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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 3/31/10

Item 1 — Reports to Shareholders

2010 SEMIANNUAL REPORT

Janus Alternative Funds

Janus Global Real Estate Fund
Janus Long/Short Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Thank you for your investment with Janus. In recent months, improvements in the U.S. and global economies have persisted. And, while market and economic conditions continue to change, our research-driven investment philosophy has remained constant. As a result, we are pleased to continue to deliver strong results relative to many of our peers.

For the 12-month period ended March 31, 2010, 71% of Janus funds, Class T Shares, ranked within Lipper’s top two quartiles based on total returns. Longer term, 89% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 88% ranked in Lipper’s top two quartiles for the five-year period ended March 31, 2010. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Equity and Fixed Income Markets

U.S. equity markets rose during the six-month period to finish near 17-month highs amid upward momentum in the U.S. and global economies and better-than-expected corporate earnings. The S&P 500® Index gained 11.75%, posting its fourth consecutive quarterly gain. Non-U.S. markets also finished close to their highest levels in nearly 18 months.

On the credit and fixed income side, corporate credit markets delivered against strong expectations for the period. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose 3.7% and the U.S. High Yield market (Barclays Capital U.S. High Yield Bond Index) was up 11.1% for the six month period ended March 31, 2010.

A rebound in consumer spending helped drive upward momentum in the U.S. economy during the period, while restructurings in the airline and automobile industries helped strengthen the service and manufacturing sectors. U.S. corporations continued to focus on cost controls instead of ramping up spending and hiring. As a result, we have seen a tremendous recovery in earnings. The U.S. labor market also demonstrated modest progress in March with private payrolls showing their largest monthly increase in two years.

Looking Ahead

While the strength in the U.S. and global economies is encouraging, we believe the potential magnitude of economic growth for the remainder of 2010 remains uncertain. The political environment and overall business confidence remain two key macro themes to watch, given that companies need to invest again in order for sustained economic growth to materialize.

Looking ahead, we do not think the next phase of any market movement will be as broad as the one we saw coming off of the lows of roughly a year ago. This, along with the likelihood of slower or uneven economic growth worldwide, leads us to believe the key to success going forward will largely be dependent on security selection.

As fundamental researchers throughout our 40-year history, our goal has always been to identify those companies going through positive fundamental transition. We take a long-term view of investment opportunities and believe a well-balanced and diversified approach is important to achieving long-term investment success. We look at a potential investment from every angle and believe this is a vital component to successful security selection in both the fixed income and equity markets. This approach forms the foundation of our commitment to deliver strong long-term relative performance.

Once again, we thank you for your business and your continued confidence in Janus.

Janus Alternative Funds | 1

Continued

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before investing or sending money.

The opinions are those of the authors as of March 31, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (5/10)

2 | MARCH 31, 2010

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 3/31/10

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1)(9/92)	Mixed-Asset Target Allocation–Moderate Funds	80	428/537	1	3/457	2	5/347	23	42/183	4	1/32	2	5/368

Janus Contrarian Fund(2/00)	Multi-Cap Core Funds	6	41/805	57	395/698	3	16/539	15	34/234	17	37/230	17	37/230

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	26	110/425	27	99/377	17	54/321	90	156/173	43	14/32	27	106/393

Janus Fund(2/70)	Large-Cap Growth Funds	32	267/834	49	357/729	41	245/611	69	227/330	15	3/20	42	316/769

Janus Growth and Income Fund(1)(5/91)	Large-Cap Core Funds	48	438/930	46	364/799	44	288/664	77	296/387	7	5/78	56	461/828

Janus Orion Fund(6/00)	Multi-Cap Growth Funds	2	5/456	14	53/384	2	4/298	–	–	18	32/186	53	214/408

Janus Research Core Fund(1)(6/96)	Large-Cap Core Funds	19	170/930	49	389/799	19	123/664	42	160/387	4	7/203	68	562/828

Janus Research Fund(1)(5/93)	Large-Cap Growth Funds	4	28/834	35	255/729	12	71/611	79	261/330	6	5/86	9	54/671

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	37	196/536	3	14/472	2	6/396	–	–	2	6/392	2	5/440

Janus Twenty Fund*(4/85)	Large-Cap Growth Funds	31	255/834	2	8/729	1	6/611	39	128/330	6	2/37	35	268/781

Janus Venture Fund*(4/85)	Small-Cap Growth Funds	11	59/536	50	232/472	25	99/396	76	169/223	9	1/11	22	28/129

Risk-Managed

INTECH Risk-Managed Core Fund(2/03)	Multi-Cap Core Funds	76	605/805	70	488/698	69	368/539	–	–	49	191/393	49	191/393

Value

Perkins Mid Cap Value Fund(8/98)	Mid-Cap Value Funds	93	203/219	8	15/192	10	14/143	7	4/57	3	1/43	3	1/43

Perkins Small Cap Value Fund(2/97)	Small-Cap Core Funds	37	270/733	1	6/621	6	28/508	10	27/272	5	6/126	5	6/126

Global & International

Janus Global Life Sciences Fund(12/98)	Global Health/Biotechnology Funds	45	21/46	16	7/43	48	18/37	75	15/19	16	2/12	12	5/43

Janus Global Opportunities Fund(1)(6/01)	Global Funds	36	199/556	32	128/399	65	198/304	–	–	15	27/185	62	195/315

Janus Global Research Fund(1)(2/05)	Global Funds	20	111/556	14	56/399	3	9/304	–	–	4	9/294	4	9/294

Janus Global Technology Fund(12/98)	Global Science/Technology Funds	38	26/68	37	21/56	36	18/50	85	17/19	36	6/16	42	23/54

Janus Overseas Fund(1)(5/94)	International Funds	1	9/1278	1	6/988	1	1/721	19	73/395	1	1/100	1	2/607

Janus Worldwide Fund(1)(5/91)	Global Funds	27	145/556	61	244/399	70	212/304	95	145/152	34	6/17	18	99/556

Fixed Income

Janus Flexible Bond Fund(1)(7/87)	Intermediate Investment Grade Debt Funds	59	320/544	7	28/453	8	28/387	18	40/224	10	2/20	8	34/459

Janus High-Yield Fund(1)(12/95)	High Current Yield Funds	74	338/460	23	90/399	19	64/343	30	66/222	7	6/91	26	81/313

Janus Short-Term Bond Fund(1)(9/92)	Short Investment Grade Debt Funds	64	163/257	5	10/238	4	6/184	18	18/99	26	7/26	6	14/240

Asset Allocation

Janus Smart Portfolio – Growth(12/05)	Mixed-Asset Target Allocation Growth Funds	14	79/583	7	33/497	–	–	–	–	2	5/434	2	5/434

Janus Smart Portfolio – Moderate(12/05)	Mixed-Asset Target Allocation Moderate Funds	24	124/537	2	8/457	–	–	–	–	3	9/401	3	9/401

Janus Smart Portfolio – Conservative(12/05)	Mixed-Asset Target Allocation Conservative Funds	29	133/462	4	12/381	–	–	–	–	2	5/310	2	5/310

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month-end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Ratings are historical with capital gains and dividends reinvested.

Janus Alternative Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was March 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2009 to March 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees (if applicable), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

4 | MARCH 31, 2010

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Alternative Funds | 5

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe that strategic, well-managed global real estate investments can generate attractive current income and substantial long-term capital appreciation over time. Our integrated equity and fixed income research team works together to identify companies that we feel practice disciplined capital allocation and have a clear ability to grow income and create value.
Patrick Brophy portfolio manager

Economic Overview

Rising equity indices and further indications of economic recovery in the developed markets have certainly been encouraging, but we still see a looming need for substantial deleveraging, as it appears that much of the debt that was crushing the private sector has simply been transferred to the public sector. This is likely to have far-reaching implications for everything from fiscal policy and job growth to interest rates and commodities prices. In general, while they were hardly immune, many emerging markets weathered the crisis relatively well, particularly those with solid sovereign balance sheets like China and Brazil. This has reinforced our more sanguine view on the prospects for many of these markets, although it’s difficult to imagine that these burgeoning economies can sustain their ascent without some sort of rebound in demand from consumers in the developed world. Given this cautious and somewhat bifurcated world view, we continue to position the Fund for a turbulent environment, maintaining a disciplined bottom-up approach while keeping a wary eye on divergent macro issues ranging from potential tightening in China to sovereign debt crises in Europe.

Global Real Estate Overview

For the property sector, positives like clear signs of a significant thawing in the debt markets, stabilizing asset values and an uptick in transactions were offset by continued pressure on operating fundamentals in developed markets and concerns about over-heating in emerging markets. In the developed markets, primarily the U.S. and Europe, a series of successful equity raises and numerous refinancings at surprisingly attractive terms further shifted the focus away from balance sheets to operating fundamentals and growth prospects, both of which still appear tenuous. Looking at the key geographies, there were several pronounced changes in performance in the six-month period, as several of the strongest markets in the first three quarters of 2009, most notably China and Brazil, finished at the back of the pack. North America continued its winning ways, and one of the early 2009 laggards, Australia, turned in a solid six months.

Strategy Overview

A defensive posture and the selective participation in the re-equitization of the property sector were key strategies for the six-month period. Re-equitization is really just a nicer way of saying dilution, which is what happened to many shareholders of real estate companies in the developed markets throughout 2009 and into 2010. Perhaps more important, however, was how often these dilutive equity issuances proved positive catalysts for the stocks. In hindsight, the thesis was fairly straight-forward: the removal of the bankruptcy overhang brought investors back into the fold, pushing share prices from substantial discounts to closer to net asset value. A critical component of our defensive posture was an over-weighting of the regional malls; it was somewhat counter-intuitive, as a weakened consumer suggested a rocky retail environment, but our belief was that these cash flows would prove surprisingly resilient, which so far has played out.

The Fund’s outperformance relative to its primary benchmark, the FTSE EPRA/NAREIT Developed Index, was driven by its geographic allocation in the six-month period, with its significant overweighting of the U.S. providing the most upside. On the negative side, an overweight position in India had the most detrimental impact. For the period, approximately 46% of the Fund’s outperformance resulted from stock selection, and retail real estate investment trusts (REITs) accounted for nearly one-third of the outperformance.

As we work to position the Fund in these turbulent markets, we continue to seek out opportunistic investments, concentrating, as always, on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise, and quality management.

6 | MARCH 31, 2010

(unaudited)

Due to certain circumstances and market conditions, we initiated positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Fund. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

While it finally seems safe to declare an end to the recession, we lack the same level of confidence in predicting a robust recovery. In fact, we worry that any number of macro mishaps could derail a still fragile global economy. Is Greece an isolated incident, or the first of many sovereign debt crises? Is the developed world transitioning to a muted and jobless recovery? Can emerging markets, China in particular, pick up the slack for the U.S. consumer and backstop global growth? We certainly don’t have the answers, but we will keep a watchful eye on the macro environment as we pursue our bottom-up approach to investing. As always, we will anchor the Fund with a geographically diverse mix of what we view as the most productive commercial real estate on the listed markets, and we will continue to work diligently to uncover those unique growth opportunities with the potential to enhance shareholder returns.

Thank you for your continued investment.

Janus Global Real Estate Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Macerich Co.	1.10%
Jones Lang LaSalle, Inc.	1.09%
CBL & Associates Properties, Inc.	1.08%
Alexandria Real Estate Equities, Inc.	0.75%
Boston Properties, Inc.	0.57%

5 Bottom Performers – Equity Holdings

Contribution

Unibail-Rodamco	–0.32%
CapitaLand, Ltd.	–0.22%
China Resources Land, Ltd.	–0.11%
Sun Hung Kai Properties, Ltd.	–0.05%
Land Securities Group PLC	–0.02%

4 Top Performers – Sectors†

		Fund Weighting	FTSE EPRA/NAREIT Developed
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	16.64%	90.54%	99.38%
Consumer Discretionary	0.67%	4.52%	0.14%
Materials	0.58%	2.32%	0.00%
Industrials	0.27%	2.01%	0.42%

4 Bottom Performers – Sectors†

		Fund Weighting	FTSE EPRA/NAREIT Developed
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	0.00%	0.00%	0.06%
Utilities	0.00%	0.01%	0.00%
Other*	0.04%	0.13%	0.00%
Telecommunication Services	0.08%	0.47%	0.00%

†	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
*	Not a GICS classified sector.

Janus Alternative Funds | 7

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Hang Lung Properties, Ltd. Real Estate Operating/Development	2.8%
CapitaLand, Ltd. Real Estate Operating/Development	2.6%
Westfield Group REIT – Shopping Centers	2.4%
Macerich Co. REIT – Regional Malls	2.3%
Alexandria Real Estate Equities, Inc. REIT – Office Property	2.2%

12.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 5.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of September 30, 2009

8 | MARCH 31, 2010

(unaudited)

Performance

				Expense Ratios –
				per the February 16, 2010 and
Average Annual Total Return – for the periods ended March 31, 2010				November 27, 2009 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares
NAV	14.34%	95.36%	–4.37%	6.22%	1.59%
MOP	7.72%	84.07%	–6.76%

Janus Global Real Estate Fund – Class C Shares
NAV	13.78%	95.01%	–4.83%	6.86%	2.34%
CDSC	12.67%	93.10%	–4.83%

Janus Global Real Estate Fund – Class D Shares(1)	12.37%	87.73%	–8.01%	5.81%	1.46%

Janus Global Real Estate Fund – Class I Shares	14.34%	95.25%	–4.22%	5.69%	1.34%

Janus Global Real Estate Fund – Class S Shares	14.09%	95.46%	–4.50%	6.35%	1.84%

Janus Global Real Estate Fund – Class T Shares	14.36%	92.55%	–6.49%	6.11%	1.59%

FTSE EPRA/NAREIT Developed Index	8.54%	84.50%	–12.51%

FTSE EPRA/NAREIT Global Index	7.67%	85.06%	–12.50%

Lipper Quartile – Class I Shares	–	1st	1st

Lipper Ranking – based on total return for Global Real Estate Funds	–	4/85	1/67

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Alternative Funds | 9

Janus Global Real Estate Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class D Shares and Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class D Shares and Class T Shares reflects estimated annualized expenses that the Fund share classes expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in real estate investment trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (the “JAD predecessor fund”) into corresponding shares of Janus Global Real Estate Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class T Shares commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Global Real Estate Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I

10 | MARCH 31, 2010

(unaudited)

Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – November 28, 2007

1) Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,141.90	$8.33

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,137.80	$12.31

Hypothetical (5% return before expenses)	$1,000.00	$1,013.41	$11.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,103.40	$1.71

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,143.40	$7.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,140.90	$9.61

Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$9.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,143.60	$8.34

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.85

†	Expenses are equal to the annualized expense ratio of 1.56% for Class A Shares, 2.31% for Class C Shares, 1.34% for Class I Shares, 1.80% for Class S Shares, and 1.56% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.35% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Alternative Funds | 11

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Common Stock – 80.3%
Building – Mobile Home and Manufactured Homes – 0.1%
645	Maisons France Confort	$29,094
Building – Residential and Commercial – 1.1%
40,600	MRV Engenharia e Participacoes S.A.	283,458
Building and Construction – Miscellaneous – 0.4%
6,500	Multiplan Empreendimentos Imobiliarios S.A.	107,730
Diversified Operations – 2.2%
54,000	China Merchants Holdings International Co., Ltd.	198,918
64,000	Wharf Holdings, Ltd.	360,639
		559,557
Electric – Transmission – 0%
108	Brookfield Infrastructure Partners L.P.	1,900
Forestry – 2.2%
2,680	Deltic Timber Corp.	118,054
3,960	Plum Creek Timber Co., Inc.	154,084
14,295	Sino-Forest Corp.*	280,156
		552,294
Hotels and Motels – 0.2%
3,200	Orient-Express Hotel, Ltd. – Class A	45,376
Real Estate Management/Services – 7.3%
8,330	Castellum A.B.	83,959
12,075	CB Richard Ellis Group, Inc. – Class A*	191,389
1,341	Deutsche Euroshop A.G.	44,225
12,365	E-House China Holdings, Ltd. (ADR)	235,306
11,536	First Capital Realty, Inc.	251,761
6,370	Jones Lang LaSalle, Inc.	464,309
2,700	LPS Brasil Consultoria de Imoveis S.A.	39,038
32,000	Mitsubishi Estate Co., Ltd.	523,804
331	Orco Property Group	3,353
		1,837,144
Real Estate Operating/Development – 17.6%
4,365	Ablon Group	4,471
21,000	BR Properties S.A.	152,641
17,665	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	449,044
227,500	CapitaLand, Ltd.	645,771
80,725	China Resources Land, Ltd.	175,507
37,600	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes.	255,743
11,843	DB Realty, Ltd.	120,963
7,598	Forestar Group, Inc.*	143,450
12,921	GAGFAH S.A.	115,604
175,000	Hang Lung Properties, Ltd.	705,501
659,450	HKC Holdings, Ltd.	57,757
15,000	Hysan Development Co., Ltd.	43,373
24,000	Mitsui Fudosan Co., Ltd.	407,489
100,000	New World Development, Ltd.	195,775
8,000	PDG Realty S.A. Empreendimentos e Participacoes	66,655
20,300	PDG Realty S.A. Empreendimentos e Participacoes (144A)	169,138
26,300	Phoenix Mills, Ltd.	108,885
804,000	Renhe Commercial Holdings Co., Ltd.	186,399
2,470	St. Joe Co.	79,905
22,000	Sun Hung Kai Properties, Ltd.	330,963
		4,415,034
REIT – Apartments – 3.0%
2,255	American Campus Communities	62,373
6,000	Associated Estates Realty Corp.	82,740
1,430	Boardwalk Real Estate Investment Trust	56,685
2,000	BRE Properties, Inc. – Class A	71,500
2,990	Camden Property Trust	124,474
12,000	Canadian Apartment Properties REIT	169,588
1,200	Essex Property Trust, Inc.	107,940
1,415	Home Properties, Inc.	66,222
		741,522
REIT – Diversified – 13.9%
5,260	CapLease, Inc.	29,193
1,003	Corio N.V.	66,962
2,262	Corio N.V. (144A)	151,015
64,636	Dexus Property Group	48,030
8,390	Digital Realty Trust, Inc.**	454,738
25,390	Duke Realty Corp.	314,836
5,620	Entertainment Properties Trust	231,151
4,275	Eurocommercial Properties N.V.	171,757
15,776	Goodman Group	9,480
17,136	Land Securities Group PLC	176,282
31,466	Lexington Realty Trust	204,844
7,000	Liberty Property Trust	237,580
245,000	Mapletree Logistics Trust	148,899
205,000	Mapletree Logistics Trust (144A)	124,589
11,200	Morguard Real Estate Trust Unit	150,451
804	Segro PLC	3,899
2,504	Unibail-Rodamco	507,244
4,172	Vornado Realty Trust	315,820
11,000	Winthrop Realty Trust	132,440
		3,479,210
REIT – Health Care – 3.6%
13,655	HCP, Inc.	450,615
4,835	Heath Care REIT, Inc.	218,687
4,820	Ventas, Inc.	228,854
		898,156
REIT – Hotels – 0.1%
545	LaSalle Hotel Properties	12,699
REIT – Mortgage – 0.6%
7,930	Annaly Mortgage Management, Inc.	136,238
380	Crystal River Capital, Inc.*	251
3,452	Gramercy Capital Corp.*	9,631
340	JER Investors Trust, Inc.*	44
640	Resource Capital Corp.	4,326
		150,490
REIT – Office Property – 7.8%
8,070	Alexandria Real Estate Equities, Inc.**	545,532
6,255	Boston Properties, Inc.	471,877
6,220	Douglas Emmett, Inc.	95,601
39,356	Great Portland Estates PLC	187,742
1,685	Highwoods Properties, Inc.	53,465
7,355	Kilroy Realty Corp.	226,828
13,870	Piedmont Office Realty Trust, Inc.	275,320
20	Tokyu REIT, Inc.	105,167
		1,961,532
REIT – Regional Malls – 5.3%
17,130	CBL & Associates Properties, Inc.	234,681
1,850	Feldman Mall Properties, Inc.*	172

See Notes to Schedules of Investments and Financial Statements.

12 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

REIT – Regional Malls – (continued)
8,515	General Growth Properties, Inc.	$137,006
15,216	Macerich Co.**	582,925
4,432	Simon Property Group, Inc.**	371,845
		1,326,629
REIT – Shopping Centers – 7.8%
7,999	Acadia Realty Trust	142,862
5,100	Equity One, Inc.	96,339
4,100	Federal Realty Investment Trust	298,521
24,783	Kimco Realty Corp.**	387,606
5,745	Kite Realty Group Trust	27,174
40,000	Link REIT	98,609
3,900	Tangar Factory Outlet Center	168,324
5,915	Weingarten Realty Investors	127,527
54,684	Westfield Group*	605,014
		1,951,976
REIT – Single Tenant – 0.8%
6,630	Realty Income Corp.	203,475
REIT – Storage – 0.7%
6,765	Extra Space Storage, Inc.	85,780
1,000	Public Storage	91,990
		177,770
REIT – Warehouse/Industrial – 2.6%
4,455	AMB Property Corp.	121,354
3,130	First Potomac Realty Trust	47,044
36,952	ProLogis**	487,767
		656,165
Resorts and Theme Parks – 1.1%
6,825	Vail Resorts, Inc.	273,614
Retail – Restaurants – 0.7%
7,590	Whitbread PLC	169,749
Transportation – Marine – 0.4%
2,980	Alexander & Baldwin, Inc.	98,489
Wireless Equipment – 0.8%
5,200	Crown Castle International Corp.*	198,796

Total Common Stock (cost $16,471,011)		20,131,859

Corporate Bond – 0.2%
REIT – Warehouse/Industrial – 0.2%
$50,000	ProLogis, 2.2500%, 4/1/37 (cost $25,473)	48,625

Preferred Stock – 2.0%
REIT – Office Property – 1.1%
4,000	Kilroy Realty Corp.	95,125
8,000	SL Green Realty Corp.	192,160
		287,285
REIT – Regional Malls – 0.9%
10,200	CBL & Associates Properties, Inc.	217,566

Total Preferred Stock (cost $484,995)		504,851

Warrant – 0%
Energy – Alternate Sources – 0%
3,758	Hong Kong Energy Holding – expires 5/13/11 (cost $0)	189

Money Market – 15.6%
3,924,707	Janus Cash Liquidity Fund LLC, 0% (cost $3,924,707)	3,924,707

Total Investments (total cost $20,906,186) – 98.1%		24,610,231

Cash, Receivables and Other Assets, net of Liabilities** – 1.9%		479,628

Net Assets – 100%		$25,089,859

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$662,524	2.7%
Bermuda	105,033	0.4%
Brazil	1,074,404	4.4%
Canada	1,357,685	5.5%
Cayman Islands	597,212	2.4%
France	536,339	2.2%
Germany	44,225	0.2%
Guernsey	4,470	0.0%
Hong Kong	1,933,966	7.9%
India	229,848	0.9%
Japan	1,036,461	4.2%
Luxembourg	118,957	0.5%
Netherlands	389,734	1.6%
Singapore	919,259	3.7%
Sweden	83,959	0.3%
United Kingdom	537,672	2.2%
United States††	14,978,483	60.9%

Total	$24,610,231	100.0%

††	Includes Cash Equivalents (44.9% excluding Cash Equivalents)

Schedule of Written Options – Calls	Value

Kimco Realty Corp. expires July 2010 180 contracts exercise price $17.50	$(6,669)
Simon Property Group, Inc. expires July 2010 40 contracts exercise price $100.00	(2,759)

Total Written Options – Calls
(Premiums received $9,700)	$(9,428)

Schedule of Written Options – Puts
Avalonbay Communities, Inc. expires April 2010 65 contracts exercise price $65.00	(54)
Prologis expires July 2010 200 contracts exercise price $10.00	(5,444)
Simon Property Group, Inc. expires April 2010 60 contracts exercise price $60.00	(29)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 13

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Value

Schedule of Written Options – Puts – (continued)
Vornado Realty Trust expires June 2010 50 contracts exercise price $50.00	(524)

Total Written Options – Puts
(Premiums received $36,775)	$(6,051)

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2010

Janus Long/Short Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus long and short investment ideas, will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to buy value-creating companies at pessimistic valuations and to short value-destroying companies at optimistic valuations. The portfolio is 40-60% net long, on average, over a full market cycle.
David Decker lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Summary

For the six-month period ended March 31, 2010, Janus Long/Short Fund Class T Shares captured roughly 41% of the S&P 500 Index’s strong 11.75% gain. Our long positions performed approximately 68 basis points (bps) better than the index return and our short positions in aggregate performed nearly 9 bps better than the index.

What happened?

Equity markets continued to climb a wall of worry over the last six months. Economic data released during the fourth quarter 2009 continued to suggest that a recovery was underway in most major economies worldwide. The sustainability of this recovery remains in question, however, given the weak labor markets and various structural challenges facing many economies.

Entering 2010, equity prices finished the first quarter near 17-month highs amid upward momentum in the global economy and better-than-expected corporate earnings. Concerns that sovereign debt problems in Europe could spread elsewhere provided for some volatility during the period, but government responses helped settle some of those fears. However, the fading affects of government stimulus, large fiscal deficits and weak labor markets remained key concerns for investors.

Looking at our own performance, some of the biggest contributors to our outperformance on the long side were names we felt had the steepest walls of worry to climb. These included the mortgage insurer Radian Group, Inc., UAL Corp. and the commercial real estate broker CB Richard Ellis Group, Inc. The portfolio was also helped by strong Indian performers, specifically JSW Steel, Ltd. and ICICI Bank, Ltd. The detractors from our long book included SandRidge Energy, Inc., which sold off as natural gas prices stayed depressed; A123 Systems, an advanced auto battery manufacturer which gave back some of its post-IPO gains; and Agnico-Eagle Mines, Ltd., which traded down as gold sold off some.

On the short side, we had success shorting high-cost solar producers but got hurt some by strong rallies in consumer discretionary and for-profit education names. We have high conviction that our short themes in these areas are still sound though, and remain positioned with that in mind.

How are we positioned?

Long

A good portion of the long portfolio is biased toward large, diversified companies that we believe can succeed in a range of macroeconomic outcomes.

Financials: As we emerge from this economic downturn, credit has begun to improve and many financial companies are beginning to extend very profitable loans. We own a number of U.S. and international banks and financial services companies that we believe will thrive in this environment. Basically, we believe a good time to invest in banks is when credit is at its worst because its reserves and stock valuations already reflect this condition. In addition new loans tend to have the best pricing and credit standards and are therefore generally highly profitable.

Consumer Staples: Within the consumer space, we believe that brand power will persist, whereas many valuations reflect a permanent cyclical trade-down and destocking. This pessimistic view has driven dominant, irreplaceable branded franchises to record low valuations in our view. Some examples are Nestle S.A., Anheuser Busch InBev N.V., Daimler A.G., and Diageo PLC.

Health Care: We also believe that health-care reform has pushed many leading medical device and pharmaceutical franchises to very low entry prices. In addition, we also have a very optimistic view of generic pharmaceuticals, both over-the-counter (Perrigo Co. is a new addition to the portfolio) and prescription (Mylan, Inc.).

Janus Alternative Funds | 15

Janus Long/Short Fund (unaudited)

Short

On the short side, we continue to believe that for-profit education companies will not escape the cross-hairs of the Obama administration. We believe growth will slow by restrictions on enrollment, recruiter incentives and restrictions on allowable debt levels for programs. We also expect lower revenues as the economy recovers, but on a larger invested capital base, thereby depressing returns. The Fund is also short managed care franchises, as we think reform harms them more than it helps and they are not priced with this negative long-term outcome in mind. The Fund is also short certain gaming companies with primary exposure in Las Vegas due to our view that long-term fundamentals are not supportive of current market values. We continue to look for companies which have weakening fundamentals and excessively strong valuations.

We employed options strategies during the reporting period including index puts and spreads as hedges, as well as strategic synthetic long and short positions. Our use of spreads helps to reduce the overall cost of hedging as it involves simultaneously buying and selling put or call options on an index or stock at different strike prices with the premium received from selling an option offsetting some or all of the costs of purchasing another option on the same underlying stock or index. In terms of creating synthetic positions, we use derivatives, such as options, in an attempt to replicate inexpensively the return characteristics of either a long or short position in a stock instead of outright taking a long or short position in the stock. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

In conclusion, while the global economy looks substantially better than it did a year ago, risk and uncertainty still exist. Debt levels remain high in the U.S. and Europe, and the crisis in Greece is increasingly concerning. Moreover, inflation in Asia continues to rise, and economic growth in the U.S. is by no means self-sustaining given persistently high unemployment (though we do expect employment to improve in the coming quarters). However, with Global markets well off their lows, we believe the environment for pure stock-picking – both long and short – is actually more attractive because we believe that company fundamentals will likely be a bigger driver of outperformance and underperformance than was the case during the market crash, and subsequent rally.

Thank you for your continued investment in Janus Long/Short Fund.

16 | MARCH 31, 2010

(unaudited)

Janus Long/Short Fund At A Glance

5 Top Performers – Holdings

Contribution

Radian Group, Inc.	2.70%
UAL Corp.	1.67%
ICICI Bank, Ltd. (ADR)	1.45%
CB Richard Ellis Group, Inc. – Class A	1.38%
SolarWorld AG	1.09%

5 Bottom Performers – Holdings

Contribution

Green Mountain Coffee Roasters, Inc.	–2.19%
Amedisys, Inc.	–1.03%
DineEquity, Inc.	–0.92%
Career Education Corp.	–0.79%
Sears Holdings Corp.	–0.76%

5 Top Performers – Sectors†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	8.14%	21.54%	14.97%
Industrials	3.44%	–0.59%	10.34%
Materials	2.04%	10.88%	3.52%
Energy	1.40%	5.74%	11.56%
Information Technology	0.31%	1.59%	19.12%

5 Bottom Performers – Sectors†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	–1.53%	3.01%	11.52%
Health Care	–0.83%	0.77%	12.68%
Other*	0.06%	0.29%	0.00%
Telecommunication Services	0.07%	–0.47%	2.99%
Utilities	0.24%	3.82%	3.62%

†	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
*	Not a GICS classified sector.

Janus Alternative Funds | 17

Janus Long/Short Fund (unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

Emerging markets comprised 22.3% of total net assets.

As of September 30, 2009

Emerging markets comprised 18.5% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of March 31, 2010

Emerging markets comprised 2.3% of total net assets.

As of September 30, 2009

Emerging markets comprised 1.2% of total net assets.

18 | MARCH 31, 2010

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010				per the November 27, 2009 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Long/Short Fund – Class A Shares
NAV	4.53%	21.97%	1.26%	4.06%	4.06%
MOP	–1.45%	14.93%	–0.36%

Janus Long/Short Fund – Class C Shares
NAV	4.18%	21.26%	0.52%	4.81%	4.81%
CDSC	3.13%	20.05%	0.52%

Janus Long/Short Fund – Class I Shares	4.81%	22.63%	1.61%	3.75%	3.75%

Janus Long/Short Fund – Class R Shares	4.48%	21.94%	–0.62%	4.51%	4.51%

Janus Long/Short Fund – Class S Shares	4.58%	21.95%	1.15%	4.22%	4.22%

Janus Long/Short Fund – Class T Shares	4.70%	22.63%	1.61%	3.97%	3.97%

S&P 500® Index	11.75%	49.77%	–0.08%

London Interbank Offered Rate (LIBOR)	0.13%	0.41%	2.97%

Lipper Quartile – Class I Shares	–	3rd	2nd

Lipper Ranking – based on total return for Long/Short Equity Funds	–	80/127	12/40

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Alternative Funds | 19

Janus Long/Short Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund held approximately 20.1% of its total investments in Indian securities as of March 31, 2010 and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Long/Short Fund (the “JAD predecessor fund”) into corresponding shares of Janus Long/Short Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Long/Short Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

20 | MARCH 31, 2010

(unaudited)

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2006

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
Expense Example – Class A Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,045.30	$21.06

Hypothetical (5% return before expenses)	$1,000.00	$1,004.34	$20.64

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class C Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,041.80	$24.59

Hypothetical (5% return before expenses)	$1,000.00	$1,000.85	$24.09

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class I Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,048.10	$19.25

Hypothetical (5% return before expenses)	$1,000.00	$1,006.13	$18.86

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class R Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,043.70	$22.62

Hypothetical (5% return before expenses)	$1,000.00	$1,002.79	$22.17

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class S Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,045.80	$21.32

Hypothetical (5% return before expenses)	$1,000.00	$1,004.09	$20.89

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
Expense Example – Class T Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,046.00	$18.11

Hypothetical (5% return before expenses)	$1,000.00	$1,007.23	$17.77

†	Expenses are equal to the annualized expense ratio of 4.13% for Class A Shares, 4.83% for Class C Shares, 3.77% for Class I Shares, 4.44% for Class R Shares, 4.18% for Class S Shares and 3.55% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Alternative Funds | 21

Janus Long/Short Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Closed-End Fund – 0%
35	Calamos Convertible Opportunities & Income Fund (cost $391)	$445

Common Stock± – 91.5%
Airlines – 2.4%
145,884	UAL Corp.*	2,852,032
Automotive – Cars and Light Trucks – 1.3%
32,938	Daimler A.G.*	1,550,440
Automotive – Medium and Heavy Duty Trucks – 1.0%
98,816	Mahindra & Mahindra Ltd.	1,191,670
Beverages – Wine and Spirits – 1.2%
84,131	Diageo PLC	1,411,821
Brewery – 1.6%
36,942	Anheuser-Busch InBev N.V.	1,860,645
359,335	Anheuser-Busch InBev N.V. – VVPR Strip*	3,397
		1,864,042
Building – Residential and Commercial – 0.9%
73,225	M/I Homes, Inc.*	1,072,746
Cable Television – 0.3%
11,947	DIRECTV – Class A*	403,928
Commercial Banks – 6.7%
115,457	ICICI Bank, Ltd. (ADR)	4,930,013
76,055	Jammu & Kashmir Bank, Ltd.	1,154,972
22,700	Sumitomo Mitsui Financial Group, Inc.	750,433
30,800	Sumitomo Mitsui Financial Group, Inc. (144A)	1,018,209
		7,853,627
Computers – 1.2%
10,760	International Business Machines Corp.	1,379,970
Diversified Banking Inst – 2.0%
130,958	Bank of America Corp.	2,337,600
Diversified Minerals – 0.4%
11,558	Angiodynamics, Inc.*	504,009
Diversified Operations – 1.8%
452,000	China Merchants Holdings International Co., Ltd.	1,665,018
12,085	Tyco International, Ltd. (U.S. Shares)	462,251
		2,127,269
E-Commerce/Services – 0.4%
16,765	eBay, Inc.*	451,817
Electric – Generation – 1.9%
52,400	MPX Energia SA	701,615
339,600	NTPC, Ltd.	1,567,879
		2,269,494
Electric – Integrated – 0.4%
32,300	Light S.A.	437,390
Electric – Transmission – 1.2%
604,358	Power Grid Corp. of India, Ltd.	1,442,570
Electronic Components – Semiconductors – 0.4%
18,540	Texas Instruments, Inc.	453,675
Finance – Auto Loans – 2.0%
98,335	AmeriCredit Corp.*	2,336,440
Finance – Investment Bankers/Brokers – 1.1%
69,580	Charles Schwab Corp.	1,300,450
Financial Guarantee Insurance – 6.1%
157,073	Assured Guaranty, Ltd.	3,450,894
236,303	Radian Group, Inc.	3,695,778
		7,146,672
Food – Miscellaneous/Diversified – 1.4%
32,617	Nestle S.A.	1,670,921
Food – Retail – 1.9%
341,650	Tesco PLC	2,257,294
Gold Mining – 1.3%
17,885	Agnico-Eagle Mines, Ltd. (U.S. Shares)	995,658
18,000	Franco-Nevada Corp.	483,061
		1,478,719
Industrial Gases – 1.1%
10,607	Linde A.G.	1,265,443
Medical – Biomedical and Genetic – 0.6%
14,275	Genzyme Corp.*	739,873
Medical – Drugs – 4.0%
21,265	Abbott Laboratories	1,120,240
36,960	Forest Laboratories, Inc.*	1,159,066
10,910	Novartis A.G.	590,231
12,568	Novo Nordisk A/S	969,244
48,385	Pfizer, Inc.	829,803
		4,668,584
Medical – Generic Drugs – 3.4%
65,815	Mylan, Inc.*	1,494,659
42,850	Perrigo Co.	2,516,152
		4,010,811
Medical Products – 1.6%
36,690	Covidien PLC (U.S. Shares)	1,844,773
Metal – Diversified – 0.7%
49,790	Ivanhoe Mines, Ltd.*	870,369
Metal Processors and Fabricators – 2.6%
128,843	AIA Engineering Ltd.	1,150,804
338,378	Bharat Forge, Ltd.	1,917,275
		3,068,079
Oil Companies – Exploration and Production – 1.6%
21,900	Occidental Petroleum Corp.	1,851,426
Oil Companies – Integrated – 0.7%
44,179	BG Group PLC	764,504
Pipelines – 1.8%
35,806	Kinder Morgan Management LLC*	2,098,948
Real Estate Management/Services – 2.6%
189,110	CB Richard Ellis Group, Inc. – Class A*	2,997,394
Real Estate Operating/Development – 5.4%
256,000	CapitaLand, Ltd.	726,670
60,016	DB Realty Ltd.*	612,995
73,566	DB Realty Ltd., (144A)*	751,393
577,000	Hang Lung Properties, Ltd.	2,326,132
59,768	St. Joe Co.*	1,933,494
		6,350,684
REIT – Mortgage – 0.6%
231,705	Gramercy Capital Corp.*	646,457
REIT – Warehouse/Industrial – 1.5%
134,034	ProLogis	1,769,249

See Notes to Schedules of Investments and Financial Statements.

22 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Resorts and Theme Parks – 1.2%
36,150	Vail Resorts, Inc.*	$1,449,254
Retail – Apparel and Shoe – 0.3%
623,530	Trinity, Ltd. – Private Placementß,°°	367,179
Retail – Drug Store – 0.8%
26,795	Walgreen Co.	993,827
Retail – Major Department Stores – 2.7%
261,220	Pantaloon Retail India, Ltd.	2,294,186
10,103	Pantaloon Retail India, Ltd. – Class B	58,066
6,262	PPR	833,586
		3,185,838
Schools – 1.1%
109,000	Estacio Participacoes S.A.	1,324,557
Steel – Producers – 6.3%
147,962	Jindal Steel & Power, Ltd.	2,317,489
154,403	JSW Steel, Ltd.	4,247,200
19,140	Nucor Corp.	868,573
		7,433,262
Television – 1.1%
93,870	CBS Corp. – Class B	1,308,548
Tobacco – 5.5%
86,719	British American Tobacco PLC	2,988,789
608	Japan Tobacco, Inc.	2,263,657
22,060	Philip Morris International, Inc.	1,150,650
		6,403,096
Water – 1.5%
80,215	American Water Works Co., Inc.	1,745,478
Web Portals/Internet Service Providers – 2.6%
358,275	EarthLink, Inc.	3,059,669
Wireless Equipment – 1.2%
193,145	Motorola, Inc.*	1,355,878

Total Common Stock (cost $92,534,920)		107,367,776

Exchange-Traded Funds – 3.9%
Commodity – 0.9%
9,525	SPDR Gold Trust (ETF)*	1,037,749
Country Fund-Indonesia – 0.4%
7,055	Market Vectors Indonesia (ETF)	492,651
Government/Agency-LT – 0.7%
16,460	ProShares UltraShort 20+ Year Treasury (ETF)*	801,437
Health and Biotechnology – 0.1%
1,897	iShares Dow Jones U.S. Pharmaceuticals Index (ETF)	113,270
Precious Metals – 0.8%
22,010	Market Vectors – Gold Miners (ETF)	977,463
Sector Fund – Utility – 1.0%
67,330	PowerShares Water Resources Portfolio (ETF)	1,173,561

Total Exchange-Traded Funds (cost $3,934,050)		4,596,131

Purchased Options – Calls – 4.4%
1,307	Delta Air Lines expires June 2010 exercise price $13.00	303,397
2,780	Denbury Resources, Inc. expires June 2010 exercise price $17.50	259,227
2,867	Ford Motor Company expires September 2010 exercise price $16.00	115,384
243	Genzyme Corp. expires July 2010 exercise price $57.50	36,713
7,193,201	Kospi 200 Index expires June 2010 exercise price KRW 232.00	23,457
14,581,578	Kospi 200 Index expires December 2010 exercise price KRW 228.50	146,836
994	Motorola, Inc. expires January 2011 exercise price $2.50	451,661
5,467	Motorola, Inc. expires January 2011 exercise price $5.00	1,225,677
1,206	PowerShares DB US Dollar Index Bullish Fund expires June 2010 exercise price $23.00	120,532
787	Radian Group, Inc. expires August 2010 exercise price $10.00	508,252
5,070	UAL Corp. expires June 2010 exercise price $21.00	796,957
358	Walt Disney Co. (LEAPS) expires January 2012 exercise price $25.00	392,859
286	Weyerhaeuser Co. expires January 2011 exercise price $20.00	717,569

Total Purchased Options – Calls (premiums paid $5,415,301)		5,098,521

Purchased Options – Puts – 0.5%
540	Green Mountain Coffee Roasters, Inc. expires June 2010 exercise price $75.00	93,275
1,000	iShares Russell 2000 Index expires April 2010 exercise price $55.00	57
2,720	iShares Russell 2000 Index expires April 2010 exercise price $67.00	209,766
1,001	iShares Russell 2000 Index expires June 2010 exercise price $75.00	194,796

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 23

Janus Long/Short Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
900	S&P CNX Nifty Index expires April 2010 exercise price INR 5,154.58	$53,455

Total Purchased Options – Puts (premiums paid) $921,680)		551,349

Total Investments (total cost $102,806,343) – 100.3%		117,614,222

Securities Sold Short – (51.0)%
Closed-End Fund – (1.7)%
67,200	Morgan Stanley China A Share Fund, Inc. (proceeds $1,805,184)	(1,948,800)

Common Stock – (41.9)%
Agricultural Operations – (0.4)%
7,455	Bunge, Ltd.	(459,452)
Applications Software – (0.9)%
72,890	NetSuite, Inc.*	(1,059,821)
Casino Hotels – (4.3)%
243,680	Boyd Gaming Corp.*	(2,407,558)
216,220	MGM Mirage*	(2,594,640)
		(5,002,198)
Cellular Telecommunications – (0.3)%
352,000	China Unicom Hong Kong, Ltd.	(396,249)
Coffee – (3.4)%
40,635	Green Mountain Coffee Roasters, Inc.*	(3,934,281)
Commercial Services – Finance – (1.9)%
74,775	Moody’s Corp.	(2,224,556)
Computers – Memory Devices – (0.6)%
59,200	STEC, Inc.*	(709,216)
Distribution/Wholesale – (2.2)%
112,030	Pool Corp.	(2,536,359)
Electronic Components – Semiconductors – (1.7)%
5,085	Cree, Inc.*	(357,069)
61,525	Renewable Energy Corp. A.S.*	(287,989)
90,922	Solarworld A.G.	(1,370,946)
		(2,016,004)
E-Marketing/Information – (0.3)%
21,290	comScore, Inc.*	(355,330)
Engineering – Research and Development Services – (0.6)%
31,355	ABB, Ltd. (ADR)	(684,793)
Hotels and Motels – (0.4)%
16,070	Wyndham Worldwide Corp.	(413,481)
Independent Power Producer – (0.2)%
9,200	Ormat Technologies, Inc.	(258,888)
Leisure Industry – (0.4)%
32,900	PowerShares Dynamic Leisure and Entertainment Portfolio	(516,497)
Life and Health Insurance – (0.5)%
307,507	Old Mutual PLC	(571,557)
Medical – HMO – (1.7)%
15,365	CIGNA Corp.	(562,052)
31,560	Health Net, Inc.*	(784,897)
14,790	Humana, Inc.*	(691,728)
		(2,038,677)
Medical Instruments – (0.7)%
108,930	Boston Scientific Corp.*	(786,475)
Metal – Copper – (1.0)%
14,500	Freeport-McMoRan Copper & Gold, Inc. – Class B	(1,211,330)
Multimedia – (1.3)%
43,200	Thomson Reuters Corp.	(1,572,456)
Oil Companies – Exploration and Production – (2.5)%
98,485	Chesapeake Energy Corp.	(2,328,185)
71,990	SandRidge Energy, Inc.*	(554,323)
		(2,882,508)
Power Converters and Power Supply Equipment – (0.5)%
543,516	Evergreen Solar, Inc.*	(614,173)
Recreational Centers – (0.7)%
27,245	Life Time Fitness, Inc.*	(765,584)
REIT – Diversified – 0%
99	British Land Co. PLC	(723)
Retail – Consumer Electronics – (2.3)%
53,945	Grupo Elektra S.A. de C.V.	(2,740,559)
Retail – Restaurants – (4.2)%
17,415	BJ’s Restaurants, Inc.*	(405,770)
10,140	Buffalo Wild Wings, Inc.*	(487,835)
19,115	DineEquity, Inc.*	(756,189)
69,550	Sonic Corp.*	(768,528)
65,120	Yum! Brands, Inc.	(2,496,050)
		(4,914,371)
Retail – Sporting Goods – (1.9)%
84,125	Dick’s Sporting Goods, Inc.*	(2,196,504)
Schools – (4.8)%
52,875	Bridgepoint Education Inc.*	(1,299,668)
75,240	Career Education Corp.*	(2,380,594)
53,980	Corinthian Colleges, Inc.*	(949,508)
9,287	ITT Educational Services, Inc.*	(1,044,602)
		(5,674,371)
Semiconductor Components/Integrated Circuits – (0.2)%
15,750	Emulex Corp.*	(209,160)
Transactional Software – (1.0)%
230,485	Innerworkings, Inc.*	(1,198,522)
Wireless Equipment – (1.0)%
75,102	Nokia OYJ	(1,167,085)

Total Common Stock (proceeds $47,482,397)		(49,111,182)

Exchange-Traded Funds – (6.8)%
Corp/Pref-High Yield – (0.7)%
9,947	iShares iBoxx $ High Yield Corporate Bond (ETF)	(879,016)
Country Fund-China – (1.7)%
28,300	iShares FTSE/Xinhua China 25 Index Fund (ETF)	(1,191,430)
10,675	SPDR S&P China (ETF)	(768,920)
		(1,960,350)

See Notes to Schedules of Investments and Financial Statements.

24 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Financial Services – (0.7)%
21,853	Direxion Daily Financial Bear 3X Shares (ETF)*	$(294,141)
27,409	UltraShort Financials ProShares (ETF)*	(527,075)
		(821,216)
Internet and Telecommunication – (0.9)%
52,550	iShares Dow Jones U.S. Telecommunication (ETF)	(1,052,051)
Sector Fund – Real Estate – (1.5)%
124,472	Proshares Ultra Real Estate (ETF)	(1,013,202)
124,360	ProShares UltraShort Real Estate (ETF)*	(751,134)
		(1,764,336)
Undefined Equity – (1.3)%
24,410	iShares S&P Global Materials Sector Index Fund (ETF)	(1,552,232)

Total Exchange-Traded Funds (proceeds $10,274,220)		(8,029,201)

Exchange-Traded Note – (0.6)%
Undefined Equity – (0.6)%
32,570	iPATH S&P 500 VIX Short-Term Futures (ETN)*(proceeds $1,261,332)	(684,947)

Total Securities Sold Short (proceeds $60,823,133) – (51.0)%		(59,774,130)

Cash, Receivables and Other Assets, net of Liabilities – 50.7%		59,460,903

Net Assets – 100%		117,300,995

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$1,864,042	1.6%
Bermuda	3,818,073	3.3%
Brazil	2,463,562	2.1%
Canada	2,349,088	2.0%
Denmark	969,244	0.8%
France	833,586	0.7%
Germany	2,815,882	2.4%
Hong Kong	3,991,151	3.4%
India	23,636,511	20.1%
Ireland	1,844,773	1.6%
Japan	4,032,299	3.4%
Singapore	726,670	0.6%
Switzerland	2,723,403	2.3%
United Kingdom	7,926,418	6.7%
United States	57,619,520	49.0%

Total	$117,614,222	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Bermuda	$(459,452)	0.8%
Canada	(1,572,456)	2.6%
Finland	(1,167,085)	2.0%
Germany	(1,370,945)	2.3%
Hong Kong	(396,249)	0.7%
Mexico	(2,740,559)	4.6%
Norway	(287,989)	0.4%
Switzerland	(684,793)	1.1%
United Kingdom	(572,280)	1.0%
United States	(50,522,322)	84.5%

Total	$(59,774,130)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 25

Janus Long/Short Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Financial Futures – Long
8 Contracts	U.S. Treasury Note 2 year expires June 2010, principal amount $1,739,600, value $1,735,600 cumulative depreciation	$(4,000)
Financial Futures – Short
15 Contracts	U.S. Treasury Note 10 year expires June 2010, principal amount $1,761,157, value $1,743,750 cumulative appreciation	$17,407

Schedule of Written Options – Calls	Value

Green Mountain Coffee Roasters, Inc. expires June 2010 432 contracts exercise price $90.00	$(517,898)
ICICI Bank Ltd. expires April 2010 142 contracts exercise price $43.00	(17,907)
iShares Russell 2000 Index Fund expires April 2010 250 contracts exercise price $69.00	(15,868)
iShares Russell 2000 Index Fund expires May 2010 575 contracts exercise price $67.00	(148,342)
iShares Russell 2000 Index Fund expires May 2010 575 contracts exercise price $68.00	(114,681)
PowerShares DB US Dollar Index Bullish Fund expires June 2010 1,206 contracts exercise price $26.00	(1,539)

Total Written Options – Calls
(Premiums received $676,504)	$(816,235)

Schedule of Written Options – Puts
Bank of America Corp. expires January 2011 2,685 contracts exercise price $15.00	$(300,177)
Denbury Resources, Inc. expires June 2010 2,780 contracts exercise price $15.00	(146,587)
Ford Motor Co. expires June 2010 1,720 contracts exercise price $10.00	(42,347)
Genzyme Corp. expires July 2010 364 contracts exercise price $47.50	$(64,074)
Green Mountain Coffee Roasters, Inc. expires June 2010 540 contracts exercise price $60.00	(28,115)
iShares Russell 2000 Index Fund expires April 2010 2,720 contracts exercise price $62.00	(27,200)
iShares Russell 2000 Index Fund expires June 2010 2,002 contracts exercise price $60.00	(182,980)
S&P CNX Nifty Index expires April 2010 900 contracts exercise price INR 4,782.60	(11,443)
Prologis expires July 2010 635 contracts exercise price $11.00	(27,933)
Prologis expires July 2010 619 contracts exercise price $12.00	(43,202)
Radian Group, Inc. expires May 2010 700 contracts exercise price $7.50	(5,668)
Research in Motion Ltd. expires June 2010 415 contracts exercise price $55.00	(23,365)
UAL Corp. expires January 2011 3,634 contracts exercise price $10.00	(297,558)
Vail Resorts, Inc. expires April 2010 184 contracts exercise price $40.00	(19,577)

Total Written Options – Puts
(Premiums received $2,672,136)	$(1,220,226)

Total Return Swaps outstanding at March 31, 2010

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

Morgan Stanley	$(855,854)	Natura Cosmetics SA	FED Funds Effective minus 750 basis points	1/17/2012	$(55,489)

See Notes to Schedules of Investments and Financial Statements.

26 | MARCH 31, 2010

Statements of Assets and Liabilities

As of March 31, 2010 (unaudited)	Janus Global	Janus
(all numbers in thousands except net asset value per share)	Real Estate Fund	Long/Short Fund

Assets:
Investments at cost	$20,906	$102,806
Unaffiliated investments at value	$20,685	$117,614
Affiliated money market investments	3,925	-
Cash	107	838
Cash denominated in foreign currency(1)	-	197
Restricted cash (Note 1)	378	684
Deposits with broker for short sales	-	60,788
Receivables:
Investments sold	-	6,981
Fund shares sold	129	70
Dividends	87	483
Interest	-	22
Non-interested Trustees’ deferred compensation	1	3
Due from adviser	-	-
Other assets	-	11
Total Assets	25,312	187,691
Liabilities:
Payables:
Short sales, at value(2)	-	59,774
Options written, at value(3)	15	2,036
Investments purchased	133	7,464
Fund shares repurchased	-	579
Dividends and distributions	-	1
Advisory fees	49	123
Printing fees	12	-
Swap Contract	-	55
Administrative fees - Class D Shares	-	N/A
Administrative fees - Class R Shares	N/A	-
Administrative fees - Class S Shares	-	-
Administrative fees - Class T Shares	-	-
Distribution fees and shareholder servicing fees - Class A Shares	1	7
Distribution fees and shareholder servicing fees - Class C Shares	1	42
Distribution fees and shareholder servicing fees - Class R Shares	N/A	-
Distribution fees and shareholder servicing fees - Class S Shares	-	1
Networking fees - Class A Shares	-	-
Networking fees - Class C Shares	-	-
Networking fees - Class I Shares	-	1
Non-interested Trustees’ fees and expenses	-	7
Non-interested Trustees’ deferred compensation fees	1	3
Foreign tax liability	1	99
Accrued expenses and other payables	9	195
Variation Margin	-	3
Total Liabilities	222	70,390
Net Assets	$25,090	$117,301

Janus Alternative Funds | 27

See footnotes at the end of the statement.

See Notes to Financial Statements.

As of March 31, 2010 (unaudited)	Janus Global	Janus
(all numbers in thousands except net asset value per share)	Real Estate Fund	Long/Short Fund

Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$23,091	$354,890
Undistributed net investment income/(loss)*	(23)	(1,858)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,711)	(252,819)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	3,733	17,088
Total Net Assets	$25,090	$117,301
Net Assets - Class A Shares	$2,902	$29,098
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	346	2,864
Net Asset Value Per Share(5)	$8.40	$10.16
Maximum Offering Price Per Share(6)	$8.91	$10.78
Net Assets - Class C Shares	$888	$48,701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106	4,880
Net Asset Value Per Share(5)	$8.40	$9.98
Net Assets - Class D Shares	$1,583	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	188	N/A
Net Asset Value Per Share	$8.43	N/A
Net Assets - Class I Shares	$18,822	$36,218
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,232	3,538
Net Asset Value Per Share	$8.43	$10.24
Net Assets - Class R Shares	N/A	$199
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	21
Net Asset Value Per Share	N/A	$9.55
Net Assets - Class S Shares	$513	$1,866
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61	182
Net Asset Value Per Share	$8.40	$10.27
Net Assets - Class T Shares	$382	$1,219
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45	119
Net Asset Value Per Share	$8.42	$10.24

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $196,877 for Janus Long/Short Fund.
(2)	Includes proceeds of $60,857,272 on short sales for Janus Long/Short Fund.
(3)	Includes premiums of $46,475 and $3,348,640 on written options for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.
(4)	Net of foreign tax on investments of $1,015 and $99,363 for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

28 | MARCH 31, 2010

See Notes to Financial Statements.

Statements of Operations

For the six-month period ended March 31, 2010 (unaudited)	Janus Global	Janus
(all numbers in thousands)	Real Estate Fund	Long/Short Fund

Investment Income:
Interest	$1	$516
Interest proceeds from short sales	-	197
Dividends	330	711
Dividends from affiliates	2	-
Foreign tax withheld	(9)	(13)
Total Investment Income	324	1,411
Expenses:
Advisory fees	76	907
Transfer agent fees and expenses	3	22
Registration fees	38	58
Custodian fees	5	63
Audit fees	23	21
System fees	12	12
Non-interested Trustees’ fees and expenses	1	9
Short sales dividend expense	-	336
Short sales interest expense	-	1
Stock loan fees	-	1,201
Administrative fees - Class D Shares	-	N/A
Administrative fees - Class R Shares	N/A	-
Administrative fees - Class S Shares	1	3
Administrative fees - Class T Shares	-	-
Distribution fees and shareholder servicing fees - Class A Shares	3	49
Distribution fees and shareholder servicing fees - Class C Shares	3	297
Distribution fees and shareholder servicing fees - Class R Shares	N/A	-
Distribution fees and shareholder servicing fees - Class S Shares	1	3
Networking fees - Class A Shares	-	49
Networking fees - Class C Shares	-	44
Networking fees - Class I Shares	1	15
Other expenses	14	46
Total Expenses	181	3,136
Expense and Fee Offset	-	(3)
Net Expenses	181	3,133
Less: Excess Expense Reimbursement	(49)	(7)
Net Expenses after Expense Reimbursement	132	3,126
Net Investment Income/(Loss)	192	(1,715)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	132	25,069
Net realized gain/(loss) from futures contracts	-	(245)
Net realized gain/(loss) from short sales	-	(9,645)
Net realized gain/(loss from swap contracts	-	19
Net realized gain/(loss) from options contracts	6	(949)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	2,221	(6,567)
Net Gain/(Loss) on Investments	2,359	7,682
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,551	$5,967

(1)	Net of foreign tax on investments of $1,015 and $99,363 for Janus Global Real Estate Fund and Janus Long/Short Fund, respectively.

Janus Alternative Funds | 29

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the six-month period ended March 31, 2010 (unaudited),
the two-month fiscal period ended September 30, 2009	Janus Global			Janus
and the fiscal year ended July 31, 2009	Real Estate Fund			Long/Short Fund
(all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$192	$55	$109	$(1,715)	$(1,394)	$(10,130)(3)
Net realized gain/(loss) from investment and foreign currency transactions	132	(39)	(1,888)	25,069	1,351	(309,672)(3)
Net realized gain/(loss) from futures contracts	-	-	-	(245)	-	-
Net realized gain/(loss) from short sales	-	-	-	(9,645)	(17,753)	106,629
Net realized gain/(loss) from swap contracts	-	-	-	19	(403)	1,364
Net realized gain/(loss) from options contracts	6	25	68	(949)	(1,128)	19,326
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,221	1,772	576	(6,567)	35,666	37,285(3)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,551	1,813	(1,135)	5,967	16,339	(155,198)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(35)	-	(19)	-	-	(3,286)
Class C Shares	(10)	-	(10)	-	-	(1,577)
Class D Shares	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	(263)	-	(117)	-	-	(2,173)
Class R Shares	N/A	N/A	N/A	-	-	(2)
Class S Shares	(8)	-	(12)	-	-	(43)
Class T Shares	(1)	-	-	-	-	-
Net realized gain from investment transactions*
Class A Shares	-	-	(1)	-	-	-
Class C Shares	-	-	-	-	-	-
Class D Shares	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	-	-	(2)	-	-	-
Class R Shares	N/A	N/A	N/A	-	-	-
Class S Shares	-	-	-	-	-	-
Class T Shares	-	-	-	-	-	-
Net Decrease from Dividends and Distributions	(317)	-	(161)	-	-	(7,081)
Capital Share Transactions:
Shares sold
Class A Shares	1,097	870	310	2,132	872	21,134
Class C Shares	337	12	60	926	286	9,321
Class D Shares	1,563	N/A	N/A	N/A	N/A	N/A
Class I Shares	4,975	1,119	7,389	16,719	3,699	44,479
Class R Shares	N/A	N/A	N/A	23	4	165
Class S Shares	48	1	9	204	62	1,867
Class T Shares	377	-	1	1,208	-	1
Redemption fees
Class A Shares	-	-	-	-	-	130
Class C Shares	-	-	-	-	-	119
Class D Shares	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	-	-	1	6	3	128
Class R Shares	N/A	N/A	N/A	-	-	-
Class S Shares	-	-	-	1	-	17
Class T Shares	-	-	-	-	-	-

30 | MARCH 31, 2010

See Notes to Financial Statements.

For the six-month period ended March 31, 2010 (unaudited),
the two-month fiscal period ended September 30, 2009	Janus Global			Janus
and the fiscal year ended July 31, 2009	Real Estate Fund			Long/Short Fund
(all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(2)

Reinvested dividends and distributions
Class A Shares	35	-	17	-	-	2,358
Class C Shares	9	-	11	-	-	846
Class D Shares	-	N/A	N/A	N/A	N/A	N/A
Class I Shares	261	-	118	-	-	1,541
Class R Shares	N/A	N/A	N/A	-	-	2
Class S Shares	8	-	13	-	-	40
Class T Shares	1	-	-	-	-	-
Shares repurchased
Class A Shares	(194)	(8)	(18)	(33,037)	(17,349)	(292,617)
Class C Shares	-	(8)	(27)	(26,526)	(14,243)	(110,797)
Class D Shares	(4)	N/A	N/A	N/A	N/A	N/A
Class I Shares	(643)	(43)	(2,038)	(26,556)	(8,987)	(187,426)
Class R Shares	N/A	N/A	N/A	(1)	(26)	(40)
Class S Shares	(4)	-	-	(1,142)	(1,316)	(24,768)
Class T Shares	(11)	-	-	(10)	-	-
Net Increase/(Decrease) from Capital Share Transactions	7,855	1,943	5,846	(66,053)	(36,995)	(533,500)
Net Increase/(Decrease) in Net Assets	10,089	3,756	4,550	(60,086)	(20,656)	(695,779)
Net Assets:
Beginning of period	15,001	11,245	6,695	177,387	198,043	893,822
End of period	$25,090	$15,001	$11,245	$117,301	$177,387	$198,043
Undistributed net investment income/(loss)*	$(23)	$102	$49	$(1,858)	$(143)	$(1,318)(3)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.

Janus Alternative Funds | 31

See Notes to Financial Statements.

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$7.49	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	.03	.12	.13
Net gain/(loss) on investments (both realized and unrealized)	.96	.96	(2.00)	(1.48)
Total from Investment Operations	1.05	.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.27)	–
Net Asset Value, End of Period	$8.40	$7.49	$6.50	$8.65
Total Return**	14.19%	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$2,902	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$2,122	$1,218	$423	$444
Ratio of Gross Expenses to Average Net Assets***(3)	1.56%	1.64%	1.39%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.56%	1.63%	1.39%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.88%	2.30%	2.22%	2.31%
Portfolio Turnover Rate***	10%	19%	78%	8%

Class A Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.72	$8.93	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.08)	.07	.07	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	.52	.72	(2.52)	(1.11)	2.62
Total from Investment Operations	.44	.79	(2.45)	(1.07)	2.75
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.17)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(4)	–	.01	–	–
Total Distributions and Other	–	–	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$10.16	$9.72	$8.93	$11.54	$12.69
Total Return**	4.53%	8.85%	(21.22)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$29,098	$58,152	$68,971	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$39,059	$64,709	$184,762	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets***(3)	4.14%(5)	5.61%(5)	4.00%(5)	3.38%(5)	3.46%(5)
Ratio of Net Expenses to Average Net Assets***(3)	4.13%(5)	5.60%(5)	4.00%(5)	3.38%(5)	3.45%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.14)%	(3.79)%	(2.08)%(6)	0.41%	1.46%
Portfolio Turnover Rate***	139%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.03% and 2.03%, respectively, in 2010, 1.92% and 1.92%, respectively, for the two-month fiscal period ended September 30, 2009, 2.99% and 2.99%, respectively, for the fiscal year ended July 31, 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class A Shares. The adjustment had no impact on total net assets or total return of the class.

32 | MARCH 31, 2010

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$7.52	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.02	.14	.09
Net gain/(loss) on investments (both realized and unrealized)	.96	.97	(2.01)	(1.48)
Total from Investment Operations	1.02	.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.21)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.21)	–
Net Asset Value, End of Period	$8.40	$7.52	$6.53	$8.61
Total Return**	13.78%	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$888	$469	$405	$459
Average Net Assets for the Period (in thousands)	$630	$443	$309	$441
Ratio of Gross Expenses to Average Net Assets***(3)	2.31%	2.37%	1.34%(4)	2.25%
Ratio of Net Expenses to Average Net Assets***(3)	2.31%	2.36%	1.34%(4)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	1.52%	2.47%	1.56%
Portfolio Turnover Rate***	10%	19%	78%	8%

Class C Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.58	$8.81	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.33)	–	(.18)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	.73	.77	(2.31)	(1.13)	2.58
Total from Investment Operations	.40	.77	(2.49)	(1.14)	2.66
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(5)	–	.01	–	–
Total Distributions and Other	–	–	(.10)	(.08)	(.04)
Net Asset Value, End of Period	$9.98	$9.58	$8.81	$11.40	$12.62
Total Return**	4.18%	8.74%	(21.81)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$48,701	$71,942	$79,412	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$59,603	$76,074	$134,956	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets***(3)	4.84%(6)	6.36%(6)	4.85%(6)	4.18%(6)	4.20%(6)
Ratio of Net Expenses to Average Net Assets***(3)	4.83%(6)	6.36%(6)	4.85%(6)	4.17%(6)	4.20%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.90)%	(4.89)%	(2.99)%(7)	(0.37)%	0.62%
Portfolio Turnover Rate***	139%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.26% and 2.26%, respectively, for the fiscal year ended July 31, 2009 without the waivers of these fees and expenses.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.72% and 2.71%, respectively, in 2010, 2.65% and 2.65%, respectively, for the two-month fiscal period ended September 30, 2009, 3.79% and 3.79%, respectively, for the fiscal year ended July 31, 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class C Shares. The adjustment had no impact on total net assets or total return of the class.

Janus Alternative Funds | 33

Financial Highlights  (continued)

Class D Shares

Janus Global
For a share outstanding during the period	Real Estate Fund
ended March 31, 2010 (unaudited)	2010(1)

Net Asset Value, Beginning of Period	$7.64
Income from Investment Operations:
Net investment income/(loss)	.02
Net gain/(loss) on investments (both realized and unrealized)	.77
Total from Investment Operations	.79
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	–(2)
Total Distributions and Other	–
Net Asset Value, End of Period	$8.43
Total Return**	10.34%
Net Assets, End of Period (in thousands)	$1,583
Average Net Assets for the Period (in thousands)	$567
Ratio of Gross Expenses to Average Net Assets***(3)	1.37%
Ratio of Net Expenses to Average Net Assets***(3)	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.09%
Portfolio Turnover Rate***	10%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through March 31, 2010.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

34 | MARCH 31, 2010

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$7.51	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.03	.17	.13
Net gain/(loss) on investments (both realized and unrealized)	.98	.96	(2.04)	(1.47)
Total from Investment Operations	1.06	.99	(1.87)	(1.34)
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.14)	–	(.27)	–
Net Asset Value, End of Period	$8.43	$7.51	$6.52	$8.66
Total Return**	14.34%	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$18,822	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$15,435	$11,312	$4,284	$4,778
Ratio of Gross Expenses to Average Net Assets***(4)	1.34%	1.39%	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	1.34%	1.39%	1.26%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.08%	2.51%	1.98%	2.48%
Portfolio Turnover Rate***	10%	19%	78%	8%

Class I Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.77	$8.97	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	.08	.24	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	.51	.72	(2.68)	(1.13)	2.65
Total from Investment Operations	.47	.80	(2.44)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(3)	–(3)	.01	.01	–
Total Distributions and Other	–	–	(.19)	(.08)	(.07)
Net Asset Value, End of Period	$10.24	$9.77	$8.97	$11.60	$12.72
Total Return**	4.81%	8.92%	(20.96)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$36,218	$44,422	$45,805	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$44,258	$44,992	$107,265	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets***(4)	3.77%(5)	5.31%(5)	3.75%(5)	3.12%(5)	3.21%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.77%(5)	5.30%(5)	3.75%(5)	3.12%(5)	3.21%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.85)%	(4.67)%	(1.84)%(6)	0.72%	1.67%
Portfolio Turnover Rate***	139%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.64% and 1.64%, respectively, in 2010, 1.58% and 1.58%, respectively, for the two-month fiscal period ended September 30, 2009, 2.72% and 2.72%, respectively, for the fiscal year ended July 31, 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class I Shares. The adjustment had no impact on total net assets or total return of the class.

Janus Alternative Funds | 35

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.15	$8.40	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.13)	.06	(.56)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	.53	.69	(1.82)	(2.48)	2.59
Total from Investment Operations	.40	.75	(2.38)	(1.70)	2.69
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.12)	–	(.04)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(2)	–	.01	–	–
Total Distributions and Other	–	–	(.11)	(.06)	(.04)
Net Asset Value, End of Period	$9.55	$9.15	$8.40	$10.89	$12.65
Total Return**	4.37%	8.93%	(21.76)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$199	$168	$175	$86	$1,280
Average Net Assets for the Period (in thousands)	$181	$178	$148	$601	$1,142
Ratio of Gross Expenses to Average Net Assets***(3)	4.45%(4)	5.93%(4)	4.93%(4)	4.89%(4)	3.67%(4)
Ratio of Net Expenses to Average Net Assets***(3)	4.44%(4)	5.93%(4)	4.93%(4)	4.89%(4)	3.67%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.47)%	(5.90)%	(3.25)%(5)	(0.47)%	0.36%
Portfolio Turnover Rate***	139%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.33% and 2.33%, respectively, in 2010, 2.25% and 2.25%, respectively, for the two-month fiscal period ended September 30, 2009, 3.81% and 3.81%, respectively, for the fiscal year ended July 31, 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% for Class R Shares. The adjustment had no impact on total net assets or total return of the class.

36 | MARCH 31, 2010

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(2)

Net Asset Value, Beginning of Period	$7.50	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.02	.15	.12
Net gain/(loss) on investments (both realized and unrealized)	.97	.97	(2.02)	(1.49)
Total from Investment Operations	1.04	.99	(1.87)	(1.37)
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.25)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.25)	–
Net Asset Value, End of Period	$8.40	$7.50	$6.51	$8.63
Total Return**	14.09%	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$513	$409	$354	$434
Average Net Assets for the Period (in thousands)	$445	$389	$299	$437
Ratio of Gross Expenses to Average Net Assets***(3)	1.81%	1.86%	1.29%(4)	1.75%
Ratio of Net Expenses to Average Net Assets***(3)	1.80%	1.86%	1.29%(4)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.58%	2.02%	2.51%	2.08%
Portfolio Turnover Rate***	10%	19%	78%	8%

Class S Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and each fiscal year ended July 31	2010	2009(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.82	$9.04	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.80	.67	1.00	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(.35)	.11	(3.46)	(1.26)	2.65
Total from Investment Operations	.45	.78	(2.46)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.03)	(.02)	(.05)
Distributions (from capital gains)*	–	–	–	(.06)	–
Redemption fees	–(5)	–(5)	.01	.01	–
Total Distributions and Other	–	–	(.02)	(.07)	(.05)
Net Asset Value, End of Period	$10.27	$9.82	$9.04	$11.52	$12.69
Total Return**	4.58%	8.63%	(21.23)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$1,866	$2,702	$3,679	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$2,271	$3,189	$12,978	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets***(3)	4.19%(6)	5.68%(6)	4.18%(6)	3.66%(6)	3.99%(6)
Ratio of Net Expenses to Average Net Assets***(3)	4.18%(6)	5.68%(6)	4.18%(6)	3.66%(6)	3.98%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(2.14)%	(1.80)%	(2.22)%(7)	0.30%	1.67%
Portfolio Turnover Rate***	139%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.76% and 1.76%, respectively, for the fiscal year ended July 31, 2009 without the waivers of these fees and expenses.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.07% and 2.07%, respectively, in 2010, 2.01% and 2.01%, respectively, for the two-month fiscal period ended September 30, 2009, 3.16% and 3.16%, respectively, for the fiscal year ended July 31, 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Class S Shares. The adjustment had no impact on total net assets or total return of the class.

Janus Alternative Funds | 37

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Global Real Estate Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income/(loss)	.12	.03	–
Net gain/(loss) on investments (both realized and unrealized)	.94	.96	.71
Total from Investment Operations	1.06	.99	.71
Less Distributions:
Dividends (from net investment income)*	(.14)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.14)	–	–
Net Asset Value, End of Period	$8.42	$7.50	$6.51
Total Return**	14.36%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$382	$1	$1
Average Net Assets for the Period (in thousands)	$83	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.56%	1.61%	1.54%
Ratio of Net Expenses to Average Net Assets***(3)	1.56%	1.61%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.97%	2.25%	0.79%
Portfolio Turnover Rate***	10%	19%	78%

Class T Shares

For a share outstanding during the six-month period ended
March 31, 2010 (unaudited), the two-month fiscal period ended	Janus Long/Short Fund
September 30, 2009 and the fiscal period ended July 31, 2009	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.79	$8.98	$8.88
Income from Investment Operations:
Net investment income/(loss)	(.21)	.04	.17
Net gain/(loss) on investments (both realized and unrealized)	.66	.77	(.07)
Total from Investment Operations	.45	.81	.10
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(4)	–	–
Total Distributions and Other	–	–	–
Net Asset Value, End of Period	$10.24	$9.79	$8.98
Total Return**	4.60%	9.02%	1.13%
Net Assets, End of Period (in thousands)	$1,219	$1	$1
Average Net Assets for the Period (in thousands)	$155	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	3.60%(5)	5.35%(5)	2.04%(5)
Ratio of Net Expenses to Average Net Assets***(3)	3.55%(5)	5.35%(5)	2.00%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.90)%	(5.61)%	(2.61)%(6)
Portfolio Turnover Rate***	139%	148%	261%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.93% and 1.89%, respectively, in 2010, 1.66% and 1.65%, respectively, for the two-month fiscal period ended September 30, 2009 and 1.87% and 1.83%, respectively, for the fiscal period ended July 31, 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.90% for Class T Shares. The adjustment had no impact on total net assets or total return of the class.

38 | MARCH 31, 2010

Notes to Schedules of Investments (unaudited)

FTSE EPRA/NAREIT Developed Index	(Formerly named FTSE EPRA/NAREIT Global Real Estate Index) A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

ETN	Exchange-Traded Note

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
±	All or a portion of liquid common stock positions have been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, swap agreements and/or securities with extended settlement dates.
ß	Security is illiquid.

∞  Schedule of Fair Valued Securities (as of March 31, 2010)

		Value as a %
	Value	of Net Assets

Janus Long/Short Fund
Trinity, Ltd – Private Placement	$367,179	0.3%

	$367,179	0.3%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model. Securities are restricted as to resale and may not have a readily available market. Not included in amount listed for segregation requirements.

Janus Alternative Funds | 39

Notes to Schedules of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Real Estate Management/Services	$1,601,838	$235,306	$–
All Other	18,294,715	–	–

Corporate Bond	–	48,625	–

Preferred Stock	–	504,851	–

Warrant	–	189	–

Money Market	–	3,924,707	–

Total Investments in Securities	$19,896,553	$4,713,678	$–

Investments in Securities:
Janus Long/Short Fund
Closed-End Fund	$445	$–	$–

Common Stock
Commercial Banks	2,923,614	4,930,013	–
Medical – Drugs	3,109,109	1,559,475	–
Retail – Apparel and Shoe	–	–	367,179
All Other	94,478,386	–	–

Exchange-Traded Funds	4,596,131	–	–

Total Investments in Securities	$105,107,685	$6,489,488	$367,179

Investments in Securities Sold Short:
Janus Long/Short Fund
Closed-End Fund	$(1,948,800)	$–	$–

Common Stock
Engineering – Research and Development Services	–	(684,793)	–
Wireless Equipment	–	(1,167,085)	–
All Other	(47,259,304)	–	–

Exchange-Traded Funds	(8,029,201)	–	–

Exchange-Traded Note	(684,947)	–	–

Total Investments in Securities Sold Short	$(57,922,252)	$(1,851,878)	$–

Investments in Purchased Options:
Janus Long/Short Fund	$3,105,090	$2,544,780	$–

Other Financial Instruments(b):
Janus Global Real Estate Fund	$(9,457)	$(6,022)	$–
Janus Long/Short Fund	(633,925)	(1,461,463)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

40 | MARCH 31, 2010

Level 3 Valuation Reconciliation of Assets (for the six-month period ended March 31, 2010)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	September 30, 2009	Premiums	Gain/(Loss)	Depreciation(a)	(Sales)	Level 3	March 31, 2010

Investments in Securities:
Janus Long/Short Fund
Common Stock
Retail – Apparel and Shoe	$126,557	$–	$4,760	$333,845	$(97,983)	$–	$367,179

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of March 31, 2010 is noted below.

Fund	Aggregate Value

Janus Global Real Estate Fund	$2,638,930
Janus Long/Short Fund	104,518,140

Janus Alternative Funds | 41

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund and Janus Long/Short Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as nondiversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a

42 | MARCH 31, 2010

significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Alternative Funds | 43

Notes to Financial Statements (unaudited) (continued)

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2010, Janus Global Real Estate Fund and Janus Long/Short Fund had restricted cash in the amounts of $378,000 and $684,048, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at March 31, 2010. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

44 | MARCH 31, 2010

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Janus Alternative Funds | 45

Notes to Financial Statements (unaudited) (continued)

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in

46 | MARCH 31, 2010

the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Funds recognized realized gains/(losses) from written options contracts during the six-month period ended March 31, 2010 as indicated in the tables below:

Fund	Gains/(Losses)

Janus Global Real Estate Fund	$6,120
Janus Long/Short Fund	417,217

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended March 31, 2010 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2009	–	$–
Options written	220	9,700
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2010	220	$9,700

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2009	60	$2,640
Options written	435	40,255
Options closed	–	–
Options expired	(120)	(6,120)
Options exercised	–	–

Options outstanding at March 31, 2010	375	$36,775

	Number of	Premiums
Call Options	Contracts	Received

Janus Long/Short Fund
Options outstanding at September 30, 2009	11,437	$1,325,021
Options written	20,783	2,826,160
Options closed	(19,298)	(2,571,291)
Options expired	(8,287)	(781,813)
Options exercised	(1,455)	(121,573)

Options outstanding at March 31, 2010	3,180	$676,504

	Number of	Premiums
Put Options	Contracts	Received

Janus Long/Short Fund
Options outstanding at September 30, 2009	9,571	$1,368,641
Options written	45,653	4,661,990
Options closed	(15,250)	(1,603,463)
Options expired	(17,514)	(1,442,368)
Options exercised	(2,562)	(312,664)

Options outstanding at March 31, 2010	19,898	$2,672,136

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Janus Alternative Funds | 47

Notes to Financial Statements (unaudited) (continued)

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

48 | MARCH 31, 2010

Fair Value of Derivative Instruments as of March 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts			Options written, at value	$15,479

Total				$15,479

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Long/Short Fund
Equity Contracts	Unaffiliated investments at value	$5,649,870	Options written, at value	$2,036,461
Equity Contracts			Swap Contract	55,489
Futures Contracts(a)			Variation Margin	3,438

Total		$5,649,870		$2,095,388

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedule of Investments. Only the current day’s variation margin is reported on the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$6,120	$–	$6,120

Total	$–	$–	$6,120	$–	$6,120

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts	$–	$–	$29,556	$–	$29,556

Total	$–	$–	$29,556	$–	$29,556

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Long/Short Fund

Interest Rate Contracts	$(245,049)	$–	$–	$–	$(245,049)

Equity Contracts	–	19,252	(949,211)	–	(929,959)

Foreign Exchange Contracts	–	–	–	417,037	417,037

Total	$(245,049)	$19,252	$(949,211)	$417,037	$(757,971)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Long/Short Fund

Equity Contracts	$–	$(55,489)	$1,684,620	$–	$1,629,131

Interest Rate Contracts	13,407	–	–	–	$13,407

Total	$13,407	$(55,489)	$1,684,620	$–	$1,642,538

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

Janus Alternative Funds | 49

Notes to Financial Statements (unaudited) (continued)

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Janus Long/Short Fund may invest no more than 5% of the Fund’s net assets in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended March 31, 2010 are indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Long/Short Fund	$3,023,629	0%

Borrowing
Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the

50 | MARCH 31, 2010

appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total returns. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Long/Short Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small

Janus Alternative Funds | 51

Notes to Financial Statements (unaudited) (continued)

asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage Dollar Rolls
The Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

52 | MARCH 31, 2010

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects Janus Global Real Estate Fund’s “base” fee rate prior to any performance adjustment and Janus Long/Short Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual Investment
	Average Daily Net	Advisory Fee/Base
Fund	Assets of the Fund	Fee (%) (annual rate)

Janus Global Real Estate Fund	N/A	0.75
Janus Long/Short Fund	All Asset Levels	1.25

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee

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Notes to Financial Statements (unaudited) (continued)

depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Developed Index

Only the base fee rate applied until December 2008 for Janus Global Real Estate Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment.

After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the six-month period ended March 31, 2010, the following Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$5,257

54 | MARCH 31, 2010

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Class D Shares of certain Funds pay an annual administrative fee of 0.12% of net assets. These administrative fees are paid by the Shares of certain Funds for shareholder services provided by Janus Services LLC.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds, as applicable, for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use some or all of this fee to compensate intermediaries for providing these services to their customers who invest in these Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Real Estate Fund	1.25
Janus Long/Short Fund	1.75

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability,

Janus Alternative Funds | 55

Notes to Financial Statements (unaudited) (continued)

“Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended March 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended March 31, 2010.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $186,360 was paid by the Trust during the six-month period ended period ended March 31, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the six-month period ended March 31, 2010, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$1,769
Janus Long/Short Fund	838

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the six-month period ended March 31, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Long/Short Fund	$1,728

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the six-month period ended March 31, 2010 is indicated in the table below:

Fund	Redemption Fee

Janus Global Real Estate Fund	$288
Janus Long/Short Fund	7,103

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended March 31, 2010, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

56 | MARCH 31, 2010

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/10

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$7,713,946	$(5,741,000)	$2,099	$3,924,707

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the six-month period ended March 31, 2010, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 9/30/09	Purchases	Purchases	Redemptions	Redemptions	at 3/31/10

Janus Global Real Estate Fund - Class A Shares	$500,000	$–	–	$–	–	$500,000
Janus Global Real Estate Fund - Class C Shares	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class D Shares	–	10,000	2/16/10	–	–	10,000
Janus Global Real Estate Fund - Class S Shares	500,000	–	–	–	–	500,000
Janus Global Real Estate Fund - Class T Shares	1,000	–	–	–	–	1,000
Janus Long/Short Fund - Class T Shares	1,000	10,000	10/29/09	–	–	11,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Real Estate Fund	$21,554,915	$3,471,756	$(416,440)	$3,055,316
Janus Long/Short Fund	104,745,894	19,921,547	(7,053,219)	12,868,328

Information on the tax components of securities sold short as of March 31, 2010 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	Depreciation

Janus Long/Short Fund	$(60,558,825)	$(6,236,494)	$7,021,189	$784,695

Net capital loss carryovers as of September 30, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Alternative Funds | 57

Notes to Financial Statements (unaudited) (continued)

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2009

				Accumulated
Fund	September 30, 2015	September 30, 2016	September 30, 2017	Capital Losses

Janus Global Real Estate Fund	$–	$(4,189)	$(1,362,543)	$(1,366,732)
Janus Long/Short Fund	(4,142,011)	(60,216,763)	(196,768,592)	(261,127,366)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended March 31, 2010 (unaudited),
the two-month fiscal period ended September 30, 2009 and each fiscal year or period ended July 31

	Janus
	Global Real	Janus
	Estate Fund	Long/Short Fund

Class A Shares
2010	2.11%	4.17%
2009(1)	3.14%	5.61%
2009	6.21%	4.00%
2008	6.64%(2)	3.38%(3)
2007	N/A	3.46%

Class C Shares
2010	2.86%	4.84%
2009(1)	3.48%	6.36%
2009	6.85%	4.85%
2008	7.37%(2)	4.18%(3)
2007	N/A	4.60%

Class D Shares
2010	2.05%(4)	N/A

Class I Shares
2010	1.85%	3.77%
2009(1)	2.56%	5.31%
2009	5.68%	3.75%
2008	6.21%(2)	3.12%(3)
2007	N/A	3.26%

Class R Shares
2010	N/A	4.45%
2009(1)	N/A	5.93%
2009	N/A	4.72%(3)
2008	N/A	4.89%(3)
2007	N/A	7.95%

Class S Shares
2010	2.33%	4.19%
2009(1)	2.96%	5.68%
2009	6.34%	4.18%
2008	6.81%(2)	3.66%(3)
2007	N/A	4.42%

Class T Shares
2010	2.08%	3.60%
2009(1)	2.54%	5.35%
2009	6.78%(5)	2.71%(5)

(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	Without the recoupment of expenses, the ratio would have been 4.72% for Class R Shares in the fiscal year ended July 31, 2009, and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares and 3.61% for Class S Shares in 2008.
(4)	Period from February 16, 2010 (inception date) through March 31, 2010.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

58 | MARCH 31, 2010

7.	Capital Share Transactions

For the six-month period ended March 31, 2010
(unaudited), the two-month fiscal period ended
September 30, 2009 and the fiscal year or period	Janus Global Real
ended July 31, 2009	Estate Fund			Janus Long/Short Fund
(all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(3)

Transactions in Fund Shares – Class A Shares:
Shares sold	137	122	54	212	93	2,098
Reinvested dividends and distributions	5	–	3	–	–	257
Shares repurchased	(25)	(1)	(3)	(3,332)	(1,831)	(30,070)
Net Increase/(Decrease) in Fund Shares	117	121	54	(3,120)	(1,738)	(27,715)
Shares Outstanding, Beginning of Period	229	108	54	5,984	7,722	35,437
Shares Outstanding, End of Period	346	229	108	2,864	5,984	7,722
Transactions in Fund Shares – Class C Shares:
Shares sold	43	1	10	94	30	989
Reinvested dividends and distributions	1	–	2	–	–	93
Shares repurchased	–	(1)	(3)	(2,723)	(1,538)	(11,849)
Net Increase/(Decrease) in Fund Shares	44	–	9	(2,629)	(1,508)	(10,767)
Shares Outstanding, Beginning of Period	62	62	53	7,509	9,017	19,784
Shares Outstanding, End of Period	106	62	62	4,880	7,509	9,017
Transactions in Fund Shares – Class D Shares:(4)
Shares sold	188	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	N/A	N/A	N/A
Shares repurchased	–	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	188	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	188	N/A	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	629	156	1,278	1,682	389	4,605
Reinvested dividends and distributions	34	–	22	–	–	168
Shares repurchased	(82)	(6)	(415)	(2,689)	(951)	(19,268)
Net Increase/(Decrease) in Fund Shares	581	150	885	(1,007)	(562)	(14,495)
Shares Outstanding, Beginning of Period	1,651	1,501	616	4,545	5,107	19,602
Shares Outstanding, End of Period	2,232	1,651	1,501	3,538	4,545	5,107
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	3	–	17
Reinvested dividends and distributions	N/A	N/A	N/A	–	–	–
Shares repurchased	N/A	N/A	N/A	–	(3)	(4)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	3	(3)	13
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	18	21	8
Shares Outstanding, End of Period	N/A	N/A	N/A	21	18	21
Transactions in Fund Shares – Class S Shares:
Shares sold	6	–	2	20	6	192
Reinvested dividends and distributions	1	–	2	–	–	4
Shares repurchased	–	–	–	(113)	(138)	(2,539)
Net Increase/(Decrease) in Fund Shares	7	–	4	(93)	(132)	(2,343)
Shares Outstanding, Beginning of Period	54	54	50	275	407	2,750
Shares Outstanding, End of Period	61	54	54	182	275	407

Janus Alternative Funds | 59

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended March 31, 2010
(unaudited), the two-month fiscal period ended
September 30, 2009 and the fiscal year or period	Janus Global Real
ended July 31, 2009	Estate Fund			Janus Long/Short Fund
(all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(3)

Transactions in Fund Shares – Class T Shares:
Shares sold	46	–	170*	120	–	114*
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	(1)	–	–	(1)	–	–
Net Increase/(Decrease) in Fund Shares	45	–	170*	119	–	114*
Shares Outstanding, Beginning of Period	–	170*	–	–	114*	–
Shares Outstanding, End of Period	45	170*	170*	119	114*	114*

*	Shares outstanding are not in thousands.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares, and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(3)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares, and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to March 31, 2010.

8.	Purchases and Sales of Investment Securities

For the six-month period ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$6,322,816	$803,486	$–	$–
Janus Long/Short Fund	96,309,809	175,574,332	–	–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the

60 | MARCH 31, 2010

Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update 2010-06, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. Certain disclosures are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

11.	Subsequent Events

A definitive proxy statement was filed on April 7, 2010 with the SEC that seeks shareholder approval on a number of proposals that will impact the Funds. The table below briefly summarizes the proposals shareholders are being asked to approve. A proxy statement describing each of these matters was sent to shareholders that held shares of the Funds as of March 17, 2010. Assuming shareholder approval, the proposals will become effective on or about July 1, 2010.

Fund(s) Affected	Proposal(s)

All Funds	Board of Trustees elections

Janus Global Real Estate Fund	Benchmark change for purposes of calculating the performance fee

In May 2009, in accordance with FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to March 31, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Alternative Funds | 61

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

62 | MARCH 31, 2010

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

Janus Alternative Funds | 63

Additional Information (unaudited) (continued)

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

64 | MARCH 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Alternative Funds | 65

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

66 | MARCH 31, 2010

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Alternative Funds | 67

Notes

68 | MARCH 31, 2010

Notes

Janus Alternative Funds | 69

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (4/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0410-300	5-31-10 125-24-93003 05-10

2010 SEMIANNUAL REPORT

Janus Global & International Funds

Janus Global Life Sciences Fund
Janus Global Opportunities Fund
Janus Global Research Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus International Forty Fund
Janus Overseas Fund
Janus Worldwide Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Thank you for your investment with Janus. In recent months, improvements in the U.S. and global economies have persisted. And, while market and economic conditions continue to change, our research-driven investment philosophy has remained constant. As a result, we are pleased to continue to deliver strong results relative to many of our peers.

For the 12-month period ended March 31, 2010, 71% of Janus funds, Class T Shares, ranked within Lipper’s top two quartiles based on total returns. Longer term, 89% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 88% ranked in Lipper’s top two quartiles for the five-year period ended March 31, 2010. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Equity and Fixed Income Markets

U.S. equity markets rose during the six-month period to finish near 17-month highs amid upward momentum in the U.S. and global economies and better-than-expected corporate earnings. The S&P 500® Index gained 11.75%, posting its fourth consecutive quarterly gain. Non-U.S. markets also finished close to their highest levels in nearly 18 months.

On the credit and fixed income side, corporate credit markets delivered against strong expectations for the period. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose 3.7% and the U.S. High Yield market (Barclays Capital U.S. High Yield Bond Index) was up 11.1% for the six month period ended March 31, 2010.

A rebound in consumer spending helped drive upward momentum in the U.S. economy during the period, while restructurings in the airline and automobile industries helped strengthen the service and manufacturing sectors. U.S. corporations continued to focus on cost controls instead of ramping up spending and hiring. As a result, we have seen a tremendous recovery in earnings. The U.S. labor market also demonstrated modest progress in March with private payrolls showing their largest monthly increase in two years.

Looking Ahead

While the strength in the U.S. and global economies is encouraging, we believe the potential magnitude of economic growth for the remainder of 2010 remains uncertain. The political environment and overall business confidence remain two key macro themes to watch, given that companies need to invest again in order for sustained economic growth to materialize.

Looking ahead, we do not think the next phase of any market movement will be as broad as the one we saw coming off of the lows of roughly a year ago. This, along with the likelihood of slower or uneven economic growth worldwide, leads us to believe the key to success going forward will largely be dependent on security selection.

As fundamental researchers throughout our 40-year history, our goal has always been to identify those companies going through positive fundamental transition. We take a long-term view of investment opportunities and believe a well-balanced and diversified approach is important to achieving long-term investment success. We look at a potential investment from every angle and believe this is a vital component to successful security selection in both the fixed income and equity markets. This approach forms the foundation of our commitment to deliver strong long-term relative performance.

Once again, we thank you for your business and your continued confidence in Janus.

Janus Global & International Funds | 1

Continued

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before investing or sending money.

The opinions are those of the authors as of March 31, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (5/10)

2 | MARCH 31, 2010

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 3/31/10

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1)(9/92)	Mixed-Asset Target Allocation–Moderate Funds	80	428/537	1	3/457	2	5/347	23	42/183	4	1/32	2	5/368

Janus Contrarian Fund(2/00)	Multi-Cap Core Funds	6	41/805	57	395/698	3	16/539	15	34/234	17	37/230	17	37/230

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	26	110/425	27	99/377	17	54/321	90	156/173	43	14/32	27	106/393

Janus Fund(2/70)	Large-Cap Growth Funds	32	267/834	49	357/729	41	245/611	69	227/330	15	3/20	42	316/769

Janus Growth and Income Fund(1)(5/91)	Large-Cap Core Funds	48	438/930	46	364/799	44	288/664	77	296/387	7	5/78	56	461/828

Janus Orion Fund(6/00)	Multi-Cap Growth Funds	2	5/456	14	53/384	2	4/298	–	–	18	32/186	53	214/408

Janus Research Core Fund(1)(6/96)	Large-Cap Core Funds	19	170/930	49	389/799	19	123/664	42	160/387	4	7/203	68	562/828

Janus Research Fund(1)(5/93)	Large-Cap Growth Funds	4	28/834	35	255/729	12	71/611	79	261/330	6	5/86	9	54/671

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	37	196/536	3	14/472	2	6/396	–	–	2	6/392	2	5/440

Janus Twenty Fund*(4/85)	Large-Cap Growth Funds	31	255/834	2	8/729	1	6/611	39	128/330	6	2/37	35	268/781

Janus Venture Fund*(4/85)	Small-Cap Growth Funds	11	59/536	50	232/472	25	99/396	76	169/223	9	1/11	22	28/129

Risk-Managed

INTECH Risk-Managed Core Fund(2/03)	Multi-Cap Core Funds	76	605/805	70	488/698	69	368/539	–	–	49	191/393	49	191/393

Value

Perkins Mid Cap Value Fund(8/98)	Mid-Cap Value Funds	93	203/219	8	15/192	10	14/143	7	4/57	3	1/43	3	1/43

Perkins Small Cap Value Fund(2/97)	Small-Cap Core Funds	37	270/733	1	6/621	6	28/508	10	27/272	5	6/126	5	6/126

Global & International

Janus Global Life Sciences Fund(12/98)	Global Health/Biotechnology Funds	45	21/46	16	7/43	48	18/37	75	15/19	16	2/12	12	5/43

Janus Global Opportunities Fund(1)(6/01)	Global Funds	36	199/556	32	128/399	65	198/304	–	–	15	27/185	62	195/315

Janus Global Research Fund(1)(2/05)	Global Funds	20	111/556	14	56/399	3	9/304	–	–	4	9/294	4	9/294

Janus Global Technology Fund(12/98)	Global Science/Technology Funds	38	26/68	37	21/56	36	18/50	85	17/19	36	6/16	42	23/54

Janus Overseas Fund(1)(5/94)	International Funds	1	9/1278	1	6/988	1	1/721	19	73/395	1	1/100	1	2/607

Janus Worldwide Fund(1)(5/91)	Global Funds	27	145/556	61	244/399	70	212/304	95	145/152	34	6/17	18	99/556

Fixed Income

Janus Flexible Bond Fund(1)(7/87)	Intermediate Investment Grade Debt Funds	59	320/544	7	28/453	8	28/387	18	40/224	10	2/20	8	34/459

Janus High-Yield Fund(1)(12/95)	High Current Yield Funds	74	338/460	23	90/399	19	64/343	30	66/222	7	6/91	26	81/313

Janus Short-Term Bond Fund(1)(9/92)	Short Investment Grade Debt Funds	64	163/257	5	10/238	4	6/184	18	18/99	26	7/26	6	14/240

Asset Allocation

Janus Smart Portfolio – Growth(12/05)	Mixed-Asset Target Allocation Growth Funds	14	79/583	7	33/497	–	–	–	–	2	5/434	2	5/434

Janus Smart Portfolio – Moderate(12/05)	Mixed-Asset Target Allocation Moderate Funds	24	124/537	2	8/457	–	–	–	–	3	9/401	3	9/401

Janus Smart Portfolio – Conservative(12/05)	Mixed-Asset Target Allocation Conservative Funds	29	133/462	4	12/381	–	–	–	–	2	5/310	2	5/310

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month-end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Ratings are historical with capital gains and dividends reinvested.

Janus Global & International Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was March 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the five-month period from November 1, 2009 to March 31, 2010 or the six-month period from October 1, 2009 to March 31, 2010 depending on the Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have

4 | MARCH 31, 2010

been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Global & International Funds | 5

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health-care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Global equities posted double-digit gains during the five-month period ended March 31, 2010, driven by stronger-than-expected corporate earnings and growing evidence of an economic recovery. Janus Global Life Sciences Fund’s Class T Shares performed well during the period, with a return of 14.07%, outpacing both the S&P 500’s® 13.87% and the Morgan Stanley Capital International World Health Care Index’sSM 10.67% return.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that have historically generated consistent free cash flow growth). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Stocks That Aided Returns

Acorda Therapeutics, Inc. was our top contributor, as the emerging biotechnology company received approval from the FDA for its lead drug Ampyra, a treatment to improve walking ability in patients with multiple sclerosis. Early feedback on the launch has been encouraging, and we believe Ampyra should generate strong returns for the company.

Human Genome Sciences, Inc. continued its strong run and was another top performer for the Fund. A second clinical trial confirmed the significant benefit of its lead drug Benlysta, reinforcing the drug’s status as the first potential new treatment for Lupus in over 50 years. Although we took some profits in the stock after a strong run, we continue to believe Benlysta (shared 50/50 with GlaxoSmithKline) has blockbuster potential.

Pharmaceutical giant Merck & Co., Inc. was also a top contributor during the period. The company benefitted from the closure of its merger with Schering Plough, as several sell side analysts raised ratings and earnings estimates for the combined company. We continue to like the growth prospects of the new Merck, with significant merger synergies ahead and one of the better late stage pipelines in the industry.

Stocks That Weighed on Returns

Biotechnology firm XenoPort, Inc. was our top detractor during the period. The stock declined significantly after a surprising negative ruling from the FDA on its lead drug for the treatment of restless leg syndrome. Despite positive clinical data and over 15 years of human experience with the parent compound, the FDA was concerned about the risk/reward in this indication given a small cancer signal in rats. Given the unfavorable regulatory ruling, we exited the position.

Genmab A/S, a Denmark-based biotechnology company, suffered from a series of disappointing clinical data related to its lead drug Arzerra and a follow-on compound for head and neck cancer. We believe Arzerra still has significant sales potential, but the sales ramp could be slower than we initially expected.

Athenahealth, Inc., a leading provider of web-based solutions for physicians, was another top detractor during the period. The company was hit by a change to more conservative accounting practices and a decision to

6 | MARCH 31, 2010

(unaudited)

increase near-term selling and marketing investments. Both had the effect of depressing near term earnings. Nevertheless, we continue to believe the company offers a compelling value proposition for doctors (improving their cash flow while reducing back-office headaches) that should lead to strong long-term revenue and earnings growth. We used the weakness to add to our position.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we attempt to limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. The Fund may also utilize options and other derivative contracts in an attempt to mitigate risks and enhance performance. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

After significant debate and years of attempts, a health-care reform bill finally passed in Washington in late March, 2010. While this legislation is extremely complex (over 2,000 pages) and still needs to be implemented, we view it as a generally benign outcome for many companies within the health-care sector. Although some companies will face increased taxes and rebates in the near term (the outlook for health insurers is particularly uncertain in our view), we believe the entire sector should benefit as more than 30 million new customers are brought into the health-care system in the coming years.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Acorda Therapeutics, Inc.	0.85%
Merck & Co., Inc.	0.85%
Human Genome Sciences, Inc.	0.79%
Celgene Corp.	0.75%
Alexion Pharmaceuticals, Inc.	0.70%

5 Bottom Performers – Holdings

Contribution

XenoPort, Inc.	–0.73%
Genmab A/S	–0.53%
athenahealth, Inc.	–0.30%
Dr. Reddy’s Laboratories, Ltd.	–0.26%
GlaxoSmithKline PLC (ADR)	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	14.10%	94.40%	12.68%
Consumer Staples	0.40%	3.95%	11.52%
Materials	0.27%	1.65%	3.52%
Consumer Discretionary	0.00%	0.00%	9.68%
Energy	0.00%	0.00%	11.56%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	3.62%
Telecommunication Services	0.00%	0.00%	2.99%
Information Technology	0.00%	0.00%	19.12%
Industrials	0.00%	0.00%	10.34%
Financials	0.00%	0.00%	14.97%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 7

Janus Global Life Sciences Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Roche Holding A.G. Medical – Drugs	3.7%
Celgene Corp. Medical – Biomedical and Genetic	3.7%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.3%
Merck & Co., Inc. Medical – Drugs	3.3%
Genzyme Corp. Medical – Biomedical and Genetic	3.0%

17.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 2.9% for long positions and (0.7)% for short positions of total net assets.

*Includes Securities Sold Short of (1.3)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

8 | MARCH 31, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	14.02%	37.22%	5.39%	1.62%	7.36%	1.10%
MOP	7.47%	29.33%	4.15%	1.02%	6.79%

Janus Global Life Sciences Fund – Class C Shares
NAV	13.64%	35.24%	4.62%	0.92%	6.58%	1.87%
CDSC	12.50%	33.89%	4.62%	0.92%	6.58%

Janus Global Life Sciences Fund – Class D Shares(1)	14.07%	37.55%	5.52%	1.78%	7.51%	0.97%

Janus Global Life Sciences Fund – Class I Shares	14.11%	37.55%	5.52%	1.78%	7.51%	0.87%

Janus Global Life Sciences Fund – Class S Shares	13.88%	36.70%	5.21%	1.47%	7.20%	1.37%

Janus Global Life Sciences Fund – Class T Shares	14.07%	37.55%	5.52%	1.78%	7.51%	1.10%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	1.33%

Morgan Stanley Capital International World Health Care Index	10.67%	34.60%	3.62%	3.00%	1.74%

Lipper Quartile – Class T Shares	–	2nd	2nd	3rd	1st

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	–	21/46	18/37	15/19	2/12

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 9

Janus Global Life Sciences Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in real estate investment trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective February 16, 2010, Janus Global Life Sciences Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Life Sciences Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

10 | MARCH 31, 2010

(unaudited)

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 11

Janus Global Life Sciences Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,140.20	$4.65

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,137.00	$7.96

Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$9.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,037.90	$1.11

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,141.70	$3.50

Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,139.40	$5.75

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,140.70	$4.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.84

†	Expenses are equal to the annualized expense ratio of 1.05% for Class A Shares, 1.80% for Class C Shares, 0.79% for Class I Shares, 1.30% for Class S Shares and 0.96% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.90% for Class D Shares multiplied by the average account value the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period).

12 | MARCH 31, 2010

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 99.8%
Agricultural Chemicals – 1.3%
50,495	Monsanto Co.	$3,606,353
46,101	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	5,502,154
		9,108,507
Chemicals – Diversified – 0.9%
100,388	Bayer A.G.**	6,789,513
Heart Monitors – 1.0%
165,375	HeartWare International, Inc.*	7,354,226
Instruments – Scientific – 1.7%
236,822	Thermo Fisher Scientific, Inc.*	12,182,124
Life and Health Insurance – 0.7%
138,145	OdontoPrev S.A.**	4,799,130
Medical – Biomedical and Genetic – 27.2%
370,433	Acorda Therapeutics, Inc.*	12,668,809
398,142	Alexion Pharmaceuticals, Inc.*	21,646,981
202,565	AMAG Pharmaceuticals, Inc.*	7,071,544
130,460	Amgen, Inc.*	7,796,290
560,175	Arena Pharmaceuticals, Inc.*	1,736,543
347,610	Aveo Pharmaceuticals, Inc.*	3,128,490
424,273	Celgene Corp.*,**	26,287,954
256,675	Dendreon Corp.*,**	9,360,937
1,271,821	Fibrogen, Inc. – Private Placement*,°° ,§	6,359,105
275,151	Genmab A/S*,**	3,462,479
417,661	Genzyme Corp.*	21,647,370
517,232	Gilead Sciences, Inc.*,**	23,523,711
137,002	Human Genome Sciences, Inc.*	4,137,460
601,707	Incyte Corp., Ltd.*	8,399,830
157,633	Martek Biosciences Corp.*	3,548,319
335,708	Myriad Genetics, Inc.*	8,073,777
227,436	United Therapeutics Corp.*	12,584,034
345,810	Vertex Pharmaceuticals, Inc.*	14,133,255
		195,566,888
Medical – Drugs – 29.5%
385,492	Abbott Laboratories	20,307,719
1,089,497	Achillion Pharmaceuticals, Inc.*	3,017,907
251,078	Auxilium Pharmaceuticals, Inc.*	7,823,590
566,748	Bristol-Myers Squibb Co.	15,132,172
567,634	Forest Laboratories, Inc.*	17,801,002
560,272	GlaxoSmithKline PLC (ADR)**	21,581,677
414,045	King Pharmaceuticals, Inc.*	4,869,169
627,807	Merck & Co., Inc.	23,448,591
287,577	Novartis A.G.**	15,536,961
146,688	Novo Nordisk A/S**	11,384,224
965,694	Pfizer, Inc.	16,561,652
165,574	Roche Holding A.G.**	26,860,027
99,594	Sanofi-Aventis S.A.**	7,423,114
406,690	Savient Pharmaceuticals, Inc.*	5,876,671
141,621	Shire PLC (ADR)**	9,341,321
117,275	Valeant Pharmaceuticals International*	5,032,270
		211,998,067
Medical – Generic Drugs – 4.0%
8,364,183	Mediquest Therapeutics – Private Placement*,°° ,§,£	2,509,255
440,840	Mylan, Inc.*	10,011,476
159,283	Pharmstandard (GDR)*,**	3,966,147
191,606	Teva Pharmaceutical S.P. (ADR)	12,086,506
		28,573,384
Medical – HMO – 1.9%
417,751	UnitedHealth Group, Inc.	13,647,925
Medical – Wholesale Drug Distributors – 0.6%
7,588,150	Alapis Holding Industrial and Commercial S.A.**	4,509,009
Medical Information Systems – 1.5%
291,411	athenahealth, Inc.*	10,653,986
Medical Instruments – 3.6%
776,447	Lifesync Holdings, Inc.*,°° ,§,£	1,692,654
153,662	Medtronic, Inc.	6,919,400
427,105	St. Jude Medical, Inc.*	17,532,661
		26,144,715
Medical Labs and Testing Services – 0.9%
185,996	Genoptix, Inc.*	6,600,998
Medical Products – 13.2%
269,588	Baxter International, Inc.	15,690,022
82,640	Becton, Dickinson and Co.	6,506,247
168,595	Carefusion Corp.*	4,455,966
330,647	Covidien PLC (U.S. Shares)**	16,624,930
93,805	Henry Schein, Inc.*	5,525,115
114,239	Hospira, Inc.*	6,471,639
241,181	Johnson & Johnson	15,725,001
193,672	Stryker Corp.	11,081,912
570,619	TomoTherapy, Inc.*	1,945,811
191,615	Varian Medical Systems, Inc.*	10,602,058
		94,628,701
Optical Supplies – 1.4%
62,839	Alcon, Inc. (U.S. Shares)**	10,152,269
Pharmacy Services – 2.3%
91,995	Express Scripts, Inc. – Class A*	9,361,411
112,610	Medco Health Solutions, Inc.*	7,270,102
		16,631,513
Physical Practice Management – 0.9%
112,680	Mednax, Inc.*	6,556,849
Retail – Drug Store – 3.7%
459,695	CVS Caremark Corp.**	16,806,450
266,970	Walgreen Co.	9,901,917
		26,708,367
Soap and Cleaning Preparations – 0.9%
119,957	Reckitt Benckiser Group PLC**	6,583,284
Therapeutics – 2.6%
866,135	Allos Therapeutics, Inc.*	6,435,383
159,818	Onyx Pharmaceuticals, Inc.*	4,839,289
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement*,°° ,§	4,846,045
194,167	Theravance, Inc.*	2,586,304
		18,707,021

Total Common Stock (cost $587,528,112)		717,896,476

Preferred Stock – 0.2%
Medical – Biomedical and Genetic – 0.2%
5,192,551	Mediquest Therapeutics – Private Placement Series A-1, 0% (cost $3,135,054)°° ,§	1,557,765

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 13

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Purchased Option – Put – 0%
650	Dendreon Corp. expires May 2010 exercise price $20.00 (premiums paid $275,950)	$54,039

Money Market – 0.4%
2,986,594	Janus Cash Liquidity Fund LLC, 0% (cost $2,986,594)	2,986,594

Warrants – 0%
Medical – Generic Drugs – 0.0%
3,345,673	Mediquest Therapeutics, expires 6/5/11*,°° ,§	3
803,980	Mediquest Therapeutics, expires 6/5/12*,°° ,§	1

Total Warrants (cost $94,066)		4

Total Investments (total cost $594,019,776) – 100.4%		722,494,878

Securities Sold Short – (1.3)%
Medical – Drugs – (1.3)%
178,635	Dr. Reddy’s Laboratories, Ltd.	(5,042,866)
102,556	UCB S.A.	(4,378,716)

Total Securities Sold Short (proceeds $6,301,504)		(9,421,582)

Cash, Receivables and Other Assets, net of Liabilities** – 0.9%		6,299,614

Net Assets – 100%		$719,372,910

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$4,799,130	0.7%
Canada	5,502,154	0.8%
Denmark	14,846,703	2.1%
France	7,423,114	1.0%
Germany	6,789,513	0.9%
Greece	4,509,009	0.6%
Ireland	16,624,931	2.3%
Israel	12,086,506	1.7%
Jersey	9,341,321	1.3%
Russia	3,966,147	0.5%
Switzerland	52,549,256	7.3%
United Kingdom	28,164,961	3.9%
United States††	555,892,133	76.9%

Total	$722,494,878	100.0%

††	Includes Cash Equivalents (76.5% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Belgium	$(4,378,716)	46.5%
India	(5,042,866)	53.5%

Total	$(9,421,582)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Brazilian Real 4/22/10	5,300,000	$2,969,471	$(116,173)
British Pound 4/8/10	750,000	1,137,950	56,050
British Pound 4/22/10	4,400,000	6,675,264	250,424
British Pound 5/6/10	3,622,000	5,494,435	(52,307)
Danish Krone 5/6/10	9,500,000	1,723,369	28,429
Euro 4/8/10	2,800,000	3,781,390	110,610
Euro 4/22/10	2,400,000	3,241,243	46,949
Euro 5/6/10	568,000	767,103	11,034
Russian Rouble 5/6/10	44,200,000	1,496,369	4,735
Swiss Franc 4/22/10	11,350,000	10,769,250	(169,600)
Swiss Franc 5/6/10	10,200,000	9,679,371	(54,732)

Total		$47,735,215	$115,419

Schedule of Written Options – Calls	Value

Dendreon Corp. expires May 2010 325 contracts exercise price $35.00	$(202,427)
Dendreon Corp. expires May 2010 325 contracts exercise price $40.00	(128,913)

Total Written Options – Calls (Premiums received $212,150)	$(331,340)

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2010

Janus Global Opportunities Fund (unaudited)

Fund Snapshot
We seek to generate sustainable, long-term results by combining Janus’ proprietary fundamental research with a disciplined and prudent approach to understanding risk and return. We seek to be rewarded by investing in high quality companies with sustainable competitive advantages when they are undervalued in the market.
Gregory Kolb portfolio manager

Economic Environment

Global equity indices posted significant gains during the period after recovering from declines in mid-January and early February. U.S. stocks were particularly strong, while a rally in the dollar made for more muted gains in international markets. Stocks in emerging markets modestly outperformed those in developed countries as a whole. In the Morgan Stanley Capital International World IndexSM, the Fund’s primary benchmark, the industrials, materials and consumer discretionary sectors led, while telecommunications, energy and utilities lagged. The U.S. and Canada were leading index contributors, while several European countries were detractors.

Improved manufacturing and services order books around the world as well as tentative signs of stabilization in the employment situation bolstered financial markets. The rebound in GDP, while not uniform across every geographic region, is expected to continue. Broadly speaking, Asian countries are expected to achieve the highest GDP growth, followed by the U.S. and then Europe.

There are concerns, however. Headlines during the past few months have included sovereign debt worries, particularly in the European Union and Greece, as well as fears over potential overheating of the Chinese economy and possible policy responses. In a longer-term context, it remains unclear whether the current recovery will follow the pattern of other post-WWII recoveries in the U.S., which would imply a sustained period of strong growth, or whether perhaps we will experience an environment more similar to other credit-induced recessions the world has seen, in which case a much more subdued outlook is warranted.

Strategy Overview

The Fund’s underperformance during the five-month period was in large part due to our cash position and holdings within industrials and technology. Our stock selection within financials and consumer staples helped relative returns. From a country perspective, our stock selection in the U.S. and Japan detracted, while our lack of exposure to many of the European markets helped relative returns.

In terms of sector positioning, we were overweight health care and consumer staples while underweight materials, energy, industrials and utilities. From a country perspective, we were overweight Japan, Switzerland and South Korea, while underweight most of Europe, Canada and Australia. In general, and especially when considering the sizeable cash position, our portfolio was positioned in a less pro-cyclical manner than the benchmark.

Pasona Group, Inc. negatively impacted performance. A leading temporary staffing company in Japan, Pasona has seen its business hurt by the recession. However, as a market leader, we believe the company is well positioned to benefit from any rebound in the economic situation in Japan or of its export-oriented manufacturers. In addition, we like the company’s strong balance sheet and history of stock buybacks and dividends.

Technology holding Dell, Inc. underperformed during the period after reporting lackluster earnings in February. The company, while having many positive attributes, continues to be competitively challenged and faces a difficult situation. We sold the position during the period.

Finally among detractors, energy stocks lagged during the period, and although we were underweight, our holdings in Total S.A. and Exxon Mobil Corp. hurt results. We are cautious on the global economic outlook and as a result are cautious on energy in the near-term. However, in the long-term there are powerful factors at play in the global supply/demand balance which augur well for energy, in our view. We believe our holdings in Total S.A. and Exxon Mobil, Corp. two of the largest and most stable global energy companies, will benefit from a positive long-term energy environment in the future, while each traded for a modest valuation and paid an attractive dividend as of period end.

Janus Global & International Funds | 15

Janus Global Opportunities Fund (unaudited)

Financial stocks were among the Fund’s strongest performers during the period. Willis Group Holdings, Ltd., the third largest insurance broker worldwide, reported reasonably strong fourth quarter results, particularly given the weak insurance industry backdrop, and was able to de-lever its balance sheet modestly as well. The company also benefitted from a regulatory change which reverses a number of restrictions placed on the insurance brokerage industry in 2005. We believe Willis is well positioned to benefit from any improvement in the insurance pricing backdrop as well as to mitigate the effect an inflationary environment might have on it. Berkshire Hathaway, Inc. – Class B jumped during the quarter after it was announced it would be included in the S&P 500® Index. We continue to like the company’s world class insurance operations, strong balance sheet, diverse portfolio of investments and top notch management. Finally among financials, Nipponkoa Insurance Co., Ltd. saw its shares rise into the quarter close as it was set to merge with larger property and casualty peer Sompo Japan Insurance, Inc. The merged company will be named NKSJ Holdings. We feel the consolidation this merger brings will offer the potential for significant cost savings and perhaps more constructive management of its investment portfolio and excess capital.

In health care, our large holding in Covidien PLC (U.S. Shares) was a key contributor. Covidien PLC is a global health care products company, with a main business in medical devices for surgical procedures. We believe the company is well positioned to benefit from increased health care consumption worldwide in the coming years as large sections of the population age. More specifically to Covidien PLC, we think the company’s post-spin-off strategy of investing in higher growth and higher margin products will continued to deliver solid financial results.

Derivatives

To manage the Fund’s overall currency exposure, we occasionally utilize certain derivatives. Currently, we have hedged roughly half of our Japanese yen exposure. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook

We remain cautious. In our view, the more cyclical elements of the stock market are clearly priced for a reasonably robust and sustained recovery in profits. This sort of recovery is a possibility, but not the only one. We are in the aftermath of a credit-induced recession and the future course of economic events is far from certain, as discussed above. This “optimism in the price,” when set against the macroeconomic risks involved, makes for a generally difficult trade-off. Broadly speaking stock prices are not extraordinarily expensive. Indeed on many long-term metrics such as Professor Robert Shiller’s cyclically- and inflation-adjusted P/E ratio they have been substantially richer at points in the past. But neither are stock prices obviously cheap. In fact, stocks in the U.S. have spent extended periods of time below the current Shiller P/E multiple.

It is in this context that we’ve gravitated to less economically sensitive parts of the market, where we find valuations generally attractive. We have exercised a strong sell discipline over the course of the current historic rally in stock prices by selling or materially reducing many winners which we believe no longer have particularly compelling risk-reward characteristics. We have also maintained a significant cash position, as noted above, in order to be liquid and able to take advantage of any opportunities that may arise. It can be very tempting to shift your focus as an investor during a strong rally, particularly on the heels of a terrible drop, from a focus on risk to a focus on return. We are not going to fall into that trap. We are going to continue to take what we believe to be a balanced view of the relationship between risk and return, focusing first on protecting capital.

Thank you for co-investing with us in Janus Global Opportunities Fund.

16 | MARCH 31, 2010

(unaudited)

Janus Global Opportunities Fund At A Glance

5 Top Performers – Holdings

Contribution

Willis Group Holdings, Ltd.	1.04%
Covidien PLC (U.S. Shares)	0.97%
Berkshire Hathaway, Inc. – Class B	0.69%
News Corp. – Class B	0.65%
Nestle S.A.	0.62%

5 Bottom Performers – Holdings

Contribution

Pasona Group, Inc.	–0.68%
Dell, Inc.	–0.27%
Exxon Mobil Corp.	–0.15%
GlaxoSmithKline PLC	–0.12%
Symantec Corp.	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	2.75%	16.43%	20.74%
Health Care	2.13%	23.58%	10.10%
Consumer Discretionary	1.85%	12.41%	9.43%
Consumer Staples	1.58%	15.09%	10.24%
Information Technology	0.68%	12.13%	11.80%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Energy	–0.16%	6.19%	10.90%
Industrials	–0.13%	6.52%	10.58%
Materials	0.00%	0.40%	7.40%
Utilities	0.00%	0.00%	4.51%
Telecommunication Services	0.47%	7.25%	4.30%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 17

Janus Global Opportunities Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Nestle S.A. Food – Miscellaneous/Diversified	5.4%
Willis Group Holdings, Ltd. Insurance Brokers	5.3%
Nissin Healthcare Food Service Co., Ltd. Food – Catering	4.7%
Covidien PLC (U.S. Shares) Medical Products	4.6%
Vodafone Group PLC Cellular Telecommunications	4.0%

24.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 2.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

18 | MARCH 31, 2010

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010					per the February 16, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Opportunities Fund – Class A Shares
NAV	7.40%	53.80%	2.01%	5.24%	1.39%
MOP	1.21%	44.95%	0.81%	4.53%

Janus Global Opportunities Fund – Class C Shares
NAV	6.93%	51.85%	1.26%	4.47%	2.14%
CDSC	5.87%	50.37%	1.26%	4.47%

Janus Global Opportunities Fund – Class D Shares(1)	7.42%	54.13%	2.23%	5.47%	1.26%

Janus Global Opportunities Fund – Class I Shares	6.84%	53.44%	2.14%	5.42%	1.14%

Janus Global Opportunities Fund – Class S Shares	7.12%	54.13%	2.00%	5.18%	1.64%

Janus Global Opportunities Fund – Class T Shares	7.42%	54.13%	2.23%	5.47%	1.39%

Morgan Stanley Capital International World IndexSM	9.39%	52.37%	2.89%	3.02%

Morgan Stanley Capital International All Country World IndexSM	9.60%	55.48%	3.94%	3.88%

Lipper Quartile – Class T Shares	–	2nd	3rd	1st

Lipper Ranking – based on total return for Global Funds	–	199/556	198/304	27/185

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 19

Janus Global Opportunities Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective February 16, 2010, Janus Global Opportunities Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Opportunities Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

20 | MARCH 31, 2010

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,079.90	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,071.20	$8.01

Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,042.10	$1.42

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,073.30	$3.09

Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,074.10	$6.69

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,075.20	$4.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio of 1.29% for Class A Shares, 1.87% for Class C Shares, 0.72% for Class I Shares, 1.56% for Class S Shares and 0.99% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.15% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period).

Janus Global & International Funds | 21

Janus Global Opportunities Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Common Stock – 82.7%
Advertising Services – 0.7%
36,000	Asatsu-DK, Inc.**	$764,523
Agricultural Chemicals – 0.4%
78,000	Nitto FC Co., Ltd.**	411,405
Applications Software – 1.8%
63,200	Microsoft Corp.	1,849,864
Beverages – Wine and Spirits – 1.0%
63,778	Diageo PLC	1,070,273
Building – Residential and Commercial – 0.4%
26,835	KB Home	449,486
Cellular Telecommunications – 5.7%
11,746	SK Telecom Co., Ltd.	1,801,566
1,811,904	Vodafone Group PLC	4,178,758
		5,980,324
Commercial Services – Finance – 1.2%
72,795	Western Union Co.	1,234,603
E-Commerce/Services – 1.5%
57,165	eBay, Inc.*	1,540,597
Electric Products – Miscellaneous – 0.6%
22,500	Icom Inc.**	576,040
Electronic Connectors – 2.0%
18,400	Hirose Electric Co., Ltd.**	2,122,093
Electronic Measuring Instruments – 0.7%
47,600	Cosel Co., Ltd.**	687,493
Food – Catering – 4.7%
381,229	Nissin Healthcare Food Service Co., Ltd.**	4,894,349
Food – Miscellaneous/Diversified – 5.4%
108,863	Nestle S.A.	5,576,892
Food – Retail – 0.4%
7,940	Metro A.G.	470,951
Food – Wholesale/Distribution – 0.9%
31,435	Sysco Corp.	927,333
Human Resources – 3.0%
4,809	Pasona Group, Inc.**	3,169,299
Insurance Brokers – 5.3%
174,925	Willis Group Holdings, Ltd.	5,473,403
Internet Security – 1.8%
112,070	Symantec Corp.*	1,896,224
Medical – Biomedical and Genetic – 1.5%
257,820	PDL BioPharma, Inc.*	1,601,062
Medical – Drugs – 7.4%
56,270	Abbott Laboratories	2,964,303
111,694	GlaxoSmithKline PLC	2,144,670
47,567	Novartis A.G.	2,569,909
		7,678,882
Medical – HMO – 1.5%
47,015	UnitedHealth Group, Inc.	1,535,980
Medical Instruments – 0.7%
25,400	As One Corp.**	446,477
1,260	Medikit Co., Ltd.**	299,936
		746,413
Medical Products – 8.0%
94,828	Covidien PLC (U.S. Shares)	4,767,951
54,600	Johnson & Johnson	3,559,920
		8,327,871
Metal Products – Distributors – 0.6%
82,400	Furusato Industries, Ltd.**	580,071
Metal Products – Fasteners – 0.6%
55,100	Kitagawa Industries Co., Ltd.**	589,494
Miscellaneous Manufacturing – 0.3%
30,200	Mirai Industry Co., Ltd.**	280,126
Multimedia – 0.9%
54,280	News Corp. – Class B	923,303
Oil Companies – Integrated – 5.5%
48,195	Exxon Mobil Corp.	3,228,101
42,472	Total S.A.	2,465,254
		5,693,355
Property and Casualty Insurance – 3.7%
554,400	Sompo Japan Insurance, Inc.**,°° ,ß	3,890,943
Protection – Safety – 0.5%
26,400	Secom Joshinetsu Co., Ltd.**	544,551
Reinsurance – 2.8%
35,650	Berkshire Hathaway, Inc. – Class B*	2,897,276
Retail – Apparel and Shoe – 0.9%
114,151	Esprit Holdings, Ltd.	900,534
Retail – Discount – 2.7%
50,065	Wal-Mart Stores, Inc.	2,783,614
Savings/Loan/Thrifts – 2.8%
234,840	NewAlliance Bancshares, Inc.	2,963,681
Schools – 0.5%
146,600	Shingakukai Co., Ltd.**	505,030
Telephone – Integrated – 0.6%
25,105	AT&T, Inc.	648,713
Tobacco – 3.0%
32,489	British American Tobacco PLC	1,119,741
33,253	Imperial Tobacco Group PLC	1,014,134
18,540	KT&G Corp.	1,025,994
		3,159,869
Wire and Cable Products – 0.7%
60,900	HI-LEX CORP**	773,385

Total Common Stock (cost $76,472,209)		86,119,305

Money Market – 15.9%
16,518,156	Janus Cash Liquidity Fund LLC, 0% (cost $16,518,156)	16,518,156

Total Investments (total cost $92,990,365) – 98.6%		102,637,461

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		1,482,117

Net Assets – 100%		$104,119,578

See Notes to Schedules of Investments and Financial Statements.

22 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$900,534	0.9%
France	2,465,254	2.4%
Germany	470,951	0.5%
Ireland	10,241,355	10.0%
Japan	20,535,215	20.0%
South Korea	2,827,559	2.7%
Switzerland	8,146,801	7.9%
United Kingdom	9,527,576	9.3%
United States††	47,522,216	46.3%

Total	$102,637,461	100.0%

††	Includes Cash Equivalents (30.2% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Japanese Yen 4/22/10	400,000,000	$4,279,971	$113,895
Japanese Yen 5/6/10	515,000,000	5,510,957	168,167

Total		$9,790,928	$282,062

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 23

Janus Global Research Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team-Based Approach Led by Jim Goff, Director of Research

Fund Performance

For the 5-month period ending March 31, 2010, Janus Global Research Fund’s Class T Shares gained 12.43%, outperforming its primary benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which advanced 10.28%.

Five-Year Anniversary

The Fund hit its five-year anniversary during the period. We are pleased that the Fund has generated strong results since its inception, solidly outperformed its primary benchmark and ranked in the fourth percentile for the Lipper global fund category. Equally pleasing is how we got there. With contributions of best ideas from across the Janus team of 38 analysts(1), the Fund was highly diversified and demonstrated strong stock-picking across sectors, company sizes and geographies. Our strategy of capturing the value of our research in a diversified risk portfolio helped deliver strong risk-adjusted results for investors.

Long-Term Investing and Sticking to Conviction

In my opinion, Janus’ investment process has become stronger and more disciplined over the past decade, while striving to maintain a consistent focus on adding value through excellence in research. Our focus is twofold – we strive to generate excellent long term results, while investing in a disciplined manner in an effort to provide consistency of returns for investors. We seek to steadily outperform the market through disciplined investing and by avoiding “big mistakes.” Markets have a way of humbling and challenging investors, though. Consider the severe downturn of late 2008 to early 2009. We wish we were prescient enough to avoid this sharp decline in global stock markets. We believed we would be somewhat protected by owning strong companies with excellent competitive positions in their markets. The key investing decision for most investors over the past 7-8 years was what they did during the depths of the panic and negative headlines. It is said that there are two classes of mistakes – minor ones like wearing white after Labor Day or serious ones like attacking Russia in winter. Moving out of the market or investing defensively during this time was the investment equivalent of “attacking Russia in winter.” Since its low in March of 2009, the MSCI World Growth Index is up 71.5%. Maintaining a focus on the long-term and finding what we felt were the best risk-rewards offered to us by a panicked market helped us to outperform off the March 2009 lows. Sure, we took our lumps for a time, but our patience paid off over the course of this market cycle. We took an important step toward our goal of great 5-, 10- and 20-year performance for our investors.

Economic Overview

During late 2008 and early 2009, many prognosticators felt the global economy was headed towards another depression. Since then, credit markets have improved greatly and lending is functioning more normally. We believe that we are back from the brink. Europe is stagnant and facing challenges from sovereign debt issues, but we feel that the United States is positioned to grow moderately in 2010 and economic growth in emerging markets appears to be vibrant. Near term, corporate earnings are strong and economic indicators in most global markets are clearly better than expected. Despite these positives, we are still at a point of uncertainty in the global economy. While much of the recent downturn can be attributed to excess borrowing by consumers and overvalued housing, the next downturn could come because many national governments took up the mantle from consumers and borrowed too much. Federal deficits and debts, relative to Gross Domestic Product (GDP), are in many cases in uncharted territories. Strong near-term growth could lead to employment gains and a sustainably growing economy to gradually resolve these debt issues. It is possible, however, that these high government borrowings lead to higher tax rates, inflation and higher interest rates which could depress economic growth for many years. We design this portfolio to benefit from stock picking and not from macro or sector bets. Against the backdrop of an uncertain economy, we think it especially important to focus on stock picking. Our portfolio positioning in Global Research remains balanced; it is positioned for neither ebullient growth nor recession.

(1)	Equity analysts’ tenure and headcount includes individuals who are considered both analysts and co-portfolio managers.

24 | MARCH 31, 2010

(unaudited)

Sector Views

Among our seven research sectors within the MSCI World Growth Index, technology had the strongest relative performance followed by consumer. Our relative underperformance during the period was in the industrials sector. Our bottom-up approach puts us in touch with thousands of companies and industry participants and we use those conversations, surveys and other research tools to gain a broader outlook on sectors.

Communications

We anticipated a recovery in advertising, but the pace exceeded our expectations. Television and internet led the recovery while print media lost share. The lines between internet and television are blurring as advertisers tie on-line advertising with television broadcasts and many people watch television online. We also see opportunities (for infrastructure companies, among others) and challenges (for telecommunication companies, for example) in the growing volume of wireless data.

Consumer

We saw resurgence in consumer demand during the period and improving sentiment, but it was generally off gloomy views from a year ago. Retail sales continue to surprise us and others, especially at the high end. With store utilization lower than average, inventories lean, companies cautious on expenses, and a shift to on-line sales, higher growth means margins expand. Our view on staples is rosier, especially in emerging markets, but we are monitoring how manufacturers offset higher raw material costs.

Energy

In general, the outlook for oil prices is more favorable than that for natural gas. Natural gas production has not fallen in line with the fall in prices for a variety of structural reasons. Refining, which has long suffered from poor profitability, may be near an inflection point if increased demand from refined products sops up excess capacity in the industry. We remain quite impressed with the opportunity for companies with exposure to production in Brazilian waters.

Financials

We are watching the pace and scope of Washington’s efforts at financial sector reform. While we expect a great deal of rhetoric, we generally think the outcome will be less severe than the market fears. Some businesses, such as exchanges, may benefit from the new regulations. Away from Washington, we are anticipating peaks in non-performing loans and charge-offs, which could bode well for bank stocks, especially well-positioned large cap banks with attractive valuations. Our exposure to Greece is minimal, and we found opportunities where the stocks were over-sold in our opinion. Global insurance and real estate are offering investment opportunities as well.

Healthcare

With reform behind us, the fundamentals of the sector will likely once again drive performance. In general, coming off several years of underperformance, valuations are low. The health-care plan did more to expand healthcare than reform the cost structure. Pharmaceuticals, pharmacy benefit management companies and generic drug companies generally win from the increased patient population. Meanwhile, we’re uncertain if the increased regulation of insurance companies offset the benefit of a bigger pool of patients. We see a big opportunity for healthcare investing in emerging markets. We believe growth in these countries will far outpace GDP growth.

Industrials

The team focuses on companies that we believe are structural earnings growers with high returns and operating leverage that could help them benefit from an economic upturn. We are favoring more stable companies that we feel can do well in a variety of economic outcomes. We also see opportunities in companies with structural changes, such as airlines and the auto sector. Transports – which have leverage to the increased shipping needs of a growing economy – offer us some opportunities too. In addition, we think housing has stabilized, meaning good news for the industry and for related companies.

Technology

We saw a modest recovery in the technology sector, but company budgets for spending remained focused at period end. While we are seeing a bounce in demand in the semiconductor space, we believe the long-term winners will be either niche companies or those offering integrated solutions. Some of our investment themes continue to be network infrastructure, wireless, smart phones, web-based software and connectors.

Janus Global & International Funds | 25

Janus Global Research Fund (unaudited)

Holdings Overview

Our holdings in technology and consumer contributed the most to the Fund’s outperformance relative to the MSCI World Growth Index.

Within technology, ARM Holdings PLC was a top contributor. The U.K.-based semiconductor intellectual property licensing company has experienced increasing royalty revenues from the growth in smart phones, which routinely use ARM-based chips.

Marvell Technology Group, Ltd. also posted strong returns. The leading semiconductor company sells to a diverse set of customers in the computing, wireless, communications and storage industries. We remain attracted to Marvell’s business model and potential to gain market share.

Aggreko PLC was also sharply higher during the period. We feel the U.K. provider of temporary power solutions will benefit from power shortages in emerging markets, particularly in Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks.

Detractors included our holdings in industrials and health care. Within industrials, Bayerische Motoren Werke AG (BMW) was the largest individual detractor. We sold the position in the German auto maker and invested in other areas that we felt had better risk-reward opportunities.

Capita Group PLC also traded lower during the period. The largest business process outsourcing company in the U.K faced reduced contract awards in the run-up to parliamentary elections. Longer term, we expect the U.K. government to meaningfully increase its outsourcing, in particular in health care and defense.

U.K. insurer Prudential PLC declined after the company announced it would acquire American International Group’s unit in Asia, AIA Group. We believe the acquisition will strengthen Prudential’s Asian franchise, a key area of future growth.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

We are committed to the success of Janus Global Research Fund – as managers and as investors. Janus analysts and I have more than $12 million invested in Janus’ U.S. and global research portfolios. We believe this alignment with our shareholders is a good reminder of our commitment to our process. We have a top-notch investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined and when needed by staying above the panic, we hope to reward long term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Global Research Fund.

26 | MARCH 31, 2010

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	0.74%
ARM Holdings PLC	0.51%
Marvell Technology Group, Ltd.	0.50%
Apple, Inc.	0.48%
Novo Nordisk A/S	0.43%

5 Bottom Performers – Holdings

Contribution

Bayerische Motoren Werke A.G.	–0.13%
Capita Group PLC	–0.12%
Prudential PLC	–0.12%
Panalpina Welttransport Holding A.G.	–0.10%
Agnico-Eagle Mines, Ltd. (U.S. Shares)	–0.09%

4 Top Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	3.78%	18.50%	18.09%
Consumer	3.20%	19.70%	20.05%
Industrials	2.09%	23.05%	23.07%
Health Care	1.31%	13.21%	13.18%

3 Bottom Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	0.65%	10.25%	10.24%
Energy	0.70%	8.64%	8.83%
Communications	1.05%	6.53%	6.52%

†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Global & International Funds | 27

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Aggreko PLC Commercial Services	2.1%
China Merchants Holdings International Co., Ltd. Diversified Operations	1.8%
Apple, Inc. Computers	1.7%
Roche Holding A.G. Medical-Drugs	1.7%
GlaxoSmithKline PLC Medical-Drugs	1.7%

9.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 7.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

28 | MARCH 31, 2010

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010					per the February 16, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	12.48%	59.50%	8.45%	7.90%	1.30%	1.30%
MOP	6.05%	50.37%	7.17%	6.66%

Janus Global Research Fund – Class C Shares
NAV	12.05%	57.57%	7.61%	7.07%	2.05%	2.05%
CDSC	10.93%	56.00%	7.61%	7.07%

Janus Global Research Fund – Class D Shares(1)	12.43%	59.50%	8.47%	7.92%	1.17%	1.17%

Janus Global Research Fund – Class I Shares	12.59%	59.50%	8.47%	7.92%	1.05%	1.05%

Janus Global Research Fund – Class S Shares	12.21%	58.77%	8.16%	7.62%	1.55%	1.55%

Janus Global Research Fund – Class T Shares	12.43%	59.50%	8.47%	7.92%	1.30%	1.30%

Morgan Stanley Capital International World Growth Index	10.28%	49.39%	3.64%	3.15%

Morgan Stanley Capital International All Country World IndexSM	9.60%	55.48%	3.94%	3.42%

Russell 1000® Index	14.65%	51.60%	2.31%	1.82%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total return for Global Funds	–	111/556	9/304	9/294

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 29

Janus Global Research Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective February 16, 2010, Janus Global Research Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Research Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

30 | MARCH 31, 2010

(unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

February 28, 2005 is the date used to calculate the since- inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007. Prior to January 1, 2007, the Fund’s benchmark index was the Russell 1000® Growth Index.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Global & International Funds | 31

Janus Global Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,124.80	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,120.50	$8.68

Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$9.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,084.80	$1.34

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,125.90	$4.31

Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,123.10	$6.46

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,124.30	$5.19

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94

†	Expenses are equal to the annualized expense ratio of 1.23% for Class A Shares, 1.98% for Class C Shares, 0.98% for Class I Shares, 1.47% for Class S Shares and 1.18% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.07% for Class D Shares, multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

32 | MARCH 31, 2010

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 98.1%
Advertising Sales – 0.4%
27,605	Lamar Advertising Co. – Class A*	$948,232
Aerospace and Defense – 1.4%
569,762	BAE Systems PLC	3,209,866
Aerospace and Defense – Equipment – 0.8%
24,600	United Technologies Corp.	1,810,806
Agricultural Operations – 0.7%
1,600,000	Chaoda Modern Agriculture Holdings, Ltd.	1,704,276
Airlines – 3.0%
123,460	Ryanair Holdings PLC (ADR)*	3,354,408
347,000	Singapore Airlines, Ltd.*	3,771,200
		7,125,608
Apparel Manufacturers – 0.6%
36,920	Coach, Inc.	1,459,078
Athletic Footwear – 0.9%
28,060	NIKE, Inc. – Class B	2,062,410
Automotive – Cars and Light Trucks – 1.0%
848,000	Isuzu Motors, Ltd.	2,295,325
Batteries and Battery Systems – 0.6%
21,395	Energizer Holdings, Inc.*	1,342,750
Beverages – Wine and Spirits – 0.6%
87,401	Diageo PLC	1,466,696
Brewery – 0.9%
42,008	Anheuser-Busch InBev N.V.	2,115,802
21,000	Anheuser-Busch InBev N.V. – VVPR Strip*	199
		2,116,001
Building – Residential and Commercial – 2.2%
437,200	MRV Engenharia e Participacoes S.A.	3,052,406
3,086	NVR, Inc.*	2,241,979
		5,294,385
Cable Television – 0.8%
214,702	British Sky Broadcasting Group PLC	1,961,106
Casino Hotels – 0.9%
292,660	Crown, Ltd.	2,196,212
Casino Services – 0.7%
91,000	International Game Technology	1,678,950
Cellular Telecommunications – 0.8%
777,665	Vodafone Group PLC	1,793,513
Chemicals – Diversified – 1.4%
240,378	Israel Chemicals, Ltd.	3,255,390
Commercial Banks – 1.9%
77,265	ICICI Bank, Ltd.	1,639,450
106,037	Standard Chartered PLC	2,891,977
		4,531,427
Commercial Services – 2.5%
276,427	Aggreko PLC	4,999,484
55,630	Live Nation, Inc.*	806,635
		5,806,119
Computer Services – 0.5%
25,470	Accenture, Ltd. – Class A (U.S. Shares)	1,068,467
Computers – 2.4%
17,392	Apple, Inc.*	4,085,903
20,621	Research In Motion, Ltd. (U.S. Shares)*	1,524,923
		5,610,826
Computers – Peripheral Equipment – 0.3%
49,703	Logitech International S.A.*	818,088
Consumer Products – Miscellaneous – 0.6%
41,905	Jarden Corp.	1,395,017
Containers – Metal and Glass – 0.6%
52,410	Crown Holdings, Inc.*	1,412,974
Cosmetics and Toiletries – 0.9%
25,259	Colgate-Palmolive Co.	2,153,582
Distribution/Wholesale – 1.0%
500,000	Li & Fung, Ltd.	2,460,072
Diversified Banking Institutions – 2.5%
87,395	Bank of America Corp.	1,560,000
8,014	Goldman Sachs Group, Inc.	1,367,429
34,133	JPMorgan Chase & Co.	1,527,452
47,785	Morgan Stanley	1,399,623
		5,854,504
Diversified Minerals – 1.1%
81,040	Cia Vale do Rio Doce (ADR)	2,608,678
Diversified Operations – 4.3%
1,164,000	China Merchants Holdings International Co., Ltd.	4,287,789
28,546	Danaher Corp.	2,281,111
37,985	Illinois Tool Works, Inc.	1,798,970
280,300	Keppel Corp., Ltd.	1,827,782
		10,195,652
E-Commerce/Services – 0.7%
60,805	eBay, Inc.*	1,638,695
Educational Software – 0.5%
74,976	Educomp Solutions, Ltd.	1,248,904
Electric – Generation – 0.3%
54,028	AES Corp.	594,308
Electronic Components – Miscellaneous – 1.1%
91,713	Tyco Electronics, Ltd. (U.S. Shares)	2,520,273
Electronic Components – Semiconductors – 1.4%
909,565	ARM Holdings PLC	3,288,715
Electronic Connectors – 0.5%
30,130	Amphenol Corp. – Class A	1,271,185
Enterprise Software/Services – 1.4%
45,625	Autonomy Corp. PLC*	1,261,996
78,036	Oracle Corp.	2,004,745
		3,266,741
Finance – Investment Bankers/Brokers – 0.7%
88,579	Charles Schwab Corp.	1,655,542
Finance – Other Services – 1.3%
118,700	BM&F Bovespa S.A.	804,021
4,659	CME Group, Inc.	1,472,757
44,100	Hong Kong Exchanges & Clearing, Ltd.	736,136
		3,012,914

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 33

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Food – Catering – 0%
1,713,000	FU JI Food & Catering Services Holdings, Ltd.*,ß, mu ,°°	$0
Food – Miscellaneous/Diversified – 1.2%
25,552	Groupe Danone	1,539,048
25,867	Nestle S.A.	1,325,129
		2,864,177
Food – Wholesale/Distribution – 0.5%
651,000	Olam International, Ltd.	1,205,556
Gold Mining – 1.6%
35,845	Agnico-Eagle Mines, Ltd. (U.S. Shares)	1,995,491
33,360	Newmont Mining Corp.	1,699,025
		3,694,516
Human Resources – 1.2%
239,924	Capita Group PLC	2,753,918
Independent Power Producer – 0.2%
25,110	NRG Energy, Inc.*	524,799
Instruments – Scientific – 0.5%
23,375	Thermo Fisher Scientific, Inc.*	1,202,410
Internet Security – 0.4%
62,523	Symantec Corp.*	1,057,889
Life and Health Insurance – 1.2%
19,460	AFLAC, Inc.	1,056,483
218,137	Prudential PLC	1,812,099
		2,868,582
Medical – Biomedical and Genetic – 4.4%
35,407	Alexion Pharmaceuticals, Inc.*	1,925,079
29,961	Celgene Corp.*	1,856,384
42,813	Genzyme Corp.*	2,218,998
35,221	Gilead Sciences, Inc.*	1,601,851
109,505	Myriad Genetics, Inc.*	2,633,594
		10,235,906
Medical – Drugs – 6.4%
29,831	Abbott Laboratories	1,571,497
65,700	Bristol-Myers Squibb Co.	1,754,190
209,560	GlaxoSmithKline PLC	4,023,824
45,410	Novo Nordisk A/S	3,524,198
25,136	Roche Holding A.G.	4,077,656
		14,951,365
Medical Products – 1.2%
19,989	Baxter International, Inc.	1,163,360
34,015	Covidien PLC (U.S. Shares)	1,710,274
		2,873,634
Metal – Diversified – 0.6%
81,160	Ivanhoe Mines, Ltd.*	1,418,741
Multi-Line Insurance – 0.8%
37,788	ACE, Ltd. (U.S. Shares)	1,976,312
Multimedia – 1.5%
100,229	News Corp. – Class A	1,444,300
195,343	WPP PLC	2,024,356
		3,468,656
Networking Products – 1.5%
132,146	Cisco Systems, Inc.*	3,439,760
Oil – Field Services – 1.8%
197,020	AMEC PLC	2,388,502
97,893	Petrofac, Ltd.	1,785,355
		4,173,857
Oil and Gas Drilling – 0.3%
19,370	Helmerich & Payne, Inc.	737,610
Oil Companies – Exploration and Production – 2.5%
1,000,547	Afren PLC*	1,553,036
24,121	Canadian Natural Resources, Ltd.	1,785,676
18,230	EOG Resources, Inc.	1,694,296
9,770	Occidental Petroleum Corp.	825,956
		5,858,964
Oil Companies – Integrated – 1.9%
82,886	BG Group PLC	1,434,316
15,125	Exxon Mobil Corp.	1,013,073
42,894	Petroleo Brasileiro S.A. (ADR)	1,908,354
		4,355,743
Oil Field Machinery and Equipment – 0.3%
82,616	Wellstream Holdings PLC	821,058
Oil Refining and Marketing – 0.7%
66,802	Reliance Industries, Ltd.	1,598,620
Pipelines – 0.4%
15,605	Kinder Morgan Management LLC*	914,765
Property and Casualty Insurance – 0.3%
38,306	Reliance Capital, Ltd.	645,160
Real Estate Management/Services – 0.5%
14,665	Jones Lang LaSalle, Inc.	1,068,932
Real Estate Operating/Development – 1.3%
305,000	CapitaLand, Ltd.	865,759
540,995	Hang Lung Properties, Ltd.	2,180,982
		3,046,741
Retail – Apparel and Shoe – 2.0%
19,027	Inditex S.A.	1,254,086
78,335	Limited Brands, Inc.	1,928,607
40,180	Nordstrom, Inc.	1,641,353
		4,824,046
Retail – Building Products – 0.5%
35,530	Home Depot, Inc.	1,149,396
Retail – Consumer Electronics – 0.6%
30,495	Best Buy Co., Inc.	1,297,257
Retail – Discount – 0.5%
31,670	Family Dollar Stores, Inc.	1,159,439
Retail – Jewelry – 1.1%
24,295	Compagnie Financiere Richemont S.A.	941,054
32,500	Tiffany & Co.	1,543,425
		2,484,479
Semiconductor Components/Integrated Circuits – 2.0%
293,842	Atmel Corp.*	1,478,025
155,792	Marvell Technology Group, Ltd.*	3,175,041
		4,653,066
Semiconductor Equipment – 0.9%
61,885	ASML Holdings N.V. (U.S. Shares)	2,190,729
Soap and Cleaning Preparations – 0.9%
38,034	Reckitt Benckiser Group PLC	2,087,320

See Notes to Schedules of Investments and Financial Statements.

34 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Telecommunication Equipment – 1.6%
79,148	CommScope, Inc.*	$2,217,727
215,753	Tellabs, Inc.	1,633,250
		3,850,977
Telecommunication Equipment – Fiber Optics – 0.5%
58,836	Corning, Inc.	1,189,076
Telecommunication Services – 0.7%
54,012	Amdocs, Ltd. (U.S. Shares)	1,626,301
Tobacco – 2.2%
46,774	British American Tobacco PLC	1,612,077
546	Japan Tobacco, Inc.	2,032,824
31,140	Philip Morris International, Inc.	1,624,262
		5,269,163
Toys – 2.2%
75,955	Mattel, Inc.	1,727,217
10,200	Nintendo Co., Ltd.	3,415,641
		5,142,858
Transactional Software – 0.3%
19,295	Solera Holdings, Inc.	745,752
Transportation – Services – 1.9%
35,344	C.H. Robinson Worldwide, Inc.	1,973,962
39,822	United Parcel Service, Inc. – Class B	2,564,935
		4,538,897
Web Portals/Internet Service Providers – 1.0%
2,443	Google, Inc. – Class A*	1,385,205
56,330	Yahoo!, Inc.*	931,135
		2,316,340
Wireless Equipment – 1.8%
50,520	Crown Castle International Corp.*	1,931,380
55,613	QUALCOMM, Inc.	2,335,189
		4,266,569

Total Common Stock (cost $198,061,047)		230,682,623

Purchased Option – Put – 0%
134	Custom Copper Metals Basket expires April 2010 exercise price $90.00 (premiums paid $80,132)	634

Money Market – 0.9%
2,121,112	Janus Cash Liquidity Fund LLC, 0% (cost $2,121,112)	2,121,112

Total Investments (total cost $200,262,291) – 99.0%		232,804,369

Cash, Receivables and Other Assets net of Liabilities —1.0%		2,398,710

Net Assets – 100%		$235,203,079

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,196,212	1.0%
Belgium	2,116,001	0.9%
Bermuda	5,635,113	2.4%
Brazil	8,373,459	3.6%
Canada	6,724,832	2.9%
Cayman Islands	1,704,276	0.7%
Denmark	3,524,198	1.5%
France	1,539,048	0.7%
Guernsey	1,626,301	0.7%
Hong Kong	7,204,908	3.1%
India	5,132,135	2.2%
Ireland	6,133,149	2.6%
Israel	3,255,390	1.4%
Japan	7,743,789	3.3%
Jersey	3,809,712	1.6%
Netherlands	2,190,729	1.0%
Singapore	7,670,296	3.3%
Spain	1,254,086	0.5%
Switzerland	11,658,511	5.0%
United Kingdom	39,359,503	16.9%
United States††	103,952,721	44.7%

Total	$232,804,369	100.0%

††	Includes Cash Equivalents (43.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 35

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify value creating, strong technology related businesses with sustainable competitive advantages. We believe what sets us apart is the depth of our research, our focus on valuation, and our commitment to delivering superior long-term results for our clients.
Barney Wilson portfolio manager

Economic Overview

Continuing their rally from the market lows reached in March of 2009, global equities posted double-digit gains during the five-month period ended March 31, 2010. Stronger-than-expected corporate earnings and growing evidence that the global economy was recovering from the financial crisis of 2008 were only modestly offset by sovereign debt concerns, primarily in Greece. Stocks reached a 17-month high and their highs for the period in early January before a modest pullback that lasted until early February, when the markets regained their bullish momentum and finished near their highs in March. Developed markets outperformed emerging markets during the period led by strong returns in the U.S. market. Commodities generally finished the period higher led by industrial metals, while natural gas was notable among those losing ground. The Dollar Index posted gains, as the dollar was stronger relative to the euro and pound.

Sector Overview

Technology stocks outperformed global indices and performed in line with the S&P 500® Index during the period. Within the Morgan Stanley Capital International World Information Technology IndexSM, the best performing industrial groups were electronic manufacturing services, home entertainment software and technology distributors, while relative underperformers were Internet software and services, systems software and communications equipment.

We saw a modest recovery in the sector, but company budgets for information technology (IT) spending remained focused as of period end. We feel the long-term winners will be either niche companies or those offering integrated solutions. Semiconductor and component manufacturers witnessed strong demand and tight inventories during the period. We believe the semiconductor cycle will remain positive, especially for memory chip makers.

Contributors to Performance

Marvell Technology Group, Ltd., a top five holding during the period, was the largest individual contributor. The semiconductor maker specializes in storage and communication solutions for primarily communication devices. Marvell’s stock performed well during the period, as the company delivered attractive revenue growth largely due to market share gains in the storage industry and did well controlling costs. Long term, we remain attracted to Marvell’s business model and potential to gain market share.

Another semiconductor holding, ARM Holdings PLC, was also among top contributors. The U.K.-based semiconductor intellectual property licensing company has experienced increasing royalty revenues from the growth in smart phones and revenue licensing from semiconductor manufacturers. The company’s dominant market share in low-powered, mobile devices gives it a competitive advantage in our view, and we expect ARM to continue to be a market share gainer in the coming years.

In home entertainment software, Nintendo Co., Ltd. also posted strong returns during the period. We think the Japan-based company is in a multi-year growth cycle given its leading game platform the Wii, which has expanded the gaming market. In addition, we think the company can benefit from new products that could drive higher margin software sales.

Detractors from Performance

The largest individual detractor was new holding athenahealth, Inc. We think the leading software provider for managing physicians’ practices has an attractive growth business in electronic health records and is poised for dramatic growth over the next three to five years. The stock declined after disappointing near term financial results but we still believe that the company has an outstanding multiyear growth opportunity as it bring modern technology capability to an area which has historically underinvested in technology.

36 | MARCH 31, 2010

(unaudited)

Within systems software, DemandTec, Inc. was also among the Fund’s largest detractors. The leading provider of pricing optimization software to retailers has an attractive multi-year growth outlook based on our belief that retailers are able to materially increase their gross profits by using the company’s software. Internet software and services holding Vocus, Inc. traded modestly lower during the period. The on-demand public relations software provider remained one of the larger holdings in the Fund. We think the company has superior technology that has proven to be a cost saver for its business customers. We believe Vocus will continue to benefit from its dominant market position given the lack of meaningful competition at period end.

Derivatives

Due to certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Fund. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Conclusion

We continue to focus on anticipating change, trying to determine which companies are going to win on a multiyear basis in the product marketplace. We also focus on finding companies where we feel the price of the stock is below the value the cash flows of the company suggest. We like companies directly or indirectly related to the growing usage of smart phones. These include makers of handheld devices and wireless infrastructure development companies. With IT spending having slumped in 2009, we also favor companies that we believe will benefit from a rebound in IT project expenditures and are long-term market share gainers. In addition, we concentrate on companies that have recurring revenues and flexible cost structures. Our goal is to leverage the strong, grassroots research foundation of Janus to uncover the best investment opportunities for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

Janus Global & International Funds | 37

Janus Global Technology Fund (unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Marvell Technology Group, Ltd.	1.54%
ARM Holdings PLC	1.49%
Nintendo Co., Ltd.	1.44%
Live Nation, Inc.	1.28%
Apple, Inc.	1.12%

5 Bottom Performers – Holdings

Contribution

athenahealth, Inc.	–0.24%
DemandTec, Inc.	–0.17%
Vocus, Inc.	–0.15%
Synaptics, Inc.	–0.12%
Semiconductor HOLDRs Trust	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	15.33%	80.86%	19.12%
Consumer Discretionary	2.85%	8.64%	9.68%
Health Care	0.65%	7.46%	12.68%
Telecommunication Services	0.34%	1.61%	2.99%
Industrials	0.23%	1.50%	10.34%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.04%	–0.18%	14.97%
Utilities	0.00%	0.00%	3.62%
Energy	0.00%	0.00%	11.56%
Consumer Staples	0.00%	0.00%	11.52%
Materials	0.01%	0.12%	3.52%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

38 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Apple, Inc. Computers	4.9%
Cisco Systems, Inc. Networking Products	4.4%
Nintendo Co., Ltd. Toys	4.0%
ARM Holdings PLC Electronic Components – Semiconductors	3.8%
Marvell Technology Group, Ltd. Semiconductor Components/Integrated Circuits	3.3%

20.4%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 0.4% for long positions and (0.4)% for short positions of total net assets.

*Includes Securities Sold Short of (5.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Global & International Funds | 39

Janus Global Technology Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	17.60%	66.82%	8.20%	–8.67%	3.65%	1.07%
MOP	10.80%	57.22%	6.92%	–9.21%	3.11%

Janus Global Technology Fund – Class C Shares
NAV	17.24%	64.05%	7.44%	–9.33%	2.89%	1.82%
CDSC	16.07%	62.41%	7.44%	–9.33%	2.89%

Janus Global Technology Fund – Class D Shares(1)	17.58%	67.19%	8.25%	–8.56%	3.78%	0.99%

Janus Global Technology Fund – Class I Shares	17.81%	67.19%	8.25%	–8.56%	3.78%	0.85%

Janus Global Technology Fund – Class S Shares	17.36%	66.13%	8.03%	–8.81%	3.50%	1.31%

Janus Global Technology Fund – Class T Shares	17.58%	67.19%	8.25%	–8.56%	3.78%	1.12%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	1.33%

Morgan Stanley Capital International World Information Technology Index	13.63%	56.78%	4.67%	–8.58%	–0.98%

Lipper Quartile – Class T Shares	–	2nd	2nd	4th	2nd

Lipper Ranking – based on total return for Global Science and Technology Funds	–	26/68	18/50	17/19	6/16

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

40 | MARCH 31, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective February 16, 2010, Janus Global Technology Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Global Technology Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Janus Global & International Funds | 41

Janus Global Technology Fund (unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,176.00	$5.27

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,172.40	$8.63

Hypothetical (5% return before expenses)	$1,000.00	$1,015.36	$9.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,098.80	$1.19

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,179.00	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,174.50	$6.34

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,175.80	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.59

†	Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 1.92% for Class C Shares, 0.92% for Class I Shares, 1.41% for Class S Shares and 1.11% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.94% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period).

42 | MARCH 31, 2010

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 99.8%
Applications Software – 2.6%
283,648	Microsoft Corp.	$8,302,377
506,185	Quest Software, Inc.*	9,005,031
58,260	Salesforce.com, Inc.*	4,337,457
		21,644,865
Cable Television – 1.9%
13,523	Jupiter Telecommunications Co., Ltd.**	15,625,163
Casino Services – 1.0%
467,675	International Game Technology	8,628,604
Commercial Services – 1.5%
846,684	Live Nation, Inc.*	12,276,918
Computer Aided Design – 0.4%
68,810	ANSYS, Inc.*	2,968,463
Computer Services – 2.8%
563,816	Accenture, Ltd. – Class A (U.S. Shares)	23,652,081
Computers – 7.3%
173,320	Apple, Inc.*,**	40,718,068
127,048	International Business Machines Corp.	16,293,906
53,501	Research In Motion, Ltd. (U.S. Shares)*	3,956,399
		60,968,373
Computers – Peripheral Equipment – 0.3%
161,322	Logitech International S.A.*	2,655,286
Consulting Services – 0.2%
165,760	Diamond Management & Technology Consultants, Inc.	1,301,216
Decision Support Software – 1.2%
1,392,109	DemandTec, Inc.*	9,675,158
E-Commerce/Services – 1.7%
191,525	Ctrip.com International, Ltd.*	7,507,780
247,473	eBay, Inc.*	6,669,397
		14,177,177
Educational Software – 1.3%
265,178	Blackboard, Inc.*	11,047,316
Electric Products – Miscellaneous – 0.1%
8,860	LG Electronics, Inc.	900,725
Electronic Components – Miscellaneous – 2.1%
645,794	Tyco Electronics, Ltd. (U.S. Shares)	17,746,419
Electronic Components – Semiconductors – 8.3%
8,835,530	ARM Holdings PLC**	31,946,634
693,464	Micron Technology, Inc.*	7,205,091
1,521,294	ON Semiconductor Corp.*	12,170,352
732,475	Texas Instruments, Inc.	17,923,663
		69,245,740
Electronic Connectors – 2.0%
403,987	Amphenol Corp. – Class A	17,044,212
Electronic Measuring Instruments – 2.6%
752,101	Trimble Navigation, Ltd.*	21,600,341
Enterprise Software/Services – 9.5%
111,940	Advent Software, Inc.*	5,009,315
662,233	Autonomy Corp. PLC*,**	18,317,489
493,548	Aveva Group PLC**	8,873,934
959,825	Oracle Corp.**	24,657,905
465,990	Taleo Corp.*	12,073,801
339,553	Temenos Group A.G.*	10,002,012
		78,934,456
Finance – Other Services – 0.3%
420,700	BM&F Bovespa S.A.	2,849,636
Human Resources – 3.8%
209,529	Hewitt Associates, Inc. – Class A*	8,335,064
1,210,265	SuccessFactors, Inc.*	23,043,445
		31,378,509
Internet Applications Software – 3.1%
375,262	DealerTrack Holdings, Inc.*	6,409,475
104,000	Tencent Holdings, Ltd.	2,086,965
1,014,090	Vocus, Inc.*,£	17,290,235
		25,786,675
Internet Content – Information/News – 0.3%
485,869	TechTarget, Inc.*	2,541,095
Internet Security – 0.9%
426,303	Symantec Corp.*	7,213,047
Medical – Biomedical and Genetic – 7.1%
126,645	Alexion Pharmaceuticals, Inc.*	6,885,689
379,156	Celgene Corp.*	23,492,505
115,487	Genzyme Corp.*	5,985,691
118,219	Gilead Sciences, Inc.*	5,376,600
476,778	Myriad Genetics, Inc.*	11,466,511
142,650	Vertex Pharmaceuticals, Inc.*	5,830,106
		59,037,102
Medical Information Systems – 1.8%
421,765	athenahealth, Inc.*	15,419,728
Multimedia – 1.3%
757,262	News Corp. – Class A	10,912,145
Networking Products – 4.4%
1,427,291	Cisco Systems, Inc.*	37,152,384
Power Converters and Power Supply Equipment – 0.4%
1,382,000	China High Speed Transmission Equipment Group Co., Ltd.	3,054,498
Retail – Automobile – 0.5%
113,530	Copart, Inc.*	4,041,668
Semiconductor Components/Integrated Circuits – 6.2%
4,834,165	Atmel Corp.*	24,315,850
1,347,152	Marvell Technology Group, Ltd.*,**	27,454,958
		51,770,808
Semiconductor Equipment – 0.5%
138,858	KLA-Tencor Corp.	4,293,489
Software Tools – 0.1%
17,320	VMware, Inc. – Class A*	923,156
Telecommunication Equipment – 4.0%
4,979,000	BYD Electronic Company, Ltd.	4,097,863
162,400	CommScope, Inc.*	4,550,448
3,256,505	Tellabs, Inc.	24,651,743
		33,300,054
Telecommunication Equipment – Fiber Optics – 2.4%
799,321	Corning, Inc.	16,154,278
242,510	Finisar, Corp.*	3,809,832
		19,964,110

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 43

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Telecommunication Services – 0.7%
180,895	Amdocs, Ltd. (U.S. Shares)*,**	$5,446,748
Television – 0.6%
383,597	CBS Corp. – Class B	5,347,342
Toys – 4.0%
98,760	Nintendo Co., Ltd.**	33,071,445
Transactional Software – 2.0%
438,583	Solera Holdings, Inc.	16,951,233
Web Portals/Internet Service Providers – 4.4%
472,284	AOL, Inc.*	11,939,340
1,493,367	Yahoo!, Inc.*	24,685,356
		36,624,696
Wireless Equipment – 4.2%
257,269	Crown Castle International Corp.*	9,835,394
608,477	QUALCOMM, Inc.	25,549,949
		35,385,343

Total Common Stock (cost $641,887,381)		832,557,424

Purchased Option – Put – 0%
1,768	Arvinmeritor, Inc. expires June 2010 exercise price $2.00 (premiums paid $415,778)	51,886

Total Investments (total cost $642,303,159) – 99.8%		832,609,310

Securities Sold Short – (5.0)%
Common Stock – (3.1)%
Computers – Peripheral Equipment – (0.7)%
207,423	Synaptics, Inc.*	(5,726,949)
Electronic Components – Semiconductors – (0.5)%
61,455	Cree, Inc.*	(4,315,370)
Networking Products – (0.3)%
57,250	Atheros Communications, Inc.*	(2,216,148)
Telecommunication Equipment – (1.4)%
1,147,115	ADC Telecommunications, Inc.*	(8,385,411)
490,400	ZTE Corp.	(2,971,834)
		(11,357,245)
Transactional Software – (0.2)%
73,440	Arcsight, Inc.*	(2,067,336)

Total Common Stock (proceeds $25,641,101)		(25,683,048)

Exchange-Traded Fund – (1.9)%
Sector Fund – Technology – (1.9)%
326,980	PowerShares QQQ Trust (ETF) (proceeds $14,509,046)	(15,753,896)

Total Securities Sold Short (proceeds $40,150,147)		(41,436,944)

Cash, Receivables and Other Assets, net of Liabilities** – 5.2%		43,465,034

Net Assets – 100%		$834,637,400

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$27,454,958	3.3%
Brazil	2,849,636	0.3%
Canada	3,956,399	0.5%
Cayman Islands	12,649,243	1.5%
Guernsey	5,446,748	0.7%
Hong Kong	4,097,863	0.5%
Ireland	23,652,081	2.8%
Japan	48,696,609	5.8%
South Korea	900,725	0.1%
Switzerland	30,403,717	3.7%
United Kingdom	59,138,057	7.1%
United States	613,363,274	73.7%

Total	$832,609,310	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

China	$(2,971,834)	7.2%
United States	(38,465,110)	92.8%

Total	$(41,436,944)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 4/22/10	9,100,000	$13,805,659	$517,923
British Pound 5/6/10	8,747,000	13,268,862	(126,320)
Japanese Yen 4/8/10	1,100,000,000	11,768,736	320,456
Japanese Yen 4/22/10	1,767,000,000	18,906,772	503,132
Japanese Yen 5/6/10	727,000,000	7,779,545	237,393

Total		$65,529,574	$1,452,584

Schedule of Written Options – Calls	Value

Apple, Inc. expires July 2010 366 contracts exercise price $220.00	$(899,364)
Arvinmeritor, Inc. expires June 2010 1,768 contracts exercise price $2.10	(808,818)
Marvell Technology Group, Ltd. expires May 2010 3,686 contracts exercise price $22.50	(127,754)

Total Written Options – Calls (Premiums received $958,242)	$(1,835,936)

See Notes to Schedules of Investments and Financial Statements.

44 | MARCH 31, 2010

Janus International Equity Fund (unaudited)

Fund Snapshot The Fund seeks to invest in a portfolio of international companies that have sustainable competitive advantages, high or improving returns on capital and attractive long-term growth.	Laurent Saltiel portfolio manager

Economic Overview

Continuing their rally from the market lows reached in March of 2009, global equities posted moderate gains during the six-month period ended March 31, 2010. Better-than-expected corporate earnings and growing evidence that the global economy was recovering from the financial crisis of 2008 were only modestly offset by sovereign debt concerns, primarily in Greece. Stocks reached a 17-month high and their highs for the period in early January before a modest pullback that lasted until early February, when the markets regained their bullish momentum and finished near their highs in March. Emerging markets slightly outperformed developed markets led by the Emerging Europe, Middle East and Africa region. Commodities generally finished the period higher led by industrial metals, while natural gas was notable among those losing ground. The Dollar Index posted gains, as the dollar was stronger relative to the yen, euro and pound.

Asset Class Overview

Within the Morgan Stanley Capital International EAFE® Index, the strongest performing sectors were materials, consumer staples and information technology, while financials and utilities lagged. On a country basis, Sweden, Australia, Finland and Switzerland were among the strongest performers, while Greece, Spain and Austria were among those posting losses.

Investors favored lower-quality, lower margin businesses with weak competitive positions during much of the period, in our view, while higher quality companies with more resilient business models and stronger long-term growth prospects traded at unusually low valuation premiums. This is encouraging to us when we assess the stock return potential over the next few years of many of our favorite companies.

Strategy Overview

We are concerned that markets may have rallied well ahead of fundamentals from the March 2009 lows. Therefore, we have maintained a fairly defensive positioning in the Western world but with some cyclical exposure in emerging markets. We believe that many emerging market companies still offer a combination of attractive long-term growth, high returns on equity and still reasonable valuations. The Fund remained at the high-end of our typical 10-15% emerging market range, with a balanced exposure between Brazil, China and India as of period end.

We continue to favor quality growth companies that we believe have resilient business models and recurring revenues within consumer discretionary and industrials. We are overweight technology with a preference for software and companies that benefit from secular growth drivers such as smart phones. We have fairly neutral exposure to materials and energy but with a differentiated exposure in both sectors – agricultural firms in materials and oil services in energy. We also have maintained a large underweight in Japan, where it remains difficult for us to find Japanese companies with solid long-term growth, high returns on invested capital and good corporate governance.

For the past six months, stock selection provided the largest contribution to relative results with particularly strong results from holdings in financials (with the exception of Man Group mentioned later), consumer staples and industrials. On a country basis, our largest contributors were our holdings and overweight in the U.K. followed by our non-index holdings in China and underweight in Spain.

Aggreko PLC was the largest contributor for the industrials sector and the Fund overall. The U.K.-based company, which makes and ships large generators that can power sports stadiums or even cities for a short length of time, has won a number of contracts that we feel offer good earnings visibility for 2010. We like Aggreko’s dominant market position and its exposure to

Janus Global & International Funds | 45

Janus International Equity Fund (unaudited)

emerging markets, particularly Africa, which has suffered from significant under-investment in power plants because of high capital costs and political risks. We believe Aggreko has attractive long-term growth opportunities thanks to low penetration in a large and growing market in which it faces weak competition.

Chaoda Modern Agriculture Holdings, Ltd. also posted strong gains during the period, as this Chinese farm operator benefited from better-than-expected results. We believe the company has a superior business model that benefits the company as well as farmers and the government. Chaoda is significantly larger than its competitors and it has generated consistently high profit margins and stable revenue growth over the past few years.

Potash Corporation of Saskatchewan, Inc. was also among top contributors. The Canadian fertilizer company benefited from clear signs that demand for potash, a key ingredient in fertilizer, is recovering in several regions of the world and inventories are at low levels. Notably, North American demand was back to peak levels during the first quarter of 2010. We consider the company to be among the highest quality firms in the in the fertilizer industry and even in the entire materials sector.

Detractors included our holdings in materials and consumer discretionary. On a country basis, our holdings in Singapore and underweight in Australia weighed on performance. On an individual basis, Man Group Plc was our largest detractor. The U.K.-based investment manager which focuses on alternative investments has suffered from performance issues in its main hedge fund, which we view as temporary and has led to the stock trading at a significant discount to its historical valuation. We anticipate a performance improvement could lead to a significant increase in asset in-flows and subsequently boost the company’s earnings.

Our holdings in FU JI Food & Catering Services Holdings, Ltd. also detracted from our performance. We marked this position to zero after the Hong Kong-based catering company filed a petition to liquidate the company. FU JI technically defaulted on its convertible bonds for failing to file timely financial statements. The stock was suspended from trading which prevented us from exiting the position. While we felt the company had a good business model, we think poor execution by management negated its advantage.

Singapore-based Raffles Education Corp. Ltd., the operator of universities and colleges in the Asia-Pacific region, was also among top detractors. Raffles has yet to see a recovery in its business in China. We view this as a short-term issue due to the Chinese government’s cap on enrollments over fears that graduates would be unable to find jobs. As China’s economy continues to improve, we feel those caps will be removed and growth will accelerate for Raffles. In addition, a recent investment by a sovereign wealth fund in a university campus Raffles owns near Beijing demonstrated, in our view, that its properties are undervalued. Long term, we think the wealth effect in China will increase interest in education for many Chinese.

Derivatives

During the period, we took advantage of a significant undervaluation of Jupiter Telecommunications Co. Ltd., a holding, by selling put options on the stock. We believe that these options either will expire worthless, netting us a profit from the trade, or compel us to buy more shares at a lower price. At the time of the trade, with the stock trading below our estimate of intrinsic value, we were willing to buy additional shares at a lower price. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

Investor enthusiasm for riskier companies (those with low margins and heavily exposed to the economy) has been easing in our view. We feel the defensive and higher-quality names in the Fund will outperform going forward. While global equity markets have rallied significantly, economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment will remain high for some time and sluggish economic growth is likely to persist for several years. However, we believe growth is continuing in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues in Western developed markets.

Thank you for your investment in Janus International Equity Fund.

46 | MARCH 31, 2010

(unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	1.33%
Japan Tobacco, Inc.	0.92%
Chaoda Modern Agriculture Holdings, Ltd.	0.86%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.73%
Admiral Group PLC	0.58%

5 Bottom Performers – Holdings

Contribution

Raffles Education Corp., Ltd.	–0.68%
Man Group PLC	–0.67%
Seven Bank, Ltd.	–0.35%
Capita Group PLC	–0.27%
Estacio Participacoes S.A.	–0.19%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Information Technology	2.94%	14.15%	4.91%
Consumer Staples	2.25%	15.46%	10.07%
Industrials	1.52%	11.75%	11.42%
Materials	1.29%	9.60%	10.19%
Health Care	1.09%	8.42%	8.36%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Utilities	0.00%	0.00%	5.79%
Telecommunication Services	0.00%	0.00%	5.77%
Consumer Discretionary	0.36%	15.25%	9.71%
Energy	0.64%	6.07%	8.27%
Financials	0.98%	19.30%	25.51%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 47

Janus International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Aggreko PLC Commercial Services	3.5%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	3.0%
Li & Fung, Ltd. Distribution/Wholesale	3.0%
Petrofac, Ltd. Oil – Field Services	2.9%
K+S A.G. Chemicals – Diversified	2.9%

15.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 9.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of September 30, 2009

48 | MARCH 31, 2010

(unaudited)

Performance

				Expense Ratios –
				per the February 16, 2010 and
Average Annual Total Return – for the periods ended March 31, 2010				November 27, 2009 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	8.66%	64.36%	2.77%	1.41%	1.41%
MOP	2.42%	54.81%	0.96%

Janus International Equity Fund – Class C Shares
NAV	8.28%	62.97%	1.84%	2.20%	2.20%
CDSC	7.20%	61.36%	1.84%

Janus International Equity Fund – Class D Shares(1)	8.90%	64.94%	2.95%	1.15%	1.15%

Janus International Equity Fund – Class I Shares	8.95%	65.11%	2.99%	1.04%	1.04%

Janus International Equity Fund – Class R Shares	8.43%	63.75%	2.12%	1.78%	1.78%

Janus International Equity Fund – Class S Shares	8.60%	64.13%	2.92%	1.54%	1.54%

Janus International Equity Fund – Class T Shares	8.72%	64.50%	2.80%	1.28%	1.28%

Morgan Stanley Capital International EAFE® Index	3.06%	54.44%	–3.74%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	5.38%	60.93%	–1.20%

Lipper Quartile – Class I Shares	–	1st	1st

Lipper Ranking – based on total return for International Funds	–	148/1,278	12/932

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 49

Janus International Equity Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class D Shares and Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class D Shares and Class T Shares reflects estimated annualized expenses that the Fund share classes expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Equity Fund (the “JAD predecessor fund”) into corresponding shares of Janus International Equity Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus International Equity Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

50 | MARCH 31, 2010

(unaudited)

Lipper ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 7, 2010, Brent Lynn is interim portfolio manager of Janus International Equity Fund.

*	The Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

Janus Global & International Funds | 51

Janus International Equity Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,088.90	$6.56

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,085.10	$10.45

Hypothetical (5% return before expenses)	$1,000.00	$1,014.91	$10.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,079.30	$1.35

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,090.70	$4.90

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,086.60	$8.74

Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,089.30	$7.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,089.50	$6.30

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.09

†	Expenses are equal to the annualized expense ratio of 1.26% for Class A Shares, 2.01% for Class C Shares, 0.94% for Class I Shares, 1.68% for Class R Shares, 1.43% for Class S Shares and 1.21% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.08% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

52 | MARCH 31, 2010

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Common Stock – 94.4%
Agricultural Chemicals – 4.9%
59,028	Monsanto Co.**	$4,215,780
56,186	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	6,705,798
		10,921,578
Agricultural Operations – 1.0%
2,168,330	Chaoda Modern Agriculture Holdings, Ltd.	2,309,646
Airlines – 0.3%
23,738	Ryanair Holdings PLC (ADR)*	644,961
Apparel Manufacturers – 0.8%
156,916	Burberry Group PLC	1,701,132
Brewery – 2.8%
124,366	Anheuser-Busch InBev N.V.	6,263,900
96,824	Anheuser-Busch InBev N.V. – VVPR Strip*	915
		6,264,815
Cable Television – 2.8%
5,390	Jupiter Telecommunications Co., Ltd.	6,227,881
Chemicals – Diversified – 2.9%
105,898	K+S A.G.	6,425,645
Chemicals – Specialty – 1.0%
1,836,000	Huabao International Holdings, Ltd.	2,206,321
Commercial Services – 3.5%
426,216	Aggreko PLC	7,708,581
Computer Services – 0.5%
25,090	Accenture, Ltd. – Class A (U.S. Shares)	1,052,526
Computers – 1.3%
38,458	Research In Motion, Ltd. (U.S. Shares)*	2,843,969
Consulting Services – 0.5%
350,300	Xchanging PLC	1,028,997
Cosmetics and Toiletries – 0.4%
56,444	Colgate Palmolive India, Ltd.	849,112
Distribution/Wholesale – 3.0%
1,334,000	Li & Fung, Ltd.	6,563,472
Diversified Banking Institutions – 0.5%
6,080	Goldman Sachs Group, Inc.**	1,037,430
Diversified Minerals – 1.5%
54,665	BHP Billiton, Ltd.	2,186,018
33,390	Cia Vale do Rio Doce (ADR)	1,074,824
		3,260,842
Diversified Operations – 1.8%
500,000	China Merchants Holdings International Co., Ltd.	1,841,834
1,594,428	Hansen Transmissions International N.V.*	2,190,594
		4,032,428
Diversified Operations – Commercial Services – 0.5%
99,090	Bunzl PLC	1,084,011
Educational Software – 2.1%
274,183	Educomp Solutions Ltd.	4,567,172
Electronic Connectors – 1.1%
22,100	Hirose Electric Co., Ltd.	2,548,818
Enterprise Software/Services – 4.3%
144,934	Autonomy Corp. PLC*	4,008,901
84,998	Aveva Group PLC	1,528,254
134,901	Temenos Group A.G.*	3,973,699
		9,510,854
Extended Service Contracts – 0.4%
36,780	Homeserve PLC	1,000,042
Finance – Mortgage Loan Banker – 2.1%
76,928	Housing Development Finance Corp.	4,656,466
Finance – Other Services – 1.5%
558,755	IG Group Holdings PLC	3,409,824
Food – Catering – 0%
1,216,275	FU JI Food & Catering Services Holdings, Ltd.*,mu ,ß,°°	0
Food – Wholesale/Distribution – 2.3%
2,720,000	Olam International, Ltd.	5,037,037
Gold Mining – 0.8%
30,045	Agnico-Eagle Mines, Ltd. (U.S. Shares)	1,672,605
Hotels and Motels – 0.9%
1,072,000	Shangri-La Asia, Ltd.	2,104,235
Human Resources – 2.3%
453,210	Capita Group PLC	5,202,078
Investment Companies – 1.9%
1,182,600	Man Group PLC	4,333,347
Investment Management and Advisory Services – 0.5%
242,000	GP Investments, Ltd. (BDR)*	1,184,473
Life and Health Insurance – 1.4%
377,574	Prudential PLC	3,136,568
Medical – Biomedical and Genetic – 1.4%
50,200	Celgene Corp.*,**	3,110,392
Medical – Drugs – 3.3%
51,169	Novo Nordisk A/S	3,971,146
20,221	Roche Holding A.G.	3,280,325
		7,251,471
Medical Labs and Testing Services – 0.6%
33,241	Eurofins Scientific	1,440,801
Medical Products – 0.7%
24,640	Cochlear, Ltd.	1,646,525
Multi-Line Insurance – 0.5%
20,925	ACE, Ltd. (U.S. Shares)	1,094,378
Oil – Field Services – 6.1%
336,959	AMEC PLC	4,085,002
352,388	Petrofac, Ltd.	6,426,788
38,519	Technip S.A.	3,131,584
		13,643,374
Optical Supplies – 1.3%
17,876	Alcon, Inc. (U.S. Shares)	2,888,047
Power Converters and Power Supply Equipment – 1.0%
40,834	Vestas Wind Systems A/S*	2,219,159
Property and Casualty Insurance – 2.3%
255,475	Admiral Group PLC	5,116,710

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 53

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Real Estate Management/Services – 2.3%
19,700	Daito Trust Construction Co., Ltd.	$950,540
97,041	LPS Brasil Consultoria de Imoveis S.A.	1,403,068
1,669,384	Regus PLC	2,824,227
		5,177,835
Real Estate Operating/Development – 3.2%
372,402	CapitaLand, Ltd.	1,057,083
1,499,000	Hang Lung Properties, Ltd.	6,043,109
		7,100,192
Retail – Apparel and Shoe – 1.4%
16,117	Hennes & Mauritz A.B. – Class B	1,047,463
16,231	Inditex S.A.	1,069,799
423,000	Ports Design, Ltd.	1,073,300
		3,190,562
Retail – Restaurants – 0.6%
1,418,000	Ajisen China Holdings, Ltd.	1,400,832
Rubber/Plastic Products – 1.4%
142,633	Jain Irrigation Systems Ltd.	3,052,200
Schools – 4.0%
136,200	Anhanguera Educacional Participacoes S.A.*	1,976,145
260,795	Estacio Participacoes S.A.	3,169,154
14,171,000	Raffles Education Corp., Ltd.*	3,698,281
		8,843,580
Tobacco – 5.9%
125,342	British American Tobacco PLC	4,319,941
92,371	Imperial Tobacco Group PLC	2,817,086
1,621	Japan Tobacco, Inc.	6,035,176
		13,172,203
Toys – 2.8%
18,400	Nintendo Co., Ltd.	6,161,549
Transportation – Truck – 1.5%
187,898	DSV A/S	3,358,366
Web Portals/Internet Service Providers – 2.5%
15,373	Yahoo! Japan Corp.	5,600,200

Total Common Stock (cost $176,243,461)		209,995,242

Corporate Bonds – 1.9%
Enterprise Software/Services – 1.0%
$1,250,000	Autonomy Corp. PLC, 3.2500%, 3/4/15	2,134,400
Food – Wholesale/Distribution – 0.9%
1,800,000	Olam International Ltd. 6.0000%, 10/15/16	2,011,201

Total Corporate Bonds (cost $3,918,309)		4,145,601

Money Market – 2.5%
5,678,000	Janus Cash Liquidity Fund LLC, 0% (cost $5,678,000)	5,678,000

Total Investments (total cost $185,839,770) – 98.8%		219,818,843

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		2,688,739

Net Assets – 100%		$222,507,582

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,832,543	1.7%
Belgium	8,455,409	3.8%
Bermuda	13,131,801	6.0%
Brazil	7,623,192	3.5%
Canada	11,222,373	5.1%
Cayman Islands	3,710,478	1.7%
Denmark	9,548,670	4.3%
France	4,572,385	2.1%
Germany	6,425,645	2.9%
Hong Kong	7,884,943	3.6%
India	13,124,950	6.0%
Ireland	1,697,487	0.8%
Japan	27,524,164	12.5%
Jersey	9,251,016	4.2%
Singapore	11,803,601	5.4%
Spain	1,069,799	0.5%
Sweden	1,047,463	0.5%
Switzerland	11,236,448	5.1%
United Kingdom	52,614,874	23.9%
United States††	14,041,602	6.4%

Total	$219,818,843	100.0%

††	Includes Cash Equivalents (3.8% excluding Cash Equivalents)

Schedule of Written Options – Puts	Value

Jupiter Telecommunications Co., Ltd. expires February 2011 246 contracts exercise price JPY 90,000	$(19,736)
Jupiter Telecommunications Co., Ltd. expires February 2011 503 contracts exercise price JPY 90,000	(40,551)
Jupiter Telecommunications Co., Ltd. expires February 2011 509 contracts exercise price JPY 90,000	(41,433)
Jupiter Telecommunications Co., Ltd. expires February 2011 630 contracts exercise price JPY 90,000	(50,667)
Jupiter Telecommunications Co., Ltd. expires February 2011 755 contracts exercise price JPY 90,000	(60,867)
Jupiter Telecommunications Co., Ltd. expires February 2011 1,421 contracts exercise price JPY 90,000	(113,723)

Total Written Options – Puts
(Premiums received $375,993)	$(326,977)

See Notes to Schedules of Investments and Financial Statements.

54 | MARCH 31, 2010

Janus International Forty Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in a concentrated portfolio of international companies that have sustainable competitive advantages, high or improving returns on capital and attractive long-term growth.
Laurent Saltiel portfolio manager

Economic Overview

Continuing their rally from the market lows reached in March of 2009, global equities posted moderate gains during the six-month period ended March 31, 2010. Better-than-expected corporate earnings and growing evidence that the global economy was recovering from the financial crisis of 2008 were only modestly offset by sovereign debt concerns, primarily in Greece. Stocks reached a 17-month high and their highs for the period in early January before a modest pullback that lasted until early February, when the markets regained their bullish momentum and finished near their highs in March. Emerging markets slightly outperformed developed markets led by the Emerging Europe, Middle East and Africa region. Commodities generally finished the period higher led by industrial metals, while natural gas was notable among those losing ground. The Dollar Index posted gains, as the dollar was stronger relative to the yen, euro and pound.

Asset Class Overview

Within the Morgan Stanley Capital International All Country World ex-U.S. IndexSM, the strongest performing sectors were materials, consumer staples and information technology, while financials and utilities lagged. On a country basis, Israel, Mexico, Russia and Poland were among the strongest performers, while Greece, Spain and Austria were among those posting losses.

Investors favored lower-quality, lower margin businesses with weak competitive positions during much of the period, in our view, while higher quality companies with more resilient business models and stronger long-term growth prospects traded at unusually low valuation premiums. This is encouraging to us when we assess the stock return potential over the next few years of many of our favorite companies.

Strategy Overview

We are concerned that markets may have rallied well ahead of fundamentals from the March 2009 lows. Therefore, we have maintained a fairly defensive positioning in the Western world but with some cyclical exposure in emerging markets. We believe that many emerging market companies still offer a combination of attractive long-term growth, high returns on equity and still reasonable valuations. The Fund remained at the high-end of our typical emerging market range, with a fairly balanced exposure between Brazil, China and India as of period end.

We continued to favor quality growth companies that we believe have resilient business models and recurring revenues within consumer discretionary and industrials. We were overweight technology with a preference for software and companies that benefit from secular growth drivers such as smart phones. Within materials and energy we held differentiated exposure – agricultural firms in materials and oil services in energy. We also have maintained a large underweight in Japan, where it remained difficult for us to find Japanese companies with solid long-term growth, high returns on invested capital (ROIC) and good corporate governance.

For the past six months, stock selection provided the largest contribution to relative results with particularly strong results from holdings in consumer staples, industrials and financials. On a country basis, our largest contributors were our holdings and overweight in the U.K. followed by our non-index holdings in China and non-index exposure in the U.S.

Aggreko PLC was the largest contributor for the industrials sector. The U.K.-based company, which makes and ships large generators that can power sports stadiums or even cities for a short length of time, has won a number of contracts that we feel offer good earnings visibility for 2010. We like Aggreko’s dominant market position and its exposure to emerging markets, particularly Africa, which has suffered from significant under-investment in power plants because of high capital costs

Janus Global & International Funds | 55

Janus International Forty Fund (unaudited)

and political risks. We believe Aggreko has attractive long-term growth opportunities thanks to low penetration in a large and growing market in which it faces weak competition.

Chaoda Modern Agriculture Holdings Ltd. also posted strong gains during the period, as this Chinese farm operator benefited from better-than-expected results. We believe the company has a superior business model that benefits the company as well as farmers and the government. Chaoda is significantly larger than its competitors and it has generated consistently high profit margins and stable revenue growth over the past few years.

Potash Corporation of Saskatchewan, Inc. was also among top contributors. The Canadian fertilizer company benefited from clear signs that demand for potash, a key ingredient in fertilizer, is recovering in several regions of the world and inventories are at low levels. Notably, North American demand was back to peak levels during the first quarter of 2010. We consider the company to be among the highest quality firms in the fertilizer industry and even in the entire materials sector.

Detractors included our holdings in consumer discretionary and materials. On a country basis, our holdings in Singapore and holdings in Japan and Brazil weighed on performance. On an individual basis, Man Group PLC was among our largest detractors. The U.K.-based investment manager, which focuses on alternative investments, has suffered from performance issues in its main hedge fund, which we view as temporary and has led to the stock trading at a significant discount to its historical valuation. We anticipate a performance improvement could lead to a significant increase in asset in-flows and subsequently boost the company’s earnings.

Our holdings in FU JI Food & Catering Services Holdings, Ltd. also detracted from our performance. We marked this position to zero after the Hong Kong-based catering company filed a petition to liquidate the company. FU JI technically defaulted on its convertible bonds for failing to file timely financial statements. The stock was suspended from trading which prevented us from exiting the position. While we felt the company had a good business model, we think poor execution by management negated its advantage.

Singapore-based Raffles Education Corp., Ltd. was also among top detractors. Raffles has yet to see a recovery in its business in China. We view this as a short-term issue due to the Chinese government’s cap on enrollments over fears that graduates would be unable to find jobs. As China’s economy continues to improve, we feel those caps will be removed and growth will accelerate for Raffles. In addition, a recent investment by a sovereign wealth fund in a university campus Raffles owns near Beijing demonstrated, in our view, that its properties are undervalued. Long term, we think the wealth effect in China will increase interest in education for many Chinese.

Derivatives

During the period, we took advantage of a significant undervaluation of Jupiter Telecommunications Co., Ltd., a holding, by selling put options on the stock. We believe that these options either will expire worthless, netting us a profit from the trade, or compel us to buy more shares at a lower price. At the time of the trade, with the stock trading below our estimate of intrinsic value, we were willing to buy additional shares at a lower price. We also held small positions in call options on specific stocks; these call options allowed us to gain exposure to potential upside in these stocks while limiting our downside exposure (the potential loss in these calls options was limited to the premium that we paid to buy them). Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

Investor enthusiasm for riskier companies (those with low margins and heavily exposed to the economy) has been easing in our view. We feel the defensive and higher-quality names in the Fund will outperform going forward. While global equity markets have rallied significantly, economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment will remain high for some time and sluggish economic growth is likely to persist for several years. However, we believe growth is continuing in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues in Western developed markets.

Thank you for your investment in Janus International Forty Fund.

56 | MARCH 31, 2010

(unaudited)

Janus International Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Chaoda Modern Agriculture Holdings, Ltd.	2.48%
Aggreko PLC	2.28%
Celgene Corp.	1.27%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.23%
JPMorgan Chase & Co. – expires 10/28/18	1.18%

5 Bottom Performers – Holdings

Contribution

Raffles Education Corp., Ltd.	–1.12%
Man Group PLC	–0.83%
Capita Group PLC	–0.48%
Estacio Participacoes S.A.	–0.24%
Agnico-Eagle Mines, Ltd. (U.S. Shares)	–0.12%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Staples	3.00%	11.40%	8.55%
Materials	2.68%	13.79%	11.91%
Financials	2.45%	24.21%	25.87%
Industrials	2.25%	16.25%	9.95%
Information Technology	1.53%	7.70%	6.68%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	–0.49%	16.69%	8.39%
Utilities	0.00%	0.00%	4.97%
Telecommunication Services	0.00%	0.00%	6.22%
Energy	0.20%	3.40%	11.04%
Health Care	1.27%	6.56%	6.42%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 57

Janus International Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	6.9%
Celgene Corp. Medical – Biomedical and Genetic	6.2%
Aggreko PLC Commercial Services	5.5%
Educomp Solutions, Ltd. Educational Software	4.0%
Cia Vale do Rio Doce (ADR) Diversified Minerals	4.0%

26.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 24.1% of total net assets.

*Includes Cash and Cash Equivalents of (0.2)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of September 30, 2009

58 | MARCH 31, 2010

(unaudited)

Performance

				Expense Ratios –
				per the February 16, 2010 and
Average Annual Total Return – for the periods ended March 31, 2010				November 27, 2009 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Forty Fund – Class A Shares
NAV	10.15%	64.72%	–10.39%	12.58%	1.50%
MOP	3.79%	55.29%	–13.24%

Janus International Forty Fund – Class C Shares
NAV	9.93%	64.50%	–10.75%	12.23%	2.25%
CDSC	8.83%	62.87%	–10.75%

Janus International Forty Fund – Class D Shares(1)	6.55%	52.64%	–17.38%	11.31%	1.37%

Janus International Forty Fund – Class I Shares	10.23%	65.40%	–10.09%	10.08%	1.25%

Janus International Forty Fund – Class S Shares	10.12%	65.46%	–10.27%	12.71%	1.75%

Janus International Forty Fund – Class T Shares	10.13%	62.94%	–12.01%	12.46%	1.50%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	5.38%	60.93%	–11.47%

Morgan Stanley Capital International EAFE® Index	3.06%	54.44%	–12.90%

Lipper Quartile – Class I Shares	–	1st	1st

Lipper Ranking – based on total return for International Funds	–	147/1,278	268/1,149

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 59

Janus International Forty Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class D Shares and Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class D Shares and Class T Shares reflects estimated annualized expenses that the Fund share classes expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus International Forty Fund held approximately 10.5% of its investments in Indian securities as of March 31, 2010, and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Forty Fund (the “JAD predecessor fund”) into corresponding shares of Janus International Forty Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus International Forty Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense

60 | MARCH 31, 2010

(unaudited)

limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 7, 2010, Brent Lynn is interim portfolio manager of Janus International Forty Fund.

*	The Fund’s inception date — May 30, 2008
(1)	Closed to new investors.

Janus Global & International Funds | 61

Janus International Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,110.70	$6.42*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,108.40	$8.36*

Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)**

Actual	$1,000.00	$1,082.70	$0.65*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,109.90	$6.89

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,110.40	$6.68*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,110.40	$6.63*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34

†	Expenses are equal to the annualized expense ratio of 1.22% for Class A Shares, 1.59% for Class C Shares, 1.31% for Class I Shares, 1.27% for Class S Shares and 1.26% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class A Shares, Class C Shares, Class S Shares and Class T Shares, and the inception period for Class D Shares. Without these waivers, the expense paid during the period would have been $8.26 for Class A Shares, $12.14 for Class C Shares, $1.76 for Class D Shares, $9.58 for Class S Shares and $8.16 for Class T Shares.
**	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.52% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

62 | MARCH 31, 2010

Janus International Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Common Stock – 92.4%
Agricultural Chemicals – 8.9%
3,349	Monsanto Co.	$239,186
6,758	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	806,568
		1,045,754
Agricultural Operations – 2.1%
225,635	Chaoda Modern Agriculture Holdings, Ltd.	240,340
Brewery – 0.9%
2,185	Anheuser-Busch InBev N.V.	110,051
1,256	Anheuser-Busch InBev N.V. – VVPR Strip*	12
		110,063
Building – Residential and Commercial – 0.8%
12,900	MRV Engenharia e Participacoes S.A.	90,064
Cable Television – 1.9%
189	Jupiter Telecommunications Co., Ltd.	218,380
Chemicals – Diversified – 6.2%
32,039	Israel Chemicals, Ltd.	433,898
4,761	K+S A.G.	288,886
		722,784
Chemicals – Specialty – 1.6%
153,000	Huabao International Holdings, Ltd.	183,860
Commercial Services – 5.5%
35,758	Aggreko PLC	646,722
Computers – 1.9%
3,075	Research In Motion, Ltd. (U.S. Shares)*	227,396
Distribution/Wholesale – 2.9%
70,000	Li & Fung, Ltd.	344,410
Diversified Banking Institutions – 1.6%
1,095	Goldman Sachs Group, Inc.	186,840
Diversified Minerals – 4.0%
14,505	Cia Vale do Rio Doce (ADR)	466,916
Diversified Operations – 0.9%
28,000	China Merchants Holdings International Co., Ltd.	103,143
Educational Software – 6.6%
7,296	Blackboard, Inc.*	303,951
28,076	Educomp Solutions, Ltd.	467,674
		771,625
Enterprise Software/Services – 1.1%
4,191	Temenos Group A.G.*	123,452
Finance – Mortgage Loan Banker – 3.8%
7,335	Housing Development Finance Corp.	443,989
Finance – Other Services – 2.6%
28,477	BM&F Bovespa S.A.	192,891
17,370	IG Group Holdings PLC	106,001
		298,892
Food – Catering – 0%
158,000	FU JI Food & Catering Services Holdings, Ltd.*,mu ,ß,°°	0
Human Resources – 3.4%
34,325	Capita Group PLC	393,992
Investment Companies – 1.6%
52,126	Man Group PLC	191,003
Investment Management and Advisory Services – 2.2%
29,345	BlueBay Asset Management PLC	160,423
20,805	GP Investments, Ltd. (BDR)*	101,830
		262,253
Life and Health Insurance – 1.9%
26,193	Prudential PLC	217,589
Medical – Biomedical and Genetic – 6.2%
11,740	Celgene Corp.*,**	727,410
Oil – Field Services – 2.9%
18,567	Petrofac, Ltd.	338,622
Printing – Commercial – 1.1%
2,246	VistaPrint NV (U.S. Shares)*	128,584
Property and Casualty Insurance – 3.0%
17,602	Admiral Group PLC	352,537
Real Estate Management/Services – 2.5%
7,300	LPS Brasil Consultoria de Imoveis S.A.	105,547
111,752	Regus PLC	189,060
		294,607
Real Estate Operating/Development – 1.0%
28,000	Hang Lung Properties, Ltd.	112,880
Retail – Apparel and Shoe – 0.9%
42,500	Ports Design, Ltd.	107,837
Retail – Drug Store – 0.1%
1,200	China Nepstar Chain Drugstore, Ltd.	8,700
Retail – Restaurants – 0.8%
97,000	Ajisen China Holdings, Ltd.	95,826
Rubber/Plastic Products – 2.7%
14,987	Jain Irrigation Systems, Ltd.	320,706
Schools – 5.1%
10,400	Anhanguera Educacional Participacoes S.A.*	150,895
12,400	Estacio Participacoes S.A.	150,684
1,141,000	Raffles Education Corp., Ltd.*	297,772
		599,351
Tobacco – 2.7%
5,770	British American Tobacco PLC	198,864
32	Japan Tobacco, Inc.	119,140
		318,004
Transportation – Truck – 1.0%
6,744	DSV A/S	120,538

Total Common Stock (cost $9,673,785)		10,815,069

Corporate Bonds – 5.8%
Enterprise Software/Services – 2.9%
$200,000	Autonomy Corp. PLC, 3.2500%, 3/4/15	341,504
Food – Wholesale/Distribution – 2.9%
300,000	Olam International, Ltd., 6.0000%, 10/15/16	335,200

Total Corporate Bonds (cost $644,030)		676,704

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 63

Janus International Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Warrant – 2.0%
Diversified Financial Services – 2.0%
15,300	JPMorgan Chase & Co. – expires 10/28/18* (cost $206,279)	$235,161

Total Investments (total cost $10,524,094) – 100.2%		11,726,934

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(21,001)

Net Assets – 100%		$11,705,933

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$110,063	0.9%
Bermuda	737,938	6.3%
Brazil	1,156,996	9.9%
Canada	1,033,964	8.8%
Cayman Islands	344,866	2.9%
Denmark	120,538	1.0%
Germany	288,886	2.5%
Hong Kong	216,023	1.8%
India	1,232,368	10.5%
Israel	433,898	3.7%
Japan	337,520	2.9%
Jersey	527,681	4.5%
Netherlands	128,583	1.1%
Singapore	632,973	5.4%
Switzerland	123,452	1.1%
United Kingdom	2,608,637	22.3%
United States	1,692,548	14.4%

Total	$11,726,934	100.0%

Schedule of Written Options – Puts	Value

Jupiter Telecommunications Co., Ltd. expires February 2011 32 contracts exercise price JPY 90,000	$(2,567)
Jupiter Telecommunications Co., Ltd. expires February 2011 65 contracts exercise price JPY 90,000	(5,240)
Jupiter Telecommunications Co., Ltd. expires February 2011 66 contracts exercise price JPY 90,000	(5,372)
Jupiter Telecommunications Co., Ltd. expires February 2011 82 contracts exercise price JPY 90,000	(6,595)
Jupiter Telecommunications Co., Ltd. expires February 2011 98 contracts exercise price JPY 90,000	(7,901)
Jupiter Telecommunications Co., Ltd. expires February 2011 184 contracts exercise price JPY 90,000	(14,726)

Total Written Options – Puts
(Premiums received $48,763)	$(42,401)

See Notes to Schedules of Investments and Financial Statements.

64 | MARCH 31, 2010

Janus Overseas Fund (unaudited)

Fund Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Economic Update

Despite widespread indications of improvement in economic activity, I believe most businesses still have only limited visibility into 2010, and the path back to sustained global economic growth remains uncertain. Concerns about the speed and magnitude of the inevitable withdrawal of central bank liquidity and government fiscal support compound the uncertainty in our view. Many Western countries face longer-term economic headwinds from the unwinding of the real-estate bubble, consumer deleveraging and high fiscal deficits. Recent fiscal problems in Greece in particular highlight the increasing risk from over-extended sovereign balance sheets.

I believe the short- and long-term health of the U.S. economy is critical to the economies of all other major countries and to global stock markets. Although I am concerned about the cyclical and structural headwinds facing the U.S., I am not convinced that we are doomed to an era of extremely low growth. The U.S. remains the most dynamic and flexible large economy in the world and has historically shown an ability to reinvent its economy. Furthermore, China and other emerging markets have become a much larger part of the global economy, and unlike previous periods, emerging markets now have the size to become a key driver of U.S. and global growth.

Strategy Overview

During 2009, I made meaningful investments in stocks such as airline companies Delta Air Lines, Inc., Continental Airlines, Inc. – Class B, and Deutsche Lufthansa A.G., auto companies Ford Motor Co. and Daimler A.G., and refining company Valero Energy Corp. In these industries, longer-term growth opportunities may be limited; however, I believed that the franchises were under-appreciated by the market, structural changes such as capacity reductions offered the potential for higher medium-term profitability, and the stocks were trading at very low valuations. Notably, during the period, Delta, Ford and Continental were the top three performing holdings.

Detractors included Aegon N.V., the Netherlands-based life insurance company, India-based sugar producer Bajaj Hindusthan Ltd., and U.S.-based solar cell maker SunPower Corp. – Class A. Aegon fell due to a soft environment for the sale of insurance products and market concerns that the company would need to raise more capital. Bajaj Hindusthan fell as sugar prices declined sharply from cyclical highs. SunPower suffered from a continued difficult environment for solar cells as lack of availability of financing for solar cell buyers and an oversupply of solar cells put pressure on pricing.

Conclusion

Global stock markets often experience significant volatility. However, the recent collapse and subsequent partial rebound of global equities has been extreme. During difficult times, the conviction to hold onto existing positions or to buy new ones is critical. My conviction comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year, meeting with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

Although the performance of the markets and the Fund was positive over the past five months, the future performance of the Fund could be considerably worse or perhaps negative. I certainly do not envision another period like the 2008 crisis, but I also recognize the futility of attempting to predict short-term market trends.

Despite volatile markets, I remain optimistic about the long-term. I am excited about the prospects for our companies to improve their competitive positions and to grow revenues and profits. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver

Janus Global & International Funds | 65

Janus Overseas Fund (unaudited)

strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	3.27%
Ford Motor Co.	2.50%
Continental Airlines, Inc. – Class B	1.26%
ARM Holdings PLC	1.15%
Li & Fung, Ltd.	1.07%

5 Bottom Performers – Holdings

Contribution

Aegon N.V.	–0.17%
Bajaj Hindusthan, Ltd.	–0.16%
SunPower Corp. – Class A	–0.15%
Stora Enso Oyj – Class R	–0.14%
CapitaLand, Ltd.	–0.13%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	6.10%	14.49%	9.95%
Consumer Discretionary	4.26%	22.04%	8.39%
Information Technology	3.49%	10.81%	6.68%
Energy	1.69%	13.68%	11.04%
Financials	1.53%	25.82%	25.87%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Utilities	0.00%	0.00%	4.97%
Telecommunication Services	0.01%	0.39%	6.22%
Materials	0.40%	4.38%	11.91%
Health Care	0.55%	4.21%	6.42%
Consumer Staples	0.94%	4.18%	8.55%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

66 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Li & Fung, Ltd. Distribution/Wholesale	6.4%
Reliance Industries, Ltd. Oil Refining and Marketing	5.3%
Delta Air Lines, Inc. Airlines	4.7%
Ford Motor Co. Automotive – Cars and Light Trucks	4.5%
Bank of America Corp. Diversified Banking Institutions	3.9%

24.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 18.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Global & International Funds | 67

Janus Overseas Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	19.68%	85.89%	17.64%	4.25%	13.00%	1.00%	1.00%
MOP	12.79%	75.20%	16.26%	3.63%	12.58%

Janus Overseas Fund – Class C Shares
NAV	19.25%	82.07%	16.85%	3.51%	12.27%	2.01%	1.92%
CDSC	18.06%	80.26%	16.85%	3.51%	12.27%

Janus Overseas Fund – Class D Shares(1)	19.72%	86.37%	17.76%	4.37%	13.10%	0.82%	0.82%

Janus Overseas Fund – Class I Shares	19.83%	86.37%	17.76%	4.37%	13.10%	0.70%	0.70%

Janus Overseas Fund – Class R Shares	19.45%	83.82%	17.18%	3.81%	12.58%	1.44%	1.44%

Janus Overseas Fund – Class S Shares	19.56%	85.05%	17.44%	4.06%	12.82%	1.19%	1.19%

Janus Overseas Fund – Class T Shares	19.72%	86.37%	17.76%	4.37%	13.10%	0.95%	0.95%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	6.70%	60.93%	6.11%	2.80%	N/A**

Morgan Stanley Capital International EAFE® Index	4.37%	54.44%	3.75%	1.27%	4.68%

Lipper Quartile – Class T Shares	–	1st	1st	1st	1st

Lipper Ranking – based on total return for International Funds	–	9/1278	1/721	73/395	1/100

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

68 | MARCH 31, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agent Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Overseas Fund held approximately 10.4% of its investments in Indian securities as of March 31, 2010, and the Fund may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Effective February 16, 2010, Janus Overseas Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Overseas Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Overseas Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Overseas Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Janus Global & International Funds | 69

Janus Overseas Fund (unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

70 | MARCH 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,196.80	$4.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,192.50	$8.30

Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,110.80	$1.01

Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,198.40	$3.09

Hypothetical (5% return before expenses)	$1,000.00	$1,021.54	$3.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,194.50	$6.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,195.90	$5.31

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,197.20	$4.04

Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48

†	Expenses are equal to the annualized expense ratio of 0.97% for Class A Shares, 1.83% for Class C Shares, 0.68% for Class I Shares, 1.42% for Class R Shares, 1.17% for Class S Shares and 0.89% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.79% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 71

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 97.2%
Agricultural Chemicals – 1.9%
1,932,520	Potash Corporation of Saskatchewan, Inc.	$230,821,376
32,025	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,822,184
		234,643,560
Agricultural Operations – 1.8%
188,481,502	Chaoda Modern Agriculture Holdings, Ltd.£	200,765,330
16,576,975	China Green Holdings, Ltd.	20,881,352
		221,646,682
Airlines – 11.9%
52,058,422	British Airways PLC*	191,940,106
11,012,887	Continental Airlines, Inc. – Class B*,£	241,953,127
39,646,725	Delta Air Lines, Inc.*,£	578,445,719
12,447,834	Deutsche Lufthansa A.G.*,**	206,435,644
14,556,000	Singapore Airlines, Ltd.*	158,194,766
4,878,125	UAL Corp.*	95,367,344
		1,472,336,706
Automotive – Cars and Light Trucks – 6.5%
5,178,836	Daimler A.G.*,**	243,775,344
44,595,358	Ford Motor Co.*	560,563,650
		804,338,994
Automotive – Truck Parts and Equipment – Original – 0.2%
594,461	Valeo S.A.*,**	21,214,407
Building – Residential and Commercial – 1.0%
18,514,200	MRV Engenharia e Participacoes S.A.	129,260,884
Casino Hotels – 1.0%
17,047,273	Crown, Ltd.	127,928,051
Chemicals – Diversified – 0.4%
3,752,165	Israel Chemicals, Ltd.	50,814,802
Commercial Banks – 2.4%
33,159,396	Anglo Irish Bank Corp., Ltd.*,°,**	0
27,469,567	Banco de Oro Unibank, Inc.	25,232,117
564,170	Banco de Oro Unibank, Inc. (GDR)	10,362,054
6,327,317	Punjab National Bank, Ltd.	142,748,726
2,625,108	State Bank of India, Ltd.	121,530,395
		299,873,292
Computers – 0.9%
1,558,433	Research In Motion, Ltd. (U.S. Shares)*	115,246,120
Distribution/Wholesale – 6.4%
160,166,090	Li & Fung, Ltd.	788,040,268
Diversified Banking Institutions – 7.0%
27,182,222	Bank of America Corp.	485,202,662
2,784,520	Credit Suisse Group A.G.	143,571,447
2,170,715	Deutsche Bank A.G.**	167,185,540
2,109,970	Julius Baer Group, Ltd.	76,564,228
		872,523,877
Diversified Operations – 1.1%
5,125,015	MAX India, Ltd.*	23,655,672
75,292,535	Melco International Development, Ltd.*,£	33,747,813
1,023,299	Orascom Development Holding A.G.*	76,497,449
		133,900,934
Diversified Operations – Commercial Services – 0.9%
64,902,100	John Keells Holdings PLC£	104,754,267
Electric Products – Miscellaneous – 0.6%
760,201	LG Electronics, Inc.	77,270,200
Electronic Components – Semiconductors – 2.9%
99,666,756	ARM Holdings PLC£	360,365,181
Electronic Connectors – 1.4%
1,459,600	Hirose Electric Co., Ltd.**	168,337,306
Finance – Investment Bankers/Brokers – 0.3%
4,923,200	Nomura Holdings, Inc.*,**	36,290,626
Finance – Mortgage Loan Banker – 0.4%
884,774	Housing Development Finance Corp.	53,555,534
Finance – Other Services – 0.3%
6,602,987	IG Group Holdings PLC	40,294,982
Food – Catering – 0%
24,630,000	FU JI Food & Catering Services Holdings, Ltd.*,mu ,ß,°°	0
Gambling – Non-Hotel – 0%
278,947,741	Amax Entertainment Holdings, Ltd.*,£	5,209,611
Hotels and Motels – 2.7%
15,933,523	Kingdom Hotel Investments (GDR)*,£	78,074,263
129,465,165	Shangri-La Asia, Ltd.	254,127,912
		332,202,175
Investment Management and Advisory Services – 0.4%
8,717,949	BlueBay Asset Management PLC	47,659,232
Life and Health Insurance – 0.8%
12,492,895	Prudential PLC	103,780,479
Medical – Biomedical and Genetic – 2.8%
3,508,585	Celgene Corp.*	217,391,926
2,412,385	Genzyme Corp.*	125,033,915
		342,425,841
Medical – Drugs – 0.9%
3,205,487	Biovail, Corp.	53,756,017
1,624,645	Forest Laboratories, Inc.*	50,948,867
		104,704,884
Multi-Line Insurance – 0.7%
8,421,356	ING Groep N.V.*,**	84,069,123
Oil Companies – Exploration and Production – 2.2%
2,589,963	Niko Resources, Ltd.£	276,315,434
Oil Companies – Integrated – 1.4%
3,992,780	Petroleo Brasileiro S.A. (ADR)	177,638,782
Oil Field Machinery and Equipment – 0.4%
5,319,132	Wellstream Holdings PLC£	52,862,844
Oil Refining and Marketing – 10.0%
5,798,026	Neste Oil OYJ**	101,087,844
27,279,659	Reliance Industries, Ltd.	652,821,868
6,865,430	Tesoro Corp.*	95,429,477
19,745,545	Valero Energy Corp.	388,987,237
		1,238,326,426
Power Converters and Power Supply Equipment – 0.9%
2,629,880	SunPower Corp. – Class A*,£	49,704,732
4,230,245	Suntech Power Holdings Co., Ltd. (ADR)*	59,308,035
		109,012,767

See Notes to Schedules of Investments and Financial Statements.

72 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Property and Casualty Insurance – 1.7%
12,280,380	Reliance Capital, Ltd.	$206,829,612
Real Estate Management/Services – 1.5%
11,003,000	Mitsubishi Estate Co., Ltd.**	180,106,879
Real Estate Operating/Development – 10.9%
156,018,120	Ayala Land, Inc.	44,892,332
113,161,994	CapitaLand, Ltd.	321,216,299
188,951,000	China Overseas Land & Investment, Ltd.	426,867,664
10,745,005	Cyrela Brazil Realty S.A.	127,307,907
3,506,511	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	23,850,193
66,617,000	Hang Lung Properties, Ltd.	268,561,579
13,253,080	PDG Realty S.A. Empreendimentos e Participacoes	110,423,693
4,039,161	Rossi Residencial S.A.	28,154,827
		1,351,274,494
Retail – Apparel and Shoe – 0.3%
66,489,635	Trinity, Ltd. – Private Placementß,°°	39,153,865
Retail – Consumer Electronics – 1.1%
1,868,780	Yamada Denki Co., Ltd.**	137,954,231
Retail – Miscellaneous/Diversified – 0.6%
9,327,414	SM Investments Corp.	76,386,525
Semiconductor Equipment – 2.0%
6,903,538	ASML Holding N.V.**	246,691,447
Steel – Producers – 0.4%
3,962,700	Tokyo Steel Manufacturing Co., Ltd.*,**	49,645,038
Sugar – 2.0%
12,253,642	Bajaj Hindusthan, Ltd.£	37,042,086
1,149,300	Bajaj Hindusthan, Ltd. (GDR)	3,473,874
5,735,700	Cosan S.A. Industria e Comercio*	69,957,792
14,108,974	Cosan, Ltd. – Class A*,£	133,047,625
		243,521,377
Telecommunication Equipment – 0%
119	Nortel Networks Corp. (U.S. Shares)*	6
Telecommunication Services – 1.3%
3,790,150	Amdocs, Ltd. (U.S. Shares)*	114,121,417
11,583,898	Reliance Communications, Ltd.	43,855,724
		157,977,141
Toys – 2.9%
1,056,700	Nintendo Co., Ltd.**	353,853,750

Total Common Stock (cost $9,347,097,847)		12,030,238,636

Money Markets – 1.3%
166,786,000	Janus Cash Liquidity Fund LLC, 0% (cost $166,786,000)	166,786,000

Warrant – 0.9%
Commercial Banks – 0.9%
40,181,882	Sberbank (Savings Bank of the Russian Federation) – expires 3/19/12ß (cost $124,537,153)	116,929,277

Total Investments (total cost $9,638,421,000) – 99.4%		12,313,953,913

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		74,176,746

Net Assets – 100%		$12,388,130,659

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$127,928,051	1.0%
Bermuda	1,240,460,634	10.1%
Brazil	666,594,079	5.4%
Canada	679,961,137	5.5%
Cayman Islands	338,147,628	2.8%
Finland	101,087,844	0.8%
France	21,214,407	0.2%
Germany	617,396,528	5.0%
Guernsey	114,121,417	0.9%
Hong Kong	729,177,056	5.9%
India	1,285,513,492	10.4%
Ireland	0	0.0%
Israel	50,814,802	0.4%
Japan	926,187,830	7.5%
Netherlands	330,760,570	2.7%
Philippines	156,873,027	1.3%
Singapore	479,411,065	3.9%
South Korea	77,270,200	0.6%
Sri Lanka	104,754,267	0.9%
Switzerland	296,633,124	2.4%
United Kingdom	796,902,823	6.5%
United States††	3,172,743,932	25.8%

Total	$12,313,953,913	100.0%

††	Includes Cash Equivalents (24.4% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S.$	Gain/(Loss)

Euro 4/8/10	43,500,000	$58,746,604	$1,718,396
Euro 4/22/10	51,900,000	70,091,880	1,015,272
Euro 5/6/10	49,000,000	66,176,142	951,899
Japanese Yen 4/8/10	13,000,000,000	139,085,059	3,929,243
Japanese Yen 4/22/10	15,000,000,000	160,498,916	4,271,066
Japanese Yen 5/6/10	17,000,000,000	181,915,074	5,551,154

Total		$676,513,675	$17,437,030

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 73

Janus Worldwide Fund (unaudited)

Fund Snapshot
We seek to invest in companies that have sustainable competitive advantages, high or improving returns on capital and attractive long-term growth. We invest with conviction whenever we believe that we have superior investment insights in an effort to deliver superior risk-adjusted results over extended periods of time.
Laurent Saltiel portfolio manager

Economic Overview

Continuing their rally from the market lows reached in March of 2009, global equities posted double-digit gains during the five-month period ended March 31, 2010. Stronger-than-expected corporate earnings and growing evidence that the global economy was recovering from the financial crisis of 2008 were only modestly offset by sovereign debt concerns, primarily in Greece. Stocks reached a 17-month high and their highs for the period in early January before a modest pullback that lasted until early February, when the markets regained their bullish momentum and finished near their highs in March. Developed markets outperformed emerging markets during the period led by strong returns in the U.S. market. Commodities generally finished the period higher led by industrial metals, while natural gas was notable among those losing ground. The Dollar Index posted gains, as the dollar was stronger relative to the euro and pound.

Asset Class Overview

Within the Morgan Stanley Capital International World Indexsm, the top performing sectors were industrials, consumer discretionary and materials, while telecommunications, energy and utilities were among the laggards. On a country basis, Finland, Canada and the U.S. were among the best performing markets, while Greece, Spain and Portugal were among those markets that lost ground during the period.

Investors favored lower-quality, lower margin businesses with weak competitive positions during much of the period, in our view, while higher quality companies with more resilient business models and stronger long-term growth prospects traded at unusually low valuation premiums. This is encouraging to us when we assess the stock return potential over the next few years for many of our favorite companies.

Strategy Overview

We are concerned that markets may have rallied well ahead of fundamentals from the March 2009 lows. Therefore, we have maintained a fairly defensive positioning in the Western world but with some cyclical exposure in emerging markets. We believe many emerging market companies still offer a combination of attractive long-term growth, high returns on equity and still reasonable valuations. The Fund remained at the high-end of our typical 10-20% emerging market range, with a balanced exposure amongst Brazil, China and India as of period end.

We continue to favor quality growth companies that we believe have resilient business models and recurring revenues within consumer discretionary and industrials. We are overweight technology with a preference for software and companies that benefit from secular growth drivers such as smart phones. We have a fairly neutral exposure to materials and energy but with a differentiated exposure in both sectors – agricultural firms in materials and oil service companies in energy. We also have maintained a large underweight in Japan, where it remains difficult for us to find Japanese companies with solid long-term growth, high returns on invested capital (ROIC) and good corporate governance.

For the past five months, stock selection provided the largest contribution to relative results with particularly strong results from holdings in consumer staples, financials and energy. On a country basis, our largest contributors were our non-index exposure in China followed by our holdings in Japan and the U.K.

Aggreko PLC was the largest individual contributor for the Fund overall. The U.K.-based company, which makes and ships large generators that can power sports stadiums or even cities for a short length of time, has won a number of contracts that we feel offer good earnings visibility for 2010. We like Aggreko’s dominant market position and its exposure to emerging markets, particularly Africa, which has suffered from significant under-investment in power plants because of high capital costs and political risks. We

74 | MARCH 31, 2010

(unaudited)

believe Aggreko has attractive long-term growth opportunities thanks to low penetration in a large and growing market in which it faces weak competition.

Within consumer staples, Japan Tobacco, Inc. posted strong returns. The company confirmed it will raise prices in the second half of 2010, which should lead to an increase in profits. The action confirmed our thesis that the company would react to higher excise taxes in Japan by increasing prices, which are currently approximately a third of those in the U.S., to more than compensate for volume declines.

Potash Corporation of Saskatchewan, Inc. was also among top contributors. The Canadian fertilizer company benefited from clear signs that demand for potash, a key ingredient in fertilizer, is recovering in several regions of the world and inventories are at low levels. Notably, North American demand was back to peak levels during the first quarter of 2010. We consider the company to be among the highest quality firms in the fertilizer industry and even in the entire materials sector.

Detractors included our holdings in consumer discretionary and industrials. On a country basis, our holdings in Singapore and our non-index exposure in Brazil weighed the most on performance. Within consumer discretionary, Singapore-based Raffles Education Corp., Ltd., the operator of universities and colleges in the Asia-Pacific region, was the largest detractor for the sector and the Fund. Raffles has yet to see a recovery in its business in China. We view this as a short-term issue due to the Chinese government’s cap on enrollments over fears that graduates would be unable to find jobs. As China’s economy continues to improve, we feel those caps will be removed and growth will accelerate for Raffles. In addition, a recent investment by a sovereign wealth fund in a university campus Raffles owns near Beijing demonstrated, in our view, that its properties are undervalued. Long term, we think the wealth effect in China will increase demand for education in the country.

Man Group PLC was also among key detractors. The U.K.-based investment manager which focuses on alternative investments has suffered from performance issues in its main hedge fund, which we view as temporary and has led to the stock trading at a significant discount to its historical valuation. We anticipate a performance improvement could lead to a significant increase in asset in-flows and subsequently boost the company’s earnings.

In addition, Capita Group PLC traded lower during the period. The largest business process outsourcing company in the U.K has been negatively impacted by reduced contract awards. We view this as a temporary situation and expect the U.K. government to meaningfully increase its outsourcing with large opportunities in health care and defense in particular. Capita Group has a very defensive business model, as half of its business is with the U.K. government and its contracts are typically long-term. Its wide-ranging services include managing claims for insurance companies and driver’s licenses for governments. Capita Group has demonstrated good growth and is gaining market share through small acquisitions.

Derivatives

During the period, we took advantage of a significant undervaluation of Jupiter Telecommunications, a holding, by selling put options on the stock. We believe that these options either will expire worthless, netting us a profit from the trade, or compel us to buy more shares at a lower price. At the time of the trade, with the stock trading below our estimate of intrinsic value, we were willing to buy additional shares at a lower price. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

Investor enthusiasm for riskier companies (those with low margins and heavily exposed to the economy) has been easing in our view. We feel the defensive and higher-quality names in the Fund will outperform going forward. While global equity markets have rallied significantly, economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment will remain high for some time and sluggish economic growth is likely to persist for several years. However, we believe growth is continuing in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues in Western developed markets.

Thank you for your continued support of Janus Worldwide Fund.

Janus Global & International Funds | 75

Janus Worldwide Fund (unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	1.24%
Japan Tobacco, Inc.	0.89%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.86%
Apple, Inc.	0.70%
Celgene Corp.	0.62%

5 Bottom Performers – Holdings

Contribution

Raffles Education Corp., Ltd.	–0.52%
Man Group PLC	–0.48%
Capita Group PLC	–0.28%
Estacio Participacoes S.A.	–0.08%
Kroton Educacional S.A.	–0.07%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Staples	2.53%	12.70%	10.24%
Information Technology	2.43%	13.55%	11.80%
Financials	2.05%	20.49%	20.74%
Health Care	1.97%	12.50%	10.10%
Industrials	1.83%	11.27%	10.58%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Utilities	–0.04%	0.96%	4.51%
Telecommunication Services	0.13%	0.58%	4.30%
Consumer Discretionary	0.69%	12.29%	9.43%
Energy	0.76%	6.16%	10.90%
Materials	1.74%	9.50%	7.40%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

76 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Apple, Inc. Computers	3.2%
Aggreko PLC Commercial Services	3.1%
Li & Fung, Ltd. Distribution/Wholesale	3.0%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	3.0%
Celgene Corp. Medical – Biomedical and Genetic	2.9%

15.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 12.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Global & International Funds | 77

Janus Worldwide Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Worldwide Fund – Class A Shares
NAV	14.11%	56.19%	1.72%	–4.97%	8.46%	1.05%	1.05%
MOP	7.56%	47.21%	0.52%	–5.53%	8.12%

Janus Worldwide Fund – Class C Shares
NAV	13.71%	53.10%	0.97%	–5.67%	7.77%	2.13%	1.92%
CDSC	12.57%	51.58%	0.97%	–5.67%	7.77%

Janus Worldwide Fund – Class D Shares(1)	14.26%	56.62%	1.81%	–4.91%	8.50%	0.74%	0.74%

Janus Worldwide Fund – Class I Shares	14.31%	56.62%	1.81%	–4.91%	8.50%	0.62%	0.62%

Janus Worldwide Fund – Class R Shares	13.95%	54.67%	1.29%	–5.38%	8.08%	1.37%	1.37%

Janus Worldwide Fund – Class S Shares	14.08%	55.65%	1.53%	–5.16%	8.31%	1.12%	1.12%

Janus Worldwide Fund – Class T Shares	14.26%	56.62%	1.81%	–4.91%	8.50%	0.87%	0.87%

Morgan Stanley Capital International World IndexSM	9.39%	52.37%	2.89%	–0.03%	6.43%

Morgan Stanley Capital International All Country World IndexSM	9.60%	55.48%	3.94%	0.62%	N/A

Lipper Quartile – Class T Shares	–	2nd	3rd	4th	2nd

Lipper Ranking – based on total return for Global Funds	–	145/556	212/304	145/152	6/17

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

78 | MARCH 31, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective February 16, 2010, Janus Worldwide Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Worldwide Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Worldwide Fund (the “JAD predecessor fund”) into corresponding shares of Janus Worldwide Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Worldwide Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations

Janus Global & International Funds | 79

Janus Worldwide Fund (unaudited)

or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

May 16, 1991 is the date used to calculate the since–inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 7, 2010, Brent Lynn is interim portfolio manager of Janus Worldwide Fund.

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

80 | MARCH 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,141.10	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,136.90	$8.09

Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,095.10	$0.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$3.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,142.80	$2.79

Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	$3.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,139.46	$6.11

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,140.50	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,141.70	$3.63

Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.13

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.83% for Class C Shares, 0.63% for Class I Shares, 1.38% for Class R Shares, 1.13% for Class S Shares and 0.82% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.76% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 81

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Common Stock – 95.2%
Aerospace and Defense – 0.1%
51,603	TransDigm Group, Inc.*	$2,737,023
Agricultural Chemicals – 6.1%
382,585	Intrepid Potash, Inc.*	11,603,803
636,265	Monsanto Co.	45,442,046
356,000	Mosaic Co.	21,634,120
621,860	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	74,218,990
		152,898,959
Agricultural Operations – 1.8%
22,448,415	Chaoda Modern Agriculture Holdings, Ltd.	23,911,437
16,086,000	China Green Holdings, Ltd.	20,262,890
		44,174,327
Airlines – 0.2%
168,116	Ryanair Holdings PLC (ADR)*	4,567,712
Apparel Manufacturers – 0.3%
734,225	Burberry Group PLC	7,959,758
Applications Software – 0.9%
1,430,966	Nuance Communications, Inc.*	23,811,274
Brewery – 0.7%
359,504	Anheuser-Busch InBev N.V.	18,107,015
Cable Television – 1.4%
31,000	Jupiter Telecommunications Co., Ltd.	35,818,979
Chemicals – Specialty – 1.1%
23,698,035	Huabao International Holdings, Ltd.	28,477,932
Commercial Services – 3.1%
4,332,271	Aggreko PLC	78,353,848
Commercial Services – Finance – 0.8%
74,200	MasterCard, Inc. – Class A	18,846,800
Computer Aided Design – 0.5%
287,024	ANSYS, Inc.*	12,382,215
Computer Services – 0.8%
454,510	Accenture, Ltd. – Class A (U.S. Shares)	19,066,695
Computers – 4.1%
344,912	Apple, Inc.*	81,030,176
276,928	Research In Motion, Ltd. (U.S. Shares)*	20,478,826
		101,509,002
Cosmetics and Toiletries – 1.1%
252,625	Colgate-Palmolive Co.	21,538,808
393,928	Colgate Palmolive India, Ltd.	5,926,032
		27,464,840
Distribution/Wholesale – 3.0%
15,185,550	Li & Fung, Ltd.	74,715,097
Diversified Banking Institutions – 4.7%
1,822,118	Bank of America Corp.	32,524,806
385,508	Goldman Sachs Group, Inc.**	65,779,231
431,175	JPMorgan Chase & Co.	19,295,081
		117,599,118
Diversified Minerals – 2.0%
622,662	BHP Billiton, Ltd.	24,899,854
760,705	Cia Vale do Rio Doce (ADR)	24,487,094
		49,386,948
Diversified Operations – 2.6%
4,924,935	China Merchants Holdings International Co., Ltd.	18,141,827
414,229	Danaher Corp.	33,101,039
1,930,200	Investimentos Itau S.A.	13,226,349
		64,469,215
Educational Software – 5.0%
1,726,515	Blackboard, Inc.*,£	71,926,615
3,234,040	Educomp Solutions, Ltd.	53,870,648
		125,797,263
Electric – Distribution – 0.3%
892,771	Equatorial Energia S.A.	7,855,380
Electric Products – Miscellaneous – 0.5%
245,014	Bharat Heavy Electricals, Ltd.	13,048,401
Electronic Connectors – 0.5%
274,412	Amphenol Corp. – Class A	11,577,442
Electronic Measuring Instruments – 0.2%
155,804	FLIR Systems, Inc.*	4,393,673
Enterprise Software/Services – 2.1%
983,886	Autonomy Corp. PLC*	27,214,471
728,548	Aveva Group PLC	13,099,206
437,820	Temenos Group A.G.*	12,896,605
		53,210,282
Finance – Investment Bankers/Brokers – 0.5%
671,975	Charles Schwab Corp.	12,559,213
Finance – Mortgage Loan Banker – 2.3%
954,498	Housing Development Finance Corp.	57,775,940
Finance – Other Services – 1.7%
2,473,225	BM&F Bovespa S.A.	16,752,534
36,810	CME Group, Inc.	11,636,009
2,264,905	IG Group Holdings PLC	13,821,670
		42,210,213
Food – Dairy Products – 0.3%
123,980	Nestle India, Ltd.	7,391,158
Food – Wholesale/Distribution – 0.7%
9,267,625	Olam International, Ltd.	17,162,269
Gold Mining – 0.9%
430,130	Newmont Mining Corp.	21,906,521
Hotels and Motels – 0.5%
6,892,000	Shangri-La Asia, Ltd.	13,528,346
Human Resources – 1.5%
3,339,795	Capita Group PLC	38,335,153
Industrial Gases – 0.5%
143,430	Praxair, Inc.	11,904,690
Investment Companies – 1.0%
6,695,150	Man Group PLC	24,532,731
Investment Management and Advisory Services – 0.9%
140,345	Affiliated Managers Group, Inc.*	11,087,255
2,311,200	GP Investments, Ltd. (BDR)*	11,312,203
		22,399,458
Life and Health Insurance – 0.9%
2,767,283	Prudential PLC	22,988,263

See Notes to Schedules of Investments and Financial Statements.

82 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Medical – Biomedical and Genetic – 5.9%
350,815	Alexion Pharmaceuticals, Inc.*	$19,073,812
1,184,560	Celgene Corp.*,**	73,395,337
482,533	Gilead Sciences, Inc.*	21,945,601
788,705	Vertex Pharmaceuticals, Inc.*	32,234,372
		146,649,122
Medical – Drugs – 1.3%
287,412	Novo Nordisk A/S	22,305,591
66,397	Roche Holding A.G.	10,771,167
		33,076,758
Medical Instruments – 1.0%
586,407	St. Jude Medical, Inc.*	24,072,007
Medical Products – 0.2%
89,875	Cochlear, Ltd.	6,005,738
Multi-Line Insurance – 0.2%
79,455	ACE, Ltd. (U.S. Shares)	4,155,497
Oil – Field Services – 1.7%
823,123	AMEC PLC	9,978,838
1,847,343	Petrofac, Ltd.	33,691,509
		43,670,347
Oil Companies – Integrated – 0.8%
490,724	Petroleo Brasileiro S.A. (U.S. Shares)	19,427,763
Oil Field Machinery and Equipment – 0.5%
386,052	Dresser-Rand Group, Inc.*	12,129,754
Optical Supplies – 0.7%
105,461	Alcon, Inc. (U.S. Shares)	17,038,279
Pipelines – 4.2%
1,364,900	Energy Transfer Equity LP	46,051,726
1,107,858	Enterprise GP Holdings L.P.	47,582,501
193,627	Kinder Morgan Management LLC*	11,350,415
		104,984,642
Power Converters and Power Supply Equipment – 0.4%
193,558	Vestas Wind Systems A/S*	10,519,075
Printing – Commercial – 1.4%
608,940	VistaPrint NV (U.S. Shares)*	34,861,815
Property and Casualty Insurance – 1.8%
2,237,386	Admiral Group PLC	44,810,863
Real Estate Management/Services – 0.8%
12,470,193	Regus PLC	21,096,796
Real Estate Operating/Development – 1.1%
6,905,435	Hang Lung Properties, Ltd.	27,838,758
Reinsurance – 0.5%
144,480	Berkshire Hathaway, Inc. – Class B*	11,741,890
Retail – Apparel and Shoe – 0.8%
57,993	Hennes & Mauritz A.B. – Class B	3,769,035
88,210	Inditex S.A.	5,813,995
3,817,500	Ports Design, Ltd.	9,686,341
		19,269,371
Retail – Drug Store – 0%
124,593	China Nepstar Chain Drugstore, Ltd.	903,299
Retail – Restaurants – 0.5%
12,547,000	Ajisen China Holdings, Ltd.	12,395,091
Rubber/Plastic Products – 1.4%
1,678,394	Jain Irrigation Systems, Ltd.	35,915,912
Schools – 5.5%
2,110,400	Anhanguera Educacional Participacoes S.A.*	30,620,094
207,485	Capella Education Co.*	19,262,907
1,472,130	Estacio Participacoes S.A.	17,889,175
477,450	Grand Canyon Education, Inc.*	12,480,543
1,156,900	Kroton Educacional S.A.	10,804,242
103,702,550	Raffles Education Corp., Ltd.*,£	27,063,800
85,987	Strayer Education, Inc.	20,939,554
		139,060,315
Tobacco – 3.3%
525,227	British American Tobacco PLC	18,102,070
10,526	Japan Tobacco, Inc.	39,189,558
494,968	Philip Morris International, Inc.	25,817,531
		83,109,159
Toys – 0.5%
36,900	Nintendo Co., Ltd.	12,356,585
Transportation – Services – 0.8%
149,570	C.H. Robinson Worldwide, Inc.	8,353,485
343,625	Expeditors International of Washington, Inc.	12,686,635
		21,040,120
Transportation – Truck – 0.6%
819,379	DSV A/S	14,645,043
Vitamins and Nutrition Products – 0.8%
418,377	Herbalife, Ltd.	19,295,547
Web Portals/Internet Service Providers – 0.5%
21,935	Google, Inc. – Class A*	12,437,364
Wireless Equipment – 2.4%
298,536	Crown Castle International Corp.*	11,413,031
878,625	QUALCOMM, Inc.	36,893,464
338,375	SBA Communications Corp. – Class A*	12,205,186
		60,511,681

Total Common Stock (cost $1,925,843,011)		2,383,941,744

Corporate Bonds – 2.0%
Enterprise Software/Services – 1.0%
$15,150,000	Autonomy Corp. PLC, 3.2500%, 3/4/15	25,868,923
Food – Wholesale/Distribution – 1.0%
21,900,000	Olam International, Ltd. 6.0000%, 10/15/16	24,469,615

Total Corporate Bonds (cost $48,133,083)		50,338,538

Warrant – 1.3%
Diversified Financial Services – 1.3%
2,164,696	JP Morgan Chase & Co. – expires 10/28/18* (cost $23,270,482)	33,271,378

Money Market – 0.5%
11,439,000	Janus Cash Liquidity Fund LLC, 0% (cost $11,439,000)	11,439,000

Total Investments (total cost $2,008,685,576) – 99.0%		2,478,990,660

Cash, Receivables and Other Assets, net of Liabilities** – 1.0%		25,763,873

Net Assets – 100%		$2,504,754,533

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 83

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$30,905,592	1.2%
Belgium	18,107,015	0.7%
Bermuda	157,982,809	6.4%
Brazil	141,062,631	5.7%
Canada	94,697,817	3.8%
Cayman Islands	56,505,374	2.3%
Denmark	47,469,709	1.9%
Hong Kong	45,980,584	1.9%
India	173,928,091	7.0%
Ireland	23,634,406	1.0%
Japan	87,365,123	3.5%
Jersey	54,788,305	2.2%
Netherlands	34,861,815	1.4%
Singapore	68,695,683	2.8%
Spain	5,813,995	0.2%
Sweden	3,769,035	0.2%
Switzerland	44,861,547	1.8%
United Kingdom	325,065,794	13.1%
United States††	1,063,495,335	42.9%

Total	$2,478,990,660	100.0%

††	Includes Cash Equivalents (42.4% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

Jupiter Telecommunications Co., Ltd. expires February 2011 2,938 contracts exercise price JPY 90,000	$(235,706)
Jupiter Telecommunications Co., Ltd. expires February 2011 6,003 contracts exercise price JPY 90,000	(483,956)
Jupiter Telecommunications Co., Ltd. expires February 2011 6,073 contracts exercise price JPY 90,000	(494,350)
Jupiter Telecommunications Co., Ltd. expires February 2011 7,514 contracts exercise price JPY 90,000	(604,301)
Jupiter Telecommunications Co., Ltd. expires February 2011 9,004 contracts exercise price JPY 90,000	(725,894)
Jupiter Telecommunications Co., Ltd. expires February 2011 16,943 contracts exercise price JPY 90,000	(1,355,948)

Total Written Options – Puts
(Premiums received $4,484,946)	$(3,900,155)

See Notes to Schedules of Investments and Financial Statements.

84 | MARCH 31, 2010

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Janus Global & International Funds | 85

Statements of Assets and Liabilities

							Janus	Janus
As of March 31, 2010 (unaudited)	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Life Sciences Fund	Opportunities Fund	Research Fund	Technology Fund	Equity Fund	Forty Fund	Fund	Fund

Assets:
Investments at cost	$594,020	$92,990	$200,262	$642,303	$185,840	$10,524	$9,638,421	$2,008,686
Unaffiliated investments at value	$719,508	$86,119	$230,683	$832,609	$214,141	$11,727	$12,147,168	$2,467,552
Affiliated money market investments	2,987	16,518	2,121	-	5,678	-	166,786	11,439
Cash	135	6	292	-	127	86	1,005	3,831
Cash denominated in foreign currency(1)	151	-	44	-	115	-	157	318
Restricted cash (Note 1)	300	-	-	1,530	-	-	-	2,521
Deposits with broker for short sales	6,302	-	-	40,150	-	-	-	-
Receivables:
Investments sold	4,270	776	3,889	6,881	7,598	416	99,069	117,738
Fund shares sold	362	82	262	326	2,719	30	14,463	484
Dividends	1,899	566	643	909	708	24	14,366	3,582
Interest	-	-	-	-	54	9	-	663
Non-interested Trustees’ deferred compensation	18	3	6	20	5	-	304	61
Other assets	43	2	-	189	51	4	3,978	6,749
Forward currency contracts	508	282	-	1,579	-	-	17,437	-
Total Assets	736,483	104,354	237,940	884,193	231,196	12,296	12,464,733	2,614,938
Liabilities:
Payables:
Short sales, at value(2)	9,422	-	-	41,437	-	-	-	-
Options Written, at value(3)	331	-	-	1,836	327	42	-	3,900
Due to Custodian	-	-	-	2,815	-	-	-	-
Investments purchased	5,895	52	2,328	2,265	7,760	482	55,217	101,588
Fund shares repurchased	432	109	133	318	201	-	10,813	2,793
Dividends and distributions	-	-	3	-	-	-	2	1
Advisory fees	392	57	151	445	134	8	6,524	1,203
Administrative fees - Class D Shares	47	8	11	55	-	-	244	128
Administrative fees - Class R Shares	N/A	N/A	N/A	N/A	-	N/A	28	-
Administrative fees - Class S Shares	-	-	-	-	1	-	354	14
Administrative fees - Class T Shares(4)	54	5	23	58	-	-	1,312	236
Distribution fees and shareholder servicing fees - Class A Shares	-	-	-	-	15	1	126	-
Distribution fees and shareholder servicing fees - Class C Shares	-	-	-	-	17	1	210	1
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	N/A	-	N/A	56	-
Distribution fees and shareholder servicing fees - Class S Shares	-	-	-	-	1	-	354	14
Networking fees - Class A Shares	-	-	-	-	-	-	-	-
Networking fees - Class C Shares	-	-	-	-	-	-	156	1
Networking fees - Class I Shares	-	-	-	-	-	-	-	-
Non-interested Trustees’ fees and expenses	10	-	1	11	1	-	65	13
Non-interested Trustees’ deferred compensation fees	18	3	6	20	5	-	304	61
Foreign tax liability	-	-	-	-	221	20	-	39
Accrued expenses and other payables	116	-	81	170	5	36	837	191
Forward currency contracts	393	-	-	126	-	-	-	-
Total Liabilities	17,110	234	2,737	49,556	8,688	590	76,602	110,183
Net Assets	$719,373	$104,120	$235,203	$834,637	$222,508	$11,706	$12,388,131	$2,504,755

86 | MARCH 31, 2010

See footnotes at the end of the Statement.

See Notes to Financial Statements.

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Statements of Assets and Liabilities (continued)

							Janus	Janus
As of March 31, 2010 (unaudited)	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Life Sciences Fund	Opportunities Fund	Research Fund	Technology Fund	Equity Fund	Forty Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,029,221	$101,125	$262,297	$1,654,672	$239,194	$10,587	$10,817,915	$6,740,997
Undistributed net investment income/(loss)*	2,285	208	322	(1,606)	554	4	(21,726)	2,947
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(437,516)	(7,142)	(59,954)	(1,007,977)	(51,087)	(74)	(1,100,481)	(4,710,305)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	125,383	9,929	32,538	189,548	33,847	1,189	2,692,423	471,116
Total Net Assets	$719,373	$104,120	$235,203	$834,637	$222,508	$11,706	$12,388,131	$2,504,755
Net Assets - Class A Shares	$799	$293	$151	$816	$71,854	$2,385	$622,641	$2,198
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36	25	12	55	6,841	296	13,512	52
Net Asset Value Per Share(6)	$22.43	$11.59	$12.78	$14.77	$10.50	$8.06	$46.08	$42.53
Maximum Offering Price Per Share(7)	$23.80	$12.30	$13.56	$15.67	$11.14	$8.55	$48.89	$45.12
Net Assets - Class C Shares	$84	$12	$218	$386	$20,150	$1,281	$256,939	$1,265
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4	1	17	26	1,951	160	5,599	30
Net Asset Value Per Share(6)	$22.33	$11.53	$12.69	$14.69	$10.33	$8.01	$45.89	$42.45
Net Assets - Class D Shares	$460,132	$78,209	$111,387	$553,769	$1,083	$618	$2,447,443	$1,274,411
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,478	6,726	8,708	37,453	103	76	53,074	29,902
Net Asset Value Per Share	$22.47	$11.63	$12.79	$14.79	$10.48	$8.12	$46.11	$42.62
Net Assets - Class I Shares	$3,186	$37	$13,131	$1,197	$122,000	$6,230	$826,943	$40,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	142	3	1,027	81	11,639	768	17,917	961
Net Asset Value Per Share	$22.48	$11.54	$12.79	$14.82	$10.48	$8.11	$46.15	$42.61
Net Assets - Class R Shares	N/A	N/A	N/A	N/A	$840	N/A	$135,724	$548
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	81	N/A	2,951	13
Net Asset Value Per Share	N/A	N/A	N/A	N/A	$10.41	N/A	$45.99	$42.53
Net Assets - Class S Shares	$188	$671	$12	$218	$5,868	$644	$1,739,943	$65,709
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8	57	1	15	552	80	37,786	1,544
Net Asset Value Per Share	$22.38	$11.66	$12.74	$14.74	$10.64	$8.08	$46.05	$42.56
Net Assets - Class T Shares(4)	$254,984	$24,898	$110,304	$278,251	$713	$548	$6,358,498	$1,119,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,350	2,143	8,625	18,822	68	68	137,913	26,275
Net Asset Value Per Share	$22.47	$11.62	$12.79	$14.78	$10.45	$8.08	$46.11	$42.61

*	See Note 5 in the Notes to the Financial Statements.
(1)	Includes cost of $149,941, $44,175, $114,567, $156,589 and $315,932 for Janus Global Life Sciences Fund, Janus Global Research Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.
(2)	Includes proceeds of $6,301,504 and $40,150,147 on short sales for Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.
(3)	Includes premiums of $212,150, $958,242, $375,993, $48,763, and $4,484,946 on written options for Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus International Forty Fund, and Janus Worldwide Fund, respectively.
(4)	Formerly named Class J Shares for all Funds except Janus International Equity Fund and Janus International Forty Fund.
(5)	Net of foreign taxes on investments of $220,865, $19,764, and $38,707 for Janus International Equity Fund, Janus International Forty Fund, and Janus Worldwide Fund, respectively.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

88 | MARCH 31, 2010

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Statements of Operations

For the five- or six-month period ended March 31, 2010 (unaudited)	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Janus International	Janus	Janus
(all numbers in thousands)	Life Sciences Fund(1)	Opportunities Fund(1)	Research Fund(1)	Technology Fund(1)	Equity Fund	Forty Fund	Overseas Fund(1)	Worldwide Fund(1)

Investment Income:
Interest	$45	$-	$-	$-	$12	$2	$1	$118
Dividends	5,330	1,607	1,434	1,885	1,731	62	27,524	12,972
Dividends from affiliates	5	12	2	6	2	-	2,194	6
Foreign tax withheld	(328)	(54)	(49)	(52)	(70)	-	(2,096)	(315)
Total Investment Income	5,052	1,565	1,387	1,839	1,675	64	27,623	12,781
Expenses:
Advisory fees	1,850	271	711	2,065	715	33	29,442	5,444
Transfer agent fees and expenses	130	27	30	183	9	3	291	261
Registration fees	21	16	21	17	50	47	116	68
Custodian fees	17	6	11	12	42	18	464	102
Audit fees	12	11	11	13	20	16	10	8
System fees	9	9	11	3	12	12	12	14
Non-interested Trustees’ fees and expenses	16	1	3	18	3	1	137	33
Postage and mailing expenses	108	20	53	136	5	5	195	228
Short sales dividend expense	-	-	-	70	-	-	-	-
Short sales interest expense	1	-	-	3	-	-	-	-
Stock loan fees	14	-	-	328	-	-	-	-
Administrative fees - Class D Shares	65	11	15	76	-	-	332	176
Administrative fees - Class R Shares	N/A	N/A	N/A	N/A	1	N/A	120	1
Administrative fees - Class S Shares	-	-	-	-	6	1	1,606	66
Administrative fees - Class T Shares(2)	415	53	150	448	-	-	6,723	1,565
Distribution fees and shareholder servicing fees - Class A Shares	-	-	-	-	83	3	571	3
Distribution fees and shareholder servicing fees - Class C Shares	-	-	-	1	91	5	916	5
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	N/A	2	N/A	240	1
Distribution fees and shareholder servicing fees - Class S Shares	-	-	-	-	6	1	1,606	66
Networking fees - Class A Shares	-	-	-	-	27	-	110	1
Networking fees - Class C Shares	-	-	-	-	8	-	145	1
Networking fees - Class I Shares	-	-	-	-	3	2	24	1
Other expenses	104	12	47	123	30	13	288	169
Non-recurring costs (Note 4)	-	-	N/A	-	N/A	N/A	-	1
Costs assumed by Janus Capital Management LLC (Note 4)	-	-	N/A	-	N/A	N/A	-	(1)
Total Expenses	2,762	437	1,063	3,496	1,113	160	43,348	8,213
Expense and Fee Offset	(6)	(1)	(3)	(9)	-	-	(16)	(15)
Net Expenses	2,756	436	1,060	3,487	1,113	160	43,332	8,198
Less: Excess Expense Reimbursement	-	-	-	-	-	(100)	-	-
Net Expenses after Expense Reimbursement	2,756	436	1,060	3,487	1,113	60	43,332	8,198
Net Investment Income/(Loss)	2,296	1,129	327	(1,648)	562	4	(15,709)	4,583
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	17,232	161	6,825	47,517	8,180	347	172,338	132,446
Net realized gain/(loss) from short sales	(1,104)	-	-	(3,195)	-	-	-	-
Net realized gain/(loss) from options contracts	(128)	-	-	(2,258)	-	(15)	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	71,716	6,132	18,641	84,921	8,208	623	1,803,283	183,334
Net Gain/(Loss) on Investments	87,716	6,293	25,466	126,985	16,388	955	1,975,621	315,780
Net Increase/(Decrease) in Net Assets Resulting from Operations	$90,012	$7,422	$25,793	$125,337	$16,950	$959	$1,959,912	$320,363

(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Formerly named Class J Shares for all Funds except Janus International Equity Fund and Janus International Forty Fund.
(3)	Net of foreign taxes on investments of $220,865, $19,764, and $38,707 for Janus International Equity Fund, Janus International Forty Fund, and Janus Worldwide Fund, respectively.

90 | MARCH 31, 2010

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Statements of Changes in Net Assets

For the five- or six-month period ended March 31, 2010 (unaudited), the two-month fiscal period ended September 30, 2009 and the
fiscal years ended July 31, 2009 or October 31, 2009	Janus Global Life Sciences Fund		Janus Global Opportunities Fund		Janus Global Research Fund		Janus Global Technology Fund		Janus International Equity Fund			Janus International Forty Fund			Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010	2009(3)	2009(4)	2010	2009(3)	2009(4)	2010(1)	2009(2)	2010(1)	2009(2)

Operations:
Net investment income/(loss)	$2,296	$1,715	$1,129	$893	$327	$930	$(1,648)	$(1,876)	$562	$303	$2,003(5)	$4	$9	$46	$(15,709)	$48,788	$4,583	$26,617
Net realized gain/(loss) from investment and foreign currency transactions	17,232	(66,294)	161	(6,125)	6,825	(48,473)	47,517	(96,525)	8,180	2,927	(62,239)(5)	347	262	(697)	172,338	(703,715)	132,446	(938,617)
Net realized gain/(loss) from short sales	(1,104)	(90)	-	-	-	-	(3,195)	(6,224)	-	-	-	-	-	(1)	-	-	-	-
Net realized gain/(loss) from swap contracts	-	-	-	-	-	103	-	-	-	-	-	-	-	-	-	-	-	-
Net realized gain/(loss) from options contracts	(128)	-	-	-	-	29	(2,258)	628	-	(633)	1,012	(15)	(48)	74	-	-	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	71,716	129,261	6,132	26,251	18,641	91,300	84,921	287,168	8,208	6,858	30,317	623	(97)	766	1,803,283	3,029,158	183,334	1,327,687
Net Increase/(Decrease) in Net Assets Resulting from Operations	90,012	64,592	7,422	21,019	25,793	43,889	125,337	183,171	16,950	9,455	(28,907)	959	126	188	1,959,912	2,374,231	320,363	415,687
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	-	-	(3)	-	-	-	-	-	(50)	-	(1,144)	(7)	-	(11)	(1,772)	-	(14)	-
Class C Shares	-	-	-	-	-	-	-	-	-	-	(145)	(3)	-	(2)	(204)	-	-	-
Class D Shares	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A	N/A	-	N/A	N/A	-	N/A	-	N/A
Class I Shares	(1)	-	(9)	-	-	-	-	-	(422)	-	(1,392)	(15)	-	(8)	(2,716)	-	(214)	-
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-	-	(7)	N/A	N/A	N/A	(225)	-	(1)	-
Class S Shares	-	-	-	-	-	-	-	-	(7)	-	(52)	(2)	-	(2)	(4,125)	-	(195)	-
Class T Shares(6)	(48)	(2,217)	(1,322)	(1,167)	(69)	(1,526)	-	-	-	-	-	(1)	-	-	(27,378)	(38,008)	(10,450)	(40,661)
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	-	-	-	-	-	-	-	-	(658)	-	-	(2)	-	-	-	-
Class C Shares	-	-	-	-	-	-	-	-	-	-	(160)	-	-	(1)	-	-	-	-
Class D Shares	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A	N/A	-	N/A	N/A	-	N/A	-	N/A
Class I Shares	-	-	-	-	-	-	-	-	-	-	(560)	-	-	(4)	-	-	-	-
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-	-	(6)	N/A	N/A	N/A	-	-	-	-
Class S Shares	-	-	-	-	-	-	-	-	-	-	(28)	-	-	(1)	-	-	-	-
Class T Shares(6)	-	-	-	(5,568)	-	-	-	-	-	-	-	-	-	-	-	(207,095)	-	-
Net (Decrease) from Dividends and Distributions	(49)	(2,217)	(1,334)	(6,735)	(69)	(1,526)	-	-	(479)	-	(4,152)	(28)	-	(31)	(36,420)	(245,103)	(10,874)	(40,661)
Capital Share Transactions:
Shares sold
Class A Shares	759	62	266	16	52	89	578	235	15,211	7,088	104,626	995	1,018	4,459	173,910	155,314	345	1,633
Class C Shares	60	21	-	13	33	199	322	36	4,094	1,046	21,271	569	112	995	49,591	39,334	169	342
Class D Shares	2,140	N/A	740	N/A	1,271	N/A	3,759	N/A	1,089	N/A	N/A	606	N/A	N/A	34,038	N/A	13,532	N/A
Class I Shares	2,144	1,026	3	574	12,466	86	288	1,028	42,052	6,197	100,296	5,311	384	2,929	238,712	174,339	9,679	3,059
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	69	8	745	N/A	N/A	N/A	28,340	15,327	96	74
Class S Shares	175	11	638	16	-	13	150	67	1,315	504	6,477	17	128	1,190	257,953	169,128	4,205	5,006
Class T Shares(6)	18,692	31,274	3,722	8,308	24,250	42,892	35,560	75,365	683	-	1	526	-	1	839,292	1,662,937	23,481	65,476
Shares issued in connection with restructuring (Note 9)
Class D Shares	447,301	N/A	76,480	N/A	104,158	N/A	508,009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,197,080	N/A	1,176,440	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	400,243	N/A	2,041
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	179,919	N/A	879
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	335,846	N/A	28,194
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	90,316	N/A	506
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,118,975	N/A	46,030
Redemption fees
Class D Shares	1	N/A	1	N/A	2	N/A	3	N/A	-	N/A	N/A	-	N/A	N/A	85	N/A	3	N/A
Class I Shares	-	-	-	-	-	-	1	-	1	-	39	-	-	-	115	19	2	1
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-	-	-	N/A	N/A	N/A	7	1	-	-
Class S Shares	-	-	-	-	-	-	-	-	1	1	4	-	4	-	39	164	2	7
Class T Shares(6)	7	63	1	7	10	56	17	75	-	-	-	-	-	-	538	1,095	10	69

92 | MARCH 31, 2010

See footnotes at the end of the Statement.

See Notes to Financial Statements.

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Statements of Changes in Net Assets (continued)

For the five- or six-month period ended March 31, 2010 (unaudited), the two-month fiscal period ended September 30, 2009 and the
fiscal years ended July 31, 2009 or October 31, 2009	Janus Global Life Sciences Fund		Janus Global Opportunities Fund		Janus Global Research Fund		Janus Global Technology Fund		Janus International Equity Fund			Janus International Forty Fund			Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010	2009(3)	2009(4)	2010	2009(3)	2009(4)	2010(1)	2009(2)	2010(1)	2009(2)

Reinvested dividends and distributions
Class A Shares	-	-	3	-	-	-	-	-	49	-	1,405	7	-	5	1,531	-	14	-
Class C Shares	-	-	-	-	-	-	-	-	-	-	193	2	-	3	137	-	-	-
Class D Shares	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A	N/A	-	N/A	N/A	-	N/A	-	N/A
Class I Shares	-	-	-	-	-	-	-	-	373	-	1,857	9	-	12	2,188	-	202	-
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-	-	13	N/A	N/A	N/A	163	-	1	-
Class S Shares	-	-	-	-	-	-	-	-	6	-	70	2	-	3	4,083	-	195	-
Class T Shares(6)	47	2,178	1,300	6,620	68	1,505	-	-	-	-	-	1	-	-	26,807	239,274	10,222	39,764
Shares repurchased
Class A Shares	(45)	-	-	-	-	-	(65)	-	(21,109)	(4,880)	(94,437)	(2,669)	(66)	(2,363)	(108,218)	(97,815)	(1,571)	(140)
Class C Shares	-	-	(2)	-	(25)	(4)	-	-	(2,055)	(599)	(19,370)	(165)	(10)	(587)	(16,547)	(10,886)	(206)	(40)
Class D Shares	(6,304)	N/A	(2,162)	N/A	(2,810)	N/A	(8,020)	N/A	(29)	N/A	N/A	-	N/A	N/A	(27,467)	N/A	(26,965)	N/A
Class I Shares	(162)	(8)	(546)	(4)	(397)	(52)	(228)	-	(9,580)	(1,234)	(89,885)	(1,240)	(183)	(1,942)	(73,465)	(40,453)	(3,460)	(956)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(9)	(1)	(686)	N/A	N/A	N/A	(12,091)	(9,324)	(149)	(29)
Class S Shares	-	-	-	(6)	(2)	-	(19)	-	(588)	(342)	(5,274)	(275)	(224)	(529)	(162,846)	(112,877)	(8,670)	(6,739)
Class T Shares(6)	(33,382)	(102,818)	(4,922)	(16,436)	(16,883)	(51,120)	(37,715)	(78,462)	(10)	-	-	(1)	-	-	(575,524)	(1,010,443)	(128,684)	(300,525)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares	(449,313)	N/A	(76,507)	N/A	(116,162)	N/A	(508,184)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(2,188,397)	N/A	(1,178,164)	N/A
Net Increase/(Decrease) from Capital Share Transactions	(17,880)	(68,191)	(985)	(892)	6,031	(6,336)	(5,544)	(1,656)	31,563	7,788	27,345	3,695	1,163	4,176	690,054	3,300,433	(109,271)	(115,348)
Net Increase/(Decrease) in Net Assets	72,083	(5,816)	5,103	13,392	31,755	36,027	119,793	181,515	48,034	17,243	(5,714)	4,626	1,289	4,333	2,613,546	5,429,561	200,218	259,678
Net Assets:
Beginning of period	647,290	653,106	99,017	85,625	203,448	167,421	714,844	533,329	174,474	157,231	162,945	7,080	5,791	1,458	9,774,585	4,345,024	2,304,537	2,044,859
End of period	$719,373	$647,290	$104,120	$99,017	$235,203	$203,448	$834,637	$714,844	$222,508	$174,474	$157,231	$11,706	$7,080	$5,791	$12,388,131	$9,774,585	$2,504,755	$2,304,537

Undistributed Net Investment Income/(Loss)*	$2,285	$38	$208	$413	$322	$64	$(1,606)	$42	$554	$471	112(5)	$4	$28	$21	$(21,726)	$30,403	$2,947	$9,238

*	See Note 5 in Notes to Financial Statements
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(6)	Formerly named Class J Shares for all Funds except Janus International Equity Fund and Janus International Forty Fund.

94 | MARCH 31, 2010

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

	Janus Global Life		Janus Global
For a share outstanding during the five-month period ended	Sciences Fund		Opportunities Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.69	$17.81	$10.90	$9.44
Income from Investment Operations:
Net investment income/(loss)	.08	(.01)	.05	.06
Net gains/(losses) on investments (both realized and unrealized)	2.68	1.89	.81	1.40
Total from Investment Operations	2.76	1.88	.86	1.46
Less Distributions:
Dividends (from net investment income)*	(.02)	–	(.17)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.02)	–	(.17)	–
Net Asset Value, End of Period	$22.43	$19.69	$11.59	$10.90
Total Return**	14.02%	10.56%	7.99%	15.47%
Net Assets, End of Period (in thousands)	$799	$61	$293	$16
Average Net Assets for the Period (in thousands)	$368	$27	$202	$6
Ratio of Gross Expenses to Average Net Assets***(3)	1.05%(4)	1.10%	1.29%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.05%(4)	1.05%	1.29%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.21%	(0.19)%	1.85%	0.50%
Portfolio Turnover Rate***	45%	70%	28%	62%

Class A Shares

	Janus Global		Janus Global
For a share outstanding during the five-month period ended	Research Fund		Technology Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.38	$9.81	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)	(.02)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.40	1.58	2.23	1.59
Total from Investment Operations	1.42	1.57	2.21	1.60
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	–(5)	–	–(5)	–
Total Distributions and Other	(.02)	–	–	–
Net Asset Value, End of Period	$12.78	$11.38	$14.77	$12.56
Total Return**	12.48%	16.00%	17.60%	14.60%
Net Assets, End of Period (in thousands)	$151	$85	$816	$232
Average Net Assets for the Period (in thousands)	$121	$7	$468	$88
Ratio of Gross Expenses to Average Net Assets***(3)	1.24%	1.37%	1.17%(6)	1.07%(6)
Ratio of Net Expenses to Average Net Assets***(3)	1.23%	0.93%	1.17%(6)	0.99%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	(3.12)%	(0.46)%	(0.45)%
Portfolio Turnover Rate***	69%	99%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.05% and 1.04%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.06% and 1.05%, respectively, in 2010 and 1.06% and 0.99%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

96 | MARCH 31, 2010

Class A Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007(2)(3)

Net Asset Value, Beginning of Period	$9.65	$9.11	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02	.12	(.02)	.09
Net gains/(losses) on investments (both realized and unrealized)	.83	.52	(2.29)	.29	1.26
Total from Investment Operations	.86	.54	(2.17)	.27	1.35
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–	(.16)	(.04)	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(4)	–	–	–	–
Total Distributions and Other	(.01)	–	(.25)	(.09)	–
Net Asset Value, End of Period	$10.50	$9.65	$9.11	$11.53	$11.35
Total Return**	8.89%	5.93%	(18.29)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$71,854	$71,609	$65,443	$73,749	$800
Average Net Assets for the Period (in thousands)	$66,346	$69,156	$54,721	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(5)	1.26%	1.31%	1.41%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(5)	1.26%	1.31%	1.41%	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	1.02%	1.49%(6)	1.32%	1.44%
Portfolio Turnover Rate***	98%	115%	176%	39%	57%

Class A Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Forty Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(7)

Net Asset Value, Beginning of Period	$7.28	$7.12	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.01	.04	–
Net gains/(losses) on investments (both realized and unrealized)	.78	.15	(1.98)	(.89)
Total from Investment Operations	.80	.16	(1.94)	(.89)
Less Distributions:
Dividends (from net investment income)*	(.02)	–	(.03)	–
Distributions (from capital gains)*	–	–	(.02)	–
Total Distributions	(.02)	–	(.05)	–
Net Asset Value, End of Period	$8.06	$7.28	$7.12	$9.11
Total Return**	11.07%	2.25%	(21.08)%	(8.90)%
Net Assets, End of Period (in thousands)	$2,385	$3,736	$2,712	$321
Average Net Assets for the Period (in thousands)	$2,397	$3,296	$796	$247
Ratio of Gross Expenses to Average Net Assets***(5)	1.22%(8)	1.26%(8)	1.51%(9)	1.54%(9)
Ratio of Net Expenses to Average Net Assets***(5)	1.22%(8)	1.25%(8)	1.50%(9)	1.54%(9)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.99%	1.58%	(0.37)%
Portfolio Turnover Rate***	136%	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from May 30, 2008 (inception date) through July 31, 2008.
(8)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.57% and 1.57%, respectively, in 2010 and 1.69% and 1.68%, respectively, for the fiscal period ended September 30, 2009 without the waivers of these fees and expenses.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.51% and 1.50%, respectively, for the fiscal year ended July 31, 2009 and 1.50% and 1.50%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Global & International Funds | 97

Financial Highlights  (continued)

Class A Shares

	Janus		Janus
For a share outstanding during the five-month period ended	Overseas Fund		Worldwide Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.63	$33.51	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.08)	.22	(.02)	.04
Net gains/(losses) on investments (both realized and unrealized)	7.67	4.90	5.29	3.99
Total from Investment Operations	7.59	5.12	5.27	4.03
Less Distributions:
Dividends (from net investment income)*	(.14)	–	(.17)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.14)	–	(.17)	–
Net Asset Value, End of Period	$46.08	$38.63	$42.53	$37.43
Total Return**	19.68%	15.28%	14.11%	12.07%
Net Assets, End of Period (in thousands)	$622,641	$462,533	$2,198	$3,084
Average Net Assets for the Period (in thousands)	$552,062	$452,405	$2,966	$2,020
Ratio of Gross Expenses to Average Net Assets***(3)	0.97%	1.00%	0.94%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	0.97%	1.00%	0.93%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.37)%	0.39%	0.27%	0.81%
Portfolio Turnover Rate***	20%	45%	134%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

98 | MARCH 31, 2010

Class C Shares

	Janus Global Life		Janus Global
For a share outstanding during the five-month period ended	Sciences Fund		Opportunities Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.64	$17.81	$10.92	$9.44
Income from Investment Operations:
Net investment income/(loss)	.02	(.03)	.07	.03
Net gains/(losses) on investments (both realized and unrealized)	2.67	1.86	.70	1.45
Total from Investment Operations	2.69	1.83	.77	1.48
Less Distributions:
Dividends (from net investment income)*	–	–	(.16)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.16)	–
Net Asset Value, End of Period	$22.33	$19.64	$11.53	$10.92
Total Return**	13.70%	10.28%	7.12%	15.68%
Net Assets, End of Period (in thousands)	$84	$21	$12	$13
Average Net Assets for the Period (in thousands)	$25	$7	$13	$3
Ratio of Gross Expenses to Average Net Assets***(3)	1.80%(4)	1.87%	1.87%	1.79%
Ratio of Net Expenses to Average Net Assets***(3)	1.80%(4)	1.80%	1.87%	1.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	(1.09)%	1.81%	0.31%
Portfolio Turnover Rate***	45%	70%	28%	62%

Class C Shares

	Janus Global		Janus Global
For a share outstanding during the five-month period ended	Research Fund		Technology Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.34	$9.81	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.01)	(.03)	–
Net gains/(losses) on investments (both realized and unrealized)	1.39	1.54	2.19	1.57
Total from Investment Operations	1.37	1.53	2.16	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	–(5)	–	–(5)	–
Total Distributions and Other	(.02)	–	–	–
Net Asset Value, End of Period	$12.69	$11.34	$14.69	$12.53
Total Return**	12.05%	15.60%	17.24%	14.32%
Net Assets, End of Period (in thousands)	$218	$188	$386	$36
Average Net Assets for the Period (in thousands)	$181	$28	$182	$14
Ratio of Gross Expenses to Average Net Assets***(3)	1.98%	1.55%	1.92%(6)	1.82%(6)
Ratio of Net Expenses to Average Net Assets***(3)	1.98%	1.31%	1.92%(6)	1.75%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.44)%	(1.32)%	(1.11)%	(1.20)%
Portfolio Turnover Rate***	69%	99%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.80% and 1.79%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.81% and 1.80%, respectively, in 2010 and 1.82% and 1.74%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Global & International Funds | 99

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.52	$9.00	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01	.06	(.02)	.04
Net gains/(losses) on investments (both realized and unrealized)	.82	.51	(2.26)	.14	1.26
Total from Investment Operations	.81	.52	(2.20)	.12	1.30
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.08)	–	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(3)	–	–	–	–
Total Distributions and Other	–	–	(.17)	(.05)	–
Net Asset Value, End of Period	$10.33	$9.52	$9.00	$11.37	$11.30
Total Return**	8.51%	5.78%	(18.88)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$20,150	$16,596	$15,260	$16,623	$846
Average Net Assets for the Period (in thousands)	$18,196	$15,959	$12,613	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(4)	2.01%	2.08%	2.20%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(4)	2.01%	2.07%	2.20%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	0.24%	0.75%(5)	0.51%	0.63%
Portfolio Turnover Rate***	98%	115%	176%	39%	57%

Class C Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Forty Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(6)

Net Asset Value, Beginning of Period	$7.25	$7.09	$9.10	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	.07	(.01)
Net gains/(losses) on investments (both realized and unrealized)	.79	.16	(2.03)	(.89)
Total from Investment Operations	.78	.16	(1.96)	(.90)
Less Distributions:
Dividends (from net investment income)*	(.02)	–	(.03)	–
Distributions (from capital gains)*	–	–	(.02)	–
Total Distributions	(.02)	–	(.05)	–
Net Asset Value, End of Period	$8.01	$7.25	$7.09	$9.10
Total Return**	10.84%	2.26%	(21.32)%	(9.00)%
Net Assets, End of Period (in thousands)	$1,281	$778	$660	$248
Average Net Assets for the Period (in thousands)	$1,040	$736	$246	$242
Ratio of Gross Expenses to Average Net Assets***(4)	1.60%(7)	1.43%(7)	1.04%(7)(8)	2.29%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.59%(7)	1.41%(7)	1.03%(7)(8)	2.29%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.76%	1.95%	(1.13)%
Portfolio Turnover Rate***	136%	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.32% and 2.31%, respectively, in 2010, 2.44% and 2.42%, respectively, for the fiscal period ended September 30, 2009 and 2.26% and 2.25%, respectively, for the fiscal year ended July 31, 2009 without the waivers of these fees and expenses.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.04% and 1.03%, respectively, for the fiscal year ended July 31, 2009 and 2.25% and 2.25%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

100 | MARCH 31, 2010

Class C Shares

	Janus		Janus
For a share outstanding during the five-month period ended	Overseas Fund		Worldwide Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.52	$33.51	$37.34	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.21)	.10	(.10)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	7.62	4.91	5.21	3.99
Total from Investment Operations	7.41	5.01	5.11	3.94
Less Distributions:
Dividends (from net investment income)*	(.04)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.04)	–	–	–
Net Asset Value, End of Period	$45.89	$38.52	$42.45	$37.34
Total Return**	19.25%	14.95%	13.69%	11.80%
Net Assets, End of Period (in thousands)	$256,939	$185,858	$1,265	$1,144
Average Net Assets for the Period (in thousands)	$221,364	$170,640	$1,230	$1,063
Ratio of Gross Expenses to Average Net Assets***(3)	1.83%	1.93%	1.83%	2.07%
Ratio of Net Expenses to Average Net Assets***(3)	1.83%	1.92%	1.83%	2.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.22)%	(0.56)%	(0.55)%	(0.14)%
Portfolio Turnover Rate***	20%	45%	134%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

Janus Global & International Funds | 101

Financial Highlights  (continued)

Class D Shares

	Janus Global Life	Janus Global
For a share outstanding during the period	Sciences Fund	Opportunities Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$21.65	$11.16
Income from Investment Operations:
Net investment income/(loss)	.06	.05
Net gains/(losses) on investments (both realized and unrealized)	.76	.42
Total from Investment Operations	.82	.47
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption Fees	–(2)	–(2)
Total Distributions and Other	–	–
Net Asset Value, End of Period	$22.47	$11.63
Total Return**	3.79%	4.21%
Net Assets, End of Period (in thousands)	$460,132	$78,209
Average Net Assets for the Period (in thousands)	$458,317	$77,890
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%(4)	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%(4)	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.23%	3.50%
Portfolio Turnover Rate***	45%	28%

Class D Shares

	Janus Global	Janus Global
For a share outstanding during the period	Research Fund	Technology Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$11.79	$13.46
Income from Investment Operations:
Net investment income/(loss)	.03	–
Net gains/(losses) on investments (both realized and unrealized)	.97	1.33
Total from Investment Operations	1.00	1.33
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption Fees	–(2)	–(2)
Total Distributions and Other	–	–
Net Asset Value, End of Period	$12.79	$14.79
Total Return**	8.48%	9.88%
Net Assets, End of Period (in thousands)	$111,387	$553,769
Average Net Assets for the Period (in thousands)	$108,958	$535,916
Ratio of Gross Expenses to Average Net Assets***(3)	1.09%	0.95%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.07%	0.94%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%	0.20%
Portfolio Turnover Rate***	69%	76%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through March 31, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.90% and 0.89%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.91% and 0.90%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

102 | MARCH 31, 2010

Class D Shares

	Janus International	Janus International
For a share outstanding during the period	Equity Fund	Forty Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$9.71	$7.50
Income from Investment Operations:
Net investment income/(loss)	.02	.01
Net gains/(losses) on investments (both realized and unrealized)	.75	.61
Total from Investment Operations	.77	.62
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption Fees	–(2)	–
Total Distributions and Other	–	–
Net Asset Value, End of Period	$10.48	$8.12
Total Return**	7.93%	8.27%
Net Assets, End of Period (in thousands)	$1,083	$618
Average Net Assets for the Period (in thousands)	$453	$272
Ratio of Gross Expenses to Average Net Assets***(3)	1.09%	0.55%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.08%	0.52%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.36%	1.54%
Portfolio Turnover Rate***	98%	136%

Class D Shares

	Janus Overseas	Janus Worldwide
For a share outstanding during the period	Fund	Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$41.51	$38.92
Income from Investment Operations:
Net investment income/(loss)	.02	.05
Net gains/(losses) on investments (both realized and unrealized)	4.58	3.65
Total from Investment Operations	4.60	3.70
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption Fees	–(2)	–(2)
Total Distributions and Other	–	–
Net Asset Value, End of Period	$46.11	$42.62
Total Return**	11.08%	9.51%
Net Assets, End of Period (in thousands)	$2,447,443	$1,274,411
Average Net Assets for the Period (in thousands)	$2,346,360	$1,242,899
Ratio of Gross Expenses to Average Net Assets***(3)	0.79%	0.76%
Ratio of Net Expenses to Average Net Assets***(3)	0.79%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.97%
Portfolio Turnover Rate***	20%	134%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through March 31, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.43% and 1.40%, respectively, without the waivers of these fees and expenses.

Janus Global & International Funds | 103

Financial Highlights  (continued)

Class I Shares

	Janus Global Life		Janus Global
For a share outstanding during the five-month period ended	Sciences Fund		Opportunities Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.71	$17.81	$10.92	$9.44
Income from Investment Operations:
Net investment income/(loss)	.09	–	(1.12)	.02
Net gains/(losses) on investments (both realized and unrealized)	2.70	1.90	1.91	1.46
Total from Investment Operations	2.79	1.90	.79	1.48
Less Distributions:
Dividends (from net investment income)*	(.02)	–	(.17)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.02)	–	(.17)	–
Net Asset Value, End of Period	$22.48	$19.71	$11.54	$10.92
Total Return**	14.17%	10.67%	7.33%	15.68%
Net Assets, End of Period (in thousands)	$3,186	$991	$37	$562
Average Net Assets for the Period (in thousands)	$1,649	$249	$295	$58
Ratio of Gross Expenses to Average Net Assets***(3)	0.79%(4)	0.87%	0.72%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.79%(4)	0.77%	0.72%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.47%	0.10%	3.34%	(0.10)%
Portfolio Turnover Rate***	45%	70%	28%	62%

Class I Shares

	Janus Global		Janus Global
For a share outstanding during the five-month period ended	Research Fund		Technology Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.38	$9.81	$12.57	$10.96
Income from Investment Operations:
Net investment income/(loss)	.02	.03	(.02)	–
Net gains/(losses) on investments (both realized and unrealized)	1.41	1.54	2.26	1.61
Total from Investment Operations	1.43	1.57	2.24	1.61
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	–(5)	–	.01	–
Total Distributions and Other	(.02)	–	.01	–
Net Asset Value, End of Period	$12.79	$11.38	$14.82	$12.57
Total Return**	12.59%	16.00%	17.90%	14.69%
Net Assets, End of Period (in thousands)	$13,131	$37	$1,197	$973
Average Net Assets for the Period (in thousands)	$3,697	$31	$974	$123
Ratio of Gross Expenses to Average Net Assets***(3)	0.99%	0.43%	0.92%(6)	0.85%(6)
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	0.39%	0.92%(6)	0.63%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.85%	1.01%	(0.32)%	(1.27)%
Portfolio Turnover Rate***	69%	99%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.79% and 0.79%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.80% and 0.79%, respectively, in 2010 and 0.85% and 0.63%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

104 | MARCH 31, 2010

Class I Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.65	$9.11	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02	.14	.08	.05
Net gains/(losses) on investments (both realized and unrealized)	.84	.52	(2.27)	.16	1.34
Total from Investment Operations	.87	.54	(2.13)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	–	(.19)	(.06)	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.04)	–	(.28)	(.11)	–
Net Asset Value, End of Period	$10.48	$9.65	$9.11	$11.52	$11.39
Total Return**	9.07%	5.93%	(17.89)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$122,000	$80,850	$71,578	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$100,500	$75,168	$52,295	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(4)	0.94%	0.97%	1.04%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(4)	0.94%	0.97%	1.04%	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	1.37%	2.00%(5)	1.17%	2.28%
Portfolio Turnover Rate***	98%	115%	176%	39%	57%

Class I Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Forty Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(6)

Net Asset Value, Beginning of Period	$7.33	$7.16	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	–	.11	–
Net gains/(losses) on investments (both realized and unrealized)	.84	.17	(2.01)	(.89)
Total from Investment Operations	.80	.17	(1.90)	(.89)
Less Distributions:
Dividends (from net investment income)*	(.02)	–	(.03)	–
Distributions (from capital gains)*	–	–	(.02)	–
Total Distributions	(.02)	–	(.05)	–
Net Asset Value, End of Period	$8.11	$7.33	$7.16	$9.11
Total Return**	10.99%	2.37%	(20.63)%	(8.90)%
Net Assets, End of Period (in thousands)	$6,230	$1,730	$1,507	$662
Average Net Assets for the Period (in thousands)	$4,597	$1,468	$986	$369
Ratio of Gross Expenses to Average Net Assets***(4)	1.31%	1.44%	0.55%(7)(8)	1.28%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.31%	1.42%	0.55%(7)(8)	1.28%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.05%	0.70%	2.49%	(0.17)%
Portfolio Turnover Rate***	136%	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.26% and 1.25%, respectively, without the waivers of these fees and expenses.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.55% and 0.55%, respectively, for the fiscal year ended July 31, 2009 and 1.25% and 1.25% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Global & International Funds | 105

Financial Highlights  (continued)

Class I Shares

	Janus		Janus
For a share outstanding during the five-month period ended	Overseas Fund		Worldwide Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.67	$33.51	$37.49	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.03)	.21	.09	.09
Net gains/(losses) on investments (both realized and unrealized)	7.67	4.95	5.25	4.00
Total from Investment Operations	7.64	5.16	5.34	4.09
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	–	(.22)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	.01	–(3)	–(3)	–(3)
Total Distributions and Other	(.16)	–	(.22)	–
Net Asset Value, End of Period	$46.15	$38.67	$42.61	$37.49
Total Return**	19.84%	15.40%	14.28%	12.25%
Net Assets, End of Period (in thousands)	$826,943	$542,392	$40,949	$30,008
Average Net Assets for the Period (in thousands)	$680,595	$447,943	$38,222	$27,800
Ratio of Gross Expenses to Average Net Assets***(4)	0.68%	0.70%	0.64%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.68%	0.69%	0.63%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	0.64%	0.65%	1.12%
Portfolio Turnover Rate***	20%	45%	134%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

106 | MARCH 31, 2010

Class R Shares

For a share outstanding during the six-month period ended March 31, 2010
(unaudited), the two-month fiscal period ended September 30, 2009 and each	Janus International Equity Fund
fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.58	$9.05	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.01	.09	(.01)	.07
Net gains/(losses) on investments (both realized and unrealized)	.83	.52	(2.26)	.14	1.25
Total from Investment Operations	.83	.53	(2.17)	.13	1.32
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.09)	–	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(3)	–	–	–	–
Total Distributions and Other	–	–	(.18)	(.05)	–
Net Asset Value, End of Period	$10.41	$9.58	$9.05	$11.40	$11.32
Total Return**	8.66%	5.86%	(18.61)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$840	$716	$670	$750	$566
Average Net Assets for the Period (in thousands)	$752	$694	$538	$647	$553
Ratio of Gross Expenses to Average Net Assets***(4)	1.68%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(4)	1.68%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	0.60%	1.18%(5)	0.22%	0.85%
Portfolio Turnover Rate***	98%	115%	176%	39%	57%

Class R Shares

	Janus		Janus
For a share outstanding during the five-month period ended	Overseas Fund		Worldwide Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(6)	2009(7)	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$38.58	$33.51	$37.40	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.14)	.16	(.02)	.01
Net gains/(losses) on investments (both realized and unrealized)	7.64	4.91	5.23	3.99
Total from Investment Operations	7.50	5.07	5.21	4.00
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	–(3)	–	–	–
Total Distributions and Other	(.09)	–	(.08)	–
Net Asset Value, End of Period	$45.99	$38.58	$42.53	$37.40
Total Return**	19.45%	15.13%	13.95%	11.98%
Net Assets, End of Period (in thousands)	$135,724	$99,338	$548	$532
Average Net Assets for the Period (in thousands)	$116,206	$95,361	$530	$494
Ratio of Gross Expenses to Average Net Assets***(4)	1.42%	1.44%	1.38%	1.52%
Ratio of Net Expenses to Average Net Assets***(4)	1.42%	1.43%	1.38%	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.81)%	(0.07)%	(0.11)%	0.39%
Portfolio Turnover Rate***	20%	45%	134%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

Janus Global & International Funds | 107

Financial Highlights  (continued)

Class S Shares

	Janus Global Life		Janus Global
For a share outstanding during the five-month period ended	Sciences Fund		Opportunities Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.66	$17.81	$11.02	$9.44
Income from Investment Operations:
Net investment income/(loss)	.07	–	.06	.16
Net gains/(losses) on investments (both realized and unrealized)	2.67	1.85	.75	1.25
Total from Investment Operations	2.74	1.85	.81	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(.17)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	–	–	–	.17
Total Distributions and Other	(.02)	–	(.17)	.17
Net Asset Value, End of Period	$22.38	$19.66	$11.66	$11.02
Total Return**	13.94%	10.39%	7.41%	16.74%
Net Assets, End of Period (in thousands)	$188	$11	$671	$11
Average Net Assets for the Period (in thousands)	$92	$1	$181	$9
Ratio of Gross Expenses to Average Net Assets***(3)	1.30%(4)	1.48%	1.57%	1.13%
Ratio of Net Expenses to Average Net Assets***(3)	1.30%(4)	1.24%	1.56%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	(0.07)%	3.44%	1.10%
Portfolio Turnover Rate***	45%	70%	28%	62%

Class S Shares

	Janus Global		Janus Global
For a share outstanding during the five-month period ended	Research Fund		Technology Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.36	$9.81	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	(.03)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.40	1.56	2.22	1.58
Total from Investment Operations	1.40	1.55	2.19	1.59
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	–(5)	–	–(5)	–
Total Distributions and Other	(.02)	–	–	–
Net Asset Value, End of Period	$12.74	$11.36	$14.74	$12.55
Total Return**	12.31%	15.80%	17.45%	14.51%
Net Assets, End of Period (in thousands)	$12	$13	$218	$67
Average Net Assets for the Period (in thousands)	$13	$2	$120	$38
Ratio of Gross Expenses to Average Net Assets***(3)	1.48%	1.42%	1.42%(6)	1.31%(6)
Ratio of Net Expenses to Average Net Assets***(3)	1.47%	1.16%	1.41%(6)	1.26%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	(1.18)%	(0.71)%	(0.61)%
Portfolio Turnover Rate***	69%	99%	76%	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.29% and 1.29%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Redemption fees aggregated less than $.01 on a per share basis.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.30% and 1.30%, respectively, in 2010 and 1.31% and 1.26%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

108 | MARCH 31, 2010

Class S Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Equity Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$9.78	$9.24	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.02	.07	.03	.08
Net gains/(losses) on investments (both realized and unrealized)	.86	.52	(2.25)	–	1.26
Total from Investment Operations	.87	.54	(2.18)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–	(.12)	(.01)	–
Distributions (from capital gains)*	–	–	(.09)	(.05)	–
Redemption Fees	–(3)	–(3)	.01	.31	–
Total Distributions and Other	(.01)	–	(.20)	.25	–
Net Asset Value, End of Period	$10.64	$9.78	$9.24	$11.62	$11.34
Total Return**	8.93%	5.84%	(18.22)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$5,868	$4,702	$4,279	$3,426	$602
Average Net Assets for the Period (in thousands)	$5,106	$4,556	$2,738	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(4)	1.43%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.43%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	0.86%	1.50%(5)	1.07%	1.10%
Portfolio Turnover Rate***	98%	115%	176%	39%	57%

Class S Shares

For a share outstanding during the six-month period ended	Janus International
March 31, 2010 (unaudited), the two-month fiscal period ended	Forty Fund
September 30, 2009 and each fiscal year or period ended July 31	2010	2009(1)	2009	2008(6)

Net Asset Value, Beginning of Period	$7.30	$7.11	$9.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	–	.05	(.01)
Net gains/(losses) on investments (both realized and unrealized)	.79	.16	(2.00)	(.88)
Total from Investment Operations	.80	.16	(1.95)	(.89)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(.03)	–
Distributions (from capital gains)*	–	–	(.02)	–
Redemption Fees	–	.03	–(3)	–
Total Distributions and Other	(.02)	.03	(.05)	–
Net Asset Value, End of Period	$8.08	$7.30	$7.11	$9.11
Total Return**	11.04%	2.67%	(21.19)%	(8.90)%
Net Assets, End of Period (in thousands)	$644	$835	$911	$227
Average Net Assets for the Period (in thousands)	$719	$887	$207	$237
Ratio of Gross Expenses to Average Net Assets***(4)	1.27%(7)	1.74%	1.02%(7)(8)	1.79%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.27%(7)	1.72%	1.01%(7)(8)	1.79%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	0.35%	2.05%	(0.62)%
Portfolio Turnover Rate***	136%	133%	138%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.82% and 1.82%, respectively, in 2010 and 1.76% and 1.75%, respectively, for the fiscal year ended July 31, 2009 without the waivers of these fees and expenses.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.02% and 1.01%, respectively, for the fiscal year ended July 31, 2009 and 1.75% and 1.75% in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Global & International Funds | 109

Financial Highlights  (continued)

Class S Shares

	Janus		Janus
For a share outstanding during the five-month period ended	Overseas Fund		Worldwide Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.61	$33.51	$37.43	$33.40
Income from Investment Operations:
Net investment income/(loss)	(.10)	.20	.02	.04
Net gains/(losses) on investments (both realized and unrealized)	7.65	4.89	5.23	3.98
Total from Investment Operations	7.55	5.09	5.25	4.02
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	–	(.12)	–
Distributions (from capital gains)*	–	–	–	–
Redemption Fees	–(3)	.01	–(3)	.01
Total Distributions and Other	(.11)	.01	(.12)	.01
Net Asset Value, End of Period	$46.05	$38.61	$42.56	$37.43
Total Return**	19.59%	15.22%	14.05%	12.07%
Net Assets, End of Period (in thousands)	$1,739,943	$1,371,807	$65,709	$61,824
Average Net Assets for the Period (in thousands)	$1,552,755	$1,344,815	$64,142	$62,260
Ratio of Gross Expenses to Average Net Assets***(4)	1.17%	1.19%	1.13%	1.27%
Ratio of Net Expenses to Average Net Assets***(4)	1.17%	1.18%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.57)%	0.18%	0.14%	0.64%
Portfolio Turnover Rate***	20%	45%	134%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

110 | MARCH 31, 2010

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Global Life Sciences Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.70	$17.78	$24.12	$20.25	$19.37	$16.08
Income from Investment Operations:
Net investment income/(loss)	.09	.04	.03	–	–	–
Net gains/(losses) on investments (both realized and unrealized)	2.68	1.94	(6.38)	3.87	.88	3.29
Total from Investment Operations	2.77	1.98	(6.35)	3.87	.88	3.29
Less Distributions and Other:
Dividends (from net investment income)*	–	(.06)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	.01	–(3)	–(3)	–(3)
Total Distributions and Other	–	(.06)	.01	–	–	–
Net Asset Value, End of Period	$22.47	$19.70	$17.78	$24.12	$20.25	$19.37
Total Return**	14.07%	11.21%	(26.29)%	19.11%	4.54%	20.46%
Net Assets, End of Period (in thousands)	$254,984	$646,206	$653,106	$894,002	$982,030	$1,149,666
Average Net Assets for the Period (in thousands)	$566,118	$618,360	$835,370	$874,776	$1,101,726	$1,181,741
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%(5)	1.04%	0.98%	1.01%	1.02%	0.97%
Ratio of Net Expenses to Average Net Assets***(4)	0.96%(5)	1.03%	0.97%	0.99%	1.01%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.28%	0.15%	(0.27)%	(0.39)%	(0.49)%
Portfolio Turnover Rate***	45%	70%	81%	61%	87%	77%

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Global Opportunities Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.95	$9.36	$17.21	$15.32	$13.91	$12.93
Income from Investment Operations:
Net investment income/(loss)	.05	.23	.15	.07	.10	.10
Net gains/(losses) on investments (both realized and unrealized)	.77	2.11	(7.26)	4.13	1.42	.91
Total from Investment Operations	.82	2.34	(7.11)	4.20	1.52	1.01
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.13)	(.27)	(.09)	(.11)	(.03)
Distributions (from capital gains)*	–	(.62)	(.48)	(2.22)	–	–
Redemption fees	–(3)	–(3)	.01	–(3)	–(3)	–(3)
Total Distributions and Other	(.15)	(.75)	(.74)	(2.31)	(.11)	(.03)
Net Asset Value, End of Period	$11.62	$10.95	$9.36	$17.21	$15.32	$13.91
Total Return**	7.52%	27.37%	(42.89)%	30.59%	10.96%	7.78%
Net Assets, End of Period (in thousands)	$24,898	$98,415	$85,625	$188,616	$145,667	$177,560
Average Net Assets for the Period (in thousands)	$79,375	$84,893	$136,813	$162,723	$161,256	$218,871
Ratio of Gross Expenses to Average Net Assets***(4)	0.99%	1.31%	1.25%	1.07%	1.17%(6)	1.03%
Ratio of Net Expenses to Average Net Assets***(4)	0.99%	1.30%	1.24%	1.06%	1.15%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.41%	1.05%	0.70%	0.43%	0.57%	0.62%
Portfolio Turnover Rate***	28%	62%	18%	14%	38%	36%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.96% and 0.96%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Global Research Fund
March 31, 2010 (unaudited) and each fiscal year or period ended October 31	2010(2)	2009	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$11.38	$8.81	$17.11	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.05	.04	.04	.10	(.01)
Net gains/(losses) on investments (both realized and unrealized)	1.40	2.60	(7.58)	4.72	2.22	1.12
Total from Investment Operations	1.41	2.65	(7.54)	4.76	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	–	(.08)	(.05)	(.05)	(.04)	–
Distributions (from capital gains)*	–	–	(.72)	(.76)	(.23)	–
Redemption fees	–(4)	–(4)	.01	–(4)	N/A	N/A
Total Distributions and Other	–	(.08)	(.76)	(.81)	(.27)	–
Net Asset Value, End of Period	$12.79	$11.38	$8.81	$17.11	$13.16	$11.11
Total Return**	12.43%	30.46%	(45.95)%	38.09%	21.21%	11.10%
Net Assets, End of Period (in thousands)	$110,304	$203,125	$167,476	$284,162	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$185,121	$166,030	$260,977	$173,760	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(5)	1.18%	1.25%	1.15%	1.12%	1.16%	1.27%(6)
Ratio of Net Expenses to Average Net Assets***(5)	1.18%	1.24%	1.14%	1.11%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	0.56%	0.39%(7)	0.36%	0.48%	(0.24)%
Portfolio Turnover Rate***	69%	99%	95%	72%	118%	86%

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Global Technology Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.57	$9.29	$16.51	$12.23	$10.88	$9.70
Income from Investment Operations:
Net investment income/(loss)	(.09)	–	–	.06	–	.01
Net gains/(losses) on investments (both realized and unrealized)	2.30	3.28	(7.16)	4.22	1.36	1.17
Total from Investment Operations	2.21	3.28	(7.16)	4.28	1.36	1.18
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.06)	–	(.01)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(4)	–(4)	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	–	–	(.06)	–	(.01)	–
Net Asset Value, End of Period	$14.78	$12.57	$9.29	$16.51	$12.23	$10.88
Total Return**	17.58%	35.31%	(43.51)%	35.00%	12.48%	12.16%
Net Assets, End of Period (in thousands)	$278,251	$713,536	$533,329	$1,028,084	$914,349	$993,663
Average Net Assets for the Period (in thousands)	$625,353	$584,300	$828,435	$915,092	$999,147	$1,109,908
Ratio of Gross Expenses to Average Net Assets***(5)	1.11%(8)	1.06%(8)	1.02%(8)	1.04%	1.13%	1.04%
Ratio of Net Expenses to Average Net Assets***(5)	1.11%(8)	1.05%(8)	1.01%(8)	1.03%	1.11%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.69)%	(0.32)%	(0.15)%(7)	0.40%	(0.30)%	0.07%
Portfolio Turnover Rate***	76%	111%	90%	57%	85%	31%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from February 25, 2005 (inception date) through October 31, 2005.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.
(7)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% and 0.02% for Janus Global Research Fund and Janus Global Technology Fund, respectively. The adjustment had no impact on total net assets or total return of the class.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.97% and 0.96%, respectively, in 2010, 1.06% and 1.05%, respectively, in 2009 and 1.02% and 1.01%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

112 | MARCH 31, 2010

Class T Shares

For a share outstanding during the six-month period ended March 31, 2010 (unaudited), the two-	Janus International Equity Fund
month fiscal period ended September 30, 2009 and the fiscal period ended July 31, 2009	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income/(loss)	.04	.02	.01
Net gains/(losses) on investments (both realized and unrealized)	.81	.52	.75
Total from Investment Operations	.85	.54	.76
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	.01	–	–
Total Distributions and Other	(.04)	–	–
Net Asset Value, End of Period	$10.45	$9.64	$9.10
Total Return**	8.95%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$713	$1	$1
Average Net Assets for the Period (in thousands)	$188	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%	1.07%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.21%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.61%	1.23%	(0.41)%
Portfolio Turnover Rate***	98%	115%	176%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2010 (unaudited), the two-	Janus International Forty Fund
month fiscal period ended September 30, 2009 and the fiscal period ended July 31, 2009	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$7.30	$7.14	$6.40
Income from Investment Operations:
Net investment income/(loss)	–	.01	–
Net gains/(losses) on investments (both realized and unrealized)	.80	.15	.74
Total from Investment Operations	.80	.16	.74
Less Distributions:
Dividends (from net investment income)*	(.02)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.02)	–	–
Net Asset Value, End of Period	$8.08	$7.30	$7.14
Total Return**	11.04%	2.24%	11.56%
Net Assets, End of Period (in thousands)	$548	$1	$1
Average Net Assets for the Period (in thousands)	$254	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.27%(4)	1.46%	1.54%
Ratio of Net Expenses to Average Net Assets***(3)	1.26%(4)	1.45%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	0.70%	1.32%
Portfolio Turnover Rate***	136%	133%	138%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.56% and 1.55%, respectively, without the waivers of these fees and expenses.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Overseas Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$38.65	$27.12	$63.02	$42.45	$28.42	$21.62
Income from Investment Operations:
Net investment income/(loss)	(.10)	.41	.63	.36	.49	.21
Net gains/(losses) on investments (both realized and unrealized)	7.71	12.66	(31.38)	20.74	13.80	6.82
Total from Investment Operations	7.61	13.07	(30.75)	21.10	14.29	7.03
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.22)	(.88)	(.55)	(.28)	(.23)
Distributions (from capital gains)*	–	(1.33)	(4.29)	–	–	–
Redemption fees	–(3)	.01	.02	.02	.02	–(3)
Total Distributions and Other	(.15)	(1.54)	(5.15)	(.53)	(.26)	(.23)
Net Asset Value, End of Period	$46.11	$38.65	$27.12	$63.02	$42.45	$28.42
Total Return**	19.72%	51.63%	(52.78)%	50.24%	50.71%	32.74%
Net Assets, End of Period (in thousands)	$6,358,498	$7,112,657	$4,345,024	$11,424,962	$5,317,122	$2,554,621
Average Net Assets for the Period (in thousands)	$7,328,151	$5,182,633	$9,214,669	$7,916,993	$3,933,175	$2,272,200
Ratio of Gross Expenses to Average Net Assets***(4)	0.89%	0.91%	0.90%	0.89%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets***(4)	0.89%	0.91%	0.89%	0.89%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	0.90%	0.79%	0.77%	1.69%	0.88%
Portfolio Turnover Rate***	20%	45%	50%	51%	61%	57%

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Worldwide Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$37.49	$31.36	$60.04	$48.05	$41.41	$38.12
Income from Investment Operations:
Net investment income/(loss)	.09	.41	.43	.32	.65	.46
Net gains/(losses) on investments (both realized and unrealized)	5.21	6.37	(28.82)	12.31	6.48	3.14
Total from Investment Operations	5.30	6.78	(28.39)	12.63	7.13	3.60
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.65)	(.29)	(.64)	(.49)	(.31)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.18)	(.65)	(.29)	(.64)	(.49)	(.31)
Net Asset Value, End of Period	$42.61	$37.49	$31.36	$60.04	$48.05	$41.41
Total Return**	14.17%	22.08%	(47.49)%	26.53%	17.34%	9.47%
Net Assets, End of Period (in thousands)	$1,119,675	$2,207,945	$2,044,859	$4,645,253	$4,373,358	$4,957,669
Average Net Assets for the Period (in thousands)	$1,961,557	$1,971,727	$3,480,275	$4,522,584	$4,601,953	$5,984,293
Ratio of Gross Expenses to Average Net Assets***(4)	0.82%	0.76%	0.83%	0.88%(5)	0.87%(5)	0.85%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%	0.76%	0.83%	0.87%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%	1.34%	0.82%	0.53%	1.31%	0.90%
Portfolio Turnover Rate***	134%	195%	16%	27%	43%	33%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.

114 | MARCH 31, 2010

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in health-care, medicine, and biotechnology.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

Janus Global & International Funds | 115

Notes to Schedules of Investments (unaudited) (continued)

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
ß	Security is illiquid.
mu	On October 20, 2009, FU JI Food & Catering Services Holdings, Ltd. filed a petition to wind up the company.
o	On January 23, 2009, Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Fund’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

∞  Schedule of Fair Valued Securities (as of March 31, 2010)

		Value as a
	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$6,359,105	0.9%
Lifesync Holdings, Inc.	1,692,654	0.2%
Mediquest Therapeutics – expires 6/15/11	3	0.0%
Mediquest Therapeutics – expires 6/15/12	1	0.0%
Mediquest Therapeutics – Private Placement	2,509,255	0.3%
Mediquest Therapeutics – Private Placement, Series A-1, 0%	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement	4,846,045	0.7%

	$16,964,828	2.3%

Janus Global Opportunities Fund
Sompo Japan Insurance, Inc.	$3,890,943	3.7%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Janus International Forty Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Janus Overseas Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%
Trinity, Ltd. – Private Placement	39,153,865	0.3%

	$39,153,865	0.3%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$6,359,105	0.9%
Lifesync Holdings, Inc.	5/31/06 – 2/19/08	5,869,428	1,692,654	0.2%
Mediquest Therapeutics – expires 6/15/11	5/11/06 – 6/15/06	–	3	0.0%
Mediquest Therapeutics – expires 6/15/12	10/12/07 – 5/08/08	94,066	1	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	5,018,510	2,509,255	0.3%
Mediquest Therapeutics – Private Placement, Series A-1, 0%	3/31/09	3,135,054	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement	7/3/08	4,130,815	4,846,045	0.7%

		$24,034,659	$16,964,828	2.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2010. The issuer incurs all registration costs.

116 | MARCH 31, 2010

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2010.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/10

Janus Global Life Sciences Fund
Lifesync Holdings, Inc.	–	$–	–	$–	$–	$–	$1,692,654
Mediquest Therapeutics – Private Placement	–	–	–	–	–	–	2,509,255

		$–		$–	$–	$–	$4,201,909

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/10

Janus Global Technology Fund
Vocus, Inc.	–	$–	–	$–	$–	$–	$17,290,235

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/10

Janus Overseas Fund
Amax Entertainment Holdings, Ltd.	–	$–	–	$–	$–	$–	$5,209,611
ARM Holdings PLC	–	–	–	–	–	–	360,365,181
Bajaj Hindusthan, Ltd.	5,590,729	26,708,536	–	–	–	206,553	37,042,086
Chaoda Modern Agriculture Holdings, Ltd.	–	–	106,000	79,052	26,217	1,216,709	200,765,330
Continental Airlines, Inc. – Class B	–	–	905,123	8,972,431	11,038,842	–	241,953,127
Cosan, Ltd. – Class A	–	–	–	–	–	–	133,047,625
Delta Air Lines, Inc.	981,600	8,425,915	4,152,100	36,527,791	24,055,419	–	578,445,719
Eurodekania, Ltd. – Private Placement (U.S. Shares)	–	–	1,570,746	20,595,554	(20,072,575)	–	–
John Keells Holdings PLC	64,902,100	94,801,160	–	–	–	569,317	104,754,267
Kingdom Hotel Investments (GDR)	–	–	–	–	–	–	78,074,263
Melco International Development, Ltd.	–	–	–	–	–	–	33,747,813
Niko Resources, Ltd.	831,200	73,894,068	–	–	–	148,944	276,315,434
SunPower Corp. – Class A	–	–	–	–	–	–	49,704,732
Wellstream Holdings PLC	–	–	–	–	–	–	52,862,844

		$203,829,679		$66,174,828	$15,047,903	$2,141,523	$2,152,288,032

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/10

Janus Worldwide Fund
Blackboard, Inc.	1,857,000	$78,590,847	130,485	$5,997,339	$(748,611)	$–	$71,926,615
Raffles Education Corp., Ltd.	22,349,000	6,179,489	50,747,000	22,091,443	(7,591,906)	–	27,063,800

		$84,770,336		$28,088,782	$(8,340,517)	$–	98,990,415

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$189,207,783	$–	$6,359,105
Medical – Drugs	181,075,068	30,922,999	–
Medical – Generic Drugs	10,011,476	16,052,653	2,509,255
Medical Instruments	24,452,061	–	1,692,654
Therapeutics	13,860,976	–	4,846,045
All Other	236,906,401	–	–

Preferred Stock	–	–	1,557,765
Warrants	–	–	4

Money Market	–	2,986,594	–

Total Investments in Securities	$655,513,765	$49,962,246	$16,964,828

Janus Global & International Funds | 117

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Opportunities Fund
Common Stock
Property and Casualty Insurance	$–	$3,890,943	$–
All other	82,228,362	–	–

Money Market	–	16,518,156	–

Total Investments in Securities	$82,228,362	$20,409,099	$–

Investments in Securities:
Janus Global Research Fund
Common Stock
Airlines	$3,771,200	$3,354,408	$–
Diversified Minerals	–	2,608,678	–
Food – Catering	–	–	–
Oil Companies – Integrated	2,447,389	1,908,354	–
All other	216,592,594	–	–

Money Market	–	2,121,112	–

Total Investments in Securities	$222,811,183	$9,992,552	$–

Investments in Securities:
Janus Global Technology Fund
Common Stock
E-Commerce/Services	$6,669,397	$7,507,780	$–
All Other	818,380,247	–	–

Total Investments in Securities	$825,049,644	$7,507,780	$–

Investments in Securities:
Janus International Equity Fund
Common Stock
Airlines	$–	$644,961	$–
Diversified Minerals	2,186,018	1,074,824	–
Food – Catering	–	–	–
Investment Management and Advisory Services	–	1,184,473	–
All other	204,904,966	–	–

Corporate Bonds	–	4,145,601	–

Money Market	–	5,678,000	–

Total Investments in Securities	$207,090,984	$12,727,859	$–

Investments in Securities:
Janus International Forty Fund
Common Stock
Diversified Minerals	$–	$466,916	$–
Food – Catering	–	–	–
Investment Management and Advisory Services	160,423	101,830	–
Retail – Drug Store	–	8,700	–
All other	10,077,200	–	–

Corporate Bonds	–	676,704	–

Warrant	–	235,161	–

Total Investments in Securities	$10,237,623	$1,489,311	$–

118 | MARCH 31, 2010

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Overseas Fund
Common Stock
Commercial Banks	$289,511,238	$10,362,054	$–
Food – Catering	–	–	–
Hotels and Motels	254,127,912	78,074,263	–
Oil Companies – Integrated	–	177,638,782	–
Power Converters and Power Supply Equipment	49,704,732	59,308,035	–
Retail – Apparel and Shoe	–	–	39,153,865
Sugar	240,047,503	3,473,874	–
All other	10,828,836,379	–	–

Warrant	–	116,929,277	–

Money Market	–	166,786,000	–

Total Investments in Securities	$11,662,227,764	$612,572,284	$39,153,865

Investments in Securities:
Janus Worldwide Fund
Common Stock
Airlines	$–	$4,567,712	$–
Diversified Minerals	24,899,854	24,487,094	–
Investment Management and Advisory Services	11,087,255	11,312,203	–
Oil Companies – Integrated	–	19,427,763	–
Retail – Drug Store	–	903,299	–
All Other	2,287,256,564	–	–

Corporate Bonds	–	50,338,538	–

Warrant	–	33,271,378	–

Money Market	–	11,439,000	–

Total Investments in Securities	$2,323,243,673	$155,746,987	$–

Investments in Purchased Options:
Janus Global Life Sciences Fund	$–	$54,039	$–
Janus Global Research Fund	–	634	–
Janus Global Technology Fund	51,886	–	–

Investments in Securities Sold Short:
Janus Global Life Sciences Fund	$(4,378,716)	$(5,042,866)	$–
Janus Global Technology Fund	(41,436,944)	–	–

Other Financial Instruments(a):
Janus Global Life Sciences Fund	$–	$(215,921)	$–
Janus Global Opportunities Fund	–	282,062	–
Janus Global Technology Fund	–	(383,352)	–
Janus International Equity Fund	–	(326,977)	–
Janus International Forty Fund	–	(42,401)	–
Janus Overseas Fund	–	17,437,030	–
Janus Worldwide Fund	–	(3,900,155)	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the five- or six-month period ended March 31, 2010)

	Balance as of	Accrued		Change in Unrealized	Net	Transfers In
	October 31, 2009 or	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	September 30, 2009	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	March 31, 2010

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock

Janus Global & International Funds | 119

Notes to Schedules of Investments (unaudited) (continued)

	Balance as of	Accrued		Change in Unrealized	Net	Transfers In
	October 31, 2009 or	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	September 30, 2009	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	March 31, 2010

Medical – Biomedical and Genetic	$6,359,105	$–	$–	$–	$–	$–	$6,359,105
Medical – Generic Drugs	2,509,255	–	–	–	–	–	2,509,255
Medical Instruments	1,692,654	–	–	–	–	–	1,692,654
Therapeutics	4,846,045	–	–	–	–	–	4,846,045
Preferred Stock	1,557,765	–	–	–	–	–	1,557,765
Warrants	4	–	–	–	–	–	4
Janus Global Research Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus International Equity Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus International Forty Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus Overseas Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Insurance Brokers	1,687,284	–	(15,314,774)	14,020,176	(392,686)	–	–
Retail – Apparel and Shoe	12,954,755	–	–	26,199,110	–	–	39,153,865

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2010 is noted below.

Fund	Aggregate Value

Janus Global Life Sciences Fund	$176,686,835
Janus Global Opportunities Fund	20,535,216
Janus Global Technology Fund	164,442,833
Janus International Equity Fund	5,907,280
Janus International Forty Fund	650,580
Janus Overseas Fund	1,996,647,223
Janus Worldwide Fund	83,879,293

120 | MARCH 31, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus International Forty Fund, Janus Overseas Fund and Janus Worldwide Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund changed their fiscal year end from October 31 to September 30. Accordingly, these financial statements include information for the five-month period from November 1, 2009 to March 31, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund and Janus International Forty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used

Janus Global & International Funds | 121

Notes to Financial Statements (unaudited) (continued)

instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess

122 | MARCH 31, 2010

portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the five- or six-month period ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2010, Janus Global Life Sciences Fund, Janus Global Technology Fund and Janus Worldwide Fund had restricted cash in the amounts of $300,000, $1,530,000 and $2,520,793, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at March 31, 2010. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a

Janus Global & International Funds | 123

Notes to Financial Statements (unaudited) (continued)

transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment

124 | MARCH 31, 2010

and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which

Janus Global & International Funds | 125

Notes to Financial Statements (unaudited) (continued)

the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Funds recognized realized gains/(losses) from written options contracts during the five-month period ended March 31, 2010 as indicated in the tables below:

Fund	Gains/(Losses)

Janus Global Life Sciences Fund	$(127,515)
Janus Global Technology Fund	(1,226,468)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the five- or six-month period ended March 31, 2010 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Life Sciences Fund
Options outstanding at October 31, 2009	1,465	$428,545
Options written	975	323,950
Options closed	(691)	(218,863)
Options expired	–	–
Options exercised	(1,099)	(321,482)

Options outstanding at March 31, 2010	650	$212,150

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2009	3,422	$188,655
Options written	13,477	1,524,043
Options closed	(10,376)	(585,033)
Options expired	(703)	(169,423)
Options exercised	–	–

Options outstanding at March 31, 2010	5,820	$958,242

	Number of	Premiums
Put Options	Contracts	Received

Janus International Equity Fund
Options outstanding at September 30, 2009	–	$–
Options written	4,064	375,993
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2010	4,064	$375,993

	Number of	Premiums
Put Options	Contracts	Received

Janus International Forty Fund
Options outstanding at September 30, 2009	–	$–
Options written	527	48,763
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2010	527	$48,763

	Number of	Premiums
Put Options	Contracts	Received

Janus Worldwide Fund
Options outstanding at October 31, 2009	–	$–
Options written	48,475	4,484,946
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2010	48,475	$4,484,946

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded

126 | MARCH 31, 2010

instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

Janus Global & International Funds | 127

Notes to Financial Statements (unaudited) (continued)

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of March 31, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Equity Contracts	Unaffiliated investments at value	$54,039	Options written, at value	$331,340
Foreign Exchange Contracts	Forward currency contracts	508,231	Forward currency contracts	392,812

Total		$562,270		$724,152

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Opportunities Fund
Foreign Exchange Contracts	Forward currency contracts	$282,062

Total		$282,062

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Research Fund
Equity Contracts	Unaffiliated investments at value	$634

Total		$634

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts	Unaffiliated investments at value	$51,886	Options written, at value	$1,835,936
Foreign Exchange Contracts	Forward Currency Contracts	1,578,904	Forward Currency Contracts	126,320

Total		$1,630,790		$1,962,256

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus International Equity Fund
Equity Contracts			Options written, at value	$326,977

Total				$326,977

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus International Forty Fund
Equity Contracts			Options written, at value	$42,401

Total				$42,401

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Foreign Exchange Contracts	Forward currency contracts	$17,437,030

Total		$17,437,030

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Worldwide Fund
Equity Contracts			Options written, at value	$3,900,155

Total				$3,900,155

128 | MARCH 31, 2010

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$(127,515)	$–	$(127,515)

Foreign Exchange Contracts	–	–	–	1,915,077	1,915,077

Total	$–	$–	$(127,515)	$1,915,077	$1,787,562

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$(388,747)	$–	$(388,747)

Foreign Exchange Contracts	–	–	–	648,938	648,938

Total	$–	$–	$(388,747)	$648,938	$260,191

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Opportunities Fund

Foreign Exchange Contracts	$–	$–	$–	$126,220	$126,220

Total	$–	$–	$–	$126,220	$126,220

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Opportunities Fund

Foreign Exchange Contracts	$–	$–	$–	$265,382	$265,382

Total	$–	$–	$–	$265,382	$265,382

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Research Fund

Equity Contracts	$–	$–	$(79,498)	$–	$(79,498)

Total	$–	$–	$(79,498)	$–	$(79,498)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(2,257,791)	$–	$(2,257,791)

Foreign Exchange Contracts	–	–	–	1,137,438	1,137,438

Total	$–	$–	$(2,257,791)	$1,137,438	$(1,120,353)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(1,378,911)	$–	$(1,378,911)

Foreign Exchange Contracts	–	–	–	1,954,312	1,954,312

Total	$–	$–	$(1,378,911)	$1,954,312	$575,401

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Equity Fund

Equity Contracts	$–	$–	$49,016	$–	$49,016

Total	$–	$–	$49,016	$–	$49,016

Janus Global & International Funds | 129

Notes to Financial Statements (unaudited) (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund

Equity Contracts	$–	$–	$(14,523)	$–	$(14,523)

Total	$–	$–	$(14,523)	$–	$(14,523)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus International Forty Fund

Equity Contracts	$–	$–	$25,660	$–	$25,660

Total	$–	$–	$25,660	$–	$25,660

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Foreign Exchange Contracts	$–	$–	$–	$24,409,938	$24,409,938

Total	$–	$–	$–	$24,409,938	$24,409,938

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Foreign Exchange Contracts	$–	$–	$–	$16,542,354	$16,542,354

Total	$–	$–	$–	$16,542,354	$16,542,354

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$584,791	$–	$584,791

Total	$–	$–	$584,791	$–	$584,791

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited

130 | MARCH 31, 2010

to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total returns. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Janus Global & International Funds | 131

Notes to Financial Statements (unaudited) (continued)

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rates prior to any performance adjustment and certain Funds’ contractual investment advisory fee rates (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Opportunities Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus International Forty Fund	N/A	0.73
Janus Overseas Fund	All Asset Levels	0.64
Janus Worldwide Fund	N/A	0.60

132 | MARCH 31, 2010

For Janus Global Research Fund, Janus International Equity Fund, Janus International Forty Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Research Fund	MSCI World Growth Index
Janus International Equity Fund	MSCI EAFE® Index
Janus International Forty Fund	MSCI All Country World ex-U.S. IndexSM
Janus Worldwide Fund	MSCI World IndexSM

Only the base fee rate applied until January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, December 2007 for Janus International Equity Fund, and June 2009 for Janus International Forty Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, December 2007 for Janus International Equity Fund, and June 2009 for Janus International Forty Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named

Janus Global & International Funds | 133

Notes to Financial Statements (unaudited) (continued)

Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

As noted, for certain Funds, effective July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares is used to calculate the Performance Adjustment. However, because the Fund’s Performance Adjustment is based upon a rolling 36-month performance measurement period, calculations based on the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the five- or six-month period ended March 31, 2010, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Global Research Fund	$127,848
Janus International Equity Fund	67,002
Janus International Forty Fund	(133)
Janus Worldwide Fund	(570,493)

Prior to February 16, 2010, certain Funds paid Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of Fund’s total net assets sold directly and the proportion of Fund’s net assets sold through intermediaries for Class D Shares. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class D Shares.

In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Class D Shares of certain Funds pay an annual administrative fee of 0.12% of net assets. These administrative fees are paid by the Shares of certain Funds for shareholder services provided by Janus Services LLC.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds, as applicable, for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use some or all of this fee to compensate intermediaries for providing these services to their customers who invest in these Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to

134 | MARCH 31, 2010

Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least February 16, 2011 to reimburse certain Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Research Fund	1.00
Janus International Equity Fund	1.25
Janus International Forty Fund	1.25
Janus Overseas Fund	0.92
Janus Worldwide Fund	1.00

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the five- or six-month period ended March 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the five- or six-month period ended March 31, 2010.

For the five- or six-month period ended March 31, 2010, Janus Capital assumed $14,571 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $186,360 was paid by the Trust during the five- or six-month period ended period ended March 31, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the five- or six-month period ended

Janus Global & International Funds | 135

Notes to Financial Statements (unaudited) (continued)

March 31, 2010, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Life Sciences Fund	$3,771
Janus Global Opportunities Fund	220
Janus Global Research Fund	192
Janus Global Technology Fund	1,499
Janus International Equity Fund	10,006
Janus International Forty Fund	424
Janus Overseas Fund	65,112
Janus Worldwide Fund	607

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the five- or six-month period ended March 31, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus International Equity Fund	$347
Janus Overseas Fund	4,251

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the five- or six-month period ended March 31, 2010 is indicated in the table below:

Fund	Redemption Fee

Janus Global Life Sciences Fund	$8,385
Janus Global Opportunities Fund	1,622
Janus Global Research Fund	11,612
Janus Global Technology Fund	20,864
Janus International Equity Fund	2,156
Janus Overseas Fund	783,761
Janus Worldwide Fund	16,543

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

136 | MARCH 31, 2010

During the five- or six-month period ended March 31, 2010, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/10

Janus Cash Liquidity Fund LLC
Janus Global Life Sciences Fund	$68,195,039	$(69,981,181)	$4,711	$2,986,594
Janus Global Opportunities Fund	6,758,097	(7,788,000)	12,237	16,518,156
Janus Global Research Fund	30,437,203	(29,499,091)	1,931	2,121,112
Janus Global Technology Fund	102,724,631	(105,572,631)	6,324	–
Janus International Equity Fund	56,273,289	(53,421,289)	1,828	5,678,000
Janus International Forty Fund	5,690,051	(5,815,051)	147	–
Janus Overseas Fund	918,649,969	(753,829,969)	52,485	166,786,000
Janus Worldwide Fund	297,486,754	(286,047,754)	5,640	11,439,000

	$1,486,215,033	$(1,311,954,966)	$85,303	$205,528,862

Janus Global & International Funds | 137

Notes to Financial Statements (unaudited) (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the five- or six-month period ended March 31, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/09 or 10/31/09*	Purchases	Purchases	Redemptions	Redemptions	3/31/10

Janus Global Life Sciences Fund - Class A Shares	$1,000	$–	–	$–	–	$1,000
Janus Global Life Sciences Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Life Sciences Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Life Sciences Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Global Opportunities Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Opportunities Fund - Class C Shares	11,000	–	–	–	–	11,000
Janus Global Opportunities Fund - Class I Shares	11,000	–	–	–	–	11,000
Janus Global Opportunities Fund - Class S Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Research Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Global Technology Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Global Technology Fund - Class S Shares	1,000	–	–	–	–	1,000
Janus International Equity Fund - Class D Shares	–	10,000	2/16/10	–	–	10,000
Janus International Equity Fund - Class R Shares	500,000	–	–	–	–	500,000
Janus International Equity Fund - Class T Shares	1,000	–	–	–	–	1,000
Janus International Forty Fund - Class A Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class D Shares	–	10,000	2/16/10	–	–	10,000
Janus International Forty Fund - Class I Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus International Forty Fund - Class T Shares	1,000	10,000	10/29/09	–	–	11,000

*	Seed capital is at 9/30/09 for Janus International Equity Fund and Janus International Forty Fund and is at 10/31/09 for Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, and Janus Global Technology Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency

138 | MARCH 31, 2010

transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Life Sciences Fund	$614,478,154	$140,383,980	$(32,367,256)	$108,016,724
Janus Global Opportunities Fund	93,396,633	14,159,248	(4,918,420)	9,240,828
Janus Global Research Fund	203,472,843	38,712,707	(9,381,181)	29,331,526
Janus Global Technology Fund	650,072,589	200,211,775	(17,675,054)	182,536,721
Janus International Equity Fund	188,338,219	39,435,291	(7,954,667)	31,480,624
Janus International Forty Fund	10,729,184	1,354,616	(356,866)	997,750
Janus Overseas Fund	9,661,853,272	3,545,079,498	(892,978,857)	2,652,100,641
Janus Worldwide Fund	2,023,594,600	477,604,316	(22,208,256)	455,396,060

Information on the tax components of securities sold short as of March 31, 2010 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Global Life Sciences Fund	$(6,301,504)	$(3,120,078)	$–	$(3,120,078)
Janus Global Technology Fund	(40,150,147)	(1,911,609)	624,812	(1,286,797)

Net capital loss carryovers as of September 30, 2009 and October 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2009 or October 31, 2009

	September 30,	September 30,	September 30,	September 30,	Accumulated
Fund	2010	2011	2016	2017	Capital Losses

Janus Global Life Sciences Fund(1)	$(251,753,591)	$(103,237,607)	$–	$(71,904,532)	$(426,895,730)
Janus Global Opportunities Fund(1)	–	–	–	(6,879,347)	(6,879,347)
Janus Global Research Fund(1)	–	–	(12,214,767)	(50,432,700)	(62,647,467)
Janus Global Technology Fund(1)	(857,178,929)	(83,082,507)	–	(100,992,979)	(1,041,254,415)
Janus International Equity Fund(2)	–	–	(16,859,383)	(38,438,932)	(55,298,315)
Janus International Forty Fund(2)	–	–	(138,537)	(203,081)	(341,618)
Janus Overseas Fund(1)(3)	(921,654)	–	(488,111,660)	(765,138,031)	(1,254,171,345)
Janus Worldwide Fund(1)(3)	(3,191,954,135)	(670,957,456)	(23,171,454)	(953,343,061)	(4,839,426,106)

(1)	For the year ended October 31, 2009.
(2)	For the year ended September 30, 2009.
(3)	Capital loss carryovers subject to annual limitations.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

Janus Global & International Funds | 139

Notes to Financial Statements (unaudited) (continued)

For the five- or six-month period ended March 31, 2010 (unaudited), the two-month fiscal period ended September 30, 2009 and
each fiscal year or period ended July 31 or October 31

	Janus Global	Janus International	Janus International	Janus Overseas	Janus Worldwide
	Research Fund	Equity Fund	Forty Fund	Fund	Fund

Class A Shares
2010(1)	1.24%	N/A	N/A	0.97%	0.94%
2010(2)	N/A	1.26%	3.81%	N/A	N/A
2009(3)	N/A	1.31%	4.78%	N/A	N/A
2009(4)	1.40%(5)	1.41%	12.58%	1.00%(5)	1.20%(5)
2008	N/A	1.28%	56.43%(6)	N/A	N/A
2007	N/A	9.77%(7)	N/A	N/A	N/A

Class C Shares
2010(1)	1.98%	N/A	N/A	1.83%	1.83%
2010(2)	N/A	2.01%	4.30%	N/A	N/A
2009(3)	N/A	2.08%	5.61%	N/A	N/A
2009(4)	1.55%(5)	2.20%	12.23%	2.01%(5)	2.28%(5)
2008	N/A	2.04%	52.96%(6)	N/A	N/A
2007	N/A	11.49%(7)	N/A	N/A	N/A

Class D Shares
2010(8)	1.09%	1.09%	2.37%	0.79%	0.76%

Class I Shares
2010(1)	0.99%	N/A	N/A	0.68%	0.64%
2010(2)	N/A	0.94%	3.19%	N/A	N/A
2009(3)	N/A	0.97%	4.15%	N/A	N/A
2009(4)	0.43%(5)	1.04%	10.08%	0.70%(5)	0.77%(5)
2008	N/A	1.19%	73.31%(6)	N/A	N/A
2007	N/A	2.40%(7)	N/A	N/A	N/A

Class R Shares
2010(1)	N/A	N/A	N/A	1.42%	1.38%
2010(2)	N/A	1.68%	N/A	N/A	N/A
2009(3)	N/A	1.71%	N/A	N/A	N/A
2009(4)	N/A	1.78%	N/A	1.44%(5)	1.52%(5)
2008	N/A	2.07%	N/A	N/A	N/A
2007	N/A	11.43%(7)	N/A	N/A	N/A

Class S Shares
2010(1)	1.48%	N/A	N/A	1.17%	1.13%
2010(2)	N/A	1.43%	3.92%	N/A	N/A
2009(3)	N/A	1.46%	5.29%	N/A	N/A
2009(4)	1.42%(5)	1.54%	12.71%	1.19%(5)	1.27%(5)
2008	N/A	1.54%	50.69%(6)	N/A	N/A
2007	N/A	11.01%(7)	N/A	N/A	N/A

Class T Shares(9)
2010(1)	1.18%	N/A	N/A	0.89%	0.82%
2010(2)	N/A	1.21%	3.08%	N/A	N/A
2009(3)	N/A	1.07%	4.42%	N/A	N/A
2009(4)	1.25%	1.31%(10)	22.34%(10)	0.91%	0.76%
2008	1.15%	N/A	N/A	0.90%	0.83%
2007	1.12%	N/A	N/A	0.89%	0.89%
2006	1.16%	N/A	N/A	0.92%	0.90%
2005	1.61%(11)	N/A	N/A	0.90%	0.85%

(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from October 1, 2009 through March 31, 2010.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Fiscal year ended October 31, 2009 for Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund. Fiscal year ended July 31, 2009 for Janus International Equity Fund and Janus International Forty Fund.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from May 30, 2008 (inception date) through July 31, 2008.
(7)	Period from November 28, 2006 (inception date) through July 31, 2007.
(8)	Period from February 16, 2010 (inception date) through March 31, 2010.
(9)	Formerly named Class J Shares for Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund.
(10)	Period from July 6, 2009 (inception date) through July 31, 2009.
(11)	Period from February 25, 2005 (inception date) through October 31, 2005.

140 | MARCH 31, 2010

7.	Capital Share Transactions

	Janus Global		Janus Global		Janus Global		Janus Global
	Life Sciences		Opportunities		Research		Technology
	Fund		Fund		Fund		Fund
For the five-month period ended March 31, 2010 (unaudited) and the fiscal year or period ended October 31 (all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	35	3	24	1	5	7	41	18
Reinvested dividends and distributions	–	–	–	–	–	–	–	–
Shares repurchased	(2)	–	–	–	–	–	(4)	–
Net Increase/(Decrease) in Fund Shares	33	3	24	1	5	7	37	18
Shares Outstanding, Beginning of Period	3	–	1	–	7	–	18	–
Shares Outstanding, End of Period	36	3	25	1	12	7	55	18
Transactions in Fund Shares – Class C Shares:
Shares sold	3	1	–	1	2	17	23	3
Reinvested dividends and distributions	–	–	–	–	–	–	–	–
Shares repurchased	–	–	–	–	(2)	–	–	–
Net Increase/(Decrease) in Fund Shares	3	1	–	1	–	17	23	3
Shares Outstanding, Beginning of Period	1	–	1	–	17	–	3	–
Shares Outstanding, End of Period	4	1	1	1	17	17	26	3
Transactions in Fund Shares – Class D Shares(3):
Shares issued in connection with restructuring (Note 9)	20,661	N/A	6,853	N/A	8,834	N/A	37,742	N/A
Shares sold	100	N/A	62	N/A	99	N/A	272	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(283)	N/A	(189)	N/A	(225)	N/A	(561)	N/A
Net Increase/(Decrease) in Fund Shares	20,478	N/A	6,726	N/A	8,708	N/A	37,453	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	20,478	N/A	6,726	N/A	8,708	N/A	37,453	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	99	50	–	51	1,056	8	21	77
Reinvested dividends and distributions	–	–	–	–	–	–	–	–
Shares repurchased	(7)	–	(48)	–	(32)	(5)	(17)	–
Net Increase/(Decrease) in Fund Shares	92	50	(48)	51	1,024	3	4	77
Shares Outstanding, Beginning of Period	50	–	51	–	3	–	77	–
Shares Outstanding, End of Period	142	50	3	51	1,027	3	81	77
Transactions in Fund Shares – Class S Shares:
Shares sold	7	1	56	2	–	1	11	5
Reinvested dividends and distributions	–	–	–	–	–	–	–	–
Shares repurchased	–	–	–	(1)	–	–	(1)	–
Net Increase/(Decrease) in Fund Shares	7	1	56	1	–	1	10	5
Shares Outstanding, Beginning of Period	1	–	1	–	1	–	5	–
Shares Outstanding, End of Period	8	1	57	1	1	1	15	5
Transactions in Fund Shares – Class T Shares(4):
Shares reorganized in connection with restructuring (Note 9)	(20,753)	N/A	(6,855)	N/A	(9,853)	N/A	(37,755)	N/A
Shares sold	853	1,802	333	898	2,010	4,483	2,563	7,009
Reinvested dividends and distributions	2	127	116	780	6	175	–	–
Shares repurchased	(1,550)	(5,857)	(436)	(1,843)	(1,393)	(5,804)	(2,758)	(7,640)
Net Increase/(Decrease) in Fund Shares	(21,448)	(3,928)	(6,842)	(165)	(9,230)	(1,146)	(37,950)	(631)
Shares Outstanding, Beginning of Period	32,798	36,726	8,985	9,150	17,855	19,001	56,772	57,403
Shares Outstanding, End of Period	11,350	32,798	2,143	8,985	8,625	17,855	18,822	56,772

(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to March 31, 2010.
(4)	Formerly named Class J Shares.

Janus Global & International Funds | 141

Notes to Financial Statements (unaudited) (continued)

For the five- or six-month period ended March 31, 2010
(unaudited), the two-month fiscal period ended	Janus International			Janus International			Janus Overseas		Janus Worldwide
September 30, 2009 and the fiscal years ended July 31,	Equity Fund			Forty Fund			Fund		Fund
2009 or October 31, 2009 (all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(3)	2010(4)	2009(5)	2010(4)	2009(5)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,354	N/A	43
Shares sold	1,528	757	12,530	131	141	718	4,046	4,006	9	43
Reinvested dividends and distributions	5	–	192	1	–	1	37	–	–	–
Shares repurchased	(2,113)	(518)	(11,935)	(349)	(9)	(373)	(2,543)	(2,388)	(39)	(4)
Net Increase/(Decrease) in Fund Shares	(580)	239	787	(217)	132	346	1,540	11,972	(30)	82
Shares Outstanding, Beginning of Period	7,421	7,182	6,395	513	381	35	11,972	–	82	–
Shares Outstanding, End of Period	6,841	7,421	7,182	296	513	381	13,512	11,972	52	82
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,100	N/A	22
Shares sold	416	113	2,640	75	15	159	1,160	1,009	4	10
Reinvested dividends and distributions	–	–	27	–	–	–	3	–	–	–
Shares repurchased	(209)	(65)	(2,433)	(22)	(1)	(93)	(389)	(284)	(5)	(1)
Net Increase/(Decrease) in Fund Shares	207	48	234	53	14	66	774	4,825	(1)	31
Shares Outstanding, Beginning of Period	1,744	1,696	1,462	107	93	27	4,825	–	31	–
Shares Outstanding, End of Period	1,951	1,744	1,696	160	107	93	5,599	4,825	30	31
Transactions in Fund Shares – Class D Shares(6):
Shares issued in connection with restructuring (Note 9)	N/A	N/A	N/A	N/A	N/A	N/A	52,929	N/A	30,227	N/A
Shares sold	106	N/A	N/A	76	N/A	N/A	761	N/A	342	N/A
Reinvested dividends and distributions	–	N/A	N/A	–	N/A	N/A	–	N/A	–	N/A
Shares repurchased	(3)	N/A	N/A	–	N/A	N/A	(616)	N/A	(667)	N/A
Net Increase/(Decrease) in Fund Shares	103	N/A	N/A	76	N/A	N/A	53,074	N/A	29,902	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	103	N/A	N/A	76	N/A	N/A	53,074	N/A	29,902	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,799	N/A	748
Shares sold	4,189	651	12,544	690	52	447	5,567	4,294	241	78
Reinvested dividends and distributions	38	–	247	1	–	2	52	–	5	–
Shares repurchased	(968)	(132)	(10,868)	(159)	(26)	(312)	(1,728)	(1,067)	(85)	(26)
Net Increase/(Decrease) in Fund Shares	3,259	519	1,923	532	26	137	3,891	14,026	161	800
Shares Outstanding, Beginning of Period	8,380	7,861	5,938	236	210	73	14,026	–	800	–
Shares Outstanding, End of Period	11,639	8,380	7,861	768	236	210	17,917	14,026	961	800
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,428	N/A	13
Shares sold	7	1	91	N/A	N/A	N/A	656	400	3	2
Reinvested dividends and distributions	–	–	2	N/A	N/A	N/A	4	–	–	–
Shares repurchased	(1)	–	(85)	N/A	N/A	N/A	(284)	(253)	(4)	(1)
Net Increase/(Decrease) in Fund Shares	6	1	8	N/A	N/A	N/A	376	2,575	(1)	14
Shares Outstanding, Beginning of Period	75	74	66	N/A	N/A	N/A	2,575	–	14	–
Shares Outstanding, End of Period	81	75	74	N/A	N/A	N/A	2,951	2,575	13	14

142 | MARCH 31, 2010

For the five- or six-month period ended March 31, 2010
(unaudited), the two-month fiscal period ended	Janus International			Janus International			Janus Overseas		Janus Worldwide
September 30, 2009 and the fiscal years ended July 31,	Equity Fund			Forty Fund			Fund		Fund
2009 or October 31, 2009 (all numbers in thousands)	2010	2009(1)	2009(2)	2010	2009(1)	2009(3)	2010(4)	2009(5)	2010(4)	2009(5)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	34,108	N/A	1,698
Shares sold	130	53	787	2	17	186	5,982	4,383	103	136
Reinvested dividends and distributions	1	–	9	1	–	–	97	–	5	–
Shares repurchased	(59)	(36)	(628)	(37)	(31)	(83)	(3,819)	(2,965)	(216)	(182)
Net Increase/(Decrease) in Fund Shares	72	17	168	(34)	(14)	103	2,260	35,526	(108)	1,652
Shares Outstanding, Beginning of Period	480	463	295	114	128	25	35,526	–	1,652	–
Shares Outstanding, End of Period	552	480	463	80	114	128	37,786	35,526	1,544	1,652
Transactions in Fund Shares – Class T Shares(7):
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	N/A	N/A	N/A	N/A	(52,720)	N/A	(30,271)	N/A
Shares sold	69	–	120*	68	–	156*	19,571	49,207	593	2,041
Reinvested dividends and distributions	–	–	–	–	–	–	638	9,733	256	1,299
Shares repurchased	(1)	–	(1)*	–	–	–	(13,621)	(35,098)	(3,195)	(9,661)
Net Increase/(Decrease) in Fund Shares	68	–	119*	68	–	156*	(46,132)	23,842	(32,617)	(6,321)
Shares Outstanding, Beginning of Period	–	119*	–	–	156*	–	184,045	160,203	58,892	65,213
Shares Outstanding, End of Period	68	119*	119*	68	156*	156*	137,913	184,045	26,275	58,892

*	Shares outstanding are not in thousands.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares, and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(3)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares, and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(4)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(6)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to March 31, 2010.
(7)	Formerly named Class J Shares.

8.	Purchases and Sales of Investment Securities

For the five- or six-month period ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Life Sciences Fund	$128,708,457	$136,752,244	$–	$–
Janus Global Opportunities Fund	9,642,427	10,937,224	–	–
Janus Global Research Fund	64,852,082	61,461,318	–	–
Janus Global Technology Fund	239,211,215	245,833,749	–	–
Janus International Equity Fund	115,991,747	91,546,790	–	–
Janus International Forty Fund	9,733,507	6,055,566	–	–
Janus Overseas Fund	1,349,016,720	882,466,635	–	–
Janus Worldwide Fund	1,315,641,165	1,463,434,614	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets.

Janus Global & International Funds | 143

Notes to Financial Statements (unaudited) (continued)

10.	Fund Acquisition

On July 6, 2009, Janus Overseas Fund and Janus Worldwide Fund acquired all of the net assets of Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into various corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Overseas Fund	57,749,692	$2,070,427,646	61,789,221	$5,780,488,484	$7,850,916,130	$(54,872,135)
Janus Worldwide Fund	3,775,787	84,321,160	2,524,836	2,036,422,264	2,120,743,424	6,670,775

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.”

144 | MARCH 31, 2010

At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update 2010-06, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. Certain disclosures are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Events

A definitive proxy statement was filed on April 7, 2010 with the SEC that seeks shareholder approval on a number of proposals that will impact the Funds. The table below briefly summarizes the proposals shareholders are being asked to approve. A proxy statement describing each of these matters was sent to shareholders that held shares of the Funds as of March 17, 2010. Assuming shareholder approval, the proposals will become effective on or about July 1, 2010.

Fund(s) Affected	Proposal(s)

All Funds	Board of Trustees elections

Janus Global Opportunities Fund Janus Overseas Fund	Addition of performance-based fees as part of the investment advisory fee structure

Janus Global Opportunities Fund	Move to Janus Capital’s value-oriented subsidiary, Perkins Investment Management LLC, as subadviser to the Fund (if approved, this will result in a change to the Fund’s investment objective and strategies)

In May 2009, in accordance with FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to March 31, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Global & International Funds | 145

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

146 | MARCH 31, 2010

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

Janus Global & International Funds | 147

Additional Information (unaudited) (continued)

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

148 | MARCH 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Global & International Funds | 149

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

150 | MARCH 31, 2010

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Global & International Funds | 151

Notes

152 | MARCH 31, 2010

Notes

Janus Global & International Funds | 153

Notes

154 | MARCH 31, 2010

Notes

Janus Global & International Funds | 155

Notes

156 | MARCH 31, 2010

Notes

Janus Global & International Funds | 157

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (4/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0410-300	5-31-10 125-24-93002 05-10

2010 SEMIANNUAL REPORT

Janus Growth & Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Orion Fund
Janus Research Core Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Thank you for your investment with Janus. In recent months, improvements in the U.S. and global economies have persisted. And, while market and economic conditions continue to change, our research-driven investment philosophy has remained constant. As a result, we are pleased to continue to deliver strong results relative to many of our peers.

For the 12-month period ended March 31, 2010, 71% of Janus funds, Class T Shares, ranked within Lipper’s top two quartiles based on total returns. Longer term, 89% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 88% ranked in Lipper’s top two quartiles for the five-year period ended March 31, 2010. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Equity and Fixed Income Markets

U.S. equity markets rose during the six-month period to finish near 17-month highs amid upward momentum in the U.S. and global economies and better-than-expected corporate earnings. The S&P 500® Index gained 11.75%, posting its fourth consecutive quarterly gain. Non-U.S. markets also finished close to their highest levels in nearly 18 months.

On the credit and fixed income side, corporate credit markets delivered against strong expectations for the period. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose 3.7% and the U.S. High Yield market (Barclays Capital U.S. High Yield Bond Index) was up 11.1% for the six month period ended March 31, 2010.

A rebound in consumer spending helped drive upward momentum in the U.S. economy during the period, while restructurings in the airline and automobile industries helped strengthen the service and manufacturing sectors. U.S. corporations continued to focus on cost controls instead of ramping up spending and hiring. As a result, we have seen a tremendous recovery in earnings. The U.S. labor market also demonstrated modest progress in March with private payrolls showing their largest monthly increase in two years.

Looking Ahead

While the strength in the U.S. and global economies is encouraging, we believe the potential magnitude of economic growth for the remainder of 2010 remains uncertain. The political environment and overall business confidence remain two key macro themes to watch, given that companies need to invest again in order for sustained economic growth to materialize.

Looking ahead, we do not think the next phase of any market movement will be as broad as the one we saw coming off of the lows of roughly a year ago. This, along with the likelihood of slower or uneven economic growth worldwide, leads us to believe the key to success going forward will largely be dependent on security selection.

As fundamental researchers throughout our 40-year history, our goal has always been to identify those companies going through positive fundamental transition. We take a long-term view of investment opportunities and believe a well-balanced and diversified approach is important to achieving long-term investment success. We look at a potential investment from every angle and believe this is a vital component to successful security selection in both the fixed income and equity markets. This approach forms the foundation of our commitment to deliver strong long-term relative performance.

Once again, we thank you for your business and your continued confidence in Janus.

Janus Growth & Core Funds | 1

Continued

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before investing or sending money.

The opinions are those of the authors as of March 31, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (5/10)

2 | MARCH 31, 2010

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 3/31/10

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1)(9/92)	Mixed-Asset Target Allocation–Moderate Funds	80	428/537	1	3/457	2	5/347	23	42/183	4	1/32	2	5/368

Janus Contrarian Fund(2/00)	Multi-Cap Core Funds	6	41/805	57	395/698	3	16/539	15	34/234	17	37/230	17	37/230

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	26	110/425	27	99/377	17	54/321	90	156/173	43	14/32	27	106/393

Janus Fund(2/70)	Large-Cap Growth Funds	32	267/834	49	357/729	41	245/611	69	227/330	15	3/20	42	316/769

Janus Growth and Income Fund(1)(5/91)	Large-Cap Core Funds	48	438/930	46	364/799	44	288/664	77	296/387	7	5/78	56	461/828

Janus Orion Fund(6/00)	Multi-Cap Growth Funds	2	5/456	14	53/384	2	4/298	–	–	18	32/186	53	214/408

Janus Research Core Fund(1)(6/96)	Large-Cap Core Funds	19	170/930	49	389/799	19	123/664	42	160/387	4	7/203	68	562/828

Janus Research Fund(1)(5/93)	Large-Cap Growth Funds	4	28/834	35	255/729	12	71/611	79	261/330	6	5/86	9	54/671

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	37	196/536	3	14/472	2	6/396	–	–	2	6/392	2	5/440

Janus Twenty Fund*(4/85)	Large-Cap Growth Funds	31	255/834	2	8/729	1	6/611	39	128/330	6	2/37	35	268/781

Janus Venture Fund*(4/85)	Small-Cap Growth Funds	11	59/536	50	232/472	25	99/396	76	169/223	9	1/11	22	28/129

Risk-Managed

INTECH Risk-Managed Core Fund(2/03)	Multi-Cap Core Funds	76	605/805	70	488/698	69	368/539	–	–	49	191/393	49	191/393

Value

Perkins Mid Cap Value Fund(8/98)	Mid-Cap Value Funds	93	203/219	8	15/192	10	14/143	7	4/57	3	1/43	3	1/43

Perkins Small Cap Value Fund(2/97)	Small-Cap Core Funds	37	270/733	1	6/621	6	28/508	10	27/272	5	6/126	5	6/126

Global & International

Janus Global Life Sciences Fund(12/98)	Global Health/Biotechnology Funds	45	21/46	16	7/43	48	18/37	75	15/19	16	2/12	12	5/43

Janus Global Opportunities Fund(1)(6/01)	Global Funds	36	199/556	32	128/399	65	198/304	–	–	15	27/185	62	195/315

Janus Global Research Fund(1)(2/05)	Global Funds	20	111/556	14	56/399	3	9/304	–	–	4	9/294	4	9/294

Janus Global Technology Fund(12/98)	Global Science/Technology Funds	38	26/68	37	21/56	36	18/50	85	17/19	36	6/16	42	23/54

Janus Overseas Fund(1)(5/94)	International Funds	1	9/1278	1	6/988	1	1/721	19	73/395	1	1/100	1	2/607

Janus Worldwide Fund(1)(5/91)	Global Funds	27	145/556	61	244/399	70	212/304	95	145/152	34	6/17	18	99/556

Fixed Income

Janus Flexible Bond Fund(1)(7/87)	Intermediate Investment Grade Debt Funds	59	320/544	7	28/453	8	28/387	18	40/224	10	2/20	8	34/459

Janus High-Yield Fund(1)(12/95)	High Current Yield Funds	74	338/460	23	90/399	19	64/343	30	66/222	7	6/91	26	81/313

Janus Short-Term Bond Fund(1)(9/92)	Short Investment Grade Debt Funds	64	163/257	5	10/238	4	6/184	18	18/99	26	7/26	6	14/240

Asset Allocation

Janus Smart Portfolio – Growth(12/05)	Mixed-Asset Target Allocation Growth Funds	14	79/583	7	33/497	–	–	–	–	2	5/434	2	5/434

Janus Smart Portfolio – Moderate(12/05)	Mixed-Asset Target Allocation Moderate Funds	24	124/537	2	8/457	–	–	–	–	3	9/401	3	9/401

Janus Smart Portfolio – Conservative(12/05)	Mixed-Asset Target Allocation Conservative Funds	29	133/462	4	12/381	–	–	–	–	2	5/310	2	5/310

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month-end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Ratings are historical with capital gains and dividends reinvested.

Janus Growth & Core Funds | 3

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was March 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the five-month period from November 1, 2009 to March 31, 2010 or the six-month period from October 1, 2009 to March 31, 2010 depending on the Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your

4 | MARCH 31, 2010

expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class T Shares returned 8.73% for the five-month period ended March 31, 2010, compared with an 8.26% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Fund’s other secondary benchmark, which returned 13.87% and 1.49%, respectively.

Economic Overview

U.S. equity prices finished the period near 17-month highs amid upward momentum in the U.S. economy, strength abroad and better-than-expected corporate earnings. Small-cap and mid-cap stocks outperformed, while value-style indices topped growth. Industrial, financial and consumer discretionary stocks were the best performing group within the S&P 500® Index. Meanwhile, utilities and telecommunication services underperformed. Most commodities finished the period higher, although natural gas prices moved significantly lower.

While the strength in the economy is encouraging, we have seen evidence that it has largely been driven by businesses rebuilding depleted inventories and strong government stimulus. Meanwhile, mixed housing data released during the period provided evidence of the fragile nature of the U.S. housing market and that it continues to struggle to recover. The U.S. labor market showed modest improvement in March, with private payrolls showing their largest monthly increase in two years. Overall, private sector hiring remains slow as corporations have treaded carefully, helping to keep the unemployment rate at 9.7% at the end of March.

Given the accommodative stance of the Federal Reserve (Fed), positive economic momentum and a large U.S. fiscal budget deficit, interest rates ended the period higher with the long-end of the curve making the largest move. Volatility of rates increased amid concerns over sovereign creditworthiness, namely in Europe, reduced stimulus and monetary tightening in China and concerns over the demand for U.S. Treasuries. Overall the yield curve remained near its steepest level on record at period end. In fact, the 10-year yield stood near its highest level since June 2009. Amid the volatility and the rise in rates, Treasuries were among the worst performing fixed income segments during the period. Commercial Mortgage Backed Securities (CMBS) were the top performing segment as yields relative to U.S. Treasuries, or spreads, continued to narrow. Turning to corporate credit, spreads narrowed during the quarter with the greatest tightening occurring within high yield. This elevated high yield near the top of the list of gainers while investment grade credit was close behind.

Strategy Overview

The Fund’s equity exposure rose slightly during the period bringing our modest overweight equities relative to the Balanced Index during the period to 59.1% by period end. While this positioning aided performance, as equities outperformed fixed income, our more conservative tilt within the equity sleeve drove the Fund’s overall underperformance relative to its primary benchmark and peer group. Specifically, our equity holdings in financials and consumer-related sectors were the largest detractors during the period. Investment bank/brokerage firm Morgan Stanley was the top individual detractor. Morgan Stanley has been benefiting from the improvement in the capital markets, although its trading business has become more competitive. We continue to view its stock as attractively valued. CVS Caremark Corp., a pharmacy operator and pharmacy benefit manager (PBM) suffered during the period after reporting contract losses in its PBM business. While we think the stock is valued attractively, we continue to monitor the situation.

Meanwhile, our selections within energy and information technology, along with an underweight to utilities, were the largest contributors on the equity side. Bristol-Myers Squibb Co., a pharmaceutical holding, posted gains during the period. We like that the company’s focus is on returns

6 | MARCH 31, 2010

(unaudited)

on invested capital. It also has an attractive dividend yield. Enterprise software maker Oracle Corp. reported strong earnings early in the period, which we think confirmed our thesis that its products are considered non-discretionary by information technology purchasing managers and therefore would likely hold up better in an uncertain spending environment.

The Fund’s fixed income sleeve outperformed, largely because of our overweight and credit selection within corporate bonds. Lower quality bonds, like BBB- and BB-rated credits aided relative results as well. Specifically, our retailers and banks were among the top fixed income contributors. Compared to investment grade corporate credit high-yield debt remains relatively attractive to us with the BBB- and BB-rated segments offering the most value in our view because of their higher yields, which can absorb some of the adverse impact of a federal funds rate-driven backup in short-term interest rates. Our significant exposure to Teck Resources, Ltd., a non-index name, was the largest individual contributor to performance. The Vancouver, Canada-based company focused on metallic coal mining has benefited from strong demand from China as well as speculation of the company being a takeover candidate. Regardless of what happens, management has indicated its desire to pay down debt and improve its financial position. We did reduce our position given its rapid run up, but maintained sizeable exposure.

In terms of detractors within fixed income, our underweight exposure to CMBS weighed on results relative to our benchmark and peer group, the intermediate investment grade debt category, where many of our peers have CMBS exposure. CMBS spreads continued to tighten in what we think remains a fairly limited market. We continue to see little value in the CMBS market given its size, structure and the potential for spread widening. Sectors that hurt relative results among corporate credit included entertainment. In terms of individual detractors, our holding in Alcoa, Inc., an aluminum producer, underperformed during the period. We think Alcoa’s strong balance sheet and liquidity profile may mitigate some of the risk and that the holding was attractively valued. We are seeing continued improvement in the demand for aluminum and a more rational pricing environment. We believe Alcoa is well positioned to benefit.

Under certain circumstances and market conditions, we may initiate positions in futures contracts in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

Despite the continued rally in equity prices, we think valuations are attractive and investor expectations remain reasonable. Corporate balance sheets and profits are in good shape in our view amid aggressive cost reductions, which could help profits hold up in a weak economy and provide leverage in a strengthening economy. We recognize that with the equity sleeve’s conservative tilt an accelerating economy or double-dip recession poses a slight risk to relative performance, but think we are positioned appropriately. Regardless, we continue to favor companies with sustainable cash flows, good dividend yields and strong earnings visibility.

The fundamental and structural issues within fixed income, which we’ve outlined in previous commentaries and research briefs, remain in place in our view and will likely continue to be key drivers of returns within fixed income over the near term. Large U.S. fiscal budget deficits and the resulting financing needs of the U.S. Government will likely place upward pressure on long-term interest rates. With the Fed remaining committed to holding the federal funds rate low for an “extended period,” essentially anchoring short-term rates, we see risk of a further steepening of the yield curve. This is particularly true if the market perceives the Fed to be behind in addressing inflationary pressures, which so far have remained subdued given excess capacity in the economy, low wage growth and falling owners equivalent rents. The unprecedented size and nature of the monetary and fiscal stimulus, as well as the other governmental support mechanisms, have made the economic impact of unwinding such aid uncertain in our opinion.

Despite the significant spread tightening we’ve seen in corporate credit relative to U.S. Treasuries, we believe there is the potential for further tightening. While solid earnings growth and better functioning credit markets have helped companies restructure and firm up their balance sheets, revenue growth needs to materialize to allay some of our concerns over the sustainability of the earnings recovery. Unemployment remains high and we do not see companies quickly ramping up hiring, which could prolong the labor market weakness and result in slower economic growth overall. Furthermore, the impact of fiscal and monetary stimulus has begun to wane. As a result, we do not believe the rally in corporate credit will continue to be as broad as it has been in recent quarters and that individual security selection will matter the most in generating risk-adjusted outperformance. While we

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

recognize the risk of a double-dip recession and have included a little more insurance in the form of greater U.S. Treasury exposure at the short end, we continue to emphasize the importance of corporate credit and credit analysis in fixed income investing.

We think our strengths lie in our fundamental bottom-up analysis and robust risk management. Stock picking and corporate credit selection are areas where we believe we can effectively apply these strengths and create value for our shareholders over the long term.

Thank you for investing in Janus Balanced Fund.

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Bristol-Myers Squibb Co.	0.73%
Oracle Corp.	0.57%
Boeing Co.	0.55%
Canadian National Railway Co. (U.S. Shares)	0.53%
Corning, Inc.	0.53%

5 Bottom Performers – Equity Holdings

Contribution

Morgan Stanley	–0.28%
CVS Caremark Corp.	–0.13%
Credit Suisse Group A.G. (ADR)	–0.10%
Daimler A.G.	–0.09%
Goldman Sachs Group, Inc.	–0.05%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Information Technology	2.94%	17.76%	19.12%
Health Care	2.54%	18.09%	12.68%
Industrials	2.50%	9.90%	10.34%
Consumer Staples	1.53%	17.32%	11.52%
Consumer Discretionary	1.52%	8.76%	9.68%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Utilities	0.00%	0.00%	3.62%
Telecommunication Services	0.04%	0.57%	2.99%
Materials	0.44%	3.75%	3.52%
Financials	0.62%	13.72%	14.97%
Energy	0.67%	10.13%	11.56%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Philip Morris International, Inc. Tobacco	2.1%
Bristol-Myers Squibb Co. Medical – Drugs	1.8%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	1.8%
Nestle S.A. Food – Miscellaneous/Diversified	1.8%
Anheuser-Busch InBev N.V. Brewery	1.6%

9.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 2.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	8.75%	30.58%	7.72%	3.93%	10.21%	0.89%	0.89%
MOP	2.49%	23.07%	6.45%	3.32%	9.84%

Janus Balanced Fund – Class C Shares
NAV	8.41%	28.92%	6.95%	3.17%	9.57%	1.70%	1.70%
CDSC	7.33%	27.65%	6.95%	3.17%	9.57%

Janus Balanced Fund – Class D Shares(1)	8.73%	30.61%	7.76%	3.96%	10.22%	0.72%	0.72%

Janus Balanced Fund – Class I Shares	8.84%	30.61%	7.76%	3.96%	10.22%	0.63%	0.63%

Janus Balanced Fund – Class R Shares	8.53%	29.59%	7.22%	3.44%	9.83%	1.35%	1.35%

Janus Balanced Fund – Class S Shares	8.67%	30.15%	7.48%	3.70%	10.05%	1.10%	1.10%

Janus Balanced Fund – Class T Shares	8.73%	30.61%	7.76%	3.96%	10.22%	0.85%	0.85%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	8.15%

Barclays Capital U.S. Aggregate Bond Index(#)	1.49%	7.69%	5.44%	6.29%	6.33%

Barclays Capital U.S. Government/Credit Bond Index	1.10%	7.51%	5.17%	6.22%	6.32%

Balanced Index	8.26%	29.56%	3.73%	2.77%	7.65%

Lipper Quartile – Class T Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	428/537	5/347	42/183	1/32

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | MARCH 31, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Balanced Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Balanced Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Balanced Fund (the “JAD predecessor fund”) into corresponding shares of Janus Balanced Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Balanced Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Growth & Core Funds | 11

Janus Balanced Fund (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
#	The Fund changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Fund’s investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.
(1)	Closed to new investors.

12 | MARCH 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,087.50	$3.71

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,084.10	$6.98

Hypothetical (5% return before expenses)	$1,000.00	$1,016.85	$8.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,053.60	$0.87

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,088.40	$2.59

Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,085.30	$5.74

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,086.70	$4.66

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,087.80	$3.50

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.08

†	Expenses are equal to the annualized expense ratio of 0.86% for Class A Shares, 1.62% for Class C Shares, 0.60% for Class I Shares, 1.33% for Class R Shares, 1.08% for Class S Shares and 0.81% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.70% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Common Stock – 58.8%
Aerospace and Defense – 1.4%
624,934	Boeing Co.	$45,376,458
1,478,128	Empresa Brasileira de Aeronautica S.A. (ADR)	35,415,947
		80,792,405
Agricultural Chemicals – 1.6%
340,711	Monsanto Co.	24,333,580
1,177,391	Syngenta A.G. (ADR)**	65,356,974
		89,690,554
Applications Software – 0.5%
922,923	Microsoft Corp.	27,013,956
Athletic Footwear – 1.2%
936,662	NIKE, Inc. – Class B	68,844,657
Automotive – Cars and Light Trucks – 0.5%
667,175	Daimler A.G.*,**	31,363,897
Brewery – 1.6%
1,764,674	Anheuser-Busch InBev N.V.**	88,880,733
1,636,499	Anheuser-Busch InBev N.V. – VVPR Strip*,**	15,471
		88,896,204
Cable Television – 0.6%
1,008,383	DIRECTV – Class A*	34,093,429
Casino Hotels – 0.4%
3,079,853	Crown, Ltd.	23,112,177
Cellular Telecommunications – 0.3%
856,113	Vodafone Group PLC**	19,938,872
Commercial Banks – 1.6%
716,500	ICICI Bank, Ltd. (ADR)	30,594,550
1,036,625	Itau Unibanco Holding S.A. (ADR)	22,795,384
1,466,105	Standard Chartered PLC**	39,985,490
		93,375,424
Commercial Services – Finance – 0.9%
763,090	Paychex, Inc.	23,426,863
1,542,307	Western Union Co.	26,157,527
		49,584,390
Computers – 3.0%
223,821	Apple, Inc.*	52,582,267
536,227	International Business Machines Corp.	68,771,112
665,370	Research In Motion, Ltd. (U.S. Shares)*	49,204,112
		170,557,491
Cosmetics and Toiletries – 1.0%
698,770	Colgate-Palmolive Co.	59,577,130
Diversified Banking Institutions – 4.3%
3,315,463	Bank of America Corp.	59,181,015
1,461,958	Credit Suisse Group A.G. (ADR)**	75,115,401
159,300	Goldman Sachs Group, Inc.	27,181,359
2,876,033	Morgan Stanley	84,239,006
		245,716,781
Diversified Operations – 1.6%
4,159,145	China Merchants Holdings International Co., Ltd.	15,320,910
896,857	Danaher Corp.	71,667,843
5,708,410	Melco International Development, Ltd.*	2,558,638
		89,547,391
E-Commerce/Services – 0.7%
1,176,805	eBay, Inc.*	31,714,895
433,751	Liberty Media Corp. – Interactive – Class A*	6,640,728
		38,355,623
Electric Products – Miscellaneous – 0.5%
539,297	Emerson Electric Co.	27,148,211
Electronic Components – Semiconductors – 0.4%
271,168	Broadcom Corp. – Class A	8,997,354
545,991	Microchip Technology, Inc.	15,375,107
		24,372,461
Electronic Connectors – 0.5%
653,145	Amphenol Corp. – Class A	27,556,188
Enterprise Software/Services – 1.4%
3,087,271	Oracle Corp.	79,311,992
Fiduciary Banks – 0.1%
141,580	Northern Trust Corp.	7,823,711
Finance – Investment Bankers/Brokers – 0.5%
1,595,723	Charles Schwab Corp.	29,824,063
Finance – Other Services – 0.4%
831,006	NYSE Euronext	24,606,088
Food – Miscellaneous/Diversified – 1.8%
1,941,589	Nestle S.A.**	99,464,762
Food – Retail – 0.4%
3,472,912	Tesco PLC**	22,945,659
Industrial Gases – 0.6%
383,764	Praxair, Inc.	31,852,412
Medical – Biomedical and Genetic – 2.0%
776,453	Celgene Corp.*	48,109,028
1,400,360	Gilead Sciences, Inc.*	63,688,373
		111,797,401
Medical – Drugs – 3.9%
799,145	Abbott Laboratories	42,098,959
3,898,260	Bristol-Myers Squibb Co.	104,083,541
445,150	Roche Holding A.G.**	72,213,879
52,185	Roche Holding A.G. (ADR)**	2,114,536
		220,510,915
Medical – HMO – 0.7%
1,197,767	UnitedHealth Group, Inc.	39,131,048
Medical Products – 3.1%
1,304,291	Baxter International, Inc.	75,909,735
1,033,199	Covidien PLC (U.S. Shares)**	51,949,246
707,863	Johnson & Johnson	46,152,668
		174,011,649
Metal Processors and Fabricators – 0.4%
196,542	Precision Castparts Corp.	24,903,837
Multi-Line Insurance – 0.4%
474,905	ACE, Ltd. (U.S. Shares)**	24,837,532
Networking Products – 1.4%
3,027,652	Cisco Systems, Inc.*	78,809,782
Oil and Gas Drilling – 0.4%
294,394	Transocean, Ltd. (U.S. Shares)*,**	25,429,754

See Notes to Schedules of Investments and Financial Statements.

14 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Oil Companies – Exploration and Production – 2.0%
1,991,161	EnCana Corp. (U.S. Shares)	$61,785,725
643,901	Occidental Petroleum Corp.	54,435,391
		116,221,116
Oil Companies – Integrated – 3.3%
1,991,161	Cenovus Energy, Inc.	52,188,330
1,111,109	Hess Corp.	69,499,867
1,587,872	Petroleo Brasileiro S.A. (U.S. Shares)	62,863,852
		184,552,049
Optical Supplies – 0.3%
99,107	Alcon, Inc. (U.S. Shares)**	16,011,727
Power Converters and Power Supply Equipment – 0.2%
699,275	Suntech Power Holdings Co., Ltd. (ADR)*	9,803,836
Real Estate Operating/Development – 0.3%
4,090,000	Hang Lung Properties, Ltd.	16,488,537
Retail – Building Products – 0.9%
1,609,101	Home Depot, Inc.	52,054,417
Retail – Discount – 0.5%
571,380	Target Corp.	30,054,588
Retail – Drug Store – 0.6%
861,062	CVS Caremark Corp.**	31,480,427
Retail – Jewelry – 0.2%
198,998	Tiffany & Co.	9,450,415
Retail – Regional Department Stores – 0.5%
569,760	Kohl’s Corp.*	31,211,453
Semiconductor Components/Integrated Circuits – 0.3%
819,370	Marvell Technology Group, Ltd.*	16,698,761
Soap and Cleaning Preparations – 1.8%
1,821,142	Reckitt Benckiser Group PLC**	99,944,932
Telecommunication Equipment – Fiber Optics – 1.0%
2,745,098	Corning, Inc.	55,478,431
Television – 0.7%
2,759,144	CBS Corp. – Class B	38,462,467
Tobacco – 2.7%
1,493,186	Altria Group, Inc.	30,640,177
2,326,236	Philip Morris International, Inc.	121,336,469
		151,976,646
Toys – 0.5%
1,142,925	Mattel, Inc.	25,990,115
Transportation – Railroad – 2.0%
1,228,169	Canadian National Railway Co. (U.S. Shares)	74,414,760
534,023	Union Pacific Corp.	39,143,886
		113,558,646
Wireless Equipment – 0.9%
1,222,972	QUALCOMM, Inc.	51,352,594

Total Common Stock (cost $2,729,803,046)		3,335,589,003

Corporate Bonds – 29.8%
Advertising Services – 0.2%
$1,687,000	WPP Finance UK, 5.8750%, 6/15/14**	1,783,825
6,701,000	WPP Finance UK, 8.0000%, 9/15/14**	7,699,369
		9,483,194
Agricultural Chemicals – 0.1%
$6,117,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	6,709,939
Apparel Manufacturers – 0.1%
6,798,000	Hanesbrands, Inc., 3.8308%, 12/15/14‡	6,492,090
Automotive – Cars and Light Trucks – 0.2%
11,752,000	Daimler Finance North America LLC 6.5000%, 11/15/13	13,028,737
Beverages – Non-Alcoholic – 0.2%
9,196,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	10,225,557
3,646,000	PepsiCo, Inc., 3.7500%, 3/1/14	3,812,035
		14,037,592
Brewery – 0.9%
12,876,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	14,751,106
17,280,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	20,552,521
17,876,000	Anheuser-Busch InBev Worldwide, Inc. 5.3750%, 1/15/20	18,440,542
		53,744,169
Building – Residential and Commercial – 0.2%
4,094,000	D.R. Horton, Inc., 7.8750%, 8/15/11	4,324,288
5,860,000	MDC Holdings, Inc., 5.3750%, 12/15/14	5,851,104
4,075,000	Ryland Group, 5.3750%, 5/15/12	4,115,750
		14,291,142
Building and Construction Products – Miscellaneous – 0.1%
5,893,000	Owens Corning, 9.0000%, 6/15/19	6,944,352
Building Products – Cement and Aggregate – 0.3%
2,298,000	CRH America Inc., 5.6250%, 9/30/11	2,408,437
4,116,000	CRH America Inc., 6.9500%, 3/15/12	4,474,849
10,416,000	Hanson, Ltd., 6.1250%, 8/15/16**	10,305,706
		17,188,992
Cable Television – 1.0%
17,798,000	Comcast Corp., 5.7000%, 5/15/18	18,871,042
6,919,000	Comcast Corp., 5.1500%, 3/1/20	6,981,181
6,017,000	Comcast Corp., 6.5500%, 7/1/39	6,226,741
6,907,000	Comcast Corp., 6.4000%, 3/1/40	7,020,489
9,661,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	10,274,531
4,071,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	5,163,367
		54,537,351
Casino Hotels – 0.1%
4,040,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14	4,231,900
Casino Services – 0.3%
15,057,000	International Game Technology 7.5000%, 6/15/19	17,054,160
Chemicals – Diversified – 0.4%
5,924,000	Dow Chemical Co., 7.6000%, 5/15/14	6,762,791
11,530,000	Dow Chemical Co., 8.5500%, 5/15/19	13,948,314
		20,711,105

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Coatings and Paint Products – 0.4%
$12,151,000	RPM International, Inc. 6.1250%, 10/15/19	$12,634,926
9,732,000	Sherwin-Williams Co. 3.1250%, 12/15/14	9,779,852
		22,414,778
Commercial Banks – 1.7%
20,093,000	American Express Bank FSB 5.5000%, 4/16/13	21,519,101
7,849,000	BB&T Corp., 5.7000%, 4/30/14	8,529,186
8,739,000	Credit Suisse New York 5.0000%, 5/15/13**	9,392,476
14,013,000	Credit Suisse New York 5.5000%, 5/1/14**	15,252,198
7,175,000	Credit Suisse New York 5.4000%, 1/14/20**	7,231,087
24,574,000	Discover Bank, 8.7000%, 11/18/19	26,915,213
5,408,000	Zions Bancorp, 7.7500%, 9/23/14	5,454,617
		94,293,878
Computer Services – 0.4%
18,433,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	18,502,124
5,234,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	5,391,020
		23,893,144
Computers – Integrated Systems – 0.1%
1,463,000	Brocade Communications Systems, Inc. 6.6250%, 1/15/18 (144A)	1,488,603
1,806,000	Brocade Communications Systems, Inc. 6.8750%, 1/15/20 (144A)	1,842,120
		3,330,723
Computers – Memory Devices – 0.4%
11,612,000	Seagate Technology 6.3750%, 10/1/11	12,018,420
8,728,000	Seagate Technology 10.0000%, 5/1/14 (144A)	9,884,460
		21,902,880
Consulting Services – 0%
1,545,000	FTI Consulting Inc., 7.7500%, 10/1/16	1,575,900
Containers – Paper and Plastic – 0.1%
554,000	Rock-Tenn Co. 9.2500% 3/15/16 (144A)	603,860
3,194,000	Rock-Tenn Co. 9.2500%, 3/15/16	3,481,460
		4,085,320
Cosmetics and Toiletries – 0%
2,581,000	Estee Lauder Cos., Inc. 7.7500%, 11/1/13	3,000,206
Dialysis Centers – 0.2%
10,300,000	DaVita, Inc., 6.6250%, 3/15/13	10,364,375
Diversified Banking Institutions – 1.0%
11,915,000	Citigroup, Inc., 5.6250%, 8/27/12	12,490,054
9,808,000	Citigroup, Inc., 5.3000%, 10/17/12	10,301,313
10,194,000	Citigroup, Inc., 6.0100%, 1/15/15	10,709,490
9,207,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	9,996,058
3,300,000	Morgan Stanley, 6.7500%, 4/15/11	3,483,638
$3,139,000	Morgan Stanley, 5.2500%, 11/2/12	3,345,923
5,256,000	Morgan Stanley, 5.6250%, 9/23/19	5,237,467
2,252,000	Morgan Stanley, 5.5000%, 1/26/20	2,202,769
		57,766,712
Diversified Financial Services – 1.4%
14,679,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	15,341,096
4,290,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,559,112
6,061,000	General Electric Capital Corp. 5.9000%, 5/13/14	6,668,591
28,295,000	General Electric Capital Corp. 6.0000%, 8/7/19	29,898,448
14,924,000	General Electric Capital Corp. 5.5000%, 1/8/20	15,226,435
5,285,000	General Electric Capital Corp. 6.1500%, 8/7/37	5,168,233
		76,861,915
Diversified Minerals – 1.0%
4,443,000	Teck Resources, Ltd. 7.0000%, 9/15/12	4,781,779
14,514,000	Teck Resources, Ltd. 9.7500%, 5/15/14	17,199,089
3,563,000	Teck Resources, Ltd. 5.3750%, 10/1/15	3,638,714
3,709,000	Teck Resources, Ltd. 10.2500%, 5/15/16	4,413,710
7,375,000	Teck Resources, Ltd. 10.7500%, 5/15/19	9,034,375
18,497,000	Teck Resources, Ltd. 6.1250%, 10/1/35	16,878,513
		55,946,180
Diversified Operations – 0.4%
19,168,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12**	20,638,741
2,083,000	Tyco International Finance S.A. 4.1250%, 10/15/14**	2,153,785
		22,792,526
Electric – Generation – 0.1%
5,970,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	6,584,492
Electric – Integrated – 0.6%
8,138,000	CMS Energy Corp., 6.3000%, 2/1/12	8,495,657
5,919,000	CMS Energy Corp., 1.2013%, 1/15/13‡	5,637,848
4,028,000	Pacific Gas & Electric Co. 4.2000%, 3/1/11	4,146,331
5,422,000	PPL Energy Supply LLC 5.7000%, 10/15/15	5,734,367
8,412,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	9,155,796
		33,169,999

See Notes to Schedules of Investments and Financial Statements.

16 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Electronic Components – Semiconductors – 0.5%
$12,422,000	National Semiconductor Corp. 6.1500%, 6/15/12	$13,432,989
12,580,000	National Semiconductor Corp. 3.9500%, 4/15/15	12,492,695
4,126,000	National Semiconductor Corp. 6.6000%, 6/15/17	4,479,722
		30,405,406
Electronic Connectors – 0.3%
17,450,000	Amphenol Corp., 4.7500%, 11/15/14	17,950,623
Electronics – Military – 0.8%
9,862,000	L-3 Communications Corp. 6.1250%, 7/15/13	10,009,930
6,221,000	L-3 Communications Corp. 6.1250%, 1/15/14	6,329,868
2,124,000	L-3 Communications Corp. 5.8750%, 1/15/15	2,161,170
25,381,000	L-3 Communications Corp. 6.3750%, 10/15/15	26,047,251
		44,548,219
Enterprise Software/Services – 0.3%
14,344,000	BMC Software, Inc., 7.2500%, 6/1/18	15,746,829
Finance – Auto Loans – 0.6%
5,215,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	5,340,035
11,428,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	11,713,346
5,933,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	6,134,075
6,404,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	6,631,220
5,165,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	5,437,485
		35,256,161
Finance – Credit Card – 0.4%
4,272,000	American Express Co. 7.0000%, 3/19/18	4,852,103
9,175,000	American Express Co. 8.1250%, 5/20/19	11,112,751
2,824,000	American Express Co. 6.8000%, 9/1/66‡	2,753,400
5,032,000	American Express Credit Co. 7.3000%, 8/20/13	5,647,982
		24,366,236
Finance – Investment Bankers/Brokers – 0.8%
14,996,000	Charles Schwab Corp., 4.9500%, 6/1/14	15,989,154
10,729,000	Jefferies Group, Inc., 8.5000%, 7/15/19	11,902,141
436,000	Lazard Group LLC, 7.1250%, 5/15/15	457,799
8,483,000	Lazard Group LLC, 6.8500%, 6/15/17	8,632,369
4,300,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	4,325,645
5,358,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	5,413,027
		46,720,135
Finance – Other Services – 0.4%
$3,439,000	Cantor Fitzgerald L.P. 7.8750%, 10/15/19 (144A)	3,446,387
10,904,000	CME Group, Inc., 5.7500%, 2/15/14	11,970,586
7,148,000	NASDAQ OMX Group, Inc. 4.0000%, 1/15/15	7,113,861
		22,530,834
Food – Meat Products – 0.3%
5,169,000	Smithfield Foods, Inc. 7.0000%, 8/1/11	5,278,841
10,390,000	Tyson Foods Inc., 7.8500%, 4/1/16	11,169,250
		16,448,091
Food – Miscellaneous/Diversified – 0.5%
1,865,000	Kellogg Co., 4.2500%, 3/6/13	1,970,276
3,120,000	Kraft Foods, Inc., 2.6250%, 5/8/13	3,143,456
3,625,000	Kraft Foods, Inc., 6.1250%, 2/1/18	3,967,164
3,474,000	Kraft Foods, Inc., 5.3750%, 2/10/20	3,530,817
7,968,000	Kraft Foods, Inc., 6.8750%, 1/26/39	8,628,460
8,663,000	Kraft Foods, Inc., 6.5000%, 2/9/40	8,977,302
		30,217,475
Food – Retail – 0.2%
8,190,000	Delhaize Group, 5.8750%, 2/1/14**	8,955,380
Investment Management and Advisory Services – 1.0%
9,969,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	11,550,542
3,497,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	3,537,709
8,776,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	8,710,180
17,427,000	BlackRock, Inc., 3.5000%, 12/10/14	17,641,072
8,911,000	BlackRock, Inc., 5.0000%, 12/10/19	8,920,143
6,925,000	FMR LLC, 6.4500%, 11/15/39 (144A)	6,578,044
		56,937,690
Life and Health Insurance – 0.5%
11,256,000	Aflac, Inc., 6.9000%, 12/17/39	11,600,040
11,525,000	Prudential Financial, Inc. 3.6250%, 9/17/12	11,852,759
2,076,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,133,186
4,361,000	Prudential Financial, Inc. 7.3750%, 6/15/19	5,001,142
		30,587,127
Medical – Biomedical and Genetic – 0.1%
1,744,000	Amgen, Inc., 4.5000%, 3/15/20	1,741,173
3,791,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	3,828,910
		5,570,083
Medical – Drugs – 0.2%
7,742,000	Novartis Capital Corp. 1.9000%, 4/24/13	7,737,634
2,494,000	Novartis Capital Corp. 4.4000%, 4/24/20	2,493,344
		10,230,978

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Medical – Hospitals – 0.4%
$7,104,000	HCA, Inc., 8.7500%, 9/1/10	$7,246,080
12,508,000	HCA, Inc., 9.2500%, 11/15/16	13,297,568
3,247,000	HCA, Inc., 8.5000%, 4/15/19 (144A)	3,492,554
		24,036,202
Medical – Wholesale Drug Distributors – 0.2%
4,681,000	McKesson Corp., 6.5000%, 2/15/14	5,228,377
4,070,000	McKesson Corp., 7.5000%, 2/15/19	4,825,954
		10,054,331
Medical Labs and Testing Services – 0.5%
4,012,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	4,342,966
14,749,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	15,591,934
8,852,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	9,782,567
		29,717,467
Medical Products – 0.4%
7,522,000	CareFusion Corp. 4.1250%, 8/1/12	7,845,401
5,654,000	CareFusion Corp. 5.1250%, 8/1/14	6,000,438
9,465,000	Hospira, Inc., 6.4000%, 5/15/15	10,497,044
		24,342,883
Metal – Aluminum – 0.2%
3,568,000	Alcoa, Inc., 6.7500%, 7/15/18	3,697,761
7,853,000	Alcoa, Inc., 5.9500%, 2/1/37	6,438,887
		10,136,648
Metal – Copper – 0.1%
3,547,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	3,946,038
Multi-Line Insurance – 0.2%
3,980,000	MetLife, Inc., 6.7500%, 6/1/16	4,460,199
4,563,000	MetLife, Inc., 7.7170%, 2/15/19	5,328,042
		9,788,241
Multimedia – 0.2%
14,022,000	Time Warner, Inc., 4.8750%, 3/15/20	13,699,943
Non-Hazardous Waste Disposal – 0.2%
10,737,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	11,663,066
Office Automation and Equipment – 0.1%
1,344,000	Xerox Corp., 5.6500%, 5/15/13	1,441,506
3,459,000	Xerox Corp., 8.2500%, 5/15/14	4,016,327
2,482,000	Xerox, Corp., 5.6250%, 12/15/19	2,551,216
		8,009,049
Oil and Gas Drilling – 0.1%
5,546,000	Nabors Industries, Inc. 9.2500%, 1/15/19	6,898,553
Oil Companies – Exploration and Production – 0.5%
9,452,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	10,297,680
15,193,000	Forest Oil Corp., 8.0000%, 12/15/11	16,028,615
		26,326,295
Oil Companies – Integrated – 0.1%
$5,110,000	Shell International Finance BV 1.8750%, 3/25/13**	5,104,992
Oil Refining and Marketing – 0.3%
777,000	Frontier Oil Corp., 8.5000%, 9/15/16	796,425
7,223,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	7,561,036
7,943,000	Motiva Enterprises LLC 6.8500%, 1/15/40 (144A)	8,559,719
		16,917,180
Pharmacy Services – 0.4%
12,748,000	Express Scripts, Inc. 5.2500%, 6/15/12	13,592,606
10,873,000	Express Scripts, Inc. 6.2500%, 6/15/14	12,046,556
		25,639,162
Pipelines – 0.5%
1,773,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	1,794,648
2,621,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,811,140
12,610,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	12,357,801
3,762,000	Midcontinent Express Pipeline LLC 5.4500%, 9/15/14 (144A)	3,895,137
3,475,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	3,610,310
2,766,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	3,374,431
3,487,000	Williams Partners L.P. 3.8000%, 2/15/15 (144A)	3,480,744
		31,324,211
Real Estate Management/Services – 0.3%
7,128,000	AMB Property L.P., 6.1250%, 12/1/16	7,287,910
7,131,000	AMB Property L.P., 6.6250%, 12/1/19	7,257,846
		14,545,756
Reinsurance – 0.9%
10,310,000	Berkshire Hathaway Finance Corp. 1.4000%, 2/10/12	10,362,756
17,635,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	18,567,327
10,335,000	Berkshire Hathaway Finance Corp. 2.1250%, 2/11/13	10,418,558
10,372,000	Berkshire Hathaway Finance Corp. 3.2000%, 2/11/15	10,460,536
		49,809,177
REIT – Diversified – 0.1%
3,578,000	Digital Realty Trust L.P. 5.8750%, 2/1/20 (144A)	3,498,676
REIT – Health Care – 0.3%
10,101,000	HCP, Inc., 6.4500%, 6/25/12	10,709,576
3,606,000	HCP, Inc., 5.6500%, 12/15/13	3,769,384
1,306,000	Ventas Realty L.P., 6.7500%, 4/1/17	1,340,866
		15,819,826

See Notes to Schedules of Investments and Financial Statements.

18 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

REIT – Office Property – 0.4%
$3,545,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	$3,483,973
16,994,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	17,283,204
		20,767,177
REIT – Warehouse/Industrial – 0.3%
4,004,000	ProLogis, 7.3750%, 10/30/19	4,110,194
10,492,000	ProLogis, 6.8750%, 3/15/20	10,363,326
		14,473,520
Resorts and Theme Parks – 0%
2,855,000	Vail Resorts, Inc., 6.7500%, 2/15/14	2,865,706
Retail – Apparel and Shoe – 0.5%
1,368,000	Limited Brands, Inc. 6.1250%, 12/1/12	1,436,400
5,929,000	Limited Brands, Inc. 6.9000%, 7/15/17	6,047,580
4,804,000	Limited Brands, Inc. 8.5000%, 6/15/19	5,356,460
6,537,000	Limited Brands, Inc. 7.6000%, 7/15/37	6,161,123
7,754,000	Nordstrom, Inc., 6.7500%, 6/1/14	8,706,958
		27,708,521
Retail – Computer Equipment – 0%
1,904,000	GameStop Corp., 8.0000%, 10/1/12	1,975,400
Retail – Propane Distribution – 0.1%
3,425,000	Ferrellgas L.P., 8.6250%, 6/15/20	3,425,000
Retail – Regional Department Stores – 1.0%
3,689,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	4,131,680
4,300,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	4,558,000
4,012,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	4,017,015
1,591,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	1,481,619
5,057,000	JC Penney Corp., Inc. 7.4000%, 4/1/37	5,057,000
5,778,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	6,038,010
11,949,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	12,187,980
11,646,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	11,616,885
5,471,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	5,197,450
		54,285,639
Retail – Restaurants – 0.4%
12,665,000	Brinker International, 5.7500%, 6/1/14	13,107,426
8,015,000	Darden Restaurants Inc. 5.6250%, 10/15/12	8,643,328
		21,750,754
Steel – Producers – 0.1%
2,854,000	ArcelorMittal, 5.3750%, 6/1/13**	3,037,835
2,389,000	ArcelorMittal, 9.0000%, 2/15/15**	2,853,245
		5,891,080
Super-Regional Banks – 0.4%
$5,101,000	National City Corp. 6.8750%, 5/15/19	5,667,920
3,492,000	PNC Funding Corp., 3.6250%, 2/8/15	3,512,921
5,195,000	PNC Funding Corp., 5.1250%, 2/8/20	5,233,142
3,502,000	Wells Fargo Capital 3.6250%, 4/15/15	3,474,663
5,146,000	Wells Fargo Capital 7.7000%, 9/26/99‡	5,313,245
		23,201,891
Telecommunication Services – 0.1%
5,359,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18 (144A)**	5,372,398
Telephone – Integrated – 0.8%
18,061,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	18,647,983
23,572,000	Sprint Capital Corp., 7.6250%, 1/30/11	24,249,695
		42,897,678
Television – 0.7%
6,562,000	CBS Corp., 6.6250%, 5/15/11	6,891,170
9,591,000	CBS Corp., 8.2000%, 5/15/14	11,197,521
16,763,000	CBS Corp., 8.8750%, 5/15/19	20,249,771
4,254,000	CBS Corp., 5.7500%, 4/15/20	4,272,284
		42,610,746
Transportation – Railroad – 0.2%
2,771,631	CSX Corp., 8.3750%, 10/15/14	3,210,519
2,716,000	Kansas City Southern de Mexico S.A. de C.V. 7.6250%, 12/1/13	2,777,110
1,177,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18 (144A)	1,206,425
2,489,000	Kansas City Southern Railway 13.0000%, 12/15/13	2,961,910
		10,155,964

Total Corporate Bonds (cost $1,591,109,041)		1,691,568,188

Preferred Stock – 0.3%
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co. 8.0000% (144A)	2,005,094
Metal – Copper – 0.3%
124,773	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500%	14,469,925

Total Preferred Stock (cost $8,470,594)		16,475,019

U.S. Treasury Notes/Bonds – 7.7%
	U.S. Treasury Notes/Bonds:
$15,920,000	0.8750%, 1/31/11	15,984,667
14,394,000	1.1250%, 6/30/11	14,498,587
19,756,000	1.0000%, 10/31/11	19,824,692
3,417,000	1.0000%, 12/31/11	3,423,807
66,547,000	0.8750%, 1/31/12	66,469,006
51,749,000	1.3750%, 2/15/12	52,151,245
22,444,000	0.8750%, 2/29/12	22,397,541
10,559,000	1.3750%, 9/15/12	10,582,103
2,065,000	1.3750%, 1/15/13	2,058,386
25,069,000	2.7500%, 10/31/13	25,795,600
15,740,000	1.7500%, 1/31/14	15,561,697

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

U.S. Treasury Notes/Bonds – (continued)
$46,196,000	1.8750%, 2/28/14	$45,806,198
3,734,000	2.6250%, 7/31/14	3,785,051
3,351,000	2.3750%, 8/31/14	3,358,855
3,411,000	2.3750%, 9/30/14	3,412,064
808,000	2.1250%, 11/30/14	797,395
5,676,000	2.6250%, 12/31/14	5,716,799
45,029,000	2.2500%, 1/31/15	44,540,030
53,135,000	2.3750%, 2/28/15	52,769,962
25,863,000	3.3750%, 11/15/19	24,955,778
4,526,000	3.6250%, 2/15/20	4,448,918

Total U.S. Treasury Notes/Bonds (cost $439,090,864)		438,338,381

Money Market – 3.4%
191,577,723	Janus Cash Liquidity Fund LLC, 0% (cost $191,577,723)	191,577,723

Total Investments (total cost $4,960,051,268) – 100.0%		5,673,548,314

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(968,914)

Net Assets – 100%		$5,672,579,400

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,112,177	0.4%
Belgium	97,851,584	1.7%
Bermuda	16,698,761	0.3%
Brazil	121,075,183	2.1%
Canada	288,697,817	5.1%
Cayman Islands	31,706,716	0.6%
Germany	31,363,897	0.5%
Hong Kong	34,368,085	0.6%
India	30,594,550	0.5%
Ireland	51,949,246	0.9%
Luxembourg	28,683,605	0.5%
Mexico	3,983,535	0.1%
Netherlands	5,104,992	0.1%
Switzerland	412,420,327	7.3%
United Kingdom	207,976,249	3.7%
United States††	4,287,961,590	75.6%

Total	$5,673,548,314	100.0%

††	Includes Cash Equivalents (72.2% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 4/8/10	7,500,000	$11,379,499	$(82,999)
British Pound 4/22/10	39,910,000	60,547,675	2,271,463
British Pound 5/6/10	9,675,000	14,676,603	(139,722)
Euro 4/8/10	4,800,000	6,482,384	189,616
Euro 4/22/10	14,980,000	20,230,759	293,040
Euro 5/6/10	220,000	297,117	4,274
Swiss Franc 4/22/10	28,000,000	26,567,314	(418,395)
Swiss Franc 5/6/10	48,900,000	46,404,043	(262,391)

Total		$186,585,394	$1,854,886

See Notes to Schedules of Investments and Financial Statements.

20 | MARCH 31, 2010

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of market capitalization or geography, and capitalize on asymmetrical risk/reward opportunities.
David Decker portfolio manager

During the period October 31 2009 through March 31 2010, Contrarian Fund’s Class T Shares generated a return of 22.38%, outperforming the 13.87% return of the S&P 500® Index, the Fund’s primary index. Following a very strong rebound off the March 2009 bottom, the market continued to grind higher as the global economy continued to recover.

There is an interesting tendency in investor behavior (indeed human behavior) to heavily weight the environment just experienced when considering future investment behavior. For example, when market conditions are very favorable, investor psychology becomes more positive, leading to a willingness to take on more risk. Conversely, when market conditions are very unfavorable, investor psychology becomes more negative, leading to an unwillingness to take on more risk. The problem with this natural reaction is that it means that investors become most risk averse after the worst has occurred and most risk seeking after the best has occurred (I believe this explains why most investors substantially underperform not only the indexes, but mutual funds as well – they sell when the damage is almost complete and they reenter the market too late).

An important aspect of the discussion above is the fact that I believe that markets and stocks vacillate around their true value (which hopefully increases over time). When a company’s stock gets further and further from its fair value (in either direction), like a rubber band, it will eventually come back to fair value. Importantly, this means that the more a stock goes down, the less risky it becomes (even if fundamentals are worsening because now its price reflects these worsening fundamentals), and conversely, the more it goes up, the more risky it becomes. Though most would not argue with this assertion, actual investor behavior suggests this is not the case.

The reason that understanding this aspect of investor behavior is important is that the core of contrarian investing is about resisting the temptation to sell at the bottom (indeed one should invest with abandon at the bottom), because one understands that stocks will ultimately revert toward fair value. I believe this dynamic explains why the recent recovery in the market has been so frustrating for those who have stood on the side-lines waiting for the eyes of the recovery to give them the all clear signal to get back in. In fact, investors remain for the most part skeptical rather than complacent, and this is why I remain sanguine (though certainly less so as I will discuss later) in the valuations of many stocks globally, despite the substantial recovery in prices.

What Worked

During the period a number of our positions performed well as the economic recovery led to more rapidly improving business conditions in positions such as UAL Corp. (parent of United Airlines), commercial real estate services provider CB Richard Ellis Group, Inc., and mortgage insurer Radian Group, Inc. In the case of United Airlines (as well as Continental Airlines, Inc., another holding in the Fund), it became clear to us that not only was the highly profitable business traffic improving, but importantly capacity was being taken out of the system. This has kept pricing and yield firm, more than offsetting rising oil prices. While I am always hesitant to say “it is different this time,” particularly for an industry with a history of massive shareholder value destruction, significant consolidation in the industry (Delta Air Lines, Inc. merging with Northwest and the recently announced United Airlines/Continental merger) may lead to substantially better earnings than in the past.

Two new positions, JSW Steel, Ltd. and Perrigo Co. were important contributors to the return of the portfolio.

JSW is one of the largest steel producers in India and is rapidly becoming one of the lowest cost producers in the world through vertical input integration. It is also one of the fastest growing steel companies in the world. I remain confident in the sustainability of economic growth in India and in particular, its need for steel based infrastructure – roads, power plants, etc.

Perrigo is the largest manufacturer of store brand over-the-counter (OTC) pharmaceuticals. Perrigo provides a

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

product that is not only cheaper than branded OTC products for the consumer, but more profitable for the retailer. We believe that OTC pharmaceuticals will continue to take share due to the value proposition for both the consumer and the retailer, and Perrigo is a primary beneficiary of this dynamic.

What Didn’t Work

Two investments that performed poorly during the period were Motorola, Inc. and SandRidge Energy, Inc., a natural gas exploration company.

While it is no secret that Motorola faces increasing competition in the wireless handset market, we believe that the current market value of Motorola ascribes very little (if any) value to the handset division after considering the value of the other parts of the company. For this reason, despite the weak performance during the period, I have maintained the position.

On the other hand, I decided to sell SandRidge at a loss after deciding that the very difficult environment for natural gas will likely persist for a very long time due to the fact that there is simply a glut of it in this country. Until demand for natural gas catches up with the enormous supply coming out of the huge shale plays, the economics of the industry will remain very difficult.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Concluding Comments

In conclusion, while the global economy looks substantially better than it did a year ago, risk and uncertainty still exist. Debt levels remain high in the U.S. and Europe, and the crisis in Greece is increasingly concerning. Moreover, inflation in Asia continues to rise, and economic growth in the U.S. is by no means self-sustaining given persistently high unemployment (though I do expect employment to improve in the coming quarters). Accordingly, while I believe valuations remain attractive, investment opportunities aren’t nearly as plentiful. However, consistent with the four themes I outlined in my letter of October 31, 2009 (high dividend yield, beneficiaries of the growing Asian consumer, beneficiaries of overall Asian economic growth, and special situations), we are still finding opportunities globally that I believe will generate strong risk adjusted returns in the coming years.

Thank you for your continued investment in Janus Contrarian Fund.

22 | MARCH 31, 2010

(unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

St. Joe Co.	2.05%
UAL Corp.	1.91%
CB Richard Ellis Group, Inc. – Class A	1.66%
Kinder Morgan Management LLC	1.34%
JSW Steel, Ltd.	1.22%

5 Bottom Performers – Holdings

Contribution

Motorola, Inc.	–0.63%
A123 Systems, Inc.	–0.23%
BG Group PLC	–0.17%
SandRidge Energy, Inc.	–0.16%
Ultra Petroleum Corp.	–0.16%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	8.89%	33.37%	14.97%
Industrials	3.34%	8.91%	10.34%
Consumer Discretionary	2.52%	12.53%	9.68%
Consumer Staples	1.81%	12.19%	11.52%
Materials	1.75%	6.22%	3.52%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–0.39%	3.32%	19.12%
Telecommunication Services	0.00%	0.00%	2.99%
Other**	0.07%	0.31%	0.00%
Utilities	0.26%	5.70%	3.62%
Energy	1.45%	12.45%	11.56%

*	Based on sector classification according to the Global Industry Classification Standard codes (“GICS”), which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

St. Joe Co. Real Estate Operating/Development	6.4%
Kinder Morgan Management LLC Pipelines	5.1%
British American Tobacco PLC Tobacco	4.5%
JSW Steel, Ltd. Steel – Producers	4.3%
CB Richard Ellis Group, Inc. – Class A Real Estate Management/Services	3.9%

24.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 19.2% of total net assets.

Top Country Allocations – Long Positions – (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

24 | MARCH 31, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	22.26%	74.59%	6.63%	5.31%	6.09%	1.33%	1.23%
MOP	15.25%	64.55%	5.37%	4.69%	5.47%

Janus Contrarian Fund – Class C Shares
NAV	21.78%	72.37%	5.84%	4.52%	5.30%	2.28%	1.98%
CDSC	20.57%	70.65%	5.84%	4.52%	5.30%

Janus Contrarian Fund – Class D Shares(1)	22.38%	75.10%	6.80%	5.46%	6.24%	0.94%	0.94%

Janus Contrarian Fund – Class I Shares	22.38%	75.10%	6.80%	5.46%	6.24%	0.84%	0.84%

Janus Contrarian Fund – Class R Shares	22.11%	73.48%	6.17%	4.84%	5.61%	1.57%	1.57%

Janus Contrarian Fund – Class S Shares	22.26%	74.24%	6.43%	5.10%	5.88%	1.32%	1.32%

Janus Contrarian Fund – Class T Shares	22.38%	75.10%	6.80%	5.46%	6.24%	1.07%	1.07%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	0.28%

Morgan Stanley Capital International All Country World Indexsm	9.60%	55.48%	3.94%	0.62%	1.26%

Lipper Quartile – Class T Shares	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	41/805	16/539	34/234	37/230

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

The Fund held approximately 17.4% of its investments in Indian securities as of March 31, 2010, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Effective February 16, 2010, Janus Contrarian Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Contrarian Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Contrarian Fund (the “JAD predecessor fund”) into corresponding shares of Janus Contrarian Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Contrarian Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

26 | MARCH 31, 2010

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

Janus Growth & Core Funds | 27

Janus Contrarian Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,222.60	$5.38

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,218.90	$8.86

Hypothetical (5% return before expenses)	$1,000.00	$1,015.31	$9.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,103.40	$1.01

Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,223.80	$3.50

Hypothetical (5% return before expenses)	$1,000.00	$1,021.14	$3.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,221.10	$6.80

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,222.60	$5.65

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,223.80	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

†	Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 1.93% for Class C Shares, 0.76% for Class I Shares, 1.48% for Class R Shares, 1.23% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.80% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers of Janus Capital.

28 | MARCH 31, 2010

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Common Stock – 97.1%
Airlines – 3.9%
3,233,180	Continental Airlines, Inc. – Class B*	$71,032,965
5,365,542	UAL Corp.*	104,896,346
		175,929,311
Broadcast Services and Programming – 1.0%
1,577,302	Liberty Global, Inc. – Class C*	45,568,255
Cable Television – 0.7%
967,283	DIRECTV – Class A*	32,703,838
Commercial Banks – 6.3%
5,177,948	ICICI Bank, Ltd.	109,868,467
1,961,404	ICICI Bank, Ltd. (ADR)	83,751,951
1,166,400	Sumitomo Mitsui Financial Group, Inc.	38,559,709
1,570,600	Sumitomo Mitsui Financial Group, Inc.	51,922,050
		284,102,177
Computers – 0.5%
165,155	International Business Machines Corp.	21,181,129
Diversified Banking Institutions – 2.2%
5,525,908	Bank of America Corp.	98,637,458
Electric – Generation – 1.3%
12,481,587	NTPC, Ltd.	57,625,505
Electric – Integrated – 0.4%
1,472,300	Light S.A.	19,937,137
Electric – Transmission – 1.7%
32,210,129	Power Grid Corp. of India, Ltd.	76,883,834
Finance – Auto Loans – 2.8%
5,348,130	AmeriCredit Corp.*,**	127,071,569
Finance – Consumer Loans – 0.6%
2,071,235	SLM Corp.*	25,931,862
Financial Guarantee Insurance – 4.5%
5,801,900	Assured Guaranty, Ltd.	127,467,743
1,400,230	PMI Group, Inc.*	7,589,247
4,129,785	Radian Group, Inc.	64,589,837
		199,646,827
Food – Dairy Products – 0.6%
418,112	Nestle India, Ltd.	24,926,051
Food – Miscellaneous/Diversified – 3.0%
2,642,717	Nestle S.A.	135,382,523
Food – Retail – 0.9%
6,187,744	Tesco PLC**	40,882,655
Forestry – 2.1%
2,394,233	Plum Creek Timber Co., Inc.**	93,159,606
Medical – Drugs – 2.5%
2,082,950	Forest Laboratories, Inc.*	65,321,312
609,015	Novo Nordisk A/S (ADR)	46,967,237
		112,288,549
Medical – Generic Drugs – 5.8%
3,975,285	Mylan, Inc.*	90,278,722
2,171,630	Perrigo Co.	127,518,114
691,990	Teva Pharmaceutical S.P. (ADR)	43,650,729
		261,447,565
Metal Processors and Fabricators – 0.9%
6,906,937	Bharat Forge, Ltd.	39,135,207
Multi-Line Insurance – 0.5%
1,258,125	Genworth Financial, Inc. – Class A*	23,074,013
Oil Companies – Exploration and Production – 3.4%
8,910,540	Denbury Resources, Inc.*,**	150,320,810
Oil Companies – Integrated – 0.9%
2,227,622	BG Group PLC**	38,548,301
Pipelines – 5.1%
3,920,995	Kinder Morgan Management LLC*,**	229,848,727
Power Converters and Power Supply Equipment – 0.1%
296,730	Yingli Green Energy Holding Company, Ltd.*	3,780,340
Real Estate Management/Services – 3.9%
11,000,850	CB Richard Ellis Group, Inc. – Class A*,**	174,363,473
Real Estate Operating/Development – 11.1%
13,636,955	CapitaLand, Ltd.	38,709,217
2,710,775	DB Realty Ltd.*	27,687,466
3,382,514	DB Realty Ltd.*	34,548,511
26,693,000	Hang Lung Properties, Ltd.	107,610,884
8,898,522	St. Joe Co.*,**,£	287,867,186
		496,423,264
REIT – Mortgage – 0.1%
2,117,228	Gramercy Capital Corp.*	5,907,066
REIT – Warehouse/Industrial – 2.5%
8,386,754	ProLogis**	110,705,153
Resorts and Theme Parks – 2.7%
2,970,340	Vail Resorts, Inc.*,£	119,080,931
Retail – Major Department Stores – 0.8%
3,697,469	Pantaloon Retail India, Ltd.	32,473,316
382,259	Pantaloon Retail India, Ltd. – Class B	2,196,989
		34,670,305
Soap and Cleaning Preparations – 0.7%
588,032	Reckitt Benckiser Group PLC**	32,271,409
Steel – Producers – 6.8%
7,090,612	Jindal Steel & Power, Ltd.	111,058,349
7,064,947	JSW Steel, Ltd.	194,337,191
		305,395,540
Television – 2.8%
8,844,670	CBS Corp. – Class B**	123,294,700
Tobacco – 9.3%
2,181,255	Altria Group, Inc.	44,759,353
5,830,003	British American Tobacco PLC**	200,932,401
45,377	Japan Tobacco, Inc.	168,944,003
		414,635,757
Water – 1.7%
3,417,775	American Water Works Co., Inc.	74,370,784
Wireless Equipment – 3.0%
19,100,520	Motorola, Inc.*,**	134,085,650

Total Common Stock (cost $3,938,518,798)		4,343,217,281

Corporate Bond – 0.7%
REIT – Warehouse/Industrial – 0.7%
$31,151,000	ProLogis, 2.2500%, 4/1/37 (cost $15,949,928)	30,294,348

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 29

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares/Principal/Contract Amounts		Value

Purchased Options – Calls – 1.6%
58,117	Delta Air Lines expires June 2010 exercise price $13.00	$13,490,856
12,739	Ford Motor Co. expires September 2010 exercise price $16.00	515,742
130,819	Ford Motor Co. expires September 2010 exercise price $16.00	5,261,802
12,262	Genzyme Corp. expires July 2010 exercise price $57.50	1,852,564
409,717,130	Kospi 200 Index expires June 2010 exercise price KRW 232.00	1,336,087
830,551,310	Kospi 200 Index expires December 2010 exercise price KRW 228.50	8,363,652
52,738	Motorola, Inc. expires January 2011 exercise price $2.50	23,963,061
53,681	PowerShares DB U.S. Dollar Index Bullish Fund expires June 2010 exercise price $23.00**	5,365,078
28,327	UAL Corp. expires September 2010 exercise price $18.00	11,667,985

Total Purchased Options – Calls (premiums paid $66,651,434)		71,816,827

Purchased Options – Puts – 0.5%
59,000	iShares Russell 2000® Index expires April 2010 exercise price $55.00**	3,345
166,930	iShares Russell 2000® Index expires April 2010 exercise price $67.00	12,873,642
9,833	iShares Russell 2000® Index expires June 2010 exercise price $65.00**	1,913,517
49,166	iShares Russell 2000® Index expires June 2010 exercise price $65.00**	9,567,782

Total Purchased Options – Puts (premiums paid $29,322,574)		24,358,286

Money Market – 2.2%
96,574,956	Janus Cash Liquidity Fund LLC, 0% (cost $96,574,956)	96,574,956

Total Investments (total cost $4,147,017,690) – 102.1%		4,566,261,698

Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(93,240,005)

Net Assets – 100%		$4,473,021,693

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$127,467,743	2.8%
Brazil	19,937,137	0.4%
Cayman Islands	3,780,340	0.1%
Denmark	46,967,237	1.0%
Hong Kong	107,610,884	2.4%
India	794,492,837	17.4%
Israel	43,650,729	1.0%
Japan	259,425,762	5.7%
Singapore	38,709,217	0.8%
Switzerland	135,382,523	3.0%
United Kingdom	312,634,767	6.8%
United States††	2,676,202,522	58.6%

Total	$4,566,261,698	100.0%

††	Includes Cash Equivalents (56.5% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 4/8/10	62,680,000	$95,102,264	$4,684,297
British Pound 4/22/10	64,000,000	97,094,744	3,642,536
British Pound 5/6/10	60,286,500	91,452,301	(870,629)

Total		$283,649,309	$7,456,204

Schedule of Written Options – Calls	Value

iShares Russell 2000® Index expires May 2010 28,785 contracts exercise price $67.00	$(7,426,130)
iShares Russell 2000® Index expires May 2010 28,785 contracts exercise price $68.00	(5,741,030)
PowerShares DB U.S. Dollar Index Bullish Fund expires June 2010 53,681 contracts exercise price $26.00	(68,492)

Total Written Options – Calls
(premiums received $16,426,188)	$(13,235,652)

Schedule of Written Options – Puts
Bank of America Corp. expires January 2011 73,645 contracts exercise price $15.00	$(8,233,349)
Ford Motor Co. expires June 2010 114,847 contracts exercise price $10.00	(2,827,556)
Genzyme Corp. expires July 2010 18,394 contracts exercise price $47.50	(3,237,840)
iShares Russell 2000® Index expires April 2010 166,930 contracts exercise price $62.00	(1,669,300)

See Notes to Schedules of Investments and Financial Statements.

30 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Value

iShares Russell 2000® Index expires June 2010 19,666 contracts exercise price $60.00	(1,797,447)
iShares Russell 2000® Index expires June 2010 98,332 contracts exercise price $60.00	(8,987,417)
UAL Corp. expires September 2010 28,327 contracts exercise price $15.00	(4,195,280)

Total Written Options – Puts
(premiums received $55,722,757)	$(30,948,189)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high quality management teams that wisely allocate capital to fund and drive long-term growth over time.
Brian Demain portfolio manager

Economic Overview

Continuing their rally from March of 2009, U.S. equities recorded strong gains during the five-month period ended March 31, 2010. A pledge from U.S. Federal Reserve (Fed) Chairman Ben Bernanke that the Fed would maintain its accommodative monetary policy for an “extended period” and upbeat economic news that indicated the economic recovery was on track were partially offset by sovereign debt worries, primarily in Greece. Markets retreated modestly in mid-January into early February; however, they regained their uptrend in March to finish near 17-month highs.

Asset Class Overview

Small-cap and mid-cap stocks significantly outperformed large-caps during the period, while value-style indices slightly outperformed growth. Top performing sectors within our index, Russell Midcap® Growth Index, were telecommunications, health care and consumer discretionary, while utilities, consumer staples and materials lagged the index.

Strategy Overview

We continued to focus on what we characterize as higher quality, less volatile names across a variety of sectors, which hampered performance in an environment in which higher beta (more volatile) names outperformed – an unsurprising outcome in a rising market. Our performance has also been hindered from a higher than average market capitalization exposure relative to the index. Longer term, we feel our holdings will outperform.

Our holdings in industrials and information technology (IT) were the primary detractors. A majority of our holdings in both sectors posted gains (double-digit gains in most cases), but overall the returns lagged the index’s holdings, which we feel reflected the outperformance of lower quality names. Within IT, Global Payments, an electronic payments processing provider, was weak during the period. We like the company for its strong presence in Asia via a relationship with U.K. bank HSBC, which should provide strong long-term growth opportunities.

KLA-Tencor Corp., a semiconductor equipment provider, also traded lower. In general, we believe the semiconductor spending environment continues to improve, which should benefit the semiconductor equipment maker. We also think the company, which has improved its operational performance, can continue to gain market share.

athenahealth, Inc., a new holding, was also among individual detractors. The Internet-based company’s revenue cycle management services and automated billing functions help doctors minimize potential billing errors so that they can get payment from insurance companies in a timely manner. From an investment perspective, we like its subscription-based recurring revenue stream and think the services are very appealing to doctors trying to minimize costs in a soft economy.

Contributors to performance included our holdings in financials and telecommunications. Our largest holding during the period, Crown Castle International Corp., was also our largest individual contributor. The wireless tower company continued to perform well amid strong results, which were highlighted by growing numbers of tenants on its towers. We think this could continue as wireless service providers work to upgrade their networks in order to meet growing demand for data transmission. We also believe Crown will be able to improve its free cash flow and generate strong returns on invested capital. Its predictable, long-term contract-driven revenue base remains attractive to us.

tw telecom, inc. (formerly Time Warner Telecom), a provider of managed network services, benefited from good quarterly results and increased optimism in the U.S. economic recovery. We think tw telecom managed the downturn well. We like its historically stable recurring cash flows and long-term growth potential. We also think the company can leverage its asset base to generate strong incremental returns on capital.

32 | MARCH 31, 2010

(unaudited)

Biotechnology holding Celgene Corp. also posted strong gains during the period. Recent trial data on the company’s cancer-fighting drug Revlimid showed high effectiveness in treating multiple myeloma. We think the data suggests a longer usage and duration of treatment, which could drive revenue growth for Celgene. We continue to believe Revlimid is still early in its launch cycle, which in our view makes Celgene an attractive multi-year growth opportunity in the U.S. and Europe.

Outlook

The economic environment and macroeconomic backdrop continues to stabilize, in our view. The bulk of the recession appears to have run its course, and the economy has returned to growth. However, the longer-term outlook is still mixed, with a number of positives and negatives offsetting each other.

Clearly, the economy has been recovering from a very deep trough. Key macroeconomic indicators in the U.S. including the Purchasing Managers Index, spending, confidence, and gross domestic product (GDP), all point to renewed levels of business activity. Unemployment, generally a lagging indicator, is likely to begin to move lower through the year. Companies, many of which went into lockdown mode in late 2008 through 2009, are now beginning to look at growth projects and business reinvestment, rather than cost-cutting and balance sheet management. Consumers, who took a year off from making discretionary purchases of all sorts, are now spending again. The federal government continues to spend stimulus funds. All of these variables argue for a healthy economic backdrop through 2010.

However, the longer-term picture remains much more uncertain. There are a number of positive and negative cross-currents. On the positive side, global GDP growth, corporate balance sheets, and American business culture are significant positives. On the negative side, consumer deleveraging, government balance sheet stress, and the fragile housing market remain concerns.

Growth in emerging markets, including China, Brazil, and India, should benefit American corporations, because many do business in those markets. Companies with strong brands or unique intellectual property should be able to tap into these markets for many years of growth with high returns on capital.

Additionally, corporate balance sheets are in very strong shape. Scarred by two recessions in a decade, corporations have generally, although not universally, pared down debt and bulked up cash. These conservative balance sheets will allow corporations to spend against growth opportunities, which will help drive growth in the U.S.; one company’s capital expenditure is another’s revenue.

As a final positive, the flexible labor markets and entrepreneurial spirit of the United States are genuine positives. One way to measure economic growth is by productivity multiplied by the workforce. The country has exited challenging periods before because new innovations and a labor force free to capitalize on those innovations have driven strong productivity improvements. To the extent corporate America has leaned its cost structure through the recession, it may be able to capitalize on better productivity to drive growth as the economy recovers.

Moving to the negatives, consumer credit continues to shrink at a modest pace. If the deleveraging consumer is a secular, rather than cyclical phenomenon, that will act as a headwind to growth as consumers pay down debt rather than purchase. Other postwar recessions have been marked by a return to greater levels of leverage, which has driven robust recoveries. It remains to be seen whether consumer credit will continue to shrink or will grow again.

The fiscal picture of the United States, and other developed sovereign states, is another headwind. With high debt, continued budget deficits, and large new entitlement programs, the government is in an unsustainable position; either taxes must rise, spending must come down, or real interest rates must go up. While the timing of any of these outcomes is difficult to assess, the outcomes themselves are not. Higher taxes or lower spending would act as a drag on GDP growth, and higher interest rates would be a headwind for capital investment throughout the economy, and therefore also act as a drag on GDP growth.

Finally, the housing market remains fragile. While there are signs of a bottoming, as prices are modestly rising and new home starts appear to be ticking up slightly, there are still potential issues. The Federal Reserve has wrapped up its purchases of mortgage-backed securities (MBS) as of March 31, 2010. To the extent this drives higher mortgage rates it could stall the still nascent housing recovery.

With all of these cross-currents, we are focusing on companies that we believe can succeed in all macroeconomic environments. These are generally companies that exhibit sustainable and predictable growth, with strong management teams, high and stable operating margins, and high or improving returns on invested capital. We look to pay a reasonable price for these companies, and sell them if they achieve our price target or if the

Janus Growth & Core Funds | 33

Janus Enterprise Fund (unaudited)

fundamental story changes materially. We continue to find opportunities that meet these criteria in all sectors of the economy.

Thank you for your investment in Janus Enterprise Fund.

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Crown Castle International Corp.	0.91%
tw telecom, inc.	0.75%
Celgene Corp.	0.71%
Atmel Corp.	0.68%
Jones Lang LaSalle, Inc.	0.66%

5 Bottom Performers – Holdings

Contribution

athenahealth, Inc.	–0.11%
Global Payments, Inc.	–0.10%
KLA-Tencor Corp.	–0.08%
Ultra Petroleum Corp. (U.S. Shares)	–0.08%
Symantec Corp.	–0.08%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	4.42%	28.32%	23.51%
Health Care	3.59%	18.02%	13.55%
Industrials	2.64%	17.39%	14.82%
Financials	2.18%	8.39%	8.70%
Telecommunication Services	1.67%	5.70%	1.08%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.01%	0.04%	2.95%
Consumer Staples	0.34%	1.96%	7.33%
Materials	0.62%	3.67%	4.76%
Energy	0.88%	7.08%	5.48%
Consumer Discretionary	1.64%	9.43%	17.82%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

34 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Crown Castle International Corp. Wireless Equipment	3.7%
Celgene Corp. Medical – Biomedical and Genetic	3.4%
Li & Fung, Ltd. Distribution/Wholesale	2.2%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.2%
St. Jude Medical, Inc. Medical Instruments	2.2%

13.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 0.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Growth & Core Funds | 35

Janus Enterprise Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	17.19%	61.69%	6.28%	–5.32%	9.49%	1.21%	1.15%
MOP	10.45%	52.39%	5.03%	–5.88%	9.12%

Janus Enterprise Fund – Class C Shares
NAV	16.78%	58.37%	5.48%	–5.98%	8.70%	2.39%	1.90%
CDSC	15.62%	56.79%	5.48%	–5.98%	8.70%

Janus Enterprise Fund – Class D Shares(1)	17.27%	62.00%	6.34%	–5.26%	9.54%	0.90%	0.90%

Janus Enterprise Fund – Class I Shares	17.33%	62.00%	6.34%	–5.26%	9.54%	0.82%	0.82%

Janus Enterprise Fund – Class R Shares	16.97%	60.02%	5.83%	–5.70%	9.08%	1.57%	1.57%

Janus Enterprise Fund – Class S Shares	17.10%	61.04%	6.08%	–5.49%	9.33%	1.31%	1.31%

Janus Enterprise Fund – Class T Shares	17.27%	62.00%	6.34%	–5.26%	9.54%	1.03%	1.03%

Russell Midcap® Growth Index	19.68%	63.00%	4.27%	–1.69%	8.74%

Lipper Quartile – Class T Shares	–	2nd	1st	4th	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	–	110/425	54/321	156/173	14/32

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

36 | MARCH 31, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Enterprise Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Enterprise Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Mid Cap Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Enterprise Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Enterprise Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Growth & Core Funds | 37

Janus Enterprise Fund (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09 - 3/31/10)†

Actual	$1,000.00	$1,172.20	$4.72

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09 - 3/31/10)†

Actual	$1,000.00	$1,167.80	$8.61

Hypothetical (5% return before expenses)	$1,000.00	$1,015.36	$9.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10 - 3/31/10)*

Actual	$1,000.00	$1,085.60	$1.04

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09 - 3/31/10)†

Actual	$1,000.00	$1,173.60	$3.28

Hypothetical (5% return before expenses)	$1,000.00	$1,021.29	$3.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(3/31/10)	(11/1/09 - 3/31/10)†

Actual	$1,000.00	$1,170.00	$6.64

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09 - 3/31/10)†

Actual	$1,000.00	$1,171.00	$5.52

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09 - 3/31/10)†

Actual	$1,000.00	$1,172.50	$4.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68

†	Expenses are equal to the annualized expense ratio of 1.05% for Class A Shares, 1.92% for Class C Shares, 0.73% for Class I Shares, 1.48% for Class R Shares, 1.23% for Class S Shares, and 0.93% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.83% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers of Janus Capital.

38 | MARCH 31, 2010

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Common Stock – 97.0%
Advertising Sales – 1.7%
1,278,427	Lamar Advertising Co. – Class A*	$43,913,967
Aerospace and Defense – 1.5%
836,550	Empresa Brasileira de Aeronautica S.A. (ADR)	20,043,738
377,335	TransDigm Group, Inc.*	20,013,848
		40,057,586
Aerospace and Defense – Equipment – 0.9%
274,670	Alliant Techsystems, Inc.*	22,330,671
Agricultural Chemicals – 1.6%
345,335	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	41,215,732
Agricultural Operations – 0.4%
10,434,320	Chaoda Modern Agriculture Holdings, Ltd.	11,114,352
Airlines – 1.4%
1,332,696	Ryanair Holdings PLC (ADR)*,**	36,209,350
Apparel Manufacturers – 0.4%
1,047,702	Burberry Group PLC	11,358,173
Applications Software – 0.4%
238,065	Citrix Systems, Inc.*	11,300,946
Auction House – Art Dealer – 1.0%
1,222,640	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	26,311,213
Batteries and Battery Systems – 0.6%
255,588	Energizer Holdings, Inc.*	16,040,703
Casino Hotels – 0.9%
3,154,543	Crown, Ltd.**	23,672,674
Commercial Services – 0.5%
304,790	CoStar Group, Inc.*	12,654,881
Commercial Services – Finance – 2.1%
562,997	Global Payments, Inc.	25,644,513
500,382	Interactive Data Corp	16,012,224
411,733	Paychex, Inc.	12,640,203
		54,296,940
Computer Aided Design – 0.3%
209,160	ANSYS, Inc.*	9,023,162
Computer Services – 2.0%
951,780	IHS, Inc. – Class A*	50,891,677
Computers – 1.4%
155,590	Apple, Inc.*	36,552,759
Consulting Services – 0.7%
859,187	Gartner, Inc.*	19,108,319
Containers – Metal and Glass – 1.3%
624,090	Ball Corp.	33,313,924
Decision Support Software – 2.0%
1,426,302	MSCI, Inc.*	51,489,502
Distribution/Wholesale – 3.4%
624,620	Fastenal Co.	29,975,514
11,918,695	Li & Fung, Ltd.	58,641,699
		88,617,213
Educational Software – 0.7%
436,915	Blackboard, Inc.*	18,201,879
Electric Products – Miscellaneous – 0.8%
516,284	AMETEK, Inc.	21,405,135
Electronic Components – Miscellaneous – 2.1%
1,431,925	Flextronics International Ltd.*	11,226,292
1,559,185	Tyco Electronics, Ltd. (U.S. Shares)	42,846,404
		54,072,696
Electronic Components – Semiconductors – 1.1%
7,605,916	ARM Holdings PLC	27,500,717
Electronic Connectors – 1.9%
1,159,250	Amphenol Corp. – Class A	48,908,758
Electronic Measuring Instruments – 2.1%
1,861,751	Trimble Navigation, Ltd.*	53,469,489
Entertainment Software – 0.7%
979,645	Electronic Arts, Inc.*	18,280,176
Fiduciary Banks – 0.7%
325,445	Northern Trust Corp.	17,984,091
Finance – Other Services – 0.6%
48,285	CME Group, Inc.	15,263,371
Instruments – Controls – 0.7%
162,355	Mettler-Toledo International, Inc.*	17,729,166
Instruments – Scientific – 1.6%
832,521	Thermo Fisher Scientific, Inc.*	42,824,880
Internet Security – 1.6%
2,434,465	Symantec Corp.*	41,191,148
Investment Management and Advisory Services – 2.3%
331,893	Eaton Vance Corp.	11,131,691
1,449,200	National Financial Partners Corp.*	20,433,720
512,390	T. Rowe Price Group, Inc.	28,145,583
		59,710,994
Machinery – General Industrial – 1.8%
827,840	Roper Industries, Inc.	47,882,266
Medical – Biomedical and Genetic – 6.9%
1,418,550	Celgene Corp.*,**	87,893,357
207,730	Genzyme Corp.*	10,766,646
547,177	Gilead Sciences, Inc.*	24,885,610
312,125	Millipore Corp.*	32,960,400
395,090	Myriad Genetics, Inc.*	9,501,915
330,390	Vertex Pharmaceuticals, Inc.*	13,503,039
		179,510,967
Medical – Drugs – 1.3%
325,840	Shire PLC (ADR)	21,492,406
263,581	Valeant Pharmaceuticals International*	11,310,261
		32,802,667
Medical Information Systems – 0.6%
420,120	athenahealth, Inc.*	15,359,587
Medical Instruments – 2.8%
1,387,330	St. Jude Medical, Inc.*	56,949,897
249,115	Techne Corp.	15,866,134
		72,816,031
Medical Products – 4.9%
994,150	Covidien PLC (U.S. Shares)**	49,985,862
418,070	Henry Schein, Inc.*	24,624,323
984,033	Varian Medical Systems, Inc.*	54,446,545
		129,056,730

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 39

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Metal Processors and Fabricators – 1.8%
362,010	Precision Castparts Corp.	$45,870,287
Networking Products – 1.2%
987,355	Juniper Networks, Inc.*	30,292,051
Oil Companies – Exploration and Production – 2.4%
198,855	EOG Resources, Inc.	18,481,584
930,414	Ultra Petroleum Corp. (U.S. Shares)*	43,385,205
		61,866,789
Oil Companies – Integrated – 1.0%
434,084	Hess Corp.	27,151,954
Oil Field Machinery and Equipment – 0.9%
732,835	Dresser-Rand Group, Inc.*	23,025,676
Physical Practice Management – 0.3%
117,079	Mednax, Inc.*	6,812,827
Pipelines – 2.4%
666,057	Energy Transfer Equity LP	22,472,763
706,744	Kinder Morgan Management LLC*	41,429,333
		63,902,096
Printing – Commercial – 1.1%
525,089	VistaPrint NV (U.S. Shares)*,**	30,061,345
Real Estate Management/Services – 1.5%
550,903	Jones Lang LaSalle, Inc.	40,155,320
Reinsurance – 1.2%
398,305	Berkshire Hathaway, Inc. – Class B*	32,370,247
Retail – Apparel and Shoe – 0.7%
1,016,160	American Eagle Outfitters, Inc.	18,819,283
Retail – Automobile – 0.7%
532,755	Copart, Inc.*	18,966,078
Retail – Office Supplies – 0.7%
816,827	Staples, Inc.	19,105,584
Retail – Regional Department Stores – 0.7%
345,455	Kohl’s Corp.*	18,924,025
Semiconductor Components/Integrated Circuits – 2.2%
11,522,822	Atmel Corp.*	57,959,795
Semiconductor Equipment – 1.6%
1,325,685	KLA-Tencor Corp.	40,990,180
Telecommunication Equipment – 0.7%
659,209	CommScope, Inc.*	18,471,036
Telecommunication Equipment – Fiber Optics – 0.7%
923,300	Corning, Inc.	18,659,893
Telecommunication Services – 2.8%
1,582,725	Amdocs, Ltd. (U.S. Shares)*	47,655,850
1,436,779	tw telecom, inc.*	26,077,539
		73,733,389
Toys – 1.1%
1,296,789	Mattel, Inc.	29,488,982
Transactional Software – 1.5%
990,235	Solera Holdings, Inc.	38,272,583
Transportation – Railroad – 1.3%
582,045	Canadian National Railway Co. (U.S. Shares)	35,266,107
Transportation – Services – 2.0%
562,730	C.H. Robinson Worldwide, Inc.	31,428,471
548,995	Expeditors International of Washington, Inc.	20,268,895
		51,697,366
Transportation – Truck – 1.0%
597,825	Landstar System, Inc.	25,096,694
Vitamins and Nutrition Products – 0.8%
380,809	Mead Johnson Nutrition Co. – Class A	19,813,492
Web Hosting/Design – 1.2%
330,376	Equinix, Inc.*	32,158,800
Wireless Equipment – 3.7%
2,533,278	Crown Castle International Corp.*	96,847,217

Total Common Stock (cost $2,057,316,254)		2,529,223,588

Money Market – 3.1%
80,891,615	Janus Cash Liquidity Fund LLC, 0% (cost $80,891,615)	80,891,615

Total Investments (total cost $2,138,207,869) – 100.1%		2,610,115,203

Liabilities, net of Cash, Receivables and Other Assets—-(0.1)%		(3,126,265)

Net Assets – 100%		$2,606,988,938

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,672,674	1.0%
Bermuda	58,641,699	2.2%
Brazil	20,043,738	0.8%
Canada	146,178,257	5.6%
Cayman Islands	11,114,352	0.4%
Guernsey	47,655,850	1.8%
Ireland	86,195,212	3.3%
Jersey	21,492,406	0.8%
Netherlands	30,061,345	1.2%
Singapore	11,226,292	0.4%
Switzerland	42,846,404	1.6%
United Kingdom	38,858,890	1.5%
United States††	2,072,128,084	79.4%

Total	$2,610,115,203	100.0%

††	Includes Cash Equivalents (76.3% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Australian Dollar 4/8/10	7,367,000	$6,755,827	$(258,133)
Australian Dollar 4/22/10	6,200,000	5,675,274	(123,174)
Australian Dollar 5/6/10	8,400,000	7,675,792	(55,312)
Euro 4/8/10	7,600,000	10,263,775	300,225
Euro 4/22/10	3,200,000	4,321,657	62,599
Euro 5/6/10	11,891,250	16,059,532	231,006

Total		$50,751,857	$157,211

See Notes to Schedules of Investments and Financial Statements.

40 | MARCH 31, 2010

Janus Forty Fund (unaudited)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Economic Summary

U.S. equity markets continued to climb a wall of worry, but managed to finish the six-month period near 17-month highs amid upward momentum in the U.S. economy, strength abroad and better-than-expected corporate earnings. While the strength in the economy is encouraging, it has largely been driven by businesses rebuilding depleted inventories and strong government stimulus. Concerns that sovereign debt problems in Europe could spread elsewhere provided for some volatility during the latter part of the period, but government responses helped settle some of those fears. Fading effects of government stimulus, large fiscal deficits and weak labor markets remained key concerns for investors.

Medium- and small-sized companies led markets higher during the period while large-cap growth fared better than large-cap value stocks. The consumer discretionary and industrials sectors, which are similarly weighted in both value and growth indexes, turned in the strongest performance followed by telecommunication stocks, which is tilted more towards value.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Strategy Overview

The Fund’s underperformance versus its primary benchmark, the Russell 1000® Growth Index, was largely generated by holdings within financials and industrials. Prudential PLC, an international insurer based in the U.K., declined during the period amid concerns over potential dilution related to a recent acquisition. We believe the company has one of the best insurance platforms in Asia with great growth potential.

First Solar, Inc., declined during the year, suffering from disappointing quarterly results. The company designs and manufactures solar modules using a thin film semiconductor technology. We were attracted to the low cost manufacturer, but recent long-term contracts it signed clouds its sales prospects and profitability in our view. We sold this position given the lack of transparency.

On a positive note, Apple, Inc. was the top contributor amid continued market share gains in the personal computer and smart phone markets. We think the company’s integration of software and hardware across its product line is a key driver of its market share gains and represents a key competitive advantage. We believe the company is early in its market share gains in the U.S. and that its domestic success can be replicated globally. Oracle Corp., a leading enterprise software company, turned in a strong quarterly earnings report that was highlighted by market share gains in its licensing business and a positive outlook. We are seeing our thesis unfold with the market share gains and think Oracle will be able to increase share of corporate information technology spending through new products and acquisitions. We also remain attracted to the company’s recurring revenue stream.

Outlook

While there are still a number of challenges facing the U.S. economy, we have become a little more constructive in our view of the overall picture. As businesses have become more confident, they have been careful and deliberate in ramping up spending and investment, particularly when it comes to hiring, which has been slow. Though better, unemployment is still relatively high and a concern for us. Other areas of the U.S. economy, namely manufacturing, have seen solid recoveries, while global economic growth continues. Balance sheets have generally become stronger as well. Whether the U.S. private sector can continue the upward momentum without government stimulus remains to be seen. Encouraging developments for us have been strong global growth and evidence of some pent up demand across a

Janus Growth & Core Funds | 41

Janus Forty Fund (unaudited)

number of sectors, which we believe could make for a favorable macroeconomic backdrop for many of our companies. Regardless of the macroeconomic environment, our main focus continues to be individual stock selection and finding companies that are gaining market share and are not dependent on macroeconomic growth for their success. We continue to look for opportunities with company-specific drivers based on what we believe to be a sustainable competitive advantage.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.06%
Celgene Corp.	1.32%
Research In Motion, Ltd. (U.S. Shares)	1.32%
Oracle Corp.	0.96%
Intuitive Surgical, Inc.	0.94%

5 Bottom Performers – Holdings

Contribution

Prudential PLC	–0.46%
BG Group PLC	–0.16%
CVS Caremark Corp.	–0.08%
Amphenol Corp. – Class A	–0.06%
Petroleo Brasileiro S.A. (ADR)	–0.05%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	5.90%	33.05%	32.48%
Health Care	3.34%	19.40%	16.02%
Consumer Discretionary	1.04%	4.85%	10.60%
Materials	0.80%	5.52%	3.90%
Financials	0.76%	15.51%	5.02%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	–0.23%	3.72%	4.17%
Utilities	0.00%	0.00%	0.89%
Industrials	0.34%	2.47%	10.30%
Telecommunication Services	0.54%	2.88%	0.59%
Consumer Staples	0.63%	12.60%	16.03%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

42 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Apple, Inc. Computers	8.2%
Cisco Systems, Inc. Networking Products	6.2%
Celgene Corp. Medical – Biomedical and Genetic	5.9%
Anheuser-Busch InBev N.V. Brewery	5.5%
Research In Motion, Ltd. (U.S. Shares) Computers	5.0%

30.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 5.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of September 30, 2009

Janus Growth & Core Funds | 43

Janus Forty Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the November 27, 2009 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	8.45%	50.45%	8.06%	–0.21%	10.49%	1.05%	1.05%
MOP	2.22%	41.82%	6.79%	–0.67%	10.09%

Janus Forty Fund – Class C Shares
NAV	8.05%	49.34%	7.26%	–0.75%	9.96%	1.83%	1.80%
CDSC	6.97%	47.85%	7.26%	–0.75%	9.96%

Janus Forty Fund – Class I Shares	8.66%	50.91%	7.81%	–0.21%	10.49%	0.69%	0.69%

Janus Forty Fund – Class R Shares	8.23%	49.81%	7.55%	–0.45%	10.26%	1.43%	1.43%

Janus Forty Fund – Class S Shares	8.39%	50.21%	7.81%	–0.21%	10.49%	1.17%	1.17%

Janus Forty Fund – Class T Shares	8.52%	50.21%	7.81%	–0.21%	10.49%	0.93%	0.93%

Russell 1000® Growth Index	12.96%	49.75%	3.42%	–4.21%	3.55%

S&P 500® Index	11.75%	49.77%	1.92%	–0.65%	4.81%

Lipper Quartile – Class S Shares	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	168/834	8/611	34/330	2/182

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

44 | MARCH 31, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Forty Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2004 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class A Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to September 30, 2002 (prior to the reorganization). The performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of Janus Forty Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class R Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of Janus Forty Fund. Performance shown for Class R Shares reflects the performance of the JAD predecessor fund’s Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class R Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Janus Growth & Core Funds | 45

Janus Forty Fund (unaudited)

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of Janus Forty Fund. Performance shown for Class S Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into Janus Forty Fund. Performance shown for Class T Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, without the effect of any fee and expense limitations or waivers. Performance shown for periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date — May 1, 1997

46 | MARCH 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,084.50	$5.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,080.50	$9.23

Hypothetical (5% return before expenses)	$1,000.00	$1,016.06	$8.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,086.20	$3.74

Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,082.30	$7.42

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,083.90	$6.08

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(10/1/09)	(3/31/10)	(10/1/09-3/31/10)†

Actual	$1,000.00	$1,085.20	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68

†	Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.78% for Class C Shares, 0.72% for Class I Shares, 1.43% for Class R Shares, 1.17% for Class S Shares and 0.93% for Class T Shares multiplied by the average account value over the period, multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 47

Janus Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 91.8%
Agricultural Chemicals – 2.1%
1,132,731	Monsanto Co.	$80,899,648
218,940	Syngenta A.G.	60,815,513
		141,715,161
Applications Software – 0.4%
332,332	Salesforce.com, Inc.*	24,742,117
Automotive – Cars and Light Trucks – 1.0%
5,504,935	Ford Motor Co.*	69,197,033
Brewery – 5.5%
7,453,983	Anheuser-Busch InBev N.V.	375,432,220
1,579,816	Anheuser-Busch InBev N.V. – VVPR Strip*	14,935
		375,447,155
Cellular Telecommunications – 0.6%
877,380	America Movil S.A.B. de C.V. – Series L (ADR)	44,167,309
Chemicals – Diversified – 1.0%
4,947,393	Israel Chemicals, Ltd.	67,001,530
Commercial Banks – 1.6%
4,135,369	Standard Chartered PLC	112,785,073
Computers – 13.2%
2,391,626	Apple, Inc.*	561,864,697
4,563,974	Research In Motion, Ltd. (U.S. Shares)*	337,505,877
		899,370,574
Cosmetics and Toiletries – 1.0%
808,810	Colgate-Palmolive Co.	68,959,141
Diversified Banking Institutions – 7.8%
16,288,351	Bank of America Corp.	290,747,066
573,775	Goldman Sachs Group, Inc.	97,903,228
3,199,095	JPMorgan Chase & Co.	143,159,501
		531,809,795
Diversified Minerals – 1.5%
3,139,632	Cia Vale do Rio Doce (ADR)	101,064,754
Electronic Connectors – 0.9%
1,416,575	Amphenol Corp. – Class A	59,765,299
Enterprise Software/Services – 3.9%
10,275,663	Oracle Corp.	263,981,782
Finance – Investment Bankers/Brokers – 2.2%
7,893,371	Charles Schwab Corp.	147,527,104
Finance – Other Services – 1.9%
413,186	CME Group, Inc.	130,612,226
Medical – Biomedical and Genetic – 11.4%
6,534,544	Celgene Corp.*	404,880,346
7,263,369	Gilead Sciences, Inc.*	330,338,022
1,131,750	Vertex Pharmaceuticals, Inc.*	46,254,623
		781,472,991
Medical Instruments – 2.1%
414,136	Intuitive Surgical, Inc.*	144,173,166
Multi-Line Insurance – 1.5%
1,942,625	ACE, Ltd. (U.S. Shares)	101,599,288
Multimedia – 3.1%
14,915,855	News Corp. – Class A	214,937,471
Networking Products – 6.2%
16,194,002	Cisco Systems, Inc.*	421,529,872
Oil Companies – Integrated – 3.7%
3,338,463	BG Group PLC	57,771,057
2,889,195	Petroleo Brasileiro S.A. (ADR)	128,540,286
1,627,956	Petroleo Brasileiro S.A. (U.S. Shares)	64,450,778
		250,762,121
Optical Supplies – 1.9%
792,958	Alcon, Inc. (U.S. Shares)	128,110,294
Real Estate Operating/Development – 0.7%
12,080,000	Hang Lung Properties, Ltd.	48,699,639
Retail – Apparel and Shoe – 1.7%
4,589,010	Limited Brands, Inc.	112,981,426
Retail – Drug Store – 2.6%
4,860,143	CVS Caremark Corp.	177,686,828
Retail – Regional Department Stores – 0.7%
848,975	Kohl’s Corp.*	46,506,851
Soap and Cleaning Preparations – 0.9%
1,119,339	Reckitt Benckiser Group PLC	61,429,729
Telecommunication Equipment – Fiber Optics – 1.1%
3,749,645	Corning, Inc.	75,780,325
Transportation – Services – 1.2%
1,285,125	United Parcel Service, Inc. – Class B	82,774,901
Web Portals/Internet Service Providers – 6.4%
530,188	Google, Inc. – Class A*	300,621,898
8,470,000	Yahoo!, Inc.*	139,950,253
		440,572,151
Wireless Equipment – 2.0%
3,494,400	Crown Castle International Corp.*	133,590,912

Total Common Stock (cost $4,690,151,831)		6,260,754,018

Purchased Options – Puts – 0%
1,744	Custom Copper Metals Basket expires April 2010 exercise price $90.00	8,249
1,747	Custom Copper Metals Basket expires April 2010 exercise price $91.16	6,027

Total Purchased Options – Puts (premiums paid $2,122,558)		14,276

Money Market – 8.0%
549,400,286	Janus Cash Liquidity Fund LLC, 0% (cost $549,400,286)	549,400,286

Total Investments (total cost $5,241,674,675) – 99.8%		6,810,168,580

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		12,306,561

Net Assets – 100%		$6,822,475,141

See Notes to Schedules of Investments and Financial Statements.

48 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$375,447,155	5.5%
Brazil	294,055,818	4.3%
Canada	337,505,877	5.0%
Hong Kong	48,699,639	0.7%
Israel	67,001,530	1.0%
Mexico	44,167,309	0.6%
Switzerland	290,525,095	4.3%
United Kingdom	231,985,859	3.4%
United States††	5,120,780,298	75.2%

Total	$6,810,168,580	100.0%

††	Includes Cash Equivalents (67.1% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 49

Janus Fund (unaudited)

Fund Snapshot
Janus Fund aims to deliver moderate peer- and benchmark-beating returns consistently each year while controlling risk and volatility. This fits our philosophy as investors and how we would choose to manage our own money. Indeed, we are shareholders in the Fund alongside you. We want you to consider the Fund to be a long term, core part of your exposure to large-cap growth equities.
In an effort to achieve such consistency, we seek to invest in dominant franchises with robust free cash flow, high and improving returns on capital, diversified revenue streams and aligned management incentives.
Jonathan Coleman lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Review

One-half of the Fund’s underperformance versus its primary benchmark, the Russell 1000® Growth Index, was driven by stock selection. The other half was driven by sector weightings. Stock selection in consumer staples and financials explained much of the total underperformance for the period.

While we are disappointed by this performance, we should note that the types of stocks that outperformed in the period were smaller capitalization, higher beta names. In fact, equities with market capitalization under $10 billion in the Russell 1000® Growth Index outperformed those with market capitalizations over $50 billion by roughly 30% in the period. And securities with beta greater than 1.55 nearly doubled the performance of securities with beta less than 0.7. Put simply, smaller and more volatile names trounced the larger blue-chip franchises that we are focused on. In our view, these smaller names will succeed in a narrower range of macroeconomic outcomes than the dominant franchises we own.

We continue to watch the companies in which we invest distinguish themselves with market-leading incremental margins, steady share gains and opportunistic capital allocation. Eventually, the market should reward this persistent outperformance (often delivered at lower risk) with higher valuations.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Economic Summary

U.S. equity markets continued to climb a wall of worry, but managed to finish the five-month period near 17-month highs amid upward momentum in the U.S. economy, strength abroad and better-than-expected corporate earnings. While the strength in the economy is encouraging, it has largely been driven by businesses rebuilding depleted inventories and strong government stimulus. Concerns that sovereign debt problems in Europe could spread elsewhere provided for some volatility during the latter part of the period, but government responses helped settle some of those fears. Fading effects of government stimulus, large fiscal deficits and weak labor markets remained key concerns for investors.

Individual Detractors from Relative Performance

Our top five individual detractors were Motorola, Inc., Tesco PLC, Genzyme Corp., Petroleo Brasileiro (also known as Petrobras) and KLA-Tencor.

Motorola dipped as management called off a planned auction of several business units and announced a new corporate structure and spin-off plan. Tesco, the leading U.K. grocer and retailer, underperformed as investors sought higher beta names amidst the economic rebound. Biotech company Genzyme struggled with manufacturing issues at its Allston, MA facility and received a consent decree detailing its shortcomings from the U.S. Food and Drug Administration late in the period. Petrobras struggled on market fears that the company will need to raise significant capital to exploit its significant exploration finds off the coast of Brazil. Finally KLA-Tencor, maker of semiconductor equipment, declined on fears of a slowdown in semiconductor capital equipment purchases.

Individual Contributors to Relative Results

Our top five individual contributors were Apple, Inc., Crown Castle International Corp., Marvell Technology Group, Ltd., Celgene Corp. and Oracle Corp.

50 | MARCH 31, 2010

(unaudited)

Four of our top five contributors benefitted from a common theme – the explosion of mobile data and video. Crown Castle, a leading wireless tower operator, continued to benefit from the carrier capital spending that is required to keep pace with wireless data demand. Apple continued to gain share in PCs, music devices and mobile phones with winning consumer innovation. Marvell, the chip and circuit maker, continued to be placed in share-gaining devices, especially smart phones. And Oracle, a leading enterprise software company, has historically offered a recurring revenue stream while gaining market share. Our last strong performer, Celgene, had a nice recovery tied to optimism around longer duration Revlimid therapy, new country launches and a promising pipeline of future potential drugs.

Outlook

We are cautious by nature, and the market’s strong run has made us more so. Seemingly, fear has receded from professional investors’ mindsets and we are reminded that this is not always a positive backdrop for future equity returns. We worry that large segments of the private economy are still being pumped up by the artificial heart of public stimulus. Removing that stimulus at the right time is likely to be a tricky maneuver for Federal Reserve policymakers.

We remain open to the possibility that a positive feedback loop could emerge where new hiring drives higher incomes, rising confidence and consumer spending again. But small businesses have historically created the bulk of jobs in America and they’re still struggling. In general, businesses are getting mixed signals from Washington D.C., with considerable fiscal and monetary stimulus helping, while tax and regulatory policy add uncertainty.

Against this uncertain backdrop, we continue to believe our approach is prudent. We seek to own the dominant franchises that can take market share in an upturn or buy weaker competitors in a downturn. Companies that we believe can control their own destiny are attractive to us. Over the long term, we believe a conservatively positioned growth portfolio invested in value creators can perform well on both a relative and absolute basis.

Thank you for your investment in Janus Fund.

Janus Growth & Core Funds | 51

Janus Fund (unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.10%
Crown Castle International Corp.	0.97%
Marvell Technology Group, Ltd.	0.70%
Celgene Corp.	0.62%
Oracle Corp.	0.58%

5 Bottom Performers – Holdings

Contribution

Motorola, Inc.	–0.08%
KLA-Tencor Corp.	–0.05%
Tesco PLC	–0.05%
Genzyme Corp.	–0.04%
Petroleo Brasileiro S.A. (U.S. Shares)	–0.04%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.14%	30.95%	32.48%
Industrials	2.14%	10.76%	10.30%
Health Care	1.85%	12.73%	16.02%
Energy	1.02%	9.25%	4.17%
Telecommunication Services	0.97%	4.18%	0.59%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.01%	0.43%	0.89%
Materials	0.82%	4.84%	3.90%
Consumer Staples	0.84%	14.20%	16.03%
Financials	0.84%	8.36%	5.02%
Consumer Discretionary	0.91%	4.30%	10.60%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

52 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Anheuser-Busch InBev N.V. Brewery	4.9%
Cisco Systems, Inc. Networking Products	4.6%
Apple, Inc. Computers	4.4%
Crown Castle International Corp. Wireless Equipment	3.9%
International Business Machines Corp. Computers	3.5%

21.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 3.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Growth & Core Funds | 53

Janus Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares
NAV	13.24%	48.10%	3.02%	–4.38%	12.47%	1.08%	1.04%
MOP	6.73%	39.58%	1.80%	–4.95%	12.31%

Janus Fund – Class C Shares
NAV	12.85%	43.25%	2.27%	–5.12%	11.86%	1.90%	1.79%
CDSC	11.72%	41.82%	2.27%	–5.12%	11.86%

Janus Fund – Class D Shares(1)	13.23%	48.17%	3.04%	–4.33%	12.50%	0.83%	0.83%

Janus Fund – Class I Shares	13.37%	48.17%	3.04%	–4.33%	12.50%	0.74%	0.74%

Janus Fund – Class R Shares	13.01%	45.46%	2.52%	–4.86%	12.13%	1.46%	1.46%

Janus Fund – Class S Shares	13.16%	47.00%	2.77%	–4.62%	12.31%	1.21%	1.21%

Janus Fund – Class T Shares	13.23%	48.17%	3.04%	–4.33%	12.50%	0.96%	0.96%

Russell 1000® Growth Index	14.51%	49.75%	3.42%	–4.21%	N/A**

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	10.16%

Core Growth Index	14.19%	49.77%	2.69%	–2.39%	N/A**

Lipper Quartile – Class T Shares	–	2nd	2nd	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	267/834	245/611	227/330	3/20

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

54 | MARCH 31, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Large Cap Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Growth & Core Funds | 55

Janus Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,132.40	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,128.50	$7.79

Hypothetical (5% return before expenses)	$1,000.00	$1,016.11	$8.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,074.10	$1.00

Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,133.70	$3.09

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,130.10	$6.34

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,131.10	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,132.30	$3.84

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38

†	Expenses are equal to the annualized expense ratio of 0.96% for Class A Shares, 1.77% for Class C Shares, 0.70% for Class I Shares, 1.44% for Class R Shares, 1.19% for Class S Shares and 0.87% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.80% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

56 | MARCH 31, 2010

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 97.6%
Aerospace and Defense – Equipment – 0.5%
622,820	United Technologies Corp.	$45,845,780
Agricultural Chemicals – 1.2%
886,424	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	105,794,704
Applications Software – 1.1%
3,515,108	Microsoft Corp.	102,887,211
Beverages – Non-Alcoholic – 0.4%
701,240	Coca-Cola Co.	38,568,200
Beverages – Wine and Spirits – 0.9%
4,670,674	Diageo PLC**	78,379,617
Brewery – 4.9%
8,932,680	Anheuser-Busch InBev N.V.**	449,909,248
10,131,582	Anheuser-Busch InBev N.V. – VVPR Strip*,**	95,778
		450,005,026
Building Products – Wood – 0.5%
3,102,695	Masco Corp.	48,153,826
Casino Hotels – 0.8%
9,358,360	Crown, Ltd.**	70,228,051
Commercial Banks – 0.8%
3,467,559	ICICI Bank, Ltd.	73,576,519
Computers – 8.6%
1,727,717	Apple, Inc.*	405,892,555
2,496,424	International Business Machines Corp.	320,166,378
853,693	Research In Motion, Ltd. (U.S. Shares)*	63,130,597
		789,189,530
Cosmetics and Toiletries – 1.3%
1,433,231	Colgate-Palmolive Co.	122,197,275
Diversified Banking Institutions – 4.3%
5,246,771	Bank of America Corp.	93,654,862
745,870	Goldman Sachs Group, Inc.	127,267,798
3,068,335	JPMorgan Chase & Co.	137,307,992
1,259,965	Morgan Stanley	36,904,375
		395,135,027
Diversified Operations – 3.6%
1,807,733	Danaher Corp.	144,455,944
1,064,051	Illinois Tool Works, Inc.	50,393,455
3,670,186	Tyco International, Ltd. (U.S. Shares)**	140,384,615
		335,234,014
E-Commerce/Services – 1.7%
5,674,342	eBay, Inc.*	152,923,517
Electric Products – Miscellaneous – 1.1%
1,986,232	Emerson Electric Co.	99,986,919
Electronic Components – Semiconductors – 0.8%
3,005,227	Texas Instruments, Inc.	73,537,905
Electronic Connectors – 0.9%
2,008,909	Amphenol Corp. – Class A	84,755,871
Enterprise Software/Services – 2.9%
10,555,715	Oracle Corp.	271,176,318
Food – Retail – 2.0%
27,312,865	Tesco PLC**	180,457,115
Forestry – 0.9%
1,769,361	Weyerhaeuser Co.	80,098,972
Gold Mining – 1.0%
601,400	Agnico-Eagle Mines, Ltd. (U.S. Shares)	33,479,938
1,207,185	Newmont Mining Corp.	61,481,932
		94,961,870
Industrial Gases – 1.3%
1,432,075	Praxair, Inc.	118,862,225
Investment Management and Advisory Services – 1.2%
2,055,346	T. Rowe Price Group, Inc.	112,900,156
Life and Health Insurance – 0.4%
4,496,559	Prudential PLC**	37,353,635
Medical – Biomedical and Genetic – 5.4%
5,103,847	Celgene Corp.*	316,234,361
640,875	Genzyme Corp.*	33,216,551
3,196,940	Gilead Sciences, Inc.*	145,396,831
		494,847,743
Medical – Drugs – 2.7%
1,167,655	Abbott Laboratories	61,512,065
3,564,045	Bristol-Myers Squibb Co.	95,160,002
564,320	Roche Holding A.G.**	91,546,077
		248,218,144
Medical Instruments – 0.7%
1,618,573	St. Jude Medical, Inc.*	66,442,422
Medical Products – 3.9%
1,818,296	Baxter International, Inc.	105,824,827
4,968,055	Covidien PLC (U.S. Shares)**	249,793,806
		355,618,633
Metal Processors and Fabricators – 1.5%
1,064,105	Precision Castparts Corp.	134,832,745
Multi-Line Insurance – 0.9%
1,629,374	ACE, Ltd. (U.S. Shares)**	85,216,260
Networking Products – 4.6%
16,257,590	Cisco Systems, Inc.*	423,185,068
Oil Companies – Exploration and Production – 6.6%
907,435	Apache Corp.	92,104,653
2,389,161	EOG Resources, Inc.	222,048,623
3,517,327	Occidental Petroleum Corp.	297,354,824
		611,508,100
Oil Companies – Integrated – 1.4%
3,363,899	Petroleo Brasileiro S.A. (U.S. Shares)	133,176,761
Reinsurance – 0.5%
579,360	Berkshire Hathaway, Inc. – Class B*	47,084,587
Retail – Apparel and Shoe – 0.8%
2,951,135	Limited Brands, Inc.	72,656,944
Retail – Building Products – 1.6%
4,474,182	Home Depot, Inc.	144,739,788
Retail – Drug Store – 2.0%
2,388,425	CVS Caremark Corp.	87,320,818
2,634,000	Walgreen Co.	97,695,060
		185,015,878
Retail – Regional Department Stores – 0.5%
855,240	Kohl’s Corp.*	46,850,047

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 57

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Retail – Restaurants – 0.6%
780,653	McDonald’s Corp.	$52,085,168
Semiconductor Components/Integrated Circuits – 2.8%
8,666,048	Marvell Technology Group, Ltd.*	176,614,059
43,305,539	Taiwan Semiconductor Manufacturing Co., Ltd.	83,893,739
		260,507,798
Semiconductor Equipment – 1.0%
3,044,944	KLA-Tencor Corp.	94,149,668
Soap and Cleaning Preparations – 0.7%
1,135,198	Reckitt Benckiser Group PLC**	62,300,077
Steel – Producers – 0.9%
1,814,255	Nucor Corp.	82,330,892
Telecommunication Equipment – Fiber Optics – 0.7%
3,317,027	Corning, Inc.	67,037,116
Television – 0.9%
5,970,420	CBS Corp. – Class B	83,227,655
Tobacco – 0.9%
2,136,750	Altria Group, Inc.	43,846,110
733,655	Philip Morris International, Inc.	38,267,445
		82,113,555
Transportation – Railroad – 1.5%
2,342,215	Canadian National Railway Co. (U.S. Shares)	141,914,807
Transportation – Services – 2.2%
1,280,150	C.H. Robinson Worldwide, Inc.	71,496,377
1,724,086	Expeditors International of Washington, Inc.	63,653,255
993,119	United Parcel Service, Inc. – Class B	63,966,795
		199,116,427
Web Portals/Internet Service Providers – 3.4%
293,015	Google, Inc. – Class A*	166,142,435
8,604,269	Yahoo!, Inc.*	142,228,567
		308,371,002
Wireless Equipment – 5.8%
9,492,462	Crown Castle International Corp.*	362,896,823
5,142,860	Motorola, Inc.*	36,102,877
3,311,872	QUALCOMM, Inc.	139,065,505
		538,065,205

Total Common Stock (cost $7,177,661,663)		8,982,821,773

Purchased Option – Put – 0%
807	S&P 500® Index** expires May 2010 exercise price $1,062.00 (premiums paid $1,752,400)	454,084

Money Market – 2.1%
195,610,261	Janus Cash Liquidity Fund LLC, 0% (cost $195,610,261)	195,610,261

Total Investments (total cost $7,375,024,324) – 99.7%		9,178,886,118

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		24,218,602

Net Assets – 100%		$9,203,104,720

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$70,228,051	0.8%
Belgium	450,005,026	4.9%
Bermuda	176,614,058	1.9%
Brazil	133,176,762	1.4%
Canada	344,320,047	3.8%
India	73,576,519	0.8%
Ireland	249,793,805	2.7%
Switzerland	317,146,952	3.5%
Taiwan	83,893,739	0.9%
United Kingdom	358,490,445	3.9%
United States††	6,921,640,714	75.4%

Total	$9,178,886,118	100.0%

††	Includes Cash Equivalents (73.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Australian Dollar 4/8/10	10,959,000	$10,049,832	$(383,994)
Australian Dollar 4/22/10	11,829,000	10,827,874	(235,004)
Australian Dollar 5/6/10	13,510,000	12,345,232	(88,960)
British Pound 4/8/10	70,380,000	106,785,216	5,259,745
British Pound 4/22/10	69,960,000	106,136,692	3,517,323
British Pound 5/6/10	45,259,000	68,656,162	(804,529)
Euro 4/8/10	64,700,000	87,377,133	2,555,867
Euro 4/22/10	152,940,000	206,548,211	2,463,415
Euro 5/6/10	52,960,000	71,524,254	859,278
Swiss Franc 5/6/10	50,000,000	47,447,897	(268,293)

Total		$727,698,503	$12,874,848

Schedule of Written Options – Puts	Value

S&P 500® Index expires May 2010 807 contracts exercise price $950.00 (premiums received $484,200)	$(91,068)

See Notes to Schedules of Investments and Financial Statements.

58 | MARCH 31, 2010

Janus Growth and Income Fund (unaudited)

Fund Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Economic Overview

U.S. equity prices finished the period near 17-month highs amid upward momentum in the U.S. economy, strength abroad and better-than-expected corporate earnings. While the strength in the economy is encouraging, it has largely been driven by businesses rebuilding depleted inventories and strong government stimulus. Concerns that sovereign debt problems in Europe could spread elsewhere provided for some volatility late in the period, but government responses helped settle some of those fears. However, the fading effects of government stimulus, large fiscal deficits and weak labor markets remained key concerns for investors. Small-cap and mid-cap stocks outperformed, while value-style indices topped growth. Industrials and consumer discretionary stocks were the best performing group within the S&P 500® Index. Meanwhile, energy, utilities and telecommunication services underperformed. Most commodities finished the period higher, although natural gas prices moved significantly lower.

Strategy Overview

Our holdings within financials and consumer-related sectors provided the largest drag on relative performance during the period. Investment bank/brokerage firm Morgan Stanley was the top individual detractor. Morgan Stanley benefited from the improvement in the capital markets, although its trading business became more competitive. We continue to view its stock as attractively valued. CVS Caremark Corp., a pharmacy operator and pharmacy benefit manager (PBM) suffered during the period after reporting contract losses in its PBM business. While we think the stock is valued attractively, we continue to monitor the situation. Luxury automaker Daimler A.G. was weak during the period amid disappointing results and news that it is suspending its dividend. While we are concerned with the dividend suspension, we think this is likely a short-term issue and that our thesis still holds. Long term, we see a more focused company, following its separation of Chrysler, and that it has large opportunities in emerging markets, particularly China, where its margins have tended to be higher. We also like that it has been streamlining and consolidating production and becoming a more efficient manufacturer.

On a positive note, our selections within information technology and energy aided comparable returns. Enterprise software maker Oracle Corp. reported strong earnings early in the period, which we think confirmed our thesis that its products are considered non-discretionary by information technology purchasing managers and therefore would likely hold up better in an uncertain spending environment. Apple, Inc., a computer and mobile device maker, benefited from continued strong quarterly results. While, we like that Apple continues to introduce its iPhone to new markets, we have been reducing our position on the stock’s strength. Specialty glass maker Corning, Inc., was another name that saw strong quarterly results, highlighted by strong demand for liquid crystal display (LCDs) TVs, particularly in emerging markets. As a leading supplier of glass to the panel manufacturers, we believe Corning will continue to benefit.

Portfolio Positioning

We were overweight consumer staples and consumer discretionary sectors, raising our exposure to the latter with the addition of some retailers that we believe will benefit from uneven or slow economic growth. We also believe some of these additions are well positioned to benefit from volume growth, cost reductions or have been reinventing their business model. We took profits in some financials and broadened our exposure to the sector, specifically reducing our brokerage names and companies potentially in the cross hairs of financial regulatory reform. We continue to like large multinational companies with exposure to emerging markets; some of these include consumer staple names. While emerging markets have been strong and the market consensus is for this region to help pull the global economy along, we think the fundamentals remain sound, particularly in China and Brazil, and that our holdings are well positioned to capitalize on this strength. Overall, we have increased the

Janus Growth & Core Funds | 59

Janus Growth and Income Fund (unaudited)

Fund’s quantity of holdings, maintaining our emphasis on what we believe are high quality names with predictable earnings and cash flows and attractive dividend yields.

Outlook

We are maintaining our somewhat cautious view on the U.S. economy. While data continued to point to an economic recovery, we remain concerned over its sustainability given a number of headwinds. Ongoing high unemployment and waning government support for the housing market, which remains fragile in our view, may continue to weigh on the consumer over the near term. We do not see unemployment coming down quickly given businesses’ cautiousness and spending in other areas first, like technology. We believe inflation will remain subdued and is not a near-term risk because of slow wage growth, deleveraging and overcapacity in the overall U.S. economy.

Despite the continued rally in equity prices, we think valuations are attractive and investor expectations remain reasonable. Corporate balance sheets and profits are in good shape amid aggressive cost reductions, which could help profits hold up in a weak economy and provide leverage in a strengthening economy. We recognize that with the Fund’s cautious approach an accelerating economy or double-dip recession poses a slight risk to relative performance, but think the Fund is positioned appropriately given our outlook. Regardless, we continue to emphasize bottom-up fundamental research and investing for the long term, favoring companies with sustainable cash flows, good dividend yields and strong earnings visibility.

Thank you for your investment in Janus Growth and Income Fund.

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Oracle Corp.	0.69%
Apple, Inc.	0.68%
Corning, Inc.	0.68%
Boeing Co.	0.66%
Research In Motion, Ltd. (U.S. Shares)	0.44%

5 Bottom Performers – Equity Holdings

Contribution

Morgan Stanley	–0.35%
CVS Caremark Corp.	–0.14%
Daimler A.G.	–0.12%
Credit Suisse Group A.G. (ADR)	–0.10%
Western Union Co.	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	3.43%	19.57%	19.12%
Health Care	2.23%	16.24%	12.68%
Consumer Discretionary	1.76%	9.82%	9.68%
Industrials	1.65%	6.77%	10.34%
Consumer Staples	1.10%	13.45%	11.52%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	3.62%
Telecommunication Services	0.05%	0.69%	2.99%
Materials	0.54%	4.33%	3.52%
Financials	0.63%	15.28%	14.97%
Energy	1.03%	13.85%	11.56%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

60 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Nestle S.A. Food – Miscellaneous/Diversified	2.7%
Morgan Stanley Diversified Banking Institutions	2.6%
Anheuser-Busch InBev N.V. Brewery	2.5%
Philip Morris International, Inc. Tobacco	2.5%
Oracle Corp. Enterprise Software/Services	2.3%

12.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 4.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Growth & Core Funds | 61

Janus Growth and Income Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	11.76%	47.75%	1.97%	–1.91%	10.16%	1.17%	0.99%
MOP	5.35%	39.25%	0.77%	–2.49%	9.81%

Janus Growth and Income Fund – Class C Shares
NAV	11.39%	44.59%	1.22%	–2.66%	9.44%	2.09%	1.74%
CDSC	10.28%	43.15%	1.22%	–2.66%	9.44%

Janus Growth and Income Fund – Class D Shares(1)	11.82%	48.02%	2.06%	–1.83%	10.21%	0.83%	0.83%

Janus Growth and Income Fund – Class I Shares	11.90%	48.02%	2.06%	–1.83%	10.21%	0.74%	0.74%

Janus Growth and Income Fund – Class R Shares	11.56%	46.04%	1.52%	–2.35%	9.76%	1.46%	1.46%

Janus Growth and Income Fund – Class S Shares	11.66%	47.03%	1.77%	–2.11%	9.99%	1.21%	1.21%

Janus Growth and Income Fund – Class T Shares	11.82%	48.02%	2.06%	–1.83%	10.21%	0.96%	0.96%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	8.49%

Russell 1000® Growth Index	14.51%	49.75%	3.42%	–4.21%	7.36%

Lipper Quartile – Class T Shares	–	2nd	2nd	4th	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	438/930	288/664	296/387	5/78

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

62 | MARCH 31, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITS) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Growth and Income Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Growth and Income Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Growth and Income Fund (the “JAD predecessor fund”) into corresponding shares of Janus Growth and Income Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Growth and Income Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Growth & Core Funds | 63

Janus Growth and Income Fund (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,117.60	$4.38

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,114.30	$7.65

Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,079.70	$1.00

Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$4.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,119.00	$3.07

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,115.60	$6.30

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,116.60	$5.21

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,118.20	$3.86

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.43

†	Expenses are equal to the annualized expense ratio of 1.00% for Class A Shares, 1.75% for Class C Shares, 0.70% for Class I Shares, 1.44% for Class R Shares, 1.19% for Class S Shares and 0.88% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.80% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

64 | MARCH 31, 2010

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Common Stock – 93.8%
Aerospace and Defense – 2.7%
840,965	Boeing Co.	$61,062,469
1,933,720	Empresa Brasileira de Aeronautica S.A. (ADR)	46,331,931
		107,394,400
Agricultural Chemicals – 3.0%
438,670	Monsanto Co.	31,329,811
1,573,690	Syngenta A.G. (ADR)**	87,355,532
		118,685,343
Applications Software – 0.4%
602,210	Microsoft Corp.	17,626,687
Athletic Footwear – 2.0%
1,062,930	NIKE, Inc. – Class B	78,125,355
Automotive – Cars and Light Trucks – 0.7%
617,600	Daimler A.G.*,**	29,033,376
Brewery – 2.5%
1,997,902	Anheuser-Busch InBev N.V.**	100,627,648
3,776,984	Anheuser-Busch InBev N.V. – VVPR Strip*,**	35,706
		100,663,354
Cable Television – 1.2%
1,372,415	DIRECTV – Class A*	46,401,351
Casino Hotels – 0.3%
1,604,594	Crown, Ltd.	12,041,374
Cellular Telecommunications – 0.7%
1,111,655	Vodafone Group PLC**	25,890,445
Commercial Banks – 2.8%
864,600	ICICI Bank, Ltd. (ADR)	36,918,420
1,235,170	Itau Unibanco Holding S.A. (ADR)	27,161,388
1,729,238	Standard Chartered PLC**	47,161,991
		111,241,799
Commercial Services – Finance – 1.6%
744,355	Paychex, Inc.	22,851,699
2,416,895	Western Union Co.	40,990,539
		63,842,238
Computers – 5.1%
265,938	Apple, Inc.*	62,476,814
612,375	International Business Machines Corp.	78,537,094
836,075	Research In Motion, Ltd. (U.S. Shares)*	61,827,746
		202,841,654
Cosmetics and Toiletries – 1.6%
744,615	Colgate-Palmolive Co.	63,485,875
Diversified Banking Institutions – 7.4%
4,253,304	Bank of America Corp.	75,921,476
1,568,965	Credit Suisse Group A.G. (ADR)**	80,613,422
204,830	Goldman Sachs Group, Inc.	34,950,143
3,465,480	Morgan Stanley	101,503,908
		292,988,949
Diversified Operations – 1.9%
5,870,000	China Merchants Holdings International Co., Ltd.	21,623,132
576,485	Danaher Corp.	46,066,917
19,329,275	Melco International Development, Ltd.*	8,663,817
		76,353,866
E-Commerce/Services – 1.3%
1,649,570	eBay, Inc.*	44,455,911
476,635	Liberty Media Corp. – Interactive – Class A*	7,297,282
		51,753,193
Electronic Components – Semiconductors – 0.8%
320,920	Broadcom Corp. – Class A	10,648,126
723,875	Microchip Technology, Inc.	20,384,320
		31,032,446
Electronic Connectors – 0.8%
723,345	Amphenol Corp. – Class A	30,517,926
Enterprise Software/Services – 2.3%
3,603,855	Oracle Corp.	92,583,035
Fiduciary Banks – 0.3%
192,854	Northern Trust Corp.	10,657,112
Finance – Investment Bankers/Brokers – 0.6%
1,384,082	Charles Schwab Corp.	25,868,493
Finance – Other Services – 0.7%
1,001,789	NYSE Euronext	29,662,972
Food – Miscellaneous/Diversified – 2.7%
2,062,104	Nestle S.A.**	105,638,569
Food – Retail – 0.7%
4,446,607	Tesco PLC**	29,378,898
Industrial Gases – 1.0%
460,375	Praxair, Inc.	38,211,125
Medical – Biomedical and Genetic – 2.4%
825,920	Celgene Corp.*	51,174,003
978,360	Gilead Sciences, Inc.*	44,495,813
		95,669,816
Medical – Drugs – 5.0%
938,615	Abbott Laboratories	49,446,238
2,816,335	Bristol-Myers Squibb Co.	75,196,144
457,558	Roche Holding A.G.**	74,226,751
		198,869,133
Medical – HMO – 0.9%
1,120,580	UnitedHealth Group, Inc.	36,609,349
Medical Products – 4.1%
1,061,195	Baxter International, Inc.	61,761,549
795,590	Covidien PLC (U.S. Shares)**	40,002,265
927,795	Johnson & Johnson	60,492,234
		162,256,048
Metal Processors and Fabricators – 1.0%
321,095	Precision Castparts Corp.	40,685,947
Multi-Line Insurance – 0.8%
617,595	ACE, Ltd. (U.S. Shares)**	32,300,219
Networking Products – 2.1%
3,259,160	Cisco Systems, Inc.*	84,835,935
Oil and Gas Drilling – 0.7%
337,675	Transocean, Ltd. (U.S. Shares)*,**	29,168,367
Oil Companies – Exploration and Production – 5.8%
2,378,673	EnCana Corp. (U.S. Shares)	73,810,223
726,060	EOG Resources, Inc.	67,480,016
1,031,895	Occidental Petroleum Corp.	87,236,403
		228,526,642

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 65

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Oil Companies – Integrated – 5.6%
2,378,673	Cenovus Energy, Inc.	$62,345,019
1,311,417	Hess Corp.	82,029,134
1,926,680	Petroleo Brasileiro S.A. (U.S. Shares)	76,277,261
		220,651,414
Optical Supplies – 1.7%
426,265	Alcon, Inc. (U.S. Shares)**	68,867,373
Power Converters and Power Supply Equipment – 0.4%
1,046,480	Suntech Power Holdings Co., Ltd. (ADR)*	14,671,650
Real Estate Operating/Development – 0.8%
7,913,520	Hang Lung Properties, Ltd.	31,902,779
Retail – Building Products – 1.6%
1,923,856	Home Depot, Inc.	62,236,742
Retail – Discount – 0.7%
494,115	Target Corp.	25,990,449
Retail – Drug Store – 0.9%
971,589	CVS Caremark Corp.	35,521,294
Retail – Jewelry – 1.1%
883,640	Tiffany & Co.	41,964,064
Retail – Regional Department Stores – 1.0%
741,105	Kohl’s Corp.*	40,597,732
Semiconductor Components/Integrated Circuits – 0.5%
988,120	Marvell Technology Group, Ltd.*	20,137,886
Soap and Cleaning Preparations – 1.7%
1,194,940	Reckitt Benckiser Group PLC**	65,578,739
Telecommunication Equipment – Fiber Optics – 1.6%
3,217,039	Corning, Inc.	65,016,358
Television – 1.4%
3,950,768	CBS Corp. – Class B	55,073,706
Tobacco – 3.5%
1,919,730	Altria Group, Inc.	39,392,860
1,925,275	Philip Morris International, Inc.	100,422,344
		139,815,204
Toys – 0.6%
991,535	Mattel, Inc.	22,547,506
Transportation – Railroad – 1.2%
642,590	Union Pacific Corp.	47,101,847
Wireless Equipment – 1.6%
1,479,325	QUALCOMM, Inc.	62,116,857

Total Common Stock (cost $3,063,271,471)		3,720,632,891

Corporate Bonds – 2.0%
Automotive – Cars and Light Trucks – 0.6%
$14,823,000	Ford Motor Co., 4.2500%, 11/15/16	22,178,914
Building – Residential and Commercial – 0.2%
6,467,000	Meritage Homes Corp. 6.2500%, 3/15/15	6,208,320
Power Converters and Power Supply Equipment – 1.0%
24,709,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	20,570,242
24,090,000	Suntech Power Holdings Co. Ltd. 3.0000%, 3/15/13 (144A)	20,536,725
		41,106,967
REIT – Warehouse/Industrial – 0.2%
$9,896,000	ProLogis, 3.2500%, 3/15/15	9,945,480

Total Corporate Bonds (cost $77,650,779)		79,439,681

Preferred Stock – 0.9%
Metal – Copper – 0.9%
302,660	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500% (cost $30,729,617)	35,099,480

U.S. Treasury Notes/Bonds – 2.2%
	U.S. Treasury Notes/Bonds:
$19,091,000	2.7500%, 7/31/10	19,253,579
26,056,000	1.5000%, 10/31/10	26,237,167
19,091,000	4.8750%, 7/31/11	20,171,589
19,091,000	3.3750%, 7/31/13	20,090,299

Total U.S. Treasury Notes/Bonds (cost $84,152,478)		85,752,634

Money Market – 1.6%
65,811,736	Janus Cash Liquidity Fund LLC, 0% (cost $65,811,736)	65,811,736

Total Investments (total cost $3,321,616,081) – 100.5%		3,986,736,422

Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(20,296,838)

Net Assets – 100%		$3,966,439,584

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$12,041,374	0.3%
Belgium	100,663,354	2.5%
Bermuda	20,137,886	0.5%
Brazil	149,770,581	3.8%
Canada	197,982,989	5.0%
Cayman Islands	55,778,617	1.4%
Germany	29,033,376	0.7%
Hong Kong	62,189,728	1.6%
India	36,918,420	0.9%
Ireland	40,002,265	1.0%
Switzerland	478,170,232	12.0%
United Kingdom	168,010,073	4.2%
United States††	2,636,037,527	66.1%

Total	$3,986,736,422	100.0%

††	Includes Cash Equivalents (64.5% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 4/8/10	10,500,000	$15,931,298	$(116,198)
British Pound 4/22/10	20,029,000	30,386,104	1,139,943
British Pound 5/6/10	23,530,000	35,694,105	(339,809)
Euro 4/8/10	7,120,000	9,615,536	281,264
Euro 4/22/10	12,505,000	16,888,227	244,624
Euro 5/6/10	7,355,000	9,933,174	142,882
Swiss Franc 4/22/10	38,910,000	36,919,078	(581,421)
Swiss Franc 5/6/10	52,740,000	50,048,041	(282,996)

Total		$205,415,563	$488,289

See Notes to Schedules of Investments and Financial Statements.

66 | MARCH 31, 2010

Janus Orion Fund (unaudited)

Fund Snapshot
We believe that investing in companies that are creating value by executing on a strategy to improve economic profit margin but trading below their intrinsic value, will allow us to outperform the index over time. We take a concentrated, opportunistic approach, seeking the most attractive investment opportunities, regardless of market capitalization.
John Eisinger portfolio manager

Economic Overview

Continuing their rally from March of 2009, U.S. equities recorded strong gains during the five-month period ended March 31, 2010. A pledge from U.S. Federal Reserve (Fed) Chairman Ben Bernanke that the Fed would maintain its accommodative monetary policy for an “extended period” and improving economic data that indicated the economic recovery was on track were partially offset by sovereign debt worries, primarily in Greece. Markets retreated modestly in mid-January into early February; however, they regained their uptrend in March to finish near 17-month highs.

Asset Class Overview

Small-cap and mid-cap stocks significantly outperformed large-caps during the period, while value-style indices slightly outperformed growth. Top performing sectors within our primary benchmark, the Russell 3000® Growth Index, were industrials, consumer discretionary and health care, while utilities, energy and materials lagged.

Investment Process

We believe our ability to add value – to deliver returns over those of the Fund’s primary benchmark index – is predicated on having a different view of the value of a company which is based on that company’s ability to generate cash flow over the long-term. An important metric that we focus on is return on invested capital (ROIC), a measure of how effectively a company uses the capital invested in its operations. Ideally, we try to buy stocks that are under-earning (cash flow) or under-returning (ROIC) relative to what we perceive to be the business’s potential. The impetus to improving ROIC and cash flows could be a new management team, a new product cycle, market share gains or just a new focus on improving the business by the existing management, etc. Given the challenges associated with forecasting future growth, we aim to invest in businesses that trade near or below the level of capital invested in their business and that we think have a reliable path to sustained positive economic profit generation in the future. We believe these stocks often provide the best opportunity for limiting downside risk and the greatest potential for future return. The last important goal of our portfolio management approach is not just picking good stocks, but putting them together to form a diversified portfolio that maximizes the overall risk adjusted discount to intrinsic value of the portfolio as a whole. Stocks we believe have the best risk/reward profiles are at the top of the portfolio and are generally three to five percent of the portfolio each. The second half of the portfolio tends to be made up of stocks where we have identified a path to improving future cash flows and returns, but are monitoring the company’s process to ensure it executes on its plan. Over time as either the progress towards improved returns and cash flow improves or the valuation becomes more compelling we tend to add to these positions to put them at the top of the portfolio. To further diversify the portfolio we focus on minimizing the correlation of each stock within the portfolio. Again, it is not enough to just put together undervalued stocks, but rather to try to put together a portfolio of undervalued stocks that together act in different ways in all markets. We believe this is diversification. Conversely, we sell stocks when they achieve our price targets or if they fail to progress along our identified path of future value creation.

We used derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. An example of this over the past five months was our purchase of put option contracts on the S&P 500 Index in an attempt to lessen the impact of a downward move in the overall market. Please see the “Notes to Financial Statements” for a discussion of derivatives used in the Fund.

Strategy Overview

Stock selection drove the Fund’s outperformance relative to its primary benchmark during the period, particularly in information technology, materials, consumer discretionary and telecommunications sectors. One of the largest holdings, Crown Castle International Co., was also among

Janus Growth & Core Funds | 67

Janus Orion Fund (unaudited)

our largest individual contributors during the period. The wireless tower company’s fundamentals remain strong and the need for wireless carriers to upgrade their networks should continue to be a driver of the firm’s growth and returns on invested capital.

UAL, the parent company of United Airlines, returned over 200% during the period, as it benefited from revenue growth against a backdrop of an improved cost structure. The airline industry has been aggressive in reducing capacity and cutting costs, which has helped drive improved pricing. Thus far the industry has remained disciplined, which should help drive returns on capital higher than is currently being valued in the stock price for UAL.

Limited Brands, a specialty retailer, also recorded strong gains. Limited’s sales have been improving, which has helped drive incremental margins higher. We initiated a position in this retailer of women’s apparel and beauty products during the second quarter of 2009, as the market price suggested a very dire scenario for the business. Since then, the company has been aggressive in reducing costs and managing inventory.

Our holdings in financials were the primary detractor during the period followed distantly by our overweight in energy and holdings in health care. Two financial holdings, investment bank/brokerage firm Morgan Stanley and Belgium-based insurer Fortis, were among top detractors during the period. We believe Morgan Stanley, a top five holding, will gain market share and that management is focused on capital allocation and unlocking value across its businesses. Fortis suffered from concerns over its exposure to Greece in the quarter. We think the market overreacted given the small percentage of book value Greek bonds represented on Fortis’ balance sheet. Longer term, we see the company deploying capital to improve returns and creating more value in its Asian operations which together are not fully discounted in the stock price.

CVS Caremark Corp., a pharmacy benefits management (PBM) company that provides prescription and related health-care services and operates retail pharmacies, suffered from poor execution in its PBM business and doubts about the potential synergies between the PBM and retail pharmacy businesses. We exited the position.

Conclusion

We believe there continues to be considerable skepticism surrounding companies’ ability to grow broadly. We are finding many companies that we feel will show very attractive growth that is not being priced into the stocks currently. Our focus remains on companies that are growing economic profits and improving ROIC where the price of the stock does not reflect this view. We think focusing on quality stock specific ideas will give us the best opportunity to generate strong long-term performance.

Thank you for your continued investment in Janus Orion Fund.

68 | MARCH 31, 2010

(unaudited)

Janus Orion Fund At A Glance

5 Top Performers – Holdings

Contribution

UAL Corp.	1.70%
Crown Castle International Corp.	1.48%
Limited Brands, Inc.	1.36%
Ivanhoe Mines, Ltd.	1.17%
Atmel Corp.	0.96%

5 Bottom Performers – Holdings

Contribution

Morgan Stanley	–0.41%
Fortis	–0.35%
CVS Caremark Corp.	–0.30%
Wynn Resorts, Ltd.	–0.28%
Banco Santander Central Hispano S.A.	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	4.19%	19.51%	32.04%
Consumer Discretionary	3.62%	11.27%	11.03%
Industrials	2.97%	10.77%	10.61%
Health Care	2.34%	14.75%	16.64%
Materials	2.22%	5.97%	3.79%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	0.84%
Other**	0.01%	0.06%	0.00%
Consumer Staples	0.22%	5.62%	15.12%
Energy	0.74%	8.86%	4.18%
Financials	1.32%	16.42%	5.08%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 69

Janus Orion Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Illinois Tool Works, Inc. Diversified Operations	5.5%
Crown Castle International Corp. Wireless Equipment	5.4%
Johnson & Johnson Medical Products	3.8%
Morgan Stanley Diversified Banking Institutions	3.6%
Wesco International, Inc. Distribution/Wholesale	3.0%

21.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 7.3% of total net assets.

*Includes Securities Sold Short of (3.8)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

70 | MARCH 31, 2010

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010					per the February 16, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Orion Fund – Class A Shares
NAV	18.16%	74.64%	9.47%	0.94%	1.20%	1.17%
MOP	11.38%	64.60%	8.18%	0.33%

Janus Orion Fund – Class C Shares
NAV	17.76%	72.23%	8.64%	0.18%	2.14%	1.92%
CDSC	16.58%	70.51%	8.64%	0.18%

Janus Orion Fund – Class D Shares(1)	18.31%	74.89%	9.52%	0.97%	0.90%	0.90%

Janus Orion Fund – Class I Shares	18.41%	74.89%	9.52%	0.97%	0.83%	0.83%

Janus Orion Fund – Class R Shares	17.96%	73.31%	8.97%	0.49%	1.50%	1.50%

Janus Orion Fund – Class S Shares	18.05%	74.10%	9.24%	0.74%	1.25%	1.25%

Janus Orion Fund – Class T Shares	18.31%	74.89%	9.52%	0.97%	1.03%	1.03%

Russell 3000® Growth Index	14.94%	50.50%	3.46%	–3.80%

S&P 500® Index	13.87%	49.77%	1.92%	–0.40%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total return for Multi-Cap Growth Funds	–	5/456	4/298	32/186

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 71

Janus Orion Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

A hedging strategy is one that attempts to minimize or protect against loss by strategically using instruments in the market to offset the risk of any adverse price movements. It involves counterbalancing one transaction against another. Hedging does not prevent a negative event from happening. It attempts to reduce the impact of the event. A reduction in such risk usually means a reduction in potential profits. Hedging, for the most part, is a technique not by which you will necessarily make money but by which you can reduce potential loss.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Effective February 16, 2010, Janus Orion Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Orion Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Orion Fund (the “JAD predecessor fund”) into corresponding shares of Janus Orion Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Orion Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

72 | MARCH 31, 2010

(unaudited)

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

Janus Growth & Core Funds | 73

Janus Orion Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,181.60	$5.10

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,177.60	$8.74

Hypothetical (5% return before expenses)	$1,000.00	$1,015.26	$9.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,087.60	$1.08

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,184.10	$3.52

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,179.60	$6.72

Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,180.50	$5.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,183.10	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

†	Expenses are equal to the annualized expense ratio of 1.13% for Class A Shares, 1.94% for Class C Shares, 0.78% for Class I Shares, 1.49% for Class R Shares, 1.24% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect the five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.86% for Class D Shares, multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers of Janus Capital.

74 | MARCH 31, 2010

Janus Orion Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 98.5%
Advertising Sales – 0.3%
351,921	Lamar Advertising Co. – Class A*	$12,088,486
Agricultural Chemicals – 0.4%
494,905	Intrepid Potash, Inc.*	15,010,469
Airlines – 1.4%
2,614,165	UAL Corp.*	51,106,926
Brewery – 2.0%
1,480,454	Anheuser-Busch InBev N.V.**	74,565,522
Building – Residential and Commercial – 0.7%
3,786,300	MRV Engenharia e Participacoes S.A.**	26,434,871
Cable Television – 0.3%
9,629	Jupiter Telecommunications Co., Ltd.	11,125,837
Chemicals – Diversified – 1.4%
3,806,878	Israel Chemicals, Ltd.	51,555,769
Coatings and Paint Products – 2.1%
1,132,305	Sherwin-Williams Co.	76,634,402
Commercial Banks – 5.8%
7,915,353	Banco Santander Central Hispano S.A.**	105,185,994
3,176,408	CapitalSource, Inc.	17,756,121
3,489,581	ICICI Bank, Ltd.**	74,043,794
2,527,014	Oriental Bank of Commerce**	18,067,390
		215,053,299
Commercial Services – Finance – 3.5%
2,980,100	Paychex, Inc.	91,489,070
2,393,695	Total System Services, Inc.	37,485,264
		128,974,334
Computers – 2.3%
397,225	International Business Machines Corp.	50,944,106
489,040	Research In Motion, Ltd. (U.S. Shares)*	36,164,508
		87,108,614
Disposable Medical Products – 2.0%
868,710	C.R. Bard, Inc.	75,247,660
Distribution/Wholesale – 3.0%
3,196,115	Wesco International, Inc.*,£	110,937,152
Diversified Banking Institutions – 4.5%
212,950	Goldman Sachs Group, Inc.	36,335,659
4,519,995	Morgan Stanley	132,390,653
		168,726,312
Diversified Operations – 6.5%
9,958,000	China Resources Enterprise Ltd.	37,002,615
4,356,590	Illinois Tool Works, Inc.**	206,328,103
		243,330,718
Electronic Components – Miscellaneous – 2.5%
3,354,143	Tyco Electronics, Ltd. (U.S. Shares)**	92,171,850
Electronic Components – Semiconductors – 2.1%
9,896,619	ON Semiconductor Corp.*	79,172,952
Entertainment Software – 2.4%
4,674,445	Electronic Arts, Inc.*	87,225,144
Internet Gambling – 1.4%
10,844,126	PartyGaming PLC*	52,668,225
Medical – Biomedical and Genetic – 1.9%
860,625	Celgene Corp.*	53,324,325
448,525	Vertex Pharmaceuticals, Inc.*	18,331,217
		71,655,542
Medical – Drugs – 2.6%
2,363,475	Biovail, Corp.	39,635,476
2,131,215	Bristol-Myers Squibb Co.	56,903,440
		96,538,916
Medical Instruments – 2.5%
2,231,985	St. Jude Medical, Inc.*	91,622,984
Medical Products – 5.2%
2,186,875	Johnson & Johnson**	142,584,250
941,920	Varian Medical Systems, Inc.*	52,116,434
		194,700,684
Metal – Diversified – 2.4%
5,194,845	Ivanhoe Mines, Ltd.*	90,810,024
Multi-Line Insurance – 1.9%
19,638,164	Fortis**	69,909,922
Networking Products – 1.9%
2,772,290	Cisco Systems, Inc.*	72,162,709
Oil and Gas Drilling – 1.5%
1,235,950	Ensco International PLC**	55,345,841
Oil Companies – Exploration and Production – 6.3%
1,080,660	Anadarko Petroleum Corp.	78,704,468
881,195	Occidental Petroleum Corp.	74,496,225
1,706,390	Ultra Petroleum Corp. (U.S. Shares)*	79,568,967
		232,769,660
Real Estate Management/Services – 2.3%
1,148,814	Jones Lang LaSalle, Inc.	83,737,052
Real Estate Operating/Development – 0.5%
2,674,083	Rossi Residencial S.A.**	18,639,600
Retail – Apparel and Shoe – 3.9%
1,692,878	Foot Locker, Inc.	25,460,885
3,732,630	Limited Brands, Inc.**	91,897,350
4,915,170	Pacific Sunwear of California, Inc.*,£	26,099,553
		143,457,788
Semiconductor Components/Integrated Circuits – 4.7%
21,347,354	Atmel Corp.* ,**	107,377,190
3,347,510	Marvell Technology Group, Ltd.*	68,222,254
		175,599,444
Shipbuilding – 1.0%
94,000	OSX Brasil SA*,**	37,018,284
Steel – Producers – 1.3%
12,349,505	Al Ezz Steel Rebars S.A.E.*	47,418,688
Telecommunication Equipment – 2.5%
12,322,260	Tellabs Inc.	93,279,508
Transportation – Marine – 1.2%
942,535	Tidewater, Inc.	44,553,629
Transportation – Services – 1.9%
1,296,155	C.H. Robinson Worldwide, Inc.	72,390,257
Web Portals/Internet Service Providers – 2.0%
4,469,565	Yahoo!, Inc.*	73,881,909

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 75

Janus Orion Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Wireless Equipment – 6.4%
5,265,746	Crown Castle International Corp.*,**	$201,309,470
1,020,665	SBA Communications Corp. – Class A*	36,815,387
		238,124,857

Total Common Stock (cost $2,875,278,893)		3,662,755,840

Purchased Options – Calls – 0.1%
2,378	Research In Motion, Ltd. (U.S. Shares) expires April 2010 exercise price $75.00	596,720
4,437	Research In Motion, Ltd. (U.S. Shares) expires June 2010 exercise price $80.00	1,397,385

Total Purchased Options – calls (premiums paid $1,815,255)		1,994,105

Money Market – 1.5%
57,547,468	Janus Cash Liquidity Fund LLC, 0% (cost $57,547,468)	57,547,468

Total Investments (total cost $2,934,641,616) – 100.1%		3,722,297,413

Securities Sold Short – (3.8)%
Common Stock – (1.8)%
Casino Hotels – (1.0)%
505,025	Wynn Resorts, Ltd.	(38,296,046)
Electronic Components – Semiconductors – (0.8)%
404,525	Cree, Inc.*	(28,405,745)

Total Common Stock (proceeds $56,835,471)		(66,701,791)

Exchange-Traded Funds – (2.0)%
Sector Fund – Technology – (1.0)%
1,370,400	Semiconductor HOLDRs Trust	(38,165,640)
Sector Fund – Undefined Equity – (1.0)%
894,105	SPDR S&P Retail ETF	(36,944,419)

Total Exchange-Traded Funds (proceeds $74,032,897)		(75,110,059)

Total Securities Sold Short (proceeds $130,868,368)		(141,811,850)

Cash, Receivables and Other Assets, net of Liabilities** – 3.7%		138,272,195

Net Assets – 100%		$3,718,757,758

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$144,475,444	3.9%
Bermuda	68,222,254	1.8%
Brazil	82,092,755	2.2%
Canada	246,178,974	6.6%
Egypt	47,418,688	1.3%
Gibraltar	52,668,225	1.4%
Hong Kong	37,002,615	1.0%
India	92,111,184	2.5%
Israel	51,555,769	1.4%
Japan	11,125,837	0.3%
Spain	105,185,995	2.8%
Switzerland	92,171,850	2.5%
United Kingdom	55,345,841	1.5%
United States††	2,636,741,982	70.8%

Total	$3,722,297,413	100.0%

††	Includes Cash Equivalents (69.3% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(141,811,850)	100.0%

Total	$(141,811,850)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Brazilian Real 4/22/10	13,875,000	$7,773,851	$(304,133)
Brazilian Real 5/6/10	34,488,000	19,261,252	85,769
British Pound 4/8/10	24,897,000	37,775,384	1,418,490
British Pound 4/22/10	17,300,000	26,245,923	984,623
British Pound 5/6/10	26,000,000	39,441,000	(375,480)
Euro 4/8/10	55,717,000	75,245,622	898,345
Euro 4/22/10	43,432,000	58,655,694	849,621
Euro 5/6/10	43,579,000	58,854,899	846,588
Indian Rupee 4/22/10	1,875,000,000	41,699,339	(1,114,923)
Indian Rupee 5/6/10	1,200,000,000	26,651,712	(398,102)

Total		$391,604,676	$2,890,798

Schedule of Written Options – Calls	Value

Limited Brands, Inc. expires May 2010 5,140 contracts exercise price $24.00 (premiums received $737,590)	$(788,630)

Schedule of Written Options – Puts
Cree, Inc. expires April 2010 1,596 contracts exercise price $55.00	$(8,900)
Crown Castle International Corp. expires May 2010 2,622 contracts exercise price $35.00	(175,801)

See Notes to Schedules of Investments and Financial Statements.

76 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Value

Cytogenix, Inc. expires May 2010 5,140 contracts exercise price $25.00	(242,195)
Ford Motor Co. expires May 2010 16,907 contracts exercise price $11.00	(338,140)
Ford Motor Co. expires May 2010 7,749 contracts exercise price $12.00	(387,450)
Morgan Stanley expires May 2010 4,942 contracts exercise price $26.00	(224,588)
Research In Motion, Ltd. (U.S. Shares) expires June 2010 6,815 contracts exercise price $55.00	(380,315)
Ultra Petroleum Corp. (U.S. Shares) expires May 2010 1,835 contracts exercise price $40.00	(97,124)
Ultra Petroleum Corp. (U.S. Shares) expires June 2010 3,678 contracts exercise price $40.00	(350,004)
Ultra Petroleum Corp. (U.S. Shares) expires June 2010 2,248 contracts exercise price $41.00	(258,090)

Total Written Options – Puts
(premiums received $3,190,581)	$(2,462,607)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 77

Janus Research Core Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team Based Approach Led by Jim Goff, Director of Research

Fund Performance

For the 5-month period ending March 31, 2010, Janus Research Core Fund’s Class T Shares gained 11.97%, underperforming its primary benchmark, the S&P 500® Index, which advanced 13.87%.

Long-Term Investing and Sticking to Conviction

In my opinion, Janus’ investment process has become stronger and more disciplined over the past decade, while striving to maintain a consistent focus on adding value through excellence in research. Our focus is twofold – we strive to generate excellent long term results, while investing in a disciplined manner in an effort to provide consistency of returns for investors. We seek to steadily outperform the market through disciplined investing and by avoiding “big mistakes.” Markets have a way of humbling and challenging investors, though. Consider the severe downturn of late 2008 to early 2009. We wish we were prescient enough to avoid this sharp decline in global stock markets. We believed we would be somewhat protected by owning strong companies with excellent competitive positions in their markets. The key investing decision for most investors over the past 7-8 years was what they did during the depths of the panic and negative headlines. It is said that there are two classes of mistakes – minor ones like wearing white after Labor Day or serious ones like attacking Russia in winter. Moving out of the market or investing defensively during this time was the investment equivalent of “attacking Russia in winter.” Since its low in March of 2009, the S&P 500® Index is up 77.42%. Maintaining a focus on the long-term and finding what we felt were the best risk-rewards offered to us by a panicked market helped us to outperform off the March 2009 lows. Sure, we took our lumps for a time, but our patience paid off over the course of this market cycle. We took an important step toward our goal of great 5-, 10- and 20-year performance for our investors.

Economic Overview

During late 2008 and early 2009, many prognosticators felt the global economy was headed towards another depression. Since then, credit markets have improved greatly and lending is functioning more normally. We believe that we are back from the brink. Europe is stagnant and facing challenges from sovereign debt issues, but we feel that the United States is positioned to grow moderately in 2010 and economic growth in emerging markets appears to be vibrant. Near term, corporate earnings are strong and economic indicators in most global markets are clearly better than expected. Despite these positives, we are still at a point of uncertainty in the global economy. While much of the recent downturn can be attributed to excess borrowing by consumers and overvalued housing, the next downturn could come because many national governments took up the mantle from consumers and borrowed too much. Federal deficits and debts, relative to Gross Domestic Product (GDP), are in many cases in uncharted territories. Strong near-term growth could lead to employment gains and a sustainably growing economy to gradually resolve these debt issues. It is possible, however, that these high government borrowings lead to higher tax rates, inflation and higher interest rates which could depress economic growth for many years. We design this portfolio to benefit from stock picking and not from macro or sector bets. Against the backdrop of an uncertain economy, we think it especially important to focus on stock picking. Our portfolio positioning in Research Core remains balanced; it is positioned for neither ebullient growth nor recession.

Sector Views

Among our seven research sectors within the S&P 500®, communications had the strongest relative performance. Our relative underperformances during the period were led by industrials and financials. Our bottom up approach puts us in touch with thousands of companies and industry participants. And we use those conversations, surveys and other research tools to gain a broader outlook on sectors.

Communications

We anticipated a recovery in advertising, but the pace exceeded our expectations. Television and internet led the recovery while print media lost share. The lines between internet and television are blurring as advertisers tie on-line advertising with television broadcasts and many people watch television online. We also see opportunities

78 | MARCH 31, 2010

(unaudited)

(for infrastructure companies, among others) and challenges (for telecommunication companies, for example) in the growing volume of wireless data.

Consumer

We saw resurgence in consumer demand during the period and improving sentiment, but it was generally off gloomy views from a year ago. Retail sales continue to surprise us and others, especially at the high end. With store utilization lower than average, inventories lean, companies cautious on expenses, and a shift to on-line sales, higher growth means margins expand. Our view on staples is rosier, especially in emerging markets, but we are monitoring how manufacturers offset higher raw material costs.

Energy

In general, the outlook for oil prices is more favorable than that for natural gas. Natural gas production has not fallen in line with the fall in prices for a variety of structural reasons. Refining, which has long suffered from poor profitability, may be near an inflection point if increased demand from refined products sops up excess capacity in the industry. We remain quite impressed with the opportunity for companies with exposure to production in Brazilian waters.

Financials

We are watching the pace and scope of Washington’s efforts at financial sector reform. While we expect a great deal of rhetoric, we generally think the outcome will be less severe than the market fears. Some businesses, such as exchanges, may benefit from the new regulations. Away from Washington, we are anticipating peaks in non-performing loans and charge-offs, which could bode well for bank stocks, especially well-positioned large cap banks with attractive valuations. Our exposure to Greece is minimal, and we found opportunities where the stocks were over-sold in our opinion. Global insurance and real estate are offering investment opportunities as well.

Health Care

With reform behind us, the fundamentals of the sector will likely once again drive performance. In general, coming off several years of underperformance, valuations are low. The health care plan did more to expand healthcare than reform the cost structure. Pharmaceuticals, pharmacy benefit management companies and generic drug companies generally win from the increased patient population. Meanwhile, we’re uncertain if the increased regulation of insurance companies offset the benefit of a bigger pool of patients. We see a big opportunity for healthcare investing in emerging markets. We believe growth in these countries will far outpace GDP growth.

Industrials

The team focuses on companies that we believe are structural earnings growers with high returns and operating leverage that could help them benefit from an economic upturn. We are favoring more stable companies that we feel can do well in a variety of economic outcomes. We also see opportunities in companies with structural changes, such as airlines and the auto sector. Transports – which have leverage to the increased shipping needs of a growing economy – offer us some opportunities too. In addition, we think housing has stabilized, meaning good news for the industry and for related companies.

Technology

We saw a modest recovery in the technology sector, but company budgets for spending remained focused at period end. While we are seeing a bounce in demand in the semiconductor space, we believe the long-term winners will be either niche companies or those offering integrated solutions. Some of our investment themes continue to be network infrastructure, wireless, smart phones, web-based software and connectors.

Holdings Overview

Among individual detractors were utilities NRG Energy, Inc. and AES Corp. We believe wholesale power provider NRG could gain from future projects. In addition, we like that the company has been actively buying back shares and think these buybacks will continue along with further debt reduction. Finally, we feel the company could benefit from increasing electrical demand, particularly in Texas. AES, a global power producer, has attractive assets and the potential to improve returns on capital in our opinion. In addition, its stock price at period end was trading at a discount to our view of the company’s fair value.

Semiconductor equipment provider KLA-Tencor Corp. traded modestly lower during the period. Based on the equipment provider’s market-leading metrology and inspection products in the semiconductor industry, we think KLA-Tencor is poised for attractive growth.

Contributors included wireless tower company Crown Castle International Corp., which benefited from strong demand in wireless data transmission and growing market

Janus Growth & Core Funds | 79

Janus Research Core Fund (unaudited)

share. We believe the company is undervalued. We also believe its debt load is manageable.

Bank of America Corp. also posted strong gains during the period. We consider Bank of America to be one of the top franchises in U.S. deposits, wealth management and mortgage banking. In addition, we think the bank has an attractive potential return on equity and is well positioned to benefit from the improvement in the credit markets.

United Parcel Service, Inc. – Class B was another top contributor. We believe UPS has a dominant franchise in global trade with its integrated network and bundled product service that can deliver virtually any size package to almost any location in the world. Industry dynamics improved with the departure of DHL from the U.S. market in 2008. We also like the company’s focus on returns on invested capital, profitability and free-cash-flow generation.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

We are committed to the success of Janus Research Core Fund – as managers and as investors. Janus analysts and I have more than $12 million invested in Janus’ U.S. and global research portfolios. We believe this alignment with our shareholders is a good reminder of our commitment to our process. We have a top-notch investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined and when needed by staying above the panic, we hope to reward long term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Research Core Fund.

Janus Research Core Fund At A Glance

5 Top Performers – Holdings

Contribution

Bank of America Corp.	0.81%
United Parcel Service, Inc. – Class B	0.58%
Crown Castle International Corp.	0.57%
Northrop Grumman Corp.	0.57%
Lamar Advertising Co. – Class A	0.56%

5 Bottom Performers – Holdings

Contribution

NRG Energy, Inc.	–0.27%
AES Corp.	–0.20%
Exxon Mobil Corp.	–0.12%
KLA-Tencor Corp.	–0.12%
Gap, Inc.	–0.07%

4 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Technology	2.33%	16.59%	16.66%
Industrials	2.09%	14.72%	14.87%
Consumer	1.98%	15.83%	15.75%
Financials	1.87%	15.23%	15.59%

3 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	0.27%	14.99%	15.18%
Health Care	1.62%	14.04%	13.59%
Communications	1.80%	8.60%	8.36%

*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

80 | MARCH 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Bank of America Corp. Diversified Banking Institutions	4.4%
JPMorgan Chase & Co. Diversified Banking Institutions	4.2%
EOG Resources, Inc. Oil Companies – Exploration and Production	3.3%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	3.3%
Covidien PLC (U.S. Shares) Medical Products	2.9%

18.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

Janus Growth & Core Funds | 81

Janus Research Core Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Research Core Fund – Class A Shares
NAV	11.94%	53.11%	3.18%	0.15%	8.70%	1.45%	0.91%
MOP	5.53%	44.39%	1.96%	–0.44%	8.24%

Janus Research Core Fund – Class C Shares
NAV	11.63%	50.53%	2.41%	–0.59%	7.98%	2.35%	1.66%
CDSC	10.52%	49.04%	2.41%	–0.59%	7.98%

Janus Research Core Fund – Class D Shares(1)	11.97%	53.11%	3.22%	0.20%	8.74%	0.92%	0.78%

Janus Research Core Fund – Class I Shares	12.02%	53.11%	3.22%	0.20%	8.74%	0.84%	0.66%

Janus Research Core Fund – Class R Shares	11.68%	51.50%	2.68%	–0.32%	8.27%	1.63%	1.41%

Janus Research Core Fund – Class S Shares	11.83%	52.45%	2.95%	–0.06%	8.51%	1.37%	1.16%

Janus Research Core Fund – Class T Shares	11.97%	53.11%	3.22%	0.20%	8.74%	1.05%	0.91%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	5.97%

Russell 1000® Growth Index	14.51%	49.75%	3.42%	–4.21%	4.55%

Lipper Quartile – Class T Shares	–	1st	1st	2nd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	170/930	123/664	160/387	7/203

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

82 | MARCH 31, 2010

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Research Core Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Research Core Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Research Core Fund (the “JAD predecessor fund”) into corresponding shares of Janus Research Core Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Research Core Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Growth & Core Funds | 83

Janus Research Core Fund (unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 28, 1996
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,119.40	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,116.30	$7.40

Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,079.30	$1.02

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,120.90	$3.03

Hypothetical (5% return before expenses)	$1,000.00	$1,021.49	$3.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,116.80	$6.31

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,118.30	$5.21

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,119.70	$3.86

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.43

†	Expenses are equal to the annualized expense ratio of 0.94% for Class A Shares, 1.69% for Class C Shares, 0.69% for Class I Shares, 1.44% for Class R Shares, 1.19% for Class S Shares and 0.88% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.81% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

84 | MARCH 31, 2010

Janus Research Core Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Common Stock – 99.6%
Advertising Sales – 1.6%
286,350	Lamar Advertising Co. – Class A*	$9,836,123
Aerospace and Defense – 0.5%
564,260	BAE Systems PLC**	3,178,869
Aerospace and Defense – Equipment – 2.2%
188,251	United Technologies Corp.	13,857,156
Airlines – 1.9%
428,390	Ryanair Holdings PLC (ADR)*,**	11,639,356
Apparel Manufacturers – 0.4%
69,770	Coach, Inc.	2,757,310
Athletic Footwear – 2.3%
195,338	NIKE, Inc. – Class B	14,357,343
Brewery – 1.4%
169,645	Anheuser-Busch InBev N.V.**	8,544,452
200,168	Anheuser-Busch InBev N.V. – VVPR Strip*,**	1,892
		8,546,344
Building – Residential and Commercial – 2.1%
18,512	NVR, Inc.*	13,448,968
Cable Television – 0.8%
529,548	British Sky Broadcasting Group PLC**	4,836,935
Cellular Telecommunications – 0.4%
993,695	Vodafone Group PLC**	2,291,739
Commercial Banks – 0.9%
138,510	ICICI Bank, Ltd. (ADR)	5,914,377
Computers – 2.1%
56,641	Apple, Inc.*	13,306,670
Consumer Products – Miscellaneous – 1.7%
164,896	Kimberly-Clark Corp.	10,368,660
Containers – Metal and Glass – 1.3%
314,676	Crown Holdings, Inc.*	8,483,665
Cosmetics and Toiletries – 2.3%
172,758	Colgate-Palmolive Co.	14,729,347
Distribution/Wholesale – 0.7%
95,470	Fastenal Co.	4,581,605
Diversified Banking Institutions – 11.9%
1,561,648	Bank of America Corp.	27,875,417
55,147	Goldman Sachs Group, Inc.	9,409,733
586,765	JPMorgan Chase & Co.	26,257,734
382,617	Morgan Stanley	11,206,852
		74,749,736
Diversified Operations – 3.1%
50,805	Danaher Corp.	4,059,828
325,786	Illinois Tool Works, Inc.	15,429,225
		19,489,053
E-Commerce/Services – 0.5%
119,962	eBay, Inc.*	3,232,976
Electric – Generation – 0.9%
524,789	AES Corp.*	5,772,679
Electronic Components – Miscellaneous – 0.8%
179,119	Tyco Electronics, Ltd. (U.S. Shares)**	4,922,190
Enterprise Software/Services – 2.1%
523,084	Oracle Corp.	13,438,028
Finance – Other Services – 0.7%
13,217	CME Group, Inc.	4,178,026
Independent Power Producer – 2.3%
702,344	NRG Energy, Inc.*	14,678,990
Internet Security – 0.8%
309,912	Symantec Corp.*	5,243,711
Life and Health Insurance – 2.2%
199,540	AFLAC, Inc.	10,833,027
385,698	Prudential PLC**	3,204,055
		14,037,082
Medical – Biomedical and Genetic – 2.6%
68,844	Celgene Corp.*	4,265,574
72,253	Genzyme Corp.*	3,744,873
177,681	Gilead Sciences, Inc.*	8,080,932
		16,091,379
Medical – Drugs – 5.3%
317,841	Abbott Laboratories	16,743,864
281,077	Merck & Co., Inc.	10,498,226
37,855	Roche Holding A.G.**	6,140,978
		33,383,068
Medical Products – 5.0%
226,875	Baxter International, Inc.	13,204,125
360,122	Covidien PLC (U.S. Shares)**	18,106,934
		31,311,059
Multimedia – 1.9%
73,333	News Corp. – Class A	1,056,729
642,095	News Corp. – Class B	10,922,035
		11,978,764
Networking Products – 2.8%
681,867	Cisco Systems, Inc.*	17,748,998
Oil Companies – Exploration and Production – 7.0%
117,756	Devon Energy Corp.	7,587,019
223,710	EOG Resources, Inc.	20,791,608
181,643	Occidental Petroleum Corp.	15,356,099
		43,734,726
Oil Companies – Integrated – 3.2%
144,325	Exxon Mobil Corp.	9,666,888
227,771	Petroleo Brasileiro S.A. (ADR)	10,133,532
		19,800,420
Pipelines – 0.6%
63,396	Kinder Morgan Management LLC*	3,716,274
Real Estate Operating/Development – 1.2%
1,586,000	CapitaLand, Ltd.	4,501,945
714,000	Hang Lung Properties, Ltd.	2,878,439
		7,380,384
Retail – Apparel and Shoe – 0.6%
94,563	Nordstrom, Inc.	3,862,899
Retail – Building Products – 0.5%
89,995	Home Depot, Inc.	2,911,338
Retail – Consumer Electronics – 0.6%
88,994	Best Buy Co., Inc.	3,785,805
Retail – Regional Department Stores – 0.5%
58,965	Kohl’s Corp.*	3,230,103

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 85

Janus Research Core Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Retail – Restaurants – 1.2%
114,405	McDonald’s Corp.	$7,633,102
Semiconductor Equipment – 2.4%
485,020	KLA-Tencor Corp.	14,996,818
Soap and Cleaning Preparations – 3.3%
375,030	Reckitt Benckiser Group PLC**	20,581,782
Telecommunication Equipment – Fiber Optics – 1.1%
341,928	Corning, Inc.	6,910,365
Telecommunication Services – 0.6%
126,705	Amdocs, Ltd. (U.S. Shares)*,**	3,815,088
Tobacco – 0.9%
105,915	Philip Morris International, Inc.	5,524,526
Toys – 1.6%
30,000	Nintendo Co., Ltd.**	10,046,004
Transportation – Services – 2.9%
279,684	United Parcel Service, Inc. – Class B	18,014,446
Web Portals/Internet Service Providers – 1.1%
7,244	Google, Inc. – Class A*	4,107,420
169,190	Yahoo!, Inc.*	2,796,711
		6,904,131
Wireless Equipment – 4.8%
394,326	Crown Castle International Corp.*	15,075,083
357,586	QUALCOMM, Inc.	15,015,036
		30,090,119

Total Common Stock (cost $542,736,453)		625,328,536

Money Market – 0.2%
1,111,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,111,000)	1,111,000

Total Investments (total cost $543,847,453) – 99.8%		626,439,536

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,452,808

Net Assets – 100%		$627,892,344

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$8,546,344	1.4%
Brazil	10,133,532	1.6%
Guernsey	3,815,088	0.6%
Hong Kong	2,878,439	0.5%
India	5,914,377	0.9%
Ireland	29,746,290	4.8%
Japan	10,046,004	1.6%
Singapore	4,501,945	0.7%
Switzerland	11,063,168	1.8%
United Kingdom	34,093,381	5.4%
United States††	505,700,968	80.7%

Total	$626,439,536	100.0%

††	Includes Cash Equivalents (80.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 4/8/10	527,000	$799,599	$24,799
British Pound 4/22/10	8,600,000	13,047,106	489,466
British Pound 5/6/10	2,435,000	3,693,801	(35,165)
Euro 4/8/10	2,000,000	2,700,993	25,367
Euro 4/22/10	978,000	1,320,807	19,132
Euro 5/6/10	4,240,000	5,726,262	82,368
Japanese Yen 4/8/10	49,000,000	524,244	9,752
Japanese Yen 4/22/10	217,000,000	2,321,884	61,788
Japanese Yen 5/6/10	190,000,000	2,033,169	62,042
Swiss Franc 5/6/10	3,380,000	3,207,478	(18,137)

Total		$35,375,343	$721,412

See Notes to Schedules of Investments and Financial Statements.

86 | MARCH 31, 2010

Janus Research Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team Based Approach Led by Jim Goff Director of Research

Fund Performance

For the 5-month period ending March 31, 2010, Janus Research Fund’s Class T Shares gained 15.44%, outperforming its primary benchmark, the Russell 1000® Growth Index, which advanced 14.51%.

Long-Term Investing and Sticking to Conviction

In my opinion, Janus’ investment process has become stronger and more disciplined over the past decade, while striving to maintain a consistent focus on adding value through excellence in research. Our focus is twofold – we strive to generate excellent long term results, while investing in a disciplined manner in an effort to provide consistency of returns for investors. We seek to steadily outperform the market through disciplined investing and by avoiding “big mistakes.” Markets have a way of humbling and challenging investors, though. Consider the severe downturn of late 2008 to early 2009. We wish we were prescient enough to avoid this sharp decline in global stock markets. We believed we would be somewhat protected by owning strong companies with excellent competitive positions in their markets. The key investing decision for most investors over the past 7-8 years was what they did during the depths of the panic and negative headlines. It is said that there are two classes of mistakes – minor ones like wearing white after Labor Day or serious ones like “attacking Russia in winter.” Moving out of the market or investing defensively during this time was the investment equivalent of attacking Russia in winter. Since its low in March of 2009, the Russell 1000® Growth Index is up 75.00%. Maintaining a focus on the long-term and finding what we felt were the best risk-rewards offered to us by a panicked market helped us to outperform off the March 2009 lows. Sure, we took our lumps for a time, but our patience paid off over the course of this market cycle. We took an important step toward our goal of great 5-, 10- and 20-year performance for our investors.

Economic Overview

During late 2008 and early 2009, many prognosticators felt the global economy was headed towards another depression. Since then, credit markets have improved greatly and lending is functioning more normally. We believe that we are back from the brink. Europe is stagnant and facing challenges from sovereign debt issues, but we feel that the United States is positioned to grow moderately in 2010 and economic growth in emerging markets appears to be vibrant. Near term, corporate earnings are strong and economic indicators in most global markets are clearly better than expected. Despite these positives, we are still at a point of uncertainty in the global economy. While much of the recent downturn can be attributed to excess borrowing by consumers and overvalued housing, the next downturn could come because many national governments took up the mantle from consumers and borrowed too much. Federal deficits and debts, relative to Gross Domestic Product (GDP), are in many cases in uncharted territories. Strong near-term growth could lead to employment gains and a sustainably growing economy to gradually resolve these debt issues. It is possible, however, that these high government borrowings lead to higher tax rates, inflation and higher interest rates which could depress economic growth for many years. We design this portfolio to benefit from stock picking and not from macro or sector bets. Against the backdrop of an uncertain economy, we think it especially important to focus on stock picking. Our portfolio positioning in Research remains balanced; it is positioned for neither ebullient growth nor recession.

Sector Views

Among our seven research sectors within the Russell 1000® Growth Index, technology had the strongest relative performance followed by consumer. Our relative underperformances during the period were in industrials and health care. Our bottom-up approach puts us in touch with thousands of companies and industry participants and we use those conversations, surveys and other research tools to gain a broader outlook on sectors.

Communications

We anticipated a recovery in advertising, but the pace exceeded our expectations. Television and internet led the recovery while print media lost share. The lines between internet and television are blurring as advertisers tie on-line advertising with television broadcasts and many

Janus Growth & Core Funds | 87

Janus Research Fund (unaudited)

people watch television online. We also see opportunities (for infrastructure companies, among others) and challenges (for telecommunication companies, for example) in the growing volume of wireless data.

Consumer

We saw resurgence in consumer demand during the period and improving sentiment, but it was generally off gloomy views from a year ago. Retail sales continue to surprise us and others, especially at the high end. With store utilization lower than average, inventories lean, companies cautious on expenses, and a shift to on-line sales, higher growth means margins expand. Our view on staples is rosier, especially in emerging markets, but we are monitoring how manufacturers offset higher raw material costs.

Energy

In general, the outlook for oil prices is more favorable than that for natural gas. Natural gas production has not fallen in line with the fall in prices for a variety of structural reasons. Refining, which has long suffered from poor profitability, may be near an inflection point if increased demand from refined products sops up excess capacity in the industry. We remain quite impressed with the opportunity for companies with exposure to production in Brazilian waters.

Financials

We are watching the pace and scope of Washington’s efforts at financial sector reform. While we expect a great deal of rhetoric, we generally think the outcome will be less severe than the market fears. Some businesses, such as exchanges, may benefit from the new regulations. Away from Washington, we are anticipating peaks in non-performing loans and charge-offs, which could bode well for bank stocks, especially well-positioned large cap banks with attractive valuations. Our exposure to Greece is minimal, and we found opportunities where the stocks were over-sold in our opinion. Global insurance and real estate are offering investment opportunities as well.

Health Care

With reform behind us, the fundamentals of the sector will likely once again drive performance. In general, coming off several years of underperformance, valuations are low. The health care plan did more to expand healthcare than reform the cost structure. Pharmaceuticals, pharmacy benefit management companies and generic drug companies generally win from the increased patient population. Meanwhile, we’re uncertain if the increased regulation of insurance companies offset the benefit of a bigger pool of patients. We see a big opportunity for healthcare investing in emerging markets. We believe growth in these countries will far outpace GDP growth.

Industrials

The team focuses on companies that we believe are structural earnings growers with high returns and operating leverage that could help them benefit from an economic upturn. We are favoring more stable companies that we feel can do well in a variety of economic outcomes. We also see opportunities in companies with structural changes, such as airlines and the auto sector. Transports – which have leverage to the increased shipping needs of a growing economy – offer us some opportunities too. In addition, we think housing has stabilized, meaning good news for the industry and for related companies.

Technology

We saw a modest recovery in the technology sector, but company budgets for spending remained focused at period end. While we are seeing a bounce in demand in the semiconductor space, we believe the long-term winners will be either niche companies or those offering integrated solutions. Some of our investment themes continue to be network infrastructure, wireless, smart phones, web-based software and connectors.

Holdings Overview

Within technology, ARM Holdings PLC was a top contributor. The U.K.-based semiconductor intellectual property licensing company has experienced increasing royalty revenues from the growth in smart phones, which routinely use ARM-based chips.

Marvell Technology Group, Ltd. also posted strong returns. The leading semiconductor company sells to a diverse set of customers in the computing, wireless, communications and storage industries. We remain attracted to Marvell’s business model and potential to gain market share.

Nintendo Co., Ltd. was also significantly higher during the period. We think the Japan-based company is in a multi-year growth cycle given its leading game platform the Wii, which has expanded the gaming market. In addition, we think the company can benefit from new products that could drive higher margin software sales.

Detractors included our holdings in industrials and health care. The largest individual detractors were Bayerische

88 | MARCH 31, 2010

(unaudited)

Motoren Werke A.G. (BMW) and Gap, Inc., both of which we sold to invest in other names that we felt offered better risk-reward opportunities.

NRG Energy, Inc. was also weak during the period. We believe the wholesale power provider could gain from future projects. In addition, we like that the company has been actively buying back shares and think these buybacks will continue along with further debt reduction. Finally, we feel the company could benefit from increasing electrical demand, particularly in Texas.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

We are committed to the success of Janus Research Fund – as managers and as investors. Janus analysts and I have more than $12 million invested in Janus’ U.S. and global research portfolios. . We believe this alignment with our shareholders is a good reminder of our commitment to our process. We have a top-notch investment team and a disciplined and repeatable investment process that attempts to capture the value of our research in a highly diversified portfolio. We will go through some periods of underperformance, but by staying disciplined and when needed by staying above the panic, we hope to reward long term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Research Fund.

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	0.87%
Marvell Technology Group, Ltd.	0.73%
Nintendo Co., Ltd.	0.72%
Apple, Inc.	0.72%
Corning, Inc.	0.41%

5 Bottom Performers – Holdings

Contribution

Gap, Inc.	–0.09%
Bayerische Motoren Werke A.G.	–0.08%
NRG Energy, Inc.	–0.08%
Telefonaktiebolaget L.M. Ericsson – Class B	–0.08%
Devon Energy Corp.	–0.06%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	5.86%	28.01%	28.19%
Consumer	3.66%	23.43%	23.00%
Industrials	2.10%	14.19%	14.53%
Health Care	1.94%	17.08%	16.97%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	0.14%	5.13%	5.13%
Financials	0.60%	6.46%	6.31%
Communications	1.02%	5.70%	5.87%

*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Growth & Core Funds | 89

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Apple, Inc. Computers	3.2%
Cisco Systems, Inc. Networking Products	2.8%
ARM Holdings PLC Electronic Components – Semiconductors	2.4%
Nintendo Co., Ltd. Toys	2.3%
Oracle Corp. Enterprise Software/Services	2.2%

12.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 2.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

90 | MARCH 31, 2010

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	15.43%	59.53%	4.64%	–5.07%	9.99%	1.07%
MOP	8.81%	50.35%	3.41%	–5.64%	9.61%

Janus Research Fund – Class C Shares
NAV	15.07%	56.13%	3.91%	–5.73%	9.25%	1.82%
CDSC	13.92%	54.58%	3.91%	–5.73%	9.25%

Janus Research Fund – Class D Shares(1)	15.44%	60.28%	4.86%	–4.84%	10.23%	0.94%

Janus Research Fund – Class I Shares	15.53%	60.28%	4.86%	–4.84%	10.23%	0.82%

Janus Research Fund – Class S Shares	15.32%	58.72%	4.47%	–5.22%	9.84%	1.32%

Janus Research Fund – Class T Shares	15.44%	60.28%	4.86%	–4.84%	10.23%	1.07%

Russell 1000® Growth Index	14.51%	49.75%	3.42%	–4.21%	6.96%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	7.98%

Lipper Quartile – Class T Shares	–	1st	1st	4th	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	28/834	71/611	261/330	5/86

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 91

Janus Research Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in real estate investment trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Research Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Research Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, the initial share class, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

92 | MARCH 31, 2010

(unaudited)

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,154.30	$4.90

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,150.70	$8.23

Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,091.00	$1.13

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,155.30	$3.66

Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,153.20	$5.97

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09-3/31/10)†

Actual	$1,000.00	$1,154.40	$4.63

Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.24

†	Expenses are equal to the annualized expense ratio of 1.10% for Class A Shares, 1.85% for Class C Shares, 0.82% for Class I Shares, 1.34% for Class S Shares and 1.04% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares ( February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.90% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 93

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Common Stock – 99.1%
Advertising Sales – 0.6%
573,593	Lamar Advertising Co. – Class A*	$19,702,920
Aerospace and Defense – Equipment – 1.0%
443,833	United Technologies Corp.	32,670,547
Airlines – 1.8%
1,950,832	Delta Air Lines, Inc.*	28,462,639
2,761,000	Singapore Airlines, Ltd.*	30,006,578
		58,469,217
Apparel Manufacturers – 1.0%
795,240	Coach, Inc.	31,427,885
Athletic Footwear – 1.3%
575,083	NIKE, Inc. – Class B	42,268,601
Automotive – Cars and Light Trucks – 0.7%
8,797,000	Isuzu Motors, Ltd.**	23,811,287
Automotive – Medium and Heavy Duty Trucks – 1.4%
1,038,596	PACCAR, Inc.	45,012,751
Beverages – Wine and Spirits – 0.7%
1,440,594	Diageo PLC**	24,174,928
Brewery – 0.6%
400,337	Anheuser-Busch InBev N.V.**	20,163,637
243,632	Anheuser-Busch InBev N.V. – VVPR Strip*,**	2,303
		20,165,940
Building – Residential and Commercial – 0.5%
20,669	NVR, Inc.*	15,016,029
Cable Television – 0.5%
1,668,551	British Sky Broadcasting Group PLC**	15,240,683
Casino Hotels – 0.7%
3,175,194	Crown, Ltd.	23,827,646
Casino Services – 0.6%
1,030,883	International Game Technology	19,019,791
Chemicals – Diversified – 0.6%
1,565,109	Israel Chemicals, Ltd.	21,195,951
Chemicals – Specialty – 0.3%
7,066,000	Huabao International Holdings, Ltd.	8,491,213
Commercial Banks – 0.2%
352,793	ICICI Bank, Ltd.	7,485,750
Commercial Services – 0.4%
881,582	Live Nation, Inc.*	12,782,939
Computer Services – 1.4%
1,088,280	Accenture, Ltd. – Class A (U.S. Shares)**	45,653,346
Computers – 4.3%
435,458	Apple, Inc.*	102,302,148
491,474	Research In Motion, Ltd. (U.S. Shares)*	36,344,502
		138,646,650
Consumer Products – Miscellaneous – 1.0%
515,172	Kimberly-Clark Corp.	32,394,015
Containers – Metal and Glass – 0.5%
568,815	Crown Holdings, Inc.*	15,335,252
Cosmetics and Toiletries – 2.5%
630,862	Colgate-Palmolive Co.	53,787,294
453,775	Procter & Gamble Co.	28,710,344
		82,497,638
Decision Support Software – 0.2%
209,036	MSCI, Inc.*	7,546,200
Distribution/Wholesale – 1.1%
320,405	Fastenal Co.	15,376,236
3,966,000	Li & Fung, Ltd.	19,513,292
		34,889,528
Diversified Banking Institutions – 2.4%
1,308,231	Bank of America Corp.	23,351,924
101,445	Goldman Sachs Group, Inc.	17,309,560
432,595	JPMorgan Chase & Co.	19,358,626
606,556	Morgan Stanley	17,766,025
		77,786,135
Diversified Minerals – 1.0%
968,217	Cia Vale do Rio Doce (ADR)	31,166,905
Diversified Operations – 2.5%
550,748	Danaher Corp.	44,010,273
752,617	Illinois Tool Works, Inc.	35,643,941
		79,654,214
E-Commerce/Services – 0.6%
769,155	eBay, Inc.*	20,728,727
Electronic Components – Miscellaneous – 1.2%
1,452,231	Tyco Electronics, Ltd. (U.S. Shares)**	39,907,308
Electronic Components – Semiconductors – 2.4%
21,102,586	ARM Holdings PLC**	76,300,639
Electronic Connectors – 0.5%
395,900	Amphenol Corp. – Class A	16,703,021
Enterprise Software/Services – 2.2%
2,794,475	Oracle Corp.	71,790,063
Finance – Credit Card – 0.2%
500,160	Discover Financial Services	7,452,384
Finance – Investment Bankers/Brokers – 0.6%
1,003,372	Charles Schwab Corp.	18,753,023
Finance – Other Services – 0.6%
60,000	CME Group, Inc.	18,966,600
Food – Miscellaneous/Diversified – 1.8%
569,780	General Mills, Inc.	40,334,726
322,024	Nestle S.A.**	16,496,818
		56,831,544
Gold Mining – 1.2%
310,983	Agnico-Eagle Mines, Ltd. (U.S. Shares)	17,312,424
432,849	Newmont Mining Corp.	22,044,999
		39,357,423
Independent Power Producer – 0.5%
742,793	NRG Energy, Inc.*	15,524,374
Instruments – Scientific – 0.6%
409,168	Thermo Fisher Scientific, Inc.*	21,047,602
Internet Security – 0.9%
1,805,325	Symantec Corp.*	30,546,099
Life and Health Insurance – 0.6%
220,389	AFLAC, Inc.	11,964,918
1,051,812	Prudential PLC**	8,737,571
		20,702,489
Machinery – General Industrial – 0.5%
280,185	Roper Industries, Inc.	16,205,900

See Notes to Schedules of Investments and Financial Statements.

94 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Medical – Biomedical and Genetic – 6.8%
925,987	Alexion Pharmaceuticals, Inc.*	$50,345,913
1,086,772	Celgene Corp.*	67,336,393
702,639	Genzyme Corp.*	36,417,779
628,784	Gilead Sciences, Inc.*	28,597,096
1,599,885	Myriad Genetics, Inc.*	38,477,234
		221,174,415
Medical – Drugs – 4.9%
460,430	Abbott Laboratories	24,255,452
960,091	Bristol-Myers Squibb Co.	25,634,430
1,788,385	GlaxoSmithKline PLC**	34,339,315
655,451	Merck & Co., Inc.	24,481,095
304,205	Roche Holding A.G.**	49,349,259
		158,059,551
Medical Instruments – 1.2%
943,457	St. Jude Medical, Inc.*	38,728,910
Medical Products – 2.3%
344,493	Baxter International, Inc.	20,049,493
578,261	Covidien PLC (U.S. Shares)**	29,074,963
381,187	Johnson & Johnson	24,853,392
		73,977,848
Metal – Diversified – 0.5%
883,217	Ivanhoe Mines, Ltd.*	15,439,336
Multi-Line Insurance – 0.3%
169,838	ACE, Ltd. (U.S. Shares)**	8,882,527
Multimedia – 1.3%
1,446,967	News Corp. – Class A	20,850,795
1,927,925	WPP PLC	19,979,255
		40,830,050
Networking Products – 2.8%
3,479,557	Cisco Systems, Inc.*	90,572,869
Oil Companies – Exploration and Production – 2.2%
342,931	Devon Energy Corp.	22,095,044
275,227	EOG Resources, Inc.	25,579,598
292,596	Occidental Petroleum Corp.	24,736,066
		72,410,708
Oil Companies – Integrated – 1.6%
940,179	BG Group PLC**	16,269,503
393,027	Exxon Mobil Corp.	26,324,949
216,547	Petroleo Brasileiro S.A. (ADR)	9,634,176
		52,228,628
Oil Refining and Marketing – 0.4%
546,283	Reliance Industries, Ltd.	13,072,945
Optical Supplies – 0.8%
158,403	Alcon, Inc. (U.S. Shares)**	25,591,589
Property and Casualty Insurance – 0.2%
355,642	Reliance Capital, Ltd.	5,989,823
Real Estate Management/Services – 0.4%
185,015	Jones Lang LaSalle, Inc.	13,485,743
Real Estate Operating/Development – 0.5%
1,813,000	CapitaLand, Ltd.	5,146,296
2,480,000	Hang Lung Properties, Ltd.	9,997,940
		15,144,236
Retail – Apparel and Shoe – 2.6%
183,433	Inditex S.A.**	12,090,223
1,238,160	Limited Brands, Inc.	30,483,500
583,520	Nordstrom, Inc.	23,836,792
433,612	Urban Outfitters, Inc.*	16,490,264
		82,900,779
Retail – Building Products – 1.0%
964,091	Home Depot, Inc.	31,188,344
Retail – Consumer Electronics – 1.0%
757,543	Best Buy Co., Inc.	32,225,879
Retail – Discount – 0.7%
665,091	Family Dollar Stores, Inc.	24,348,982
Retail – Jewelry – 1.2%
360,865	Compagnie Financiere Richemont S.A.**	13,977,913
522,343	Tiffany & Co.	24,806,069
		38,783,982
Retail – Regional Department Stores – 0.7%
426,498	Kohl’s Corp.*	23,363,560
Retail – Restaurants – 1.0%
499,579	McDonald’s Corp.	33,331,911
Semiconductor Components/Integrated Circuits – 3.1%
7,332,774	Atmel Corp.*	36,883,853
3,049,008	Marvell Technology Group, Ltd.*	62,138,783
		99,022,636
Semiconductor Equipment – 0.6%
612,051	KLA-Tencor Corp.	18,924,617
Soap and Cleaning Preparations – 1.0%
577,084	Reckitt Benckiser Group PLC**	31,670,579
Telecommunication Equipment – 1.5%
1,007,723	CommScope, Inc.*	28,236,399
2,657,413	Tellabs Inc.	20,116,616
		48,353,015
Telecommunication Equipment – Fiber Optics – 1.7%
2,796,035	Corning, Inc.	56,507,867
Telecommunication Services – 0.5%
527,021	Amdocs, Ltd. (U.S. Shares)*	15,868,602
Tobacco – 2.0%
4,182	Japan Tobacco, Inc.**	15,570,087
946,555	Philip Morris International, Inc.	49,372,308
		64,942,395
Toys – 3.1%
1,041,700	Mattel, Inc.	23,688,258
225,200	Nintendo Co., Ltd.**	75,412,004
		99,100,262
Transactional Software – 0.7%
577,647	Solera Holdings, Inc.	22,326,057
Transportation – Services – 2.0%
533,633	C.H. Robinson Worldwide, Inc.	29,803,403
562,248	United Parcel Service, Inc. – Class B	36,214,394
		66,017,797
Web Portals/Internet Service Providers – 1.4%
54,512	Google, Inc. – Class A*	30,908,849
875,026	Yahoo!, Inc.*	14,464,180
		45,373,029

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 95

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Wireless Equipment – 2.9%
818,669	Crown Castle International Corp.*	$31,297,716
1,480,787	QUALCOMM, Inc.	62,178,246
		93,475,962

Total Common Stock (cost $2,651,640,686)		3,210,466,590

Money Market – 0.8%
26,776,631	Janus Cash Liquidity Fund LLC, 0% (cost $26,776,631)	26,776,631

Total Investments (total cost $2,678,417,317) – 99.9%		3,237,243,221

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,558,411

Net Assets – 100%		$3,238,801,632

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,827,646	0.7%
Belgium	20,165,940	0.6%
Bermuda	90,143,289	2.8%
Brazil	40,801,081	1.3%
Canada	69,096,262	2.1%
Guernsey	15,868,602	0.5%
Hong Kong	9,997,939	0.3%
India	26,548,518	0.8%
Ireland	74,728,309	2.3%
Israel	21,195,951	0.7%
Japan	114,793,378	3.5%
Jersey	19,979,255	0.6%
Singapore	35,152,874	1.1%
Spain	12,090,223	0.4%
Switzerland	154,205,415	4.8%
United Kingdom	206,733,218	6.4%
United States††	2,301,915,321	71.1%

Total	$3,237,243,221	100.0%

††	Includes Cash Equivalents (70.3% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 4/8/10	22,800,000	$34,593,676	$1,342,154
British Pound 4/22/10	31,000,000	47,030,267	1,764,354
British Pound 5/6/10	17,700,000	26,850,219	(255,615)
Euro 4/8/10	700,000	945,348	8,878
Euro 4/22/10	5,800,000	7,833,004	113,460
Euro 5/6/10	5,800,000	7,833,094	112,674
Japanese Yen 4/8/10	1,749,000,000	18,712,290	425,410
Japanese Yen 4/22/10	1,801,500,000	19,275,920	512,955
Japanese Yen 5/6/10	1,170,000,000	12,520,037	382,050
Swiss Franc 4/22/10	17,600,000	16,699,454	(262,992)
Swiss Franc 5/6/10	20,300,000	19,263,846	(108,927)

Total		$211,557,155	$4,034,401

See Notes to Schedules of Investments and Financial Statements.

96 | MARCH 31, 2010

Janus Triton Fund (unaudited)

Fund Snapshot
We believe a fundamentally-driven investment process focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying strong small cap companies with the ability to hold our positions as they grow into the mid cap space allows us the flexibility to capture a longer growth period as a company progresses through its life cycle.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Economic Overview

Continuing their rally from March of 2009, U.S. equities recorded strong gains during the five-month period ended March 31, 2010. A pledge from U.S. Federal Reserve (Fed) Chairman Ben Bernanke that the Fed would maintain its accommodative monetary policy for an “extended period” and upbeat economic news that indicated the economic recovery was on track were partially offset by sovereign debt worries, primarily in Greece. Markets retreated modestly in mid-January into early February; however, they regained their uptrend in March to finish near 18-month highs.

Asset Class Overview

The Russell 2500TM Growth Index reached an 18-month high during the period, but slightly lagged its value counterpart. Small-caps outperformed mid-cap stocks during the period, while small- and mid-cap indices significantly outperformed large caps to continue a trend off the market lows reached in March of 2009. Within our benchmark, the Russell 2500TM Growth Index, higher beta, lower returning, non-earning stocks outperformed many of our higher quality growth companies. The best performing sectors within the index were consumer discretionary, health care and materials, while laggards included utilities, consumer staples and financials.

Strategy Overview

Against this backdrop of an index driven by volatility and risk-taking, we would expect some modest relative underperformance. Many of our stocks have done quite well, however, and that is reflected in the strong absolute returns over the five-month period.

Our holdings in industrials, consumer discretionary and energy were the largest negatives during the period. Clean Harbors, Inc., a new holding for the Fund in the industrial sector, was a laggard. The company owns the largest amount of incinerator capacity in the U.S. for disposal of hazardous materials. It has a strong competitive advantage, in our view, based on the challenges in obtaining permits for new incinerators. An acquisition made late in 2009 struggled in early 2010 and caused Clean Harbors to miss consensus estimates in the first quarter. We believe the acquisition will prove to be a good one and that the setback was temporary.

Within the consumer discretionary sector, Brazilian homebuilder Rodobens Negocios Imobiliarios S.A. suffered from cost overruns, which impacted profitability in its latest quarter. However, sales were strong which supports our view that the market opportunity is large as home buyers in Brazil have access to residential real estate financing for the first time in a generation.

Euronet Worldwide, Inc. was also a detractor during the period. The company’s electronic payment business has been negatively impacted by the strengthening dollar and its exposure to central European countries, where sovereign debt issues are a concern. We continue to believe Euronet is well positioned given the scale advantages and low-cost position the company enjoys in its two key segments, ATM outsourcing and prepaid mobile top-up. The company’s smallest segment, money transfer, has been a drag on overall growth and returns as Euronet has invested in its global sending and receiving platform. However, we believe growth and returns are poised to improve as volumes expand across its global network.

Our financial holdings were the largest contributors to performance. The top individual contributor for the Fund in the period was Jones Lang LaSalle, Inc. The company was a beneficiary of improving credit markets and expanding leasing volumes in the period. With a dominant global infrastructure that facilitates the purchase, sale, lease or management of commercial real estate, we believe Jones Lang LaSalle is well positioned for growth as commercial real estate markets recover.

Janus Growth & Core Funds | 97

Janus Triton Fund (unaudited)

Riskmetrics Group, Inc. posted strong gains, as the provider of risk management and corporate governance products was acquired by another Fund holding, MSCI, Inc. The premium price verified the underlying value we saw in the name. From MSCI’s perspective, we believe revenue and cost synergies will enable the company to earn a good return on its acquisition of Riskmetrics.

ARM Holdings PLC was another top contributor. The company has experienced rapid growth in royalty revenues owing to the proliferation of smart phones and other consumer electronic devices that require low power, high performance microprocessors. We believe the company continues to offer an attractive means of participating in the growth of mobile devices without having to worry about which companies’ products end up being successful.

Outlook

While we are seeing some clear signs of economic stabilization such as inventory restocking, we continue to expect many years of slower growth. The leveraging process that began in the early part of the decade as a result of the low interest rate environment has come to an end, and the transition to a de-leveraging process will take time to play out. We also believe transitioning debt from the private to public sector is not a long-term solution and will likely prolong the sluggish growth environment. Against a still uncertain macroeconomic backdrop, we believe it is imperative to find dynamic growth companies whose fate and prosperity are determined by their competitive positions, the size of their addressable markets, and the ability of their management teams to execute in difficult times. We are less interested in companies that are wholly dependent on the underlying health of the macroeconomic environment. Our goal is to invest in companies that can perform well in a bad environment and great in a good environment. To this end, we feel our investment philosophy and process are uniquely positioned to capitalize on the many attractive investment opportunities that are often presented in volatile and uncertain times. We continue to uncover companies that we feel will prosper across multiple economic scenarios.

Thank you for your investment in Janus Triton Fund.

98 | MARCH 31, 2010

(unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Jones Lang LaSalle, Inc.	0.91%
Riskmetrics Group, Inc.	0.87%
ARM Holdings PLC	0.86%
TransDigm Group, Inc.	0.80%
Trimble Navigation, Ltd.	0.79%

5 Bottom Performers – Holdings

Contribution

Euronet Worldwide, Inc.	–0.42%
Rodobens Negocios Imobiliarios S.A.	–0.32%
BJ’s Restaurants, Inc.	–0.16%
Clean Harbors, Inc.	–0.11%
Sierra Wireless, Inc. (U.S. Shares)	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	4.39%	28.69%	14.87%
Information Technology	4.15%	24.56%	24.04%
Financials	3.93%	10.72%	8.26%
Health Care	2.67%	12.79%	19.21%
Consumer Discretionary	2.49%	13.22%	16.94%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.00%	0.00%	1.12%
Consumer Staples	0.00%	0.00%	4.51%
Materials	0.09%	0.14%	4.81%
Energy	0.70%	6.97%	4.76%
Telecommunication Services	0.87%	2.91%	1.47%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 99

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

SBA Communications Corp. – Class A Wireless Equipment	2.5%
Landstar System, Inc. Transportation – Truck	2.1%
TransDigm Group, Inc. Aerospace and Defense	2.0%
ARM Holdings PLC Electronic Components – Semiconductors	2.0%
Varian Medical Systems, Inc. Medical Products	2.0%

10.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 0.4% of total net assets.

*Includes Securities Sold Short of (0.3)%

Top Country Allocations  – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

100 | MARCH 31, 2010

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010					per the February 16, 2010 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	17.04%	61.54%	9.67%	9.11%	1.33%	1.32%
MOP	10.30%	52.25%	8.38%	7.85%

Janus Triton Fund – Class C Shares
NAV	16.71%	60.18%	8.89%	8.34%	2.13%	2.07%
CDSC	15.54%	58.58%	8.89%	8.34%

Janus Triton Fund – Class D Shares(1)	17.16%	61.79%	9.84%	9.28%	1.12%	1.12%

Janus Triton Fund – Class I Shares	17.21%	61.79%	9.84%	9.28%	1.00%	1.00%

Janus Triton Fund – Class R Shares	16.84%	61.16%	9.27%	8.72%	1.75%	1.75%

Janus Triton Fund – Class S Shares	17.04%	61.18%	9.47%	8.91%	1.50%	1.50%

Janus Triton Fund – Class T Shares	17.16%	61.79%	9.84%	9.28%	1.25%	1.25%

Russell 2500tm Growth Index	21.55%	63.92%	4.65%	3.87%

Lipper Quartile – Class T Shares	–	2nd	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	196/536	6/396	6/392

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 101

Janus Triton Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Effective February 16, 2010, Janus Triton Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Triton Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Small-Mid Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Triton Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Triton Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

102 | MARCH 31, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,170.60	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,167.20	$8.02

Hypothetical (5% return before expenses)	$1,000.00	$1,016.01	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10-3/31/10)*

Actual	$1,000.00	$1,095.30	$1.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,172.10	$3.68

Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,168.40	$7.00

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,169.60	$5.88

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/01/09)	(3/31/10)	(11/01/09-3/31/10)†

Actual	$1,000.00	$1,170.70	$4.58

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.14

†	Expenses are equal to the annualized expense ratio of 1.07% for Class A Shares, 1.79% for Class C Shares, 0.81% for Class I Shares, 1.56% for Class R Shares, 1.31% for Class S Shares and 1.02% for Class T Shares multiplied by the average account value over the period, multiplied by 151/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.89% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 103

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Common Stock – 93.4%
Advertising Sales – 0.8%
112,123	Lamar Advertising Co. – Class A*	$3,851,425
Aerospace and Defense – 2.0%
190,405	TransDigm Group, Inc.*	10,099,081
Agricultural Chemicals – 1.0%
168,515	Intrepid Potash, Inc.*	5,111,060
Apparel Manufacturers – 1.0%
166,225	Under Armour, Inc. – Class A*	4,888,677
Auction House – Art Dealer – 1.3%
303,005	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	6,520,668
Audio and Video Products – 1.9%
279,864	DTS, Inc.*	9,526,571
Commercial Banks – 1.8%
530,650	CapitalSource, Inc.	2,966,334
126,475	SVB Financial Group*	5,901,323
		8,867,657
Commercial Services – 3.7%
156,625	CoStar Group, Inc.*	6,503,070
158,345	Iron Mountain, Inc.	4,338,653
454,972	Standard Parking Corp.*	7,470,639
		18,312,362
Commercial Services – Finance – 4.9%
279,620	Euronet Worldwide, Inc.*	5,153,396
108,060	Global Payments, Inc.	4,922,133
159,410	Interactive Data Corp	5,101,120
399,880	Riskmetrics Group, Inc.*	9,041,286
		24,217,935
Computer Services – 1.6%
145,710	IHS, Inc. – Class A*	7,791,114
Computer Software – 1.0%
316,030	SS&C Technologies Holdings*	4,765,732
Consulting Services – 1.5%
334,645	Gartner, Inc.*	7,442,505
Decision Support Software – 1.9%
261,524	MSCI, Inc.*	9,441,016
Diagnostic Equipment – 1.0%
102,740	Gen-Probe, Inc.*	5,137,000
Diagnostic Kits – 0.7%
58,190	Idexx Laboratories, Inc.*	3,348,835
Distribution/Wholesale – 2.9%
101,330	Fastenal Co.	4,862,827
108,411	MWI Veterinary Supply, Inc.*	4,379,804
148,065	Wesco International, Inc.*	5,139,336
		14,381,967
Educational Software – 1.9%
228,420	Blackboard, Inc.*	9,515,977
Electronic Components – Semiconductors – 2.0%
2,762,894	ARM Holdings PLC	9,989,798
Electronic Connectors – 1.2%
147,750	Amphenol Corp. – Class A	6,233,573
Electronic Measuring Instruments – 1.5%
259,069	Trimble Navigation, Ltd.*	7,440,462
Enterprise Software/Services – 0.5%
231,770	PROS Holdings, Inc.*	2,289,888
Finance – Other Services – 1.8%
575,673	MarketAxess Holdings, Inc.	9,055,336
Footwear and Related Apparel – 2.0%
293,095	Iconix Brand Group, Inc.*	4,501,939
196,270	Wolverine World Wide, Inc.	5,723,233
		10,225,172
Hazardous Waste Disposal – 2.3%
87,780	Clean Harbors, Inc.*	4,877,057
117,240	Stericycle, Inc.*	6,389,580
		11,266,637
Heart Monitors – 0.9%
105,002	HeartWare International, Inc.*	4,669,439
Human Resources – 0.9%
242,740	Resources Connection, Inc.*	4,653,326
Internet Applications Software – 1.2%
316,445	DealerTrack Holdings, Inc.*	5,404,881
1,145	e-Seikatsu Co., Ltd.	471,622
		5,876,503
Investment Management and Advisory Services – 2.5%
85,475	Eaton Vance Corp.	2,866,832
314,352	Epoch Holding Corp.	3,549,034
122,618	Financial Engines, Inc.*	2,072,244
190,050	Gluskin Sheff + Associates, Inc.	4,164,479
		12,652,589
Machinery – General Industrial – 3.1%
120,555	Roper Industries, Inc.	6,972,901
200,745	Wabtec Corp.	8,455,380
		15,428,281
Medical – Biomedical and Genetic – 1.3%
36,315	Alexion Pharmaceuticals, Inc.*	1,974,447
173,825	Incyte Corp., Ltd.*	2,426,597
93,205	Myriad Genetics, Inc.*	2,241,580
		6,642,624
Medical – Drugs – 0.4%
815,192	Achillion Pharmaceuticals, Inc.*	2,258,082
Medical Information Systems – 1.3%
171,925	athenahealth, Inc.*	6,285,578
Medical Instruments – 2.3%
235,535	Conceptus, Inc.*	4,701,279
92,388	Conmed Corp.*	2,199,758
72,380	Techne Corp.	4,609,882
		11,510,919
Medical Products – 3.5%
130,225	Haemonetics Corp.*	7,442,359
71,131	TomoTherapy, Inc.*	242,557
176,755	Varian Medical Systems, Inc.*	9,779,853
		17,464,769
Miscellaneous Manufacturing – 0.5%
111,117	FreightCar America, Inc.	2,684,587
Multimedia – 0.8%
52,905	FactSet Research Systems, Inc.	3,881,640

See Notes to Schedules of Investments and Financial Statements.

104 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares		Value

Oil Companies – Exploration and Production – 0.7%
72,305	Ultra Petroleum Corp. (U.S. Shares)*	$3,371,582
Oil Field Machinery and Equipment – 1.4%
230,685	Dresser-Rand Group, Inc.*,**	7,248,123
Pipelines – 2.0%
141,530	Buckeye GP Holdings LP	4,860,140
85,788	Kinder Morgan Management LLC*	5,028,893
		9,889,033
Printing – Commercial – 1.0%
85,893	VistaPrint NV (U.S. Shares)*	4,917,374
Protection – Safety – 1.1%
125,085	Brinks Co.*	5,322,367
Real Estate Management/Services – 1.5%
105,560	Jones Lang LaSalle, Inc.	7,694,268
Real Estate Operating/Development – 0.4%
313,600	Rodobens Negocios Imobiliarios S.A.	2,205,345
Recreational Vehicles – 1.2%
114,955	Polaris Industries, Inc.	5,881,098
Retail – Apparel and Shoe – 1.0%
269,145	American Eagle Outfitters, Inc.	4,984,565
Retail – Automobile – 2.1%
138,960	Copart, Inc.*	4,946,976
455,530	Rush Enterprises, Inc.*	5,603,019
		10,549,995
Retail – Catalog Shopping – 1.0%
95,915	MSC Industrial Direct Co. – Class A	4,859,054
Retail – Gardening Products – 1.1%
94,620	Tractor Supply Co.	5,492,691
Retail – Petroleum Products – 1.4%
269,391	World Fuel Services Corp.	7,176,576
Schools – 0.8%
17,051	Strayer Education, Inc.	4,152,260
Semiconductor Components/Integrated Circuits – 1.7%
1,640,580	Atmel Corp.*	8,252,117
Telecommunication Equipment – 0.6%
110,570	CommScope, Inc.*	3,098,171
Telecommunication Services – 0.6%
174,960	SAVVIS, Inc.*	2,886,840
Theaters – 1.2%
335,345	National CineMedia, Inc.	5,788,055
Therapeutics – 0.6%
209,985	Theravance, Inc.*	2,797,000
Transactional Software – 1.4%
187,630	Solera Holdings, Inc.	7,251,900
Transportation – Marine – 0.6%
573,559	Horizon Lines, Inc. – Class A	3,120,161
Transportation – Services – 2.0%
144,530	Expeditors International of Washington, Inc.	5,336,047
2,645,000	Integrated Distribution Services Group, Ltd.	4,837,584
		10,173,631
Transportation – Truck – 3.5%
74,000	Forward Air Corp.	1,946,200
246,450	Landstar System, Inc.	10,345,971
148,130	Old Dominion Freight Line, Inc.*	4,946,061
		17,238,232
Web Hosting/Design – 1.1%
56,615	Equinix, Inc.*,**	5,510,904
Wireless Equipment – 2.5%
349,865	SBA Communications Corp. – Class A*	12,619,631

Total Common Stock (cost $384,001,794)		466,209,758

Money Market – 9.3%
46,463,392	Janus Cash Liquidity Fund LLC, 0% (cost $46,463,392)	46,463,392

Total Investments (total cost $430,465,186) – 102.7%		512,673,150

Security Sold Short – (0.3)%
Retail – Restaurants – (0.3)%
72,645	BJ’s Restaurants, Inc.* (proceeds $1,164,843)	(1,692,629)

Liabilities, net of Cash, Receivables and Other Assets** – (2.4)%		(12,068,989)

Net Assets – 100%		$498,911,532

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$4,837,584	0.9%
Brazil	2,205,345	0.4%
Canada	14,056,729	2.7%
Japan	471,622	0.1%
Netherlands	4,917,374	1.0%
United Kingdom	9,989,798	2.0%
United States††	476,194,698	92.9%

Total	$512,673,150	100.0%

††	Includes Cash Equivalents (83.8% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(1,692,629)	100.0%

Total	$(1,692,629)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 105

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Economic Summary

U.S. equity markets continued to climb a wall of worry, but managed to finish the five-month period near 17-month highs amid upward momentum in the U.S. economy, strength abroad and better-than-expected corporate earnings. While the strength in the economy is encouraging, it has largely been driven by businesses rebuilding depleted inventories and strong government stimulus. Concerns that sovereign debt problems in Europe could spread elsewhere provided for some volatility during the latter part of the period, but government responses helped settle some of those fears. Fading effects of government stimulus, large fiscal deficits and weak labor markets remained key concerns for investors.

Small-cap and mid-cap stocks led markets higher during the period while large-cap value slightly outperformed large-cap growth stocks. The industrials sector, which is similarly, weighted in both value and growth indices, turned in the strongest performance followed by telecommunication stocks, which is tilted more towards value.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Strategy Overview

The Fund’s underperformance versus its primary benchmark, the Russell 1000® Growth Index, was largely generated by holdings within financials and industrials. Prudential PLC, an international insurer based in the U.K., declined during the period amid concerns over potential dilution related to a recent acquisition. We believe the company has one of the best insurance platforms in Asia with great growth potential. BG Group PLC, a U.K-based oil and gas company with large oil discoveries off the coast of Brazil, was another top detractor. We do not think the market was giving the company credit for its large oil resources in Brazil and their reserve potential. In addition, we believe the company can do well in a variety of pricing environments for oil and natural gas given its trading business.

On a positive note, Apple, Inc. was the top contributor amid continued market share gains in the personal computer and smart phone markets. We think the company’s integration of software and hardware across its product line is a key driver of its market share gains and represents a key competitive advantage. We believe the company is early in its market share gains in the U.S. and that its domestic success can be replicated globally. Celgene Corp., a biotechnology company, continued its recent strength amid some greater clarity surrounding health-care reform. We think it has a strong cancer-fighting drug franchise with good growth potential given its uses as a maintenance therapy.

Outlook

While there are still a number of challenges facing the U.S. economy, we have become a little more constructive in our view of the overall picture. As businesses have become more confident, they have been careful and deliberate in ramping up spending and investment, particularly when it comes to hiring, which has been slow. Though better, unemployment is still relatively high and a concern for us. Other areas of the U.S. economy, namely manufacturing, have seen solid recoveries, while global economic growth continues. Balance sheets have generally become stronger as well. Whether the U.S. private sector can continue the upward momentum without government stimulus remains to be seen. Encouraging developments for us have been strong global growth and evidence of some pent up demand across a number of sectors, which we believe could make for a favorable macroeconomic backdrop for many of our companies. Regardless of the macroeconomic environment, our main focus continues to be individual stock selection and finding companies that are gaining

106 | MARCH 31, 2010

(unaudited)(closed to new investors)

market share and are not dependent on macroeconomic growth for their success. We continue to look for opportunities with company-specific drivers based on what we believe to be a sustainable distinct competitive advantage.

Thank you for your investment in Janus Twenty Fund. We look forward to reporting results in the future.

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.25%
Celgene Corp.	1.47%
Research In Motion, Ltd. (U.S. Shares)	1.46%
Oracle Corp.	0.99%
Cisco Systems, Inc.	0.81%

5 Bottom Performers – Holdings

Contribution

Prudential PLC	–0.42%
BG Group PLC	–0.15%
CVS Caremark Corp.	–0.07%
Amphenol Corp. – Class A	–0.05%
Petroleo Brasileiro S.A. (ADR)	–0.05%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	6.21%	34.17%	32.48%
Health Care	2.51%	18.34%	16.02%
Consumer Discretionary	1.01%	4.77%	10.59%
Materials	0.97%	5.75%	3.91%
Financials	0.75%	15.25%	5.02%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	–0.21%	3.68%	4.17%
Utilities	0.00%	0.00%	0.89%
Industrials	0.34%	2.44%	10.30%
Telecommunication Services	0.54%	2.85%	0.59%
Consumer Staples	0.67%	12.75%	16.03%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 107

Janus Twenty Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Apple, Inc. Computers	9.5%
Celgene Corp. Medical – Biomedical and Genetic	7.2%
Cisco Systems, Inc. Networking Products	6.2%
Anheuser-Busch InBev N.V. Brewery	6.2%
Research In Motion, Ltd. (U.S. Shares) Computers	5.7%

34.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 6.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

108 | MARCH 31, 2010

(unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	12.21%	48.50%	9.21%	–2.56%	12.29%	0.81%

Janus Twenty Fund – Class T Shares(1)	12.21%	48.50%	9.21%	–2.56%	12.29%	0.94%

Russell 1000® Growth Index	14.51%	49.75%	3.42%	–4.21%	9.67%

S&P 500® Index	13.87%	49.77%	1.92%	–0.65%	10.42%

Lipper Quartile – Class T Shares	–	2nd	1st	2nd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	255/834	6/611	128/330	2/37

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 109

Janus Twenty Fund (unaudited)(closed to new investors)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, Janus Twenty Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Twenty Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10- 3/31/10)*

Actual	$1,000.00	$1,083.30	$0.99

Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09- 3/31/10)†

Actual	$1,000.00	$1,122.10	$3.82

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38

*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.79% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period).
†	Expenses are equal to the annualized expense ratio of 0.87% for Class T Shares, multiplied by the average account value over the period, multiplied by 151/365 for Class T Shares (to reflect a five-month period). Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

110 | MARCH 31, 2010

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Contract Amounts		Value

Common Stock – 98.1%
Agricultural Chemicals – 1.8%
911,244	Monsanto Co.	$65,081,046
415,381	Syngenta A.G.	115,381,422
		180,462,468
Applications Software – 0.3%
418,171	Salesforce.com, Inc.*	31,132,831
Automotive – Cars and Light Trucks – 1.1%
8,427,095	Ford Motor Co.*	105,928,584
Brewery – 6.2%
12,087,797	Anheuser-Busch InBev N.V.	608,821,950
2,849,864	Anheuser-Busch InBev N.V. – VVPR Strip*	26,941
		608,848,891
Cellular Telecommunications – 0.7%
1,414,990	America Movil S.A.B. de C.V. – Series L (ADR)	71,230,597
Chemicals – Diversified – 1.0%
7,358,509	Israel Chemicals, Ltd.	99,654,781
Commercial Banks – 1.7%
6,141,395	Standard Chartered PLC	167,495,979
Computers – 15.2%
3,990,988	Apple, Inc.*	937,602,811
7,551,751	Research In Motion, Ltd. (U.S. Shares)*	558,451,986
		1,496,054,797
Cosmetics and Toiletries – 1.0%
1,203,885	Colgate-Palmolive Co.	102,643,235
Diversified Banking Institutions – 8.2%
24,479,410	Bank of America Corp.	436,957,468
892,535	Goldman Sachs Group, Inc.	152,293,247
4,937,190	JPMorgan Chase & Co.	220,939,253
		810,189,968
Diversified Minerals – 1.8%
5,566,550	Cia Vale do Rio Doce (ADR)	179,187,245
Electronic Connectors – 1.0%
2,213,990	Amphenol Corp. – Class A	93,408,238
Enterprise Software/Services – 4.5%
17,184,338	Oracle Corp.	441,465,643
Finance – Investment Bankers/Brokers – 2.2%
11,377,789	Charles Schwab Corp.	212,650,876
Finance – Other Services – 2.0%
615,555	CME Group, Inc.	194,583,091
Medical – Biomedical and Genetic – 13.1%
11,465,933	Celgene Corp.*	710,429,209
11,547,690	Gilead Sciences, Inc.*	525,188,941
1,427,535	Vertex Pharmaceuticals, Inc.*	58,343,355
		1,293,961,505
Multi-Line Insurance – 1.6%
3,036,635	ACE, Ltd. (U.S. Shares)	158,816,011
Multimedia – 3.2%
22,159,875	News Corp. – Class A	319,323,799
Networking Products – 6.2%
23,461,975	Cisco Systems, Inc.*	610,715,209
Oil Companies – Integrated – 3.9%
5,110,606	BG Group PLC	88,437,437
4,379,655	Petroleo Brasileiro S.A. (ADR)	194,850,851
2,501,829	Petroleo Brasileiro S.A. (U.S. Shares)	99,047,410
		382,335,698
Optical Supplies – 2.7%
1,654,390	Alcon, Inc. (U.S. Shares)	267,283,248
Real Estate Operating/Development – 0.7%
17,976,000	Hang Lung Properties, Ltd.	72,468,934
Retail – Apparel and Shoe – 1.7%
6,895,600	Limited Brands, Inc.	169,769,672
Retail – Drug Store – 3.0%
7,973,417	CVS Caremark Corp.	291,508,126
Retail – Regional Department Stores – 0.8%
1,416,695	Kohl’s Corp.*	77,606,552
Soap and Cleaning Preparations – 1.0%
1,863,590	Reckitt Benckiser Group PLC	102,274,493
Telecommunication Equipment – Fiber Optics – 1.2%
6,008,190	Corning, Inc.	121,425,520
Transportation – Services – 1.4%
2,123,970	United Parcel Service, Inc. – Class B	136,804,908
Web Portals/Internet Service Providers – 6.8%
819,466	Google, Inc. – Class A*	464,645,416
12,187,005	Yahoo!, Inc.*	201,451,193
		666,096,609
Wireless Equipment – 2.1%
5,501,665	Crown Castle International Corp.*	210,328,653

Total Common Stock (cost $6,306,242,426)		9,675,656,161

Purchased Options – Puts – 0%
2,619	Custom Copper Metals Basket expires April 2010 exercise price $90.00	12,388
2,624	Custom Copper Metals Basket expires April 2010 exercise price $91.16	9,053

Total Purchased Options – Puts (premiums paid $3,187,794)		21,441

Money Market – 1.8%
179,672,000	Janus Cash Liquidity Fund LLC, 0% (cost $179,672,000)	179,672,000

Total Investments (total cost $6,489,102,220) – 99.9%		9,855,349,602

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		9,532,673

Net Assets – 100%		$9,864,882,275

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 111

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$608,848,891	6.2%
Brazil	473,085,506	4.8%
Canada	558,451,986	5.7%
Hong Kong	72,468,933	0.7%
Israel	99,654,781	1.0%
Mexico	71,230,597	0.7%
Switzerland	541,480,681	5.5%
United Kingdom	358,207,909	3.6%
United States††	7,071,920,318	71.8%

Total	$9,855,349,602	100.0%

††	Includes Cash Equivalents (69.9% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

112 | MARCH 31, 2010

Janus Venture Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe that investing in small companies with recurring revenue and that are poised for growth will allow us to outperform our benchmark and peers over time. We emphasize businesses with strong management teams, long-term earnings growth and an attractive risk/reward.
Will Bales portfolio manager

Economic Overview

Continuing the rally from the previous March, U.S. equities recorded strong gains during the five-month period ended March 31, 2010. A pledge from U.S. Federal Reserve (Fed) Chairman Ben Bernanke that the Fed would maintain its accommodative monetary policy for an “extended period” and upbeat economic news that indicated the economic recovery was on track were partially offset by sovereign debt worries, primarily in Greece. Markets retreated modestly in mid-January into early February; however, they regained their uptrend in March to finish near 18-month highs.

Asset Class Overview

The Russell 2000® Growth Index reached an 18-month high during the period, but slightly lagged its value counterpart. Small caps outperformed mid cap stocks during the period, while small and mid cap indices significantly outperformed large caps during the period to continue a trend off the market lows reached in March of 2009. Within the index, it was the largest of the small caps (market capitalizations greater than $3 billion) that performed the strongest during the period. Returns declined sequentially through the lower market cap ranges. The best performing sectors within the index were consumer discretionary, consumer staples and health care, while laggards included utilities, telecommunications and financials. The strongest performing industries were transportation, household/personal products and media; meanwhile, commercial/professional services, insurance and utilities were among relative underperformers.

Strategy Overview

Stock selection was the most significant driver of the Fund’s outperformance during the period led by our holdings in consumer discretionary, financials and health care. In terms of the market capitalization, our holdings in the $1 billion to $2 billion range were the largest contributors to relative performance. An overweight to larger companies (over $3 billion in market cap) also boosted performance. It is important to note many of these companies like Jarden Corp., a top performer within this group, are long time holdings that have grown in size while in the portfolio.

Strong performers in the health care equipment/services industry aided performance led by SXC Health Solutions Corp. (U.S. Shares), a pharmacy benefit manager. SXC has benefited from the successful integration of a recent acquisition, which enabled it to expand its business. Within consumer discretionary, our holdings in two education companies, Bridgepoint Education, Inc. and American Public Education, Inc., were significant contributors. We like both companies for their exposure to online learning, the fastest-growing segment within the industry. American Public Education also benefits from a stable client base which includes U.S. government employees and military personnel.

Our holdings within the software and services industry also contributed to performance led by our largest position during the period and long-term holding, Ultimate Software Group, Inc. The subscription-based provider of human resource software and services has a recurring revenue stream and strong earnings in our view. In addition, Ultimate Software has been able to add customers even in this difficult environment, which we think supports our thesis that the company’s products are a value-added proposition for clients.

Our holdings in energy and industrials weighed on performance. Our industrial holdings in the commercial and professional services industry weighed on performance, including our position in Intermap Technologies Corp. The firm is building a large database of high-resolution 3D mapping data, which we believe is unique among data providers. Intermap also offers strong competitive advantages in its proprietary data collection process and could leverage its data with the current 2D mapping database providers to serve insurance companies and auto manufacturers among others.

Euronet Worldwide, Inc. was also among individual detractors. The company’s electronic payment business

Janus Growth & Core Funds | 113

Janus Venture Fund (unaudited)(closed to new investors)

has been negatively impacted by the strengthening dollar and its exposure to central European countries as well as Mexico. We like the company for its repeating revenues. Euronet also has an attractive ATM outsourcing business with market leading positions in Europe, India and China.

Boutique investment bank/brokerage firm Broadpoint Gleacher Securities Group, Inc. also declined during the period. The company has a unique niche in finding arbitrage opportunities within mispriced assets, particularly mortgages. We felt the company had become too closely aligned with its mortgage business, so we sold the position, as our thesis surrounding their growth potential depended on business outside of just mortgages.

Derivatives

The Fund employed some basic derivative strategies during the period. These strategies included selling put and call options at or around our research-driven target prices to generate income and exercise price discipline for purchases and sales of the underlying stock or security. We also utilized long put options in some cases to hedge downside risk in individual positions. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We are seeing signs of economic improvement with unemployment stabilizing and general signs of recovery among the various industries we cover. Notably, in industries like technology, where inventory levels have been tight, we are seeing a pickup in orders likely as a result of restocking. We’ve also seen improvements in shipping volumes among transportation companies, which is usually a leading indicator for economic recovery.

Company outlooks are improving as we move past what many believe to be the worst of the credit crisis and economic turmoil. We believe we’re still in the early stages of the recovery but challenges remain ahead. We take heart that the stock market is a good indicator of economic activity and look forward to a period where stock picking matters and fundamentals drive equity performance.

Thank you for your investment in Janus Venture Fund.

114 | MARCH 31, 2010

(unaudited)(closed to new investors)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

SXC Health Solutions Corp. (U.S. Shares)	1.30%
Bridgepoint Education, Inc.	1.11%
Imax Corp. (U.S. Shares)	1.06%
Ultimate Software Group, Inc.	1.04%
Skechers U.S.A., Inc. – Class A	0.97%

5 Bottom Performers – Holdings

Contribution

Euronet Worldwide, Inc.	–0.38%
Intermap Technologies Corp.	–0.22%
Broadpoint Gleacher Securities Group, Inc.	–0.22%
Concord Medical Services Holding, Ltd. (ADR)	–0.16%
Columbia Sportswear Co.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	6.79%	34.38%	26.65%
Consumer Discretionary	6.15%	18.59%	16.39%
Health Care	5.39%	22.34%	24.32%
Financials	1.38%	5.53%	5.83%
Industrials	1.37%	11.51%	14.51%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	–0.09%	0.01%	0.21%
Other**	–0.05%	0.06%	0.00%
Consumer Staples	–0.00%	0.26%	3.98%
Energy	0.21%	3.54%	4.23%
Materials	0.23%	1.69%	2.39%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 115

Janus Venture Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2010

Ultimate Software Group, Inc. Enterprise Software/Services	3.6%
Solera Holdings, Inc. Transactional Software	3.2%
Jarden Corp. Consumer Products – Miscellaneous	3.0%
SXC Health Solutions Corp. (U.S. Shares) Pharmacy Services	3.0%
VistaPrint, N.V. (U.S. Shares) Printing – Commercial	2.9%

15.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2010

Emerging markets comprised 2.5% of total net assets.

* Includes Securities Sold Short of (0.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2010

As of October 31, 2009

116 | MARCH 31, 2010

(unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2010						per the February 16, 2010 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund – Class D Shares(1)	21.23%	71.70%	4.60%	–2.72%	11.57%	0.90%

Janus Venture Fund – Class T Shares(1)	21.23%	71.70%	4.60%	–2.72%	11.57%	1.03%

Russell 2000® Growth Index	20.44%	60.32%	3.82%	–1.53%	6.82%

Russell 2000® Index	21.30%	62.76%	3.36%	3.68%	9.13%

Lipper Quartile – Class T Shares	–	1st	1st	4th	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	59/536	99/396	169/223	1/11

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 117

Janus Venture Fund (unaudited)(closed to new investors)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

Effective February 16, 2010, Janus Venture Fund renamed Class J Shares to Class T Shares.

Effective February 16, 2010, Janus Venture Fund’s Class J Shares accounts held directly with Janus were moved into newly created Class D Shares.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

118 | MARCH 31, 2010

(unaudited)(closed to new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(3/31/10)	(2/16/10 - 3/31/10)*

Actual	$1,000.00	$1,127.40	$1.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(11/1/09)	(3/31/10)	(11/1/09 - 3/31/10)†

Actual	$1,000.00	$1,212.50	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to March 31, 2010). Therefore, actual expenses shown are lower than would be expected in a six-month period. Actual expenses are equal to the annualized expense ratio of 0.87% for Class D Shares multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period); however, hypothetical expenses are multiplied by 182/365 (to reflect a six-month period).
†	Expenses are equal to the annualized expense ratio of 0.90% for Class T Shares, multiplied by the average account value over the period, multiplied by 151/365 for Class T Shares (to reflect a five-month period). Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Growth & Core Funds | 119

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Common Stock – 100.0%
Advertising Agencies – 0.5%
539,695	MDC Partners, Inc. – Class A (U.S. Shares)	$5,585,843
Aerospace and Defense – 0.4%
74,750	TransDigm Group, Inc.*	3,964,740
Agricultural Biotechnology – 0.7%
881,140	Yongye International, Inc.*	7,119,611
Appliances – 0.8%
704,040	Deer Consumer Products, Inc.*	8,547,046
Applications Software – 0.4%
1,602,098	inContact, Inc.*,£	4,565,979
Auction House – Art Dealer – 0.6%
323,650	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	6,964,948
Audio and Video Products – 1.6%
522,055	DTS, Inc.*	17,770,752
Broadcast Services and Programming – 2.0%
563,145	DG FastChannel, Inc.*	17,992,483
9,700	Genius Products, Inc.*,°°,§	48,015
748,777	Genius Products, Inc. – Private Placement*,°°,§,£	3,088,705
		21,129,203
Casino Hotels – 0.2%
965,512	Century Casinos, Inc.*,£	2,413,780
Commercial Services – 4.8%
484,275	CoStar Group, Inc.*	20,107,097
268,355	HMS Holdings Corp.*	13,683,421
2,105,739	Intermap Technologies Corp.*	3,110,704
229,805	Providence Service Corp.*	3,490,738
714,185	Standard Parking Corp.*	11,726,918
		52,118,878
Commercial Services – Finance – 1.7%
480,225	Cardtronics, Inc.*	6,036,428
645,080	Euronet Worldwide, Inc.*	11,888,825
		17,925,253
Computer Data Security – 0.2%
110,220	Fortinet, Inc.*	1,937,668
Computer Graphics – 0.7%
817,532	Monotype Imaging Holdings, Inc.*	7,954,586
Computer Services – 2.2%
3,140,420	LivePerson, Inc.*,£	24,087,021
Computers – Integrated Systems – 0.1%
43,755	Micros Systems, Inc.*	1,438,664
Consulting Services – 1.4%
379,030	Gartner, Inc.*	8,429,627
1,961,073	Information Services Group, Inc.*,£	6,687,259
96,841	UTEK Corp.*	397,048
		15,513,934
Computer Software – 0.2%
165,385	SS&C Technologies Holdings, Inc.*	2,494,006
Consumer Products – Miscellaneous – 3.0%
983,640	Jarden Corp.**	32,745,376
Decision Support Software – 1.3%
403,910	MSCI, Inc.*	14,581,151
Distribution/Wholesale – 0.8%
210,556	MWI Veterinary Supply, Inc.*	8,506,462
Diversified Operations – 0.8%
302,885	Barnes Group, Inc.	5,894,142
867,990	Digital Domain – Private Placement*,°°,§	3,037,965
		8,932,107
Educational Software – 0.6%
155,107	Blackboard, Inc.*	6,461,758
Electric Products – Miscellaneous – 1.8%
895,305	Harbin Electric, Inc.*	19,329,635
E-Marketing/Information – 0.8%
356,440	Constant Contact, Inc.*	8,276,537
Enterprise Software/Services – 5.1%
192,030	Concur Technologies, Inc.*	7,875,150
44,180	Informatica Corp.*	1,186,675
262,550	MedAssets, Inc.*	5,513,550
400,540	Salary.com, Inc.*	1,161,566
1,191,950	Ultimate Software Group, Inc.*,£	39,274,752
		55,011,693
E-Services/Consulting – 2.1%
804,165	GSI Commerce, Inc.*	22,251,246
Finance – Other Services – 0.8%
554,666	MarketAxess Holdings, Inc.	8,724,896
Footwear and Related Apparel – 1.8%
527,545	Skechers U.S.A., Inc. – Class A*	19,160,434
Gambling – Non-Hotel – 0.6%
907,650	Great Canadian Gaming Corp.*	6,570,049
Hotels and Motels – 1.2%
87,445	China Lodging Group, Ltd.*	1,309,926
1,901,500	Kingdom Hotel Investments (GDR)*	9,317,350
445,760	Morgans Hotel Group Co.*	2,857,322
		13,484,598
Human Resources – 2.1%
645,725	Resources Connection, Inc.*	12,378,548
547,090	SuccessFactors, Inc.*	10,416,594
		22,795,142
Identification Systems and Devices – 0.7%
864,775	L-1 Identity Solutions, Inc.*	7,722,441
Industrial Audio and Video Products – 2.0%
1,216,370	Imax Corp. (U.S. Shares)*	21,882,496
Internet Applications Software – 1.8%
534,045	DealerTrack Holdings, Inc.*	9,121,489
604,468	Vocus, Inc.*	10,306,179
		19,427,668
Internet Content – Information/News – 1.6%
286,495	Archipelago Learning, Inc.*	4,177,097
1,640,185	Health Grades, Inc.*,£	10,431,576
416,620	TechTarget, Inc.*	2,178,923
		16,787,596
Investment Management and Advisory Services – 0.3%
108,203	Epoch Holding Corp.	1,221,612
143,335	Financial Engines, Inc.*	2,422,361
		3,643,973

See Notes to Schedules of Investments and Financial Statements.

120 | MARCH 31, 2010

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Machinery – General Industrial – 0.6%
150,000	Wabtec Corp.	$6,318,000
Marine Services – 0.2%
1,548,955	Odyssey Marine Exploration, Inc.*	2,029,131
Medical – Biomedical and Genetic – 2.9%
359,330	Acorda Therapeutics, Inc.*	12,289,086
674,510	Incyte Corp., Ltd.*	9,416,160
423,085	Myriad Genetics, Inc.*	10,175,194
		31,880,440
Medical – Drugs – 0.2%
735,032	Achillion Pharmaceuticals, Inc.*	2,036,039
Medical – Outpatient and Home Medical Care – 1.7%
547,450	LHC Group, Inc.*	18,355,999
Medical Information Systems – 1.0%
290,515	athenahealth, Inc.*	10,621,228
Medical Instruments – 1.9%
151,957	Conmed Corp.*	3,618,096
503,185	Natus Medical, Inc.*	8,005,673
135,825	Techne Corp.	8,650,695
		20,274,464
Medical Labs and Testing Services – 1.9%
205,893	Bio-Reference Labs, Inc.*	9,053,116
525,420	Concord Medical Services Holding, Ltd. (ADR)*	3,609,635
235,792	Genoptix, Inc.*	8,368,258
		21,031,009
Medical Products – 1.6%
727,740	PSS World Medical, Inc.*	17,109,167
Motion Pictures and Services – 2.1%
66,230	DreamWorks Animation SKG, Inc. – Class A*	2,608,800
3,227,765	Lions Gate Entertainment Corp. (U.S. Shares)*	20,141,253
		22,750,053
MRI and Medical Diagnostic Imaging Center – 0.6%
710,845	Alliance Healthcare Service*	3,994,949
659,020	RadNet, Inc.*	2,095,684
		6,090,633
Oil Field Machinery and Equipment – 1.1%
363,625	Dresser-Rand Group, Inc.*	11,425,098
Pharmacy Services – 5.1%
546,780	Catalyst Health Solutions, Inc.*	22,625,756
483,340	SXC Health Solutions Corp. (U.S. Shares)*	32,519,115
		55,144,871
Physical Practice Management – 1.2%
232,410	Mednax, Inc.*	13,523,938
Physical Therapy and Rehabilitation Centers – 1.0%
368,880	Psychiatric Solutions, Inc.*	10,992,624
Poultry – 0.2%
264,315	Yuhe International, Inc.*	2,458,130
Printing – Commercial – 2.9%
556,078	VistaPrint, N.V. (U.S. Shares)*	31,835,466
Real Estate Management/Services – 2.5%
1,851,377	LPS Brasil Consultoria de Imoveis S.A.	26,768,151
Retail – Apparel and Shoe – 0.6%
200,939	Rue21, Inc.*	6,966,555
Retail – Automobile – 0.3%
88,465	Copart, Inc.*	3,149,354
Retail – Major Department Stores – 0.7%
914,690	Saks, Inc.*	7,866,334
Retail – Petroleum Products – 1.8%
735,385	World Fuel Services Corp.	19,590,656
Savings/Loan/Thrifts – 0.4%
264,545	Northwest Bancshares, Inc.	3,105,759
88,245	Territorial Bancorp, Inc.	1,679,302
		4,785,061
Schools – 5.0%
366,464	American Public Education, Inc.*	17,077,222
847,320	Bridgepoint Education, Inc.*	20,827,125
967,355	ChinaCast Education Corp.*	7,071,365
350,864	Grand Canyon Education, Inc.*	9,171,585
		54,147,297
Semiconductor Components/Integrated Circuits – 1.8%
3,778,340	Atmel Corp.*	19,005,050
Telecommunication Equipment – 0.4%
155,560	CommScope, Inc.*	4,358,791
Telecommunication Services – 0.8%
515,205	SAVVIS, Inc.*	8,500,883
Theaters – 1.5%
961,147	National CineMedia, Inc.	16,589,397
Transactional Software – 3.2%
900,410	Solera Holdings, Inc.	34,800,847
Transportation – Marine – 0.8%
1,671,033	Horizon Lines, Inc. – Class A£	9,090,420
Transportation – Truck – 1.9%
340,065	Forward Air Corp.	8,943,709
93,160	Landstar System, Inc.	3,910,857
218,025	Old Dominion Freight Line, Inc.*	7,279,855
		20,134,421
Water Treatment Systems – 1.1%
492,690	Nalco Holding Co.	11,987,148
Web Hosting/Design – 1.7%
3,704,519	NaviSite, Inc.*,£	9,520,614
1,176,625	NIC, Inc.*	9,260,039
		18,780,653
Wireless Equipment – 1.6%
469,400	SBA Communications Corp. – Class A*	16,931,258

Total Common Stock (cost $850,888,732)		1,085,155,736

Promissory Note – 0.2%
Broadcast Services and Programming – 0.2%
2,000,000	Genius Products, Inc., 5.0000% – expires 12/31/10°° ,§ (cost $2,000,000)	2,000,000

Warrants – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12*,°° ,§	769

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 121

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2010

Shares or Principal Amounts		Value

Casino Services – 0%
146,926	Pokertek, Inc. – Private Placement – expires 4/23/12*,°° ,§	$28,161
Networking Products – 0%
2,090	Lantronix, Inc. – expires 2/9/11*,°°	1

Total Warrants (cost $911,295)		28,931

Total Investments (total cost $853,800,027) – 100.2%		1,087,184,667

Securities Sold Short – (0.5)%
Apparel Manufacturers – (0.3)%
55,000	Columbia Sportswear Co.	(2,889,150)
Athletic Footwear – (0.1)%
89,954	K-Swiss, Inc.*	(940,919)
Commercial Banks – (0.1)%
750,000	Pacific Capital Bancorp*	(1,357,500)

Total Securities Sold Short (proceeds $4,029,046)		(5,187,569)

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		2,819,406

Net Assets – 100%		$1,084,816,504

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$26,768,151	2.5%
Canada	96,774,409	8.9%
Cayman Islands	10,627,276	1.0%
Netherlands	31,835,466	2.9%
United States	921,179,365	84.7%

Total	$1,087,184,667	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(5,187,569)	100.0%

Total	$(5,187,569)	100.0%

See Notes to Schedules of Investments and Financial Statements.

122 | MARCH 31, 2010

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Janus Growth & Core Funds | 123

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth		Janus	Janus		Janus	Janus
As of March 31, 2010 (unaudited)	Balanced	Contrarian	Enterprise	Janus Forty	Janus	and Income	Janus Orion	Research	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$4,960,051	$4,147,018	$2,138,208	$5,241,675	$7,375,024	$3,321,616	$2,934,642	$543,847	$2,678,417	$430,465	$6,489,102	$853,800
Unaffiliated investments at value	$5,481,970	$4,469,687	$2,529,223	$6,260,769	$8,983,276	$3,920,924	$3,664,750	$625,329	$3,210,466	$466,210	$9,675,678	$1,087,185
Affiliated money market investments	191,578	96,575	80,892	549,400	195,610	65,812	57,547	1,111	26,777	46,463	179,672	-
Cash	1,133	-	46	73	99	121	1,168	-	67	-	89	-
Cash denominated in foreign currency(1)	-	-	-	-	-	-	2,088	-	-	-	-	-
Restricted cash (Note 1)	-	11,630	-	-	-	-	140	-	-	-	-	-
Deposits with broker for short sales	-	-	-	-	-	-	130,868	-	-	1,165	-	4,029
Receivables:
Investments sold	13,885	1,669	5,306	-	75	1,110	42,464	563	21,798	3,766	-	10,928
Fund shares sold	10,414	2,255	2,277	18,893	10,629	9,754	2,159	111	1,041	1,632	3,579	73
Dividends	9,414	13,226	1,185	10,397	14,907	1,244	7,107	1,394	8,200	136	16,244	281
Interest	29,440	350	-	-	-	-	-	-	-	-	-	112
Non-interested Trustees’ deferred compensation	139	110	64	167	226	97	91	15	79	12	242	27
Other assets	49	16	1,341	121	109	44	336	3	7,066	1	83	1
Forward currency contracts	2,758	8,327	594	-	14,656	1,809	5,084	774	4,662	-	-	-
Total Assets	5,740,780	4,603,845	2,620,928	6,839,820	9,219,587	4,000,915	3,913,802	629,300	3,280,156	519,385	9,875,587	1,102,636
Liabilities:
Payables:
Short sales, at value(2)	-	-	-	-	-	-	141,812	-	-	1,693	-	5,188
Options Written, at value(3)	-	44,184	-	-	91	-	3,251	-	-	-	-	-
Due to Custodian	-	696	-	-	-	-	-	147	-	3	-	2,394
Investments purchased	54,478	75,014	8,480	-	-	26,610	42,501	-	36,029	17,861	-	9,030
Fund shares repurchased	7,088	3,025	2,509	11,271	5,917	3,220	1,883	391	1,924	302	3,463	290
Dividends and distributions	1,493	14	5	-	-	144	-	1	-	-	-	-
Advisory fees	2,597	2,256	1,412	3,530	5,000	2,075	1,990	304	1,803	264	5,310	583
Administrative fees - Class D Shares	100	225	82	N/A	499	193	217	32	179	18	542	88
Administrative fees - Class R Shares	17	1	11	45	-	1	-	-	N/A	-	N/A	N/A
Administrative fees - Class S Shares	129	2	48	666	18	14	3	5	-	1	N/A	N/A
Administrative fees - Class T Shares(4)	623	400	189	1	842	401	307	56	292	51	945	45
Distribution fees and shareholder servicing fees - Class A Shares	92	16	17	211	26	4	6	1	-	5	N/A	N/A
Distribution fees and shareholder servicing fees - Class C Shares	289	58	21	557	5	5	10	7	-	7	N/A	N/A
Distribution fees and shareholder servicing fees - Class R Shares	34	1	21	91	1	1	1	1	N/A	1	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	129	2	48	666	18	14	3	5	-	1	N/A	N/A
Networking fees - Class A Shares	-	63	4	13	-	10	12	5	-	-	N/A	N/A
Networking fees - Class C Shares	-	87	23	64	-	3	9	14	-	-	N/A	N/A
Networking fees - Class I Shares	-	-	-	43	-	-	-	-	-	-	N/A	N/A
Non-interested Trustees’ fees and expenses	26	23	23	-	59	25	18	3	17	-	58	5
Non-interested Trustees’ deferred compensation fees	139	110	64	167	226	97	91	15	79	12	242	27
Foreign tax liability	-	3,702	-	-	1,899	-	651	-	-	-	-	-
Accrued expenses and other payables	64	73	545	20	100	337	86	368	403	254	145	169
Forward currency contracts	903	871	437	-	1,781	1,321	2,193	53	628	-	-	-
Total Liabilities	68,201	130,823	13,939	17,345	16,482	34,475	195,044	1,408	41,354	20,473	10,705	17,819
Net Assets	$5,672,579	$4,473,022	$2,606,989	$6,822,475	$9,203,105	$3,966,440	$3,718,758	$627,892	$3,238,802	$498,912	$9,864,882	$1,084,817

124 | MARCH 31, 2010

See footnotes at the end of the Statement.

See Notes to Financial Statements.

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Statements of Assets and Liabilities (continued)

	Janus	Janus	Janus			Janus Growth		Janus	Janus		Janus	Janus
As of March 31, 2010 (unaudited)	Balanced	Contrarian	Enterprise	Janus Forty	Janus	and Income	Janus Orion	Research	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$4,926,843	$4,935,296	$3,702,309	$6,514,146	$12,186,705	$4,321,462	$4,435,584	$711,343	$6,211,028	$434,130	$7,202,241	$1,031,263
Undistributed net investment income/(loss)*	7,513	5,303	(3,659)	(15,051)	9,803	2,138	4,303	1,167	8,458	(706)	(2,466)	(1,982)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	22,843	(918,561)	(1,563,723)	(1,245,153)	(4,808,739)	(1,022,813)	(1,500,766)	(167,935)	(3,543,337)	(16,192)	(701,203)	(176,690)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	715,380	450,984	472,062	1,568,533	1,815,336	665,653	779,637	83,317	562,653	81,680	3,366,310	232,226
Total Net Assets	$5,672,579	$4,473,022	$2,606,989	$6,822,475	$9,203,105	$3,966,440	$3,718,758	$627,892	$3,238,802	$498,912	$9,864,882	$1,084,817
Net Assets - Class A Shares	$448,355	$77,739	$81,222	$1,017,410	$147,492	$18,902	$30,792	$5,472	$288	$22,754	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,745	5,445	1,632	30,740	5,443	641	2,886	273	11	1,678	N/A	N/A
Net Asset Value Per Share(6)	$25.27	$14.28	$49.77	$33.10	$27.10	$29.51	$10.67	$20.04	$25.88	$13.56	N/A	N/A
Maximum Offering Price Per Share(7)	$26.81	$15.15	$52.81	$35.12	$28.75	$31.31	$11.32	$21.26	$27.46	$14.39	N/A	N/A
Net Assets - Class C Shares	$354,794	$70,499	$24,473	$672,803	$6,423	$5,398	$12,662	$8,654	$115	$9,375	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,040	4,965	495	21,153	238	183	1,194	434	4	692	N/A	N/A
Net Asset Value Per Share(6)	$25.27	$14.20	$49.47	$31.81	$26.97	$29.44	$10.61	$19.96	$25.76	$13.54	N/A	N/A
Net Assets - Class D Shares	$987,532	$2,270,944	$808,073	N/A	$4,938,417	$1,911,305	$2,160,458	$320,269	$1,785,367	$183,828	$5,371,421	$870,025
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,092	158,789	16,215	N/A	182,182	64,787	202,244	16,014	68,922	13,554	83,963	18,548
Net Asset Value Per Share	$25.26	$14.30	$49.83	N/A	$27.11	$29.50	$10.68	$20.00	$25.90	$13.56	$63.97	$46.91
Net Assets - Class I Shares	$199,716	$104,325	$525,041	$1,723,096	$127,281	$59,282	$31,208	$5,369	$50,777	$20,137	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,908	7,294	10,524	51,818	4,692	2,010	2,920	268	1,960	1,482	N/A	N/A
Net Asset Value Per Share	$25.25	$14.30	$49.89	$33.25	$27.13	$29.49	$10.69	$20.00	$25.91	$13.59	N/A	N/A
Net Assets - Class R Shares	$83,895	$3,107	$51,333	$222,503	$1,221	$2,181	$2,380	$1,402	N/A	$2,190	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,321	218	1,035	6,908	45	74	224	70	N/A	161	N/A	N/A
Net Asset Value Per Share	$25.26	$14.25	$49.62	$32.21	$27.02	$29.49	$10.64	$19.99	N/A	$13.60	N/A	N/A
Net Assets - Class S Shares	$617,392	$8,675	$228,393	$3,180,540	$83,553	$67,867	$14,583	$23,232	$13	$7,643	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,425	608	4,594	97,274	3,084	2,300	1,368	1,161	489(8)	564	N/A	N/A
Net Asset Value Per Share	$25.28	$14.28	$49.71	$32.70	$27.09	$29.51	$10.66	$20.02	$25.82	$13.55	N/A	N/A
Net Assets - Class T Shares(4)	$2,980,895	$1,937,733	$888,454	$6,123	$3,898,718	$1,901,505	$1,466,675	$263,494	$1,402,242	$252,985	$4,493,461	$214,792
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	118,005	135,511	17,831	187	143,850	64,458	137,321	13,178	54,141	18,656	70,251	4,580
Net Asset Value Per Share	$25.26	$14.30	$49.83	$32.75	$27.10	$29.50	$10.68	$20.00	$25.90	$13.56	$63.96	$46.90

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $2,088,427 for Janus Orion Fund.
(2)	Includes proceeds of $130,868,368, $1,164,843, and $4,029,046 on short sales for Janus Orion Fund, Janus Triton Fund, and Janus Venture Fund, respectively.
(3)	Includes premiums of $72,148,945, $484,200 and $3,928,171 on written options for Janus Contrarian Fund, Janus Fund and Janus Orion Fund, respectively.
(4)	Formerly named Class J Shares for all Funds except Janus Forty Fund.
(5)	Net of foreign tax on investments of $3,701,828, $1,899,067 and $650,872 for Janus Contrarian Fund, Janus Fund and Janus Orion Fund, respectively.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.
(8)	Shares outstanding are not in thousands.

126 | MARCH 31, 2010

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus	Janus		Janus		Janus	Janus	Janus	Janus	Janus
For the five- or six-month period ended March 31, 2010 (unaudited)	Balanced	Contrarian	Enterprise	Forty	Janus	Growth and Income	Janus Orion	Research	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund(1)	Fund(1)	Fund(1)	Fund	Fund(1)	Fund(1)	Fund(1)	Core Fund(1)	Fund(1)	Fund(1)	Fund(1)	Fund(1)

Investment Income:
Interest	$46,225	$1,183	$-	$-	$-	$2,262	$-	$-	$-	$-	$-	$42
Interest proceeds from short sales	-	-	-	-	-	-	6	-	-	-	-	-
Dividends	24,631	25,511	6,121	19,611	42,468	26,033	18,639	4,097	21,910	1,512	32,543	1,400
Dividends from affiliates	111	16	45	512	238	116	84	1	16	28	229	363
Foreign tax withheld	(874)	(458)	(156)	(910)	(769)	(1,145)	68	(49)	(417)	(8)	(1,351)	(18)
Total Investment Income	70,093	26,252	6,010	19,213	41,937	27,266	18,797	4,049	21,509	1,532	31,421	1,787
Expenses:
Advisory fees	11,795	11,306	6,566	19,759	23,519	9,941	9,220	1,543	9,728	1,089	25,128	2,672
Registration fees	103	72	125	166	93	63	57	53	27	53	32	15
Custodian fees	33	62	15	66	48	40	128	8	67	9	66	16
Audit fees	11	11	11	15	10	11	11	10	12	9	11	10
Non-interested Trustees’ fees and expenses	70	58	39	89	135	58	48	8	44	4	142	14
Short sales dividend expense	-	-	-	-	-	-	108	-	-	-	-	44
Short sales interest expense	-	-	-	-	-	-	4	-	-	3	-	26
Stock loan fees	-	-	-	-	-	-	24	-	-	1	-	24
Administrative fees - Class D Shares	137	309	112	N/A	686	265	298	45	245	25	744	119
Administrative fees - Class R Shares	67	3	49	229	1	2	2	1	N/A	1	N/A	N/A
Administrative fees - Class S Shares	585	7	229	3,707	87	71	15	24	-	6	N/A	N/A
Administrative fees - Class T Shares(2)	3,190	2,661	1,167	3	5,708	2,617	2,143	387	2,002	273	6,300	489
Distribution fees and shareholder servicing fees - Class A Shares	400	76	82	1,218	63	20	28	6	-	18	N/A	N/A
Distribution fees and shareholder servicing fees - Class C Shares	1,231	281	96	2,974	26	21	45	35	-	30	N/A	N/A
Distribution fees and shareholder servicing fees - Class R Shares	134	6	98	458	2	4	4	3	N/A	3	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	585	7	229	3,707	87	71	15	24	-	6	N/A	N/A
Networking fees - Class A Shares	38	59	24	348	2	8	16	4	-	1	N/A	N/A
Networking fees - Class C Shares	50	79	18	425	2	3	9	12	-	-	N/A	N/A
Networking fees - Class I Shares	10	11	7	350	2	1	2	-	-	-	N/A	N/A
Other expenses	476	1,093	761	740	1,500	909	1,090	331	950	210	1,270	318
Non-recurring costs (Note 4)	1	-	-	-	1	1	-	-	1	N/A	1	-
Costs assumed by Janus Capital Management LLC (Note 4)	(1)	-	-	-	(1)	(1)	-	-	(1)	N/A	(1)	-
Total Expenses	18,915	16,101	9,628	34,254	31,971	14,105	13,267	2,494	13,075	1,741	33,693	3,747
Expense and Fee Offset	(4)	(22)	(15)	-	(37)	(20)	(25)	(4)	(22)	(2)	(25)	-
Net Expenses	18,911	16,079	9,613	34,254	31,934	14,085	13,242	2,490	13,053	1,739	33,668	3,747
Less: Excess Expense Reimbursement	-	(23)	-	(100)	-	(5)	-	(185)	-	-	-	-
Net Expenses after Expense Reimbursement	18,911	16,056	9,613	34,154	31,934	14,080	13,242	2,305	13,053	1,739	33,668	3,747
Net Investment Income/(Loss)	51,182	10,196	(3,603)	(14,941)	10,003	13,186	5,555	1,744	8,456	(207)	(2,247)	(1,960)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	135,355	317,105	63,007	(49,628)	299,122	158,900	447,428	6,371	79,276	8,658	100,086	(3,044)
Net realized gain/(loss) from futures contracts	(1,657)	-	-	-	-	-	(4,336)	-	-	-	-	-
Net realized gain/(loss) from short sales	-	-	-	-	-	-	(1,617)	-	-	(522)	-	553
Net realized gain/(loss) from swap contracts	-	-	-	-	-	-	2,586	-	-	-	-	-
Net realized gain/(loss) from options contracts	-	(13,780)	-	-	466	-	4,237	-	-	-	-	739
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	242,996	525,708	330,305	568,625	781,044	259,683	123,299	61,752	353,243	55,376	991,967	197,129
Net Gain/(Loss) on Investments	376,694	829,033	393,312	518,997	1,080,632	418,583	571,597	68,123	432,519	63,512	1,092,053	195,377
Net Increase/(Decrease) in Net Assets Resulting from Operations	$427,876	$839,229	$389,709	$504,056	$1,090,635	$431,769	$577,152	$69,867	$440,975	$63,305	$1,089,806	$193,417

(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Formerly named Class J Shares for all Funds except Janus Forty Fund.
(3)	Net of foreign tax on investments of $3,701,828, $1,899,067 and $650,872 for Janus Contrarian Fund, Janus Fund and Janus Orion Fund, respectively.

128 | MARCH 31, 2010

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the five- or six-month period ended March 31, 2010 (unaudited),	Janus		Janus		Janus		Janus					Janus
the two-month fiscal period ended September 30, 2009	Balanced		Contrarian		Enterprise		Forty					Growth and
and the fiscal years ended July 31, 2009 or October 31, 2009	Fund		Fund		Fund		Fund			Janus Fund		Income Fund
(all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010	2009(3)	2009(4)	2010(1)	2009(2)	2010(1)	2009(2)

Operations:
Net investment income/(loss)	$51,182	$82,015	$10,196	$304	$(3,603)	$(1,440)	$(14,941)	$(7,028)	$(12,383)(5)	$10,003	$36,057	$13,186	$39,564
Net realized gain/(loss) from investment and foreign currency transactions	135,355	(66,509)	317,105	(970,261)	63,007	(248,916)	(49,628)	(81,573)	(1,002,691)(5)	299,122	(1,697,312)	158,900	(627,685)
Net realized gain/(loss) from futures contracts	(1,657)	-	-	-	-	-	-	-	(27,551)	-	-	-	-
Net realized gain/(loss) from short sales	-	-	-	(5,566)	-	-	-	-	-	-	-	-	-
Net realized gain/(loss) from swap contracts	-	-	-	-	-	-	-	-	-	-	-	-	-
Net realized gain/(loss) from options contracts	-	-	(13,780)	(239,677)	-	-	-	-	456	466	30,877	-	(59,830)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	242,996	656,231	525,708	1,525,672	330,305	538,854	568,625	323,215	(458,778)(5)	781,044	2,960,657	259,683	1,310,185
Net Increase/(Decrease) in Net Assets Resulting from Operations	427,876	671,737	839,229	310,472	389,709	288,498	504,056	234,614	(1,500,947)	1,090,635	1,330,279	431,769	662,234
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(3,396)	(1,386)	-	-	-	-	-	-	-	(45)	-	(47)	(21)
Class C Shares	(1,325)	(685)	-	-	-	-	-	-	-	-	-	-	-
Class D Shares	(4,695)	N/A	-	N/A	-	N/A	N/A	N/A	N/A	-	N/A	(3,325)	N/A
Class I Shares	(1,725)	(278)	(83)	-	-	-	-	-	-	(43)	-	(195)	(3)
Class R Shares	(435)	(152)	-	-	-	-	-	-	-	-	-	(1)	-
Class S Shares	(3,989)	(1,946)	-	-	-	-	-	-	-	-	-	(82)	(49)
Class T Shares(6)	(27,871)	(87,861)	(1,643)	(18,634)	-	-	-	-	-	(5,694)	(96,855)	(9,452)	(37,774)
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	-	-	-	-	-	-	(47,005)	-	-	-	-
Class C Shares	-	-	-	-	-	-	-	-	(18,207)	-	-	-	-
Class D Shares	-	N/A	-	N/A	-	N/A	N/A	N/A	N/A	-	N/A	-	N/A
Class I Shares	-	-	-	-	-	-	-	-	(21,827)	-	-	-	-
Class R Shares	-	-	-	-	-	-	-	-	(4,420)	-	-	-	-
Class S Shares	-	-	-	-	-	-	-	-	(108,361)	-	-	-	-
Class T Shares(6)	-	(68,357)	-	(127,435)	-	-	-	-	-	-	-	-	-
Return of Capital
Class A Shares	N/A	(11)	N/A	N/A	N/A	N/A	N/A	N/A	-	N/A	N/A	N/A	N/A
Class C Shares	N/A	(6)	N/A	N/A	N/A	N/A	N/A	N/A	-	N/A	N/A	N/A	N/A
Class I Shares	N/A	(2)	N/A	N/A	N/A	N/A	N/A	N/A	-	N/A	N/A	N/A	N/A
Class R Shares	N/A	(1)	N/A	N/A	N/A	N/A	N/A	N/A	-	N/A	N/A	N/A	N/A
Class S Shares	N/A	(16)	N/A	N/A	N/A	N/A	N/A	N/A	-	N/A	N/A	N/A	N/A
Class T Shares(6)	N/A	(407)	N/A	(1,859)	N/A	N/A	N/A	N/A	-	N/A	N/A	N/A	N/A
Net (Decrease) from Dividends and Distributions	(43,436)	(161,108)	(1,726)	(147,928)	-	-	-	-	(199,820)	(5,782)	(96,855)	(13,102)	(37,847)

130 | MARCH 31, 2010

See footnotes at the end of the Statement.

See Notes to Financial Statements.

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Statements of Changes in Net Assets (continued)

For the five- or six-month period ended March 31, 2010 (unaudited),	Janus		Janus		Janus		Janus					Janus
the two-month fiscal period ended September 30, 2009	Balanced		Contrarian		Enterprise		Forty					Growth and
and the fiscal years ended July 31, 2009 or October 31, 2009	Fund		Fund		Fund		Fund			Janus Fund		Income Fund
(all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010	2009(3)	2009(4)	2010(1)	2009(2)	2010(1)	2009(2)

Capital Share Transactions:
Shares sold
Class A Shares	134,635	94,630	4,485	5,459	9,902	9,110	254,572	154,502	1,918,969	151,886	1,978	740	1,116
Class C Shares	101,685	80,039	3,517	2,844	1,833	2,479	144,039	51,950	663,907	1,255	494	403	491
Class D Shares	14,787	N/A	14,124	N/A	5,304	N/A	N/A	N/A	N/A	14,551	N/A	10,388	N/A
Class I Shares	111,458	62,887	43,420	43,446	76,168	72,432	1,021,335	84,415	964,866	98,293	14,638	54,262	5,901
Class R Shares	35,485	29,554	356	196	6,060	7,905	68,368	13,711	215,202	529	293	305	215
Class S Shares	135,912	67,087	3,708	1,786	17,266	21,057	475,846	174,634	3,791,339	9,816	5,527	5,622	3,369
Class T Shares(6)	515,064	1,099,177	119,441	350,283	59,066	229,687	5,788	371	1	316,301	1,032,025	96,135	245,940
Shares issued in connection with restructuring (Note 9)
Class D Shares	936,300	N/A	2,080,686	N/A	750,225	N/A	N/A	N/A	N/A	4,642,520	N/A	1,816,396	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	230,834	N/A	90,442	N/A	81,741	N/A	N/A	N/A	N/A	6,877	N/A	33,776
Class C Shares	N/A	157,683	N/A	76,851	N/A	21,758	N/A	N/A	N/A	N/A	4,751	N/A	3,384
Class I Shares	N/A	46,096	N/A	16,860	N/A	365,389	N/A	N/A	N/A	N/A	18,670	N/A	1,370
Class R Shares	N/A	25,133	N/A	2,074	N/A	33,459	N/A	N/A	N/A	N/A	590	N/A	2,645
Class S Shares	N/A	409,342	N/A	4,907	N/A	190,930	N/A	N/A	N/A	N/A	74,574	N/A	48,609
Reinvested dividends and distributions
Class A Shares	2,847	1,129	-	-	-	-	-	-	19,460	44	-	45	20
Class C Shares	958	499	-	-	-	-	-	-	8,743	-	-	-	-
Class D Shares	4,578	N/A	-	N/A	-	N/A	N/A	N/A	N/A	-	N/A	3,238	N/A
Class I Shares	1,023	260	41	-	-	-	-	-	11,587	35	-	171	3
Class R Shares	361	120	-	-	-	-	-	-	3,316	-	-	1	-
Class S Shares	3,955	1,944	-	-	-	-	-	-	107,230	-	-	81	48
Class T Shares(6)	27,452	153,711	1,609	143,558	-	-	-	-	-	5,562	94,594	9,269	36,921
Shares repurchased
Class A Shares	(32,271)	(38,326)	(9,554)	(17,010)	(15,741)	(15,927)	(769,857)	(100,509)	(1,806,596)	(14,632)	(2,632)	(3,127)	(2,625)
Class C Shares	(18,129)	(9,932)	(10,330)	(7,338)	(2,618)	(2,119)	(60,896)	(18,579)	(574,856)	(970)	(343)	(312)	(408)
Class D Shares	(13,736)	N/A	(38,004)	N/A	(11,668)	N/A	N/A	N/A	N/A	(61,015)	N/A	(57,316)	N/A
Class I Shares	(27,213)	(7,118)	(12,441)	(2,630)	(41,490)	(39,192)	(181,005)	(31,504)	(874,752)	(5,178)	(1,314)	(5,964)	(165)
Class R Shares	(6,353)	(8,626)	(366)	(241)	(5,877)	(3,932)	(20,154)	(5,242)	(155,894)	(216)	(102)	(129)	(358)
Class S Shares	(67,474)	(42,738)	(801)	(2,864)	(42,137)	(19,809)	(413,115)	(235,083)	(4,093,540)	(21,038)	(15,612)	(11,406)	(7,540)
Class T Shares(6)	(295,965)	(567,449)	(322,073)	(947,072)	(134,832)	(344,565)	(317)	-	-	(598,213)	(1,775,700)	(273,154)	(621,124)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(6)	(935,322)	N/A	(2,094,379)	N/A	(750,598)	N/A	N/A	N/A	N/A	(4,642,304)	N/A	(1,819,551)	N/A
Net Increase/(Decrease) from Capital Share Transactions	630,037	1,785,936	(216,561)	(238,449)	(79,137)	610,403	524,604	88,666	198,982	(102,774)	(540,692)	(173,903)	(248,412)
Net Increase/Decrease in Net Assets	1,014,477	2,296,565	620,942	(75,905)	310,572	898,901	1,028,660	323,280	(1,501,785)	982,079	692,732	244,764	375,975
Net Assets:
Beginning of period	4,658,102	2,361,537	3,852,080	3,927,985	2,296,417	1,397,516	5,793,815	5,470,535	6,972,320	8,221,026	7,528,294	3,721,676	3,345,701
End of period	$5,672,579	$4,658,102	$4,473,022	$3,852,080	$2,606,989	$2,296,417	$6,822,475	$5,793,815	$5,470,535	$9,203,105	$8,221,026	$3,966,440	$3,721,676

Undistributed net investment income/(loss)*	$7,513	$(233)	$5,303	$(3,167)	$(3,659)	$(56)	$(15,051)	$(110)	$(1,110)(5)	$9,803	$5,582	$2,138	$2,054

*	See Note 5 in Notes to Financial Statements
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(6)	Formerly named Class J Shares for all Funds except Janus Forty Fund.

132 | MARCH 31, 2010

See Notes to Financial Statements.

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Statements of Changes in Net Assets (continued)

	Janus		Janus		Janus		Janus		Janus		Janus
For the five-month period ended March 31, 2010 (unaudited)	Orion		Research		Research		Triton		Twenty		Venture
and the fiscal year ended October 31, 2009	Fund		Core Fund		Fund		Fund		Fund		Fund
(all numbers in thousands)	2010(1)	2009	2010(1)	2009	2010(1)	2009	2010(1)	2009	2010(1)	2009	2010(1)	2009

Operations:
Net investment income/(loss)	$5,555	$3,436	$1,744	$4,207	$8,456	$14,867	$(207)	$169	$(2,247)	$(7,985)	$(1,960)	$(3,689)
Net realized gain/(loss) from investment and foreign currency transactions	447,428	(1,148,994)	6,371	(153,918)	79,276	(648,661)	8,658	(15,104)	100,086	7,848	(3,044)	(156,432)
Net realized gain/(loss) from futures contracts	(4,336)	(75,144)	-	-	-	-	-	-	-	(31,492)	-	-
Net realized gain/(loss) from short sales	(1,617)	(16,120)	-	-	-	-	(522)	561	-	-	553	90
Net realized gain/(loss) from swap contracts	2,586	28,469	-	-	-	2,642	-	-	-	-	-	-
Net realized gain/(loss) from options contracts	4,237	(13,065)	-	12	-	596	-	77	-	831	739	(235)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	123,299	1,902,262	61,752	229,183	353,243	1,180,316	55,376	72,013	991,967	1,724,202	197,129	371,760
Net Increase/(Decrease) in Net Assets Resulting from Operations	577,152	680,844	69,867	79,484	440,975	549,760	63,305	57,716	1,089,806	1,693,404	193,417	211,494
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	-	-	(12)	-	-	-	(23)	-	N/A	N/A	N/A	N/A
Class C Shares	-	-	-	-	-	-	-	-	N/A	N/A	N/A	N/A
Class D Shares	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A
Class I Shares	(13)	-	(10)	-	(50)	-	(14)	-	N/A	N/A	N/A	N/A
Class R Shares	-	-	-	-	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	(24)	-	-	-	(6)	-	N/A	N/A	N/A	N/A
Class T Shares(2)	(1,030)	(24,663)	(1,569)	(8,146)	(7,477)	(20,900)	(548)	(60)	-	-	-	-
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	-	-	-	-	-	-	N/A	N/A	N/A	N/A
Class C Shares	-	-	-	-	-	-	-	-	N/A	N/A	N/A	N/A
Class D Shares	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A
Class I Shares	-	-	-	-	-	-	-	-	N/A	N/A	N/A	N/A
Class R Shares	-	-	-	-	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	-	-	-	-	-	-	N/A	N/A	N/A	N/A
Class T Shares(2)	-	-	-	(18,689)	-	-	-	-	-	-	-	-
Return of Capital
Class T Shares(2)	N/A	(2,380)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,411)	N/A	N/A
Net (Decrease) from Dividends and Distributions	(1,043)	(27,043)	(1,615)	(26,835)	(7,527)	(20,900)	(591)	(60)	-	(1,411)	-	-

134 | MARCH 31, 2010

See footnotes at the end of the Statement.

See Notes to Financial Statements.

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Statements of Changes in Net Assets (continued)

For the five- or six-month period ended March 31, 2010 (unaudited),	Janus		Janus		Janus		Janus					Janus
the two-month fiscal period ended September 30, 2009	Balanced		Contrarian		Enterprise		Forty					Growth and
and the fiscal years ended July 31, 2009 or October 31, 2009	Fund		Fund		Fund		Fund			Janus Fund		Income Fund
(all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010	2009(3)	2009(4)	2010(1)	2009(2)	2010(1)	2009(2)

Capital Share Transactions:
Shares sold
Class A Shares	5,035	2,765	86	91	179	89	8,698	11,395	N/A	N/A	N/A	N/A
Class C Shares	2,601	801	172	96	38	69	3,142	2,774	N/A	N/A	N/A	N/A
Class D Shares	24,845	N/A	1,504	N/A	8,570	N/A	10,602	N/A	17,639	N/A	5,553	N/A
Class I Shares	20,471	8,481	2,863	1,773	41,366	7,266	16,212	3,786	N/A	N/A	N/A	N/A
Class R Shares	760	494	90	38	N/A	N/A	930	407	N/A	N/A	N/A	N/A
Class S Shares	1,873	4,793	1,644	1,362	1	11	3,982	3,011	N/A	N/A	N/A	N/A
Class T Shares(2)	157,592	304,003	8,969	29,864	91,031	220,437	99,980	197,026	197,418	468,313	8,239	19,837
Shares issued in connection with restructuring (Note 9)
Class D Shares	2,003,611	N/A	300,162	N/A	1,672,534	N/A	161,907	N/A	4,996,304	N/A	778,198	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	21,320	N/A	12,273	N/A	N/A	N/A	5,739	N/A	N/A	N/A	N/A
Class C Shares	N/A	7,379	N/A	8,089	N/A	N/A	N/A	3,039	N/A	N/A	N/A	N/A
Class I Shares	N/A	1,203	N/A	1,139	N/A	N/A	N/A	774	N/A	N/A	N/A	N/A
Class R Shares	N/A	543	N/A	1,391	N/A	N/A	N/A	910	N/A	N/A	N/A	N/A
Class S Shares	N/A	6,068	N/A	26,045	N/A	N/A	N/A	815	N/A	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	-	-	12	-	1	N/A	23	-	N/A	N/A	N/A	N/A
Class C Shares	-	-	-	-	-	N/A	-	-	N/A	N/A	N/A	N/A
Class D Shares	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A	-	N/A
Class I Shares	2	-	4	-	26	N/A	6	-	N/A	N/A	N/A	N/A
Class R Shares	-	-	-	-	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	-	-	24	-	-	N/A	6	-	N/A	N/A	N/A	N/A
Class T Shares(2)	1,013	26,546	1,542	26,351	7,368	20,515	543	60	-	1,381	-	-
Shares repurchased
Class A Shares	(2,514)	(4,160)	(1,388)	(1,396)	(3)	-	(2,235)	(4,824)	N/A	N/A	N/A	N/A
Class C Shares	(1,276)	(860)	(703)	(537)	(5)	-	(873)	(321)	N/A	N/A	N/A	N/A
Class D Shares	(41,925)	N/A	(5,143)	N/A	(45,929)	N/A	(4,207)	N/A	(58,625)	N/A	(12,445)	N/A
Class I Shares	(1,556)	(194)	(418)	(233)	(2,079)	(92)	(1,840)	(28)	N/A	N/A	N/A	N/A
Class R Shares	(286)	(139)	(137)	(153)	N/A	N/A	(130)	(114)	N/A	N/A	N/A	N/A
Class S Shares	(2,892)	(510)	(3,779)	(8,558)	(1)	-	(981)	(128)	N/A	N/A	N/A	N/A
Class T Shares(2)	(207,312)	(536,130)	(38,119)	(111,596)	(183,294)	(470,609)	(35,278)	(60,462)	(396,135)	(816,669)	(31,127)	(70,827)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(2)	(2,008,478)	N/A	(302,883)	N/A	(1,681,516)	N/A	(168,656)	N/A	(4,997,782)	N/A	(778,402)	N/A
Net Increase/(Decrease) from Capital Share Transactions	(48,436)	(157,597)	(35,498)	(13,961)	(91,713)	(222,314)	91,831	163,859	(241,181)	(346,975)	(29,984)	(50,990)
Net Increase/Decrease in Net Assets	527,673	496,204	32,754	38,688	341,735	306,546	154,545	221,515	848,625	1,345,018	163,433	160,504
Net Assets:
Beginning of period	3,191,085	2,694,881	595,138	556,450	2,897,067	2,590,521	344,367	122,852	9,016,257	7,671,239	921,384	760,880
End of period	$3,718,758	$3,191,085	$627,892	$595,138	$3,238,802	$2,897,067	$498,912	$344,367	$9,864,882	$9,016,257	$1,084,817	$921,384

Undistributed net investment income/(loss)*	$4,303	$(209)	$1,167	$1,038	$8,458	$7,529	$(706)	$92	$(2,466)	$(219)	$(1,982)	$(22)

*	See Note 5 in Notes to Financial Statements
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Formerly named Class J Shares.

136 | MARCH 31, 2010

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the five-month period ended	Janus Balanced Fund		Janus Contrarian Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.43	$21.31	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.27	(.05)	.02	(.02)
Net gains/(losses) on investments (both realized and unrealized)	1.78	2.28	2.58	1.28
Total from Investment Operations	2.05	2.23	2.60	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.11)	–	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.21)	(.11)	–	–
Net Asset Value, End of Period	$25.27	$23.43	$14.28	$11.68
Total Return**	8.75%	10.43%	22.26%	12.09%
Net Assets, End of Period (in thousands)	$448,355	$314,935	$77,739	$68,166
Average Net Assets for the Period (in thousands)	$386,667	$288,992	$73,459	$76,549
Ratio of Gross Expenses to Average Net Assets***(4)	0.86%	0.89%	1.17%	1.36%
Ratio of Net Expenses to Average Net Assets***(4)	0.86%	0.89%	1.17%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.43%	2.35%	0.34%	(0.36)%
Portfolio Turnover Rate***	71%	158%	92%	80%

Class A Shares

For a share outstanding during the five-month period ended	Janus Enterprise Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.09)	–
Net gains/(losses) on investments (both realized and unrealized)	7.40	5.83
Total from Investment Operations	7.31	5.83
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$49.77	$42.46
Total Return**	17.22%	15.92%
Net Assets, End of Period (in thousands)	$81,222	$74,709
Average Net Assets for the Period (in thousands)	$79,395	$79,792
Ratio of Gross Expenses to Average Net Assets***(4)	1.05%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.05%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.47)%	(0.23)%
Portfolio Turnover Rate***	20%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

138 | MARCH 31, 2010

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the six-month period
ended March 31, 2010 (unaudited), the two-month
fiscal period ended September 30, 2009 and each	Janus Forty Fund
fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$30.52	$29.27	$39.79	$34.52	$28.44	$27.41	$22.32
Income from Investment Operations:
Net investment income/(loss)	.02	.01	.03	.03	.04	.06	.02
Net gains/(losses) on investments (both realized and unrealized)	2.56	1.24	(9.30)	5.32	7.11	.97	5.07
Total from Investment Operations	2.58	1.25	(9.27)	5.35	7.15	1.03	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.07)	(.03)	–	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.08)	(1.07)	–	–
Net Asset Value, End of Period	$33.10	$30.52	$29.27	$39.79	$34.52	$28.44	$27.41
Total Return**	8.45%	4.27%	(22.29)%	15.49%	25.58%	3.76%	22.80%
Net Assets, End of Period (in thousands)	$1,017,410	$1,440,986	$1,328,541	$1,639,379	$654,807	$285,721	$30,042
Average Net Assets for the Period (in thousands)	$977,287	$1,373,788	$1,060,695	$1,152,690	$377,917	$216,262	$7,814
Ratio of Gross Expenses to Average Net Assets***(4)	0.99%	0.97%	0.93%	0.92%	0.95%(5)	0.93%(5)	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.99%	0.97%	0.93%	0.92%	0.94%(5)	0.93%(5)	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	(0.61)%	(0.11)%(6)	(0.02)%(6)	0.33%	0.39%	0.13%
Portfolio Turnover Rate***	44%	22%	53%	40%	22%	55%	45%

Class A Shares

			Janus
			Growth and Income
For a share outstanding during the five-month period ended	Janus Fund		Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$23.96	$20.86	$26.47	$23.24
Income from Investment Operations:
Net investment income/(loss)	.03	.01	.08	.03
Net gains/(losses) on investments (both realized and unrealized)	3.14	3.09	3.03	3.23
Total from Investment Operations	3.17	3.10	3.11	3.26
Less Distributions:
Dividends (from net investment income)*	(.03)	–	(.07)	(.03)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.03)	–	(.07)	(.03)
Net Asset Value, End of Period	$27.10	$23.96	$29.51	$26.47
Total Return**	13.24%	14.86%	11.76%	14.02%
Net Assets, End of Period (in thousands)	$147,492	$4,237	$18,902	$19,157
Average Net Assets for the Period (in thousands)	$61,363	$5,256	$19,202	$19,612
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%	1.04%	1.00%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.96%	1.03%	1.00%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.09%	0.69%	0.31%
Portfolio Turnover Rate***	41%	60%	45%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.92% and 0.92%, respectively, in 2007 and 0.92% and 0.92%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.12% in 2008. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

139 | MARCH 31, 2010

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the five-month period ended	Janus Orion Fund		Janus Research Core Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.03	$7.59	$17.94	$15.44
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)	.06	.04
Net gains/(losses) on investments (both realized and unrealized)	1.63	1.45	2.08	2.46
Total from Investment Operations	1.64	1.44	2.14	2.50
Less Distributions:
Dividends (from net investment income)*	–	–	(.04)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.04)	–
Net Asset Value, End of Period	$10.67	$9.03	$20.04	$17.94
Total Return**	18.16%	18.97%	11.94%	16.19%
Net Assets, End of Period (in thousands)	$30,792	$23,859	$5,472	$6,107
Average Net Assets for the Period (in thousands)	$27,322	$24,760	$5,832	$6,725
Ratio of Gross Expenses to Average Net Assets***(3)	1.13%(4)	1.18%(4)	0.94%	0.95%
Ratio of Net Expenses to Average Net Assets***(3)	1.13%(4)	1.16%(4)	0.94%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.19%	(0.36)%	0.61%	0.57%
Portfolio Turnover Rate***	125%	125%	30%	58%

Class A Shares

For a share outstanding during the five-month period ended	Janus Research Fund		Janus Triton Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.49	$19.41	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	.07	.02	(.01)	.03
Net gains/(losses) on investments (both realized and unrealized)	3.40	3.06	1.99	1.31
Total from Investment Operations	3.47	3.08	1.98	1.34
Less Distributions:
Dividends (from net investment income)*	(.08)	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.08)	–	(.02)	–
Net Asset Value, End of Period	$25.88	$22.49	$13.56	$11.60
Total Return**	15.43%	15.87%	17.06%	13.06%
Net Assets, End of Period (in thousands)	$288	$88	$22,754	$13,610
Average Net Assets for the Period (in thousands)	$179	$24	$17,817	$11,470
Ratio of Gross Expenses to Average Net Assets***(3)	1.10%	1.24%	1.07%(4)	1.34%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.10%	1.17%	1.07%(4)	1.33%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%	0.02%	(0.19)%	0.99%
Portfolio Turnover Rate***	72%	83%	34%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.12% and 1.12%, respectively, in 2010 and 1.16% and 1.14%, respectively, in 2009 for Janus Orion Fund and 1.07% and 1.07%, respectively, in 2010 and 1.34% and 1.33%, respectively, in 2009 for Janus Triton Fund without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

140 | MARCH 31, 2010

Class C Shares

For a share outstanding during the five-month period ended	Janus Balanced Fund		Janus Contrarian Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.40	$21.31	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	.19	(.09)	(.03)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	1.78	2.25	2.58	1.28
Total from Investment Operations	1.97	2.16	2.55	1.23
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.07)	–	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.10)	(.07)	–	–
Net Asset Value, End of Period	$25.27	$23.40	$14.20	$11.65
Total Return**	8.41%	10.13%	21.89%	11.80%
Net Assets, End of Period (in thousands)	$354,794	$248,071	$70,499	$64,036
Average Net Assets for the Period (in thousands)	$297,673	$208,912	$67,850	$67,507
Ratio of Gross Expenses to Average Net Assets***(4)	1.62%	1.70%	1.93%	2.11%
Ratio of Net Expenses to Average Net Assets***(4)	1.62%	1.69%	1.93%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	1.54%	(0.43)%	(1.12)%
Portfolio Turnover Rate***	71%	158%	92%	80%

Class C Shares

For a share outstanding during the five-month period ended	Janus Enterprise Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.36	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.26)	(.10)
Net gains/(losses) on investments (both realized and unrealized)	7.37	5.83
Total from Investment Operations	7.11	5.73
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$49.47	$42.36
Total Return**	16.78%	15.64%
Net Assets, End of Period (in thousands)	$24,473	$21,706
Average Net Assets for the Period (in thousands)	$23,196	$21,146
Ratio of Gross Expenses to Average Net Assets***(4)	1.92%	1.96%
Ratio of Net Expenses to Average Net Assets***(4)	1.92%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.34)%	(0.98)%
Portfolio Turnover Rate***	20%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period
ended March 31, 2010 (unaudited), the two-month
fiscal period ended September 30, 2009 and each	Janus Forty Fund
fiscal year ended July 31	2010	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$29.44	$28.27	$38.78	$33.83	$28.07	$27.25	$21.21
Income from Investment Operations:
Net investment income/(loss)	(.13)	(.01)	(.10)	(.01)	.04	.06	(.06)
Net gains/(losses) on investments (both realized and unrealized)	2.50	1.18	(9.16)	4.97	6.76	.76	6.10
Total from Investment Operations	2.37	1.17	(9.26)	4.96	6.80	.82	6.04
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	N/A	–(2)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.01)	(1.04)	–	–
Net Asset Value, End of Period	$31.81	$29.44	$28.27	$38.78	$33.83	$28.07	$27.25
Total Return**	8.05%	4.14%	(22.87)%	14.65%	24.62%	3.01%	28.48%
Net Assets, End of Period (in thousands)	$672,803	$542,666	$488,278	$537,822	$139,470	$51,976	$24,766
Average Net Assets for the Period (in thousands)	$596,346	$512,462	$386,072	$320,123	$81,438	$39,687	$18,839
Ratio of Gross Expenses to Average Net Assets***(3)	1.78%	1.75%	1.68%	1.67%	1.70%(4)	1.68%(4)	1.67%
Ratio of Net Expenses to Average Net Assets***(3)	1.78%	1.75%	1.68%	1.67%	1.70%(4)	1.68%(4)	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.17)%	(1.40)%	(0.87)%(5)	(0.80)%(5)	(0.42)%	(0.40)%	(0.72)%
Portfolio Turnover Rate***	44%	22%	53%	40%	22%	55%	45%

Class C Shares

			Janus
			Growth and Income
For a share outstanding during the five-month period ended	Janus Fund		Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(6)	2009(7)	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$23.90	$20.86	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.07)	(.05)	–	(.03)
Net gains/(losses) on investments (both realized and unrealized)	3.14	3.09	3.02	3.21
Total from Investment Operations	3.07	3.04	3.02	3.18
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$26.97	$23.90	$29.44	$26.42
Total Return**	12.85%	14.57%	11.43%	13.68%
Net Assets, End of Period (in thousands)	$6,423	$5,443	$5,398	$4,760
Average Net Assets for the Period (in thousands)	$6,197	$5,221	$5,133	$4,673
Ratio of Gross Expenses to Average Net Assets***(3)	1.77%	1.79%	1.75%	1.74%
Ratio of Net Expenses to Average Net Assets***(3)	1.77%	1.78%	1.75%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.64)%	(0.69)%	(0.04)%	(0.43)%
Portfolio Turnover Rate***	41%	60%	45%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Return of Capital aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal years 2007 and 2006, the ratios would have been 1.67% and 1.67%, respectively, in 2007, and 1.67% and 1.67%, respectively, in 2006, without the inclusion of dividends on short positions.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

142 | MARCH 31, 2010

Class C Shares

For a share outstanding during the five-month period ended	Janus Orion Fund		Janus Research Core Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.01	$7.59	$17.88	$15.44
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.03)	(.01)	(.01)
Net gains/(losses) on investments (both realized and unrealized)	1.62	1.45	2.09	2.45
Total from Investment Operations	1.60	1.42	2.08	2.44
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$10.61	$9.01	$19.96	$17.88
Total Return**	17.76%	18.71%	11.63%	15.80%
Net Assets, End of Period (in thousands)	$12,662	$9,611	$8,654	$8,251
Average Net Assets for the Period (in thousands)	$10,805	$9,297	$8,566	$8,280
Ratio of Gross Expenses to Average Net Assets***(3)	1.94%(4)	1.95%(4)	1.69%	1.70%
Ratio of Net Expenses to Average Net Assets***(3)	1.94%(4)	1.93%(4)	1.69%	1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.60)%	(1.14)%	(0.12)%	(0.19)%
Portfolio Turnover Rate***	125%	125%	30%	58%

Class C Shares

For a share outstanding during the five-month period ended	Janus Research Fund		Janus Triton Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.44	$19.41	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01	(.04)	–
Net gains/(losses) on investments (both realized and unrealized)	3.39	3.02	1.98	1.34
Total from Investment Operations	3.38	3.03	1.94	1.34
Less Distributions:
Dividends (from net investment income)*	(.06)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.06)	–	–	–
Net Asset Value, End of Period	$25.76	$22.44	$13.54	$11.60
Total Return**	15.07%	15.61%	16.72%	13.06%
Net Assets, End of Period (in thousands)	$115	$69	$9,375	$6,018
Average Net Assets for the Period (in thousands)	$101	$25	$7,283	$4,585
Ratio of Gross Expenses to Average Net Assets***(3)	1.85%	1.94%	1.79%(4)	2.09%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.85%	1.89%	1.79%(4)	2.07%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	(0.47)%	(0.88)%	(0.02)%
Portfolio Turnover Rate***	72%	83%	34%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.93% and 1.93%, respectively, in 2010 and 1.93% and 1.91%, respectively, in 2009 for Janus Orion Fund and 1.79% and 1.79%, respectively, in 2010 and 2.09% and 2.07%, respectively, in 2009 for Janus Triton Fund without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class D Shares

	Janus Balanced	Janus Contrarian
For a share outstanding during the period	Fund	Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$24.09	$12.96
Income from Investment Operations:
Net investment income/(loss)	.10	.04
Net gains/(losses) on investments (both realized and unrealized)	1.19	1.30
Total from Investment Operations	1.29	1.34
Less Distributions:
Dividends (from net investment income)*	(.12)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.12)	–
Net Asset Value, End of Period	$25.26	$14.30
Total Return**	5.36%	10.34%
Net Assets, End of Period (in thousands)	$987,532	$2,270,944
Average Net Assets for the Period (in thousands)	$968,928	$2,183,262
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.80%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.31%	2.32%
Portfolio Turnover Rate***	71%	92%

Class D Shares

	Janus Enterprise	Janus
For a share outstanding during the period	Fund	Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$45.90	$25.24
Income from Investment Operations:
Net investment income/(loss)	(.02)	.03
Net gains/(losses) on investments (both realized and unrealized)	3.95	1.84
Total from Investment Operations	3.93	1.87
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$49.83	$27.11
Total Return**	8.56%	7.41%
Net Assets, End of Period (in thousands)	$808,073	$4,938,417
Average Net Assets for the Period (in thousands)	$792,416	$4,849,384
Ratio of Gross Expenses to Average Net Assets***(2)	0.83%	0.81%
Ratio of Net Expenses to Average Net Assets***(2)	0.83%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.37)%	1.09%
Portfolio Turnover Rate***	20%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through March 31, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.

144 | MARCH 31, 2010

Class D Shares

	Janus Growth and	Janus Orion
For a share outstanding during the period	Income Fund	Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$27.37	$9.82
Income from Investment Operations:
Net investment income/(loss)	.07	.02
Net gains/(losses) on investments (both realized and unrealized)	2.11	.84
Total from Investment Operations	2.18	.86
Less Distributions:
Dividends (from net investment income)*	(.05)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$29.50	$10.68
Total Return**	7.97%	8.76%
Net Assets, End of Period (in thousands)	$1,911,305	$2,160,458
Average Net Assets for the Period (in thousands)	$1,873,492	$2,104,847
Ratio of Gross Expenses to Average Net Assets***(2)	0.80%	0.87%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.80%	0.86%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.08%	1.35%
Portfolio Turnover Rate***	45%	125%

Class D Shares

	Janus Research	Janus Research
For a share outstanding during the period	Core Fund	Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$18.53	$23.74
Income from Investment Operations:
Net investment income/(loss)	.04	.06
Net gains/(losses) on investments (both realized and unrealized)	1.43	2.10
Total from Investment Operations	1.47	2.16
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.00	$25.90
Total Return**	7.93%	9.10%
Net Assets, End of Period (in thousands)	$320,269	$1,785,367
Average Net Assets for the Period (in thousands)	$314,344	$1,734,425
Ratio of Gross Expenses to Average Net Assets***(2)	0.81%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.81%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	1.92%
Portfolio Turnover Rate***	30%	72%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through March 31, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.85% and 0.84%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class D Shares

	Janus Triton	Janus Twenty
For a share outstanding during the period	Fund	Fund
ended March 31, 2010 (unaudited)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$12.38	$59.05
Income from Investment Operations:
Net investment income/(loss)	(.01)	.07
Net gains/(losses) on investments (both realized and unrealized)	1.19	4.85
Total from Investment Operations	1.18	4.92
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$13.56	$63.97
Total Return**	9.53%	8.33%
Net Assets, End of Period (in thousands)	$183,828	$5,371,421
Average Net Assets for the Period (in thousands)	$174,846	$5,257,779
Ratio of Gross Expenses to Average Net Assets***(2)	0.90%	0.79%
Ratio of Net Expenses to Average Net Assets***(2)	0.89%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%	0.95%
Portfolio Turnover Rate***	34%	46%

Class D Shares

Janus Venture
For a share outstanding during the period	Fund
ended March 31, 2010 (unaudited)	2010(1)

Net Asset Value, Beginning of Period	$41.61
Income from Investment Operations:
Net investment income/(loss)	(.03)
Net gains/(losses) on investments (both realized and unrealized)	5.33
Total from Investment Operations	5.30
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$46.91
Total Return**	12.74%
Net Assets, End of Period (in thousands)	$870,025
Average Net Assets for the Period (in thousands)	$841,367
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.87%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.46)%
Portfolio Turnover Rate***	28%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through March 31, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.84% and 0.84%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

146 | MARCH 31, 2010

Class I Shares

For a share outstanding during the five-month period ended	Janus Balanced Fund		Janus Contrarian Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.43	$21.31	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	.28	.04	.05	–
Net gains/(losses) on investments (both realized and unrealized)	1.79	2.20	2.57	1.28
Total from Investment Operations	2.07	2.24	2.62	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	(.12)	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.25)	(.12)	(.02)	–
Net Asset Value, End of Period	$25.25	$23.43	$14.30	$11.70
Total Return**	8.84%	10.50%	22.38%	12.28%
Net Assets, End of Period (in thousands)	$199,716	$104,063	$104,325	$57,734
Average Net Assets for the Period (in thousands)	$153,903	$56,942	$72,953	$27,329
Ratio of Gross Expenses to Average Net Assets***(4)	0.60%	0.63%	0.76%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	0.60%	0.62%	0.76%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.72%	2.57%	0.95%	(0.13)%
Portfolio Turnover Rate***	71%	158%	92%	80%

Class I Shares

For a share outstanding during the five-month period ended	Janus Enterprise Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.51	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.03)	.05
Net gains/(losses) on investments (both realized and unrealized)	7.41	5.83
Total from Investment Operations	7.38	5.88
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$49.89	$42.51
Total Return**	17.36%	16.05%
Net Assets, End of Period (in thousands)	$525,041	$416,272
Average Net Assets for the Period (in thousands)	$473,413	$395,409
Ratio of Gross Expenses to Average Net Assets***(4)	0.74%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.73%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	0.16%
Portfolio Turnover Rate***	20%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

Janus Growth & Core Funds | 147

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period
ended March 31, 2010 (unaudited), the two-month
fiscal period ended September 30, 2009 and each	Janus Forty Fund
fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007	2006(2)(3)

Net Asset Value, Beginning of Period	$30.61	$29.34	$39.79	$34.48	$28.40	$28.80
Income from Investment Operations:
Net investment income/(loss)	(.10)	.02	.09	.12	.07	.09
Net gains/(losses) on investments (both realized and unrealized)	2.74	1.25	(9.29)	5.35	7.15	(.49)
Total from Investment Operations	2.64	1.27	(9.20)	5.47	7.22	(.40)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.15)	(.10)	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–
Return of Capital	N/A	N/A	–(4)	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.16)	(1.14)	–
Net Asset Value, End of Period	$33.25	$30.61	$29.34	$39.79	$34.48	$28.40
Total Return**	8.62%	4.33%	(22.11)%	15.84%	25.86%	(1.39)%
Net Assets, End of Period (in thousands)	$1,723,096	$771,852	$688,074	$783,030	$97,395	$8,532
Average Net Assets for the Period (in thousands)	$1,457,674	$723,953	$512,019	$364,025	$39,961	$5,846
Ratio of Gross Expenses to Average Net Assets***(5)	0.72%	0.67%	0.67%	0.65%	0.68%(6)	0.69%(6)
Ratio of Net Expenses to Average Net Assets***(5)	0.72%	0.67%	0.67%	0.65%	0.68%(6)	0.69%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.22)%	(0.31)%	0.15%(7)	0.22%(7)	0.60%	0.72%
Portfolio Turnover Rate***	44%	22%	53%	40%	22%	55%

Class I Shares

			Janus
			Growth and Income
For a share outstanding during the five-month period ended	Janus Fund		Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(8)	2009(9)	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$23.96	$20.86	$26.48	$23.24
Income from Investment Operations:
Net investment income/(loss)	.04	.02	.14	.04
Net gains/(losses) on investments (both realized and unrealized)	3.16	3.08	3.01	3.24
Total from Investment Operations	3.20	3.10	3.15	3.28
Less Distributions:
Dividends (from net investment income)*	(.03)	–	(.14)	(.04)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.03)	–	(.14)	(.04)
Net Asset Value, End of Period	$27.13	$23.96	$29.49	$26.48
Total Return**	13.37%	14.86%	11.90%	14.12%
Net Assets, End of Period (in thousands)	$127,281	$25,857	$59,282	$6,761
Average Net Assets for the Period (in thousands)	$52,102	$18,996	$32,742	$2,059
Ratio of Gross Expenses to Average Net Assets***(5)	0.70%	0.73%	0.70%	0.72%
Ratio of Net Expenses to Average Net Assets***(5)	0.70%	0.71%	0.70%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.82%	0.31%	1.41%	0.42%
Portfolio Turnover Rate***	41%	60%	45%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Return of Capital aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.66% and 0.66%, respectively, for the fiscal year ended July 31, 2007, and 0.68% and 0.68%, respectively, for the fiscal year ended July 31, 2006, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the year ended July 31, 2009 and 0.14% in the year ended July 31, 2008 for Class I Shares. The adjustment had no impact on total net assets or total return of the class.
(8)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.

148 | MARCH 31, 2010

Class I Shares

For a share outstanding during the five-month period ended	Janus Orion Fund		Janus Research Core Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.04	$7.59	$17.91	$15.44
Income from Investment Operations:
Net investment income/(loss)	.03	–	.08	.01
Net gains/(losses) on investments (both realized and unrealized)	1.63	1.45	2.08	2.46
Total from Investment Operations	1.66	1.45	2.16	2.47
Less Distributions:
Dividends (from net investment income)*	(.01)	–	(.07)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.01)	–	(.07)	–
Net Asset Value, End of Period	$10.69	$9.04	$20.00	$17.91
Total Return**	18.41%	19.10%	12.09%	16.00%
Net Assets, End of Period (in thousands)	$31,208	$9,121	$5,369	$2,437
Average Net Assets for the Period (in thousands)	$15,334	$2,354	$3,354	$1,092
Ratio of Gross Expenses to Average Net Assets***(3)	0.78%(4)	0.74%(4)	0.69%	0.69%
Ratio of Net Expenses to Average Net Assets***(3)	0.78%(4)	0.66%(4)	0.69%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	(0.31)%	1.07%	0.58%
Portfolio Turnover Rate***	125%	125%	30%	58%

Class I Shares

For a share outstanding during the five-month period ended	Janus Research Fund		Janus Triton Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.50	$19.41	$11.63	$10.26
Income from Investment Operations:
Net investment income/(loss)	.12	–	.02	.01
Net gains/(losses) on investments (both realized and unrealized)	3.37	3.09	1.98	1.36
Total from Investment Operations	3.49	3.09	2.00	1.37
Less Distributions:
Dividends (from net investment income)*	(.08)	–	(.04)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.08)	–	(.04)	–
Net Asset Value, End of Period	$25.91	$22.50	$13.59	$11.63
Total Return**	15.53%	15.92%	17.21%	13.35%
Net Assets, End of Period (in thousands)	$50,777	$6,821	$20,137	$4,377
Average Net Assets for the Period (in thousands)	$22,873	$794	$6,986	$1,277
Ratio of Gross Expenses to Average Net Assets***(3)	0.83%	1.02%	0.82%(4)	1.01%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.82%	0.85%	0.81%(4)	0.97%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.37%	(0.57)%	(0.10)%	0.73%
Portfolio Turnover Rate***	72%	83%	34%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.77% and 0.76%, respectively, for the period ended March 31, 2010 and 0.73% and 0.65%, respectively, for the fiscal period ended October 31, 2009 for Janus Orion Fund and 0.82% and 0.81%, respectively, for the period ended March 31, 2010 and 1.01% and 0.97%, respectively, for the fiscal period ended October 31, 2009 for Janus Triton Fund without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Growth & Core Funds | 149

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the five-month period ended	Janus Balanced Fund		Janus Contrarian Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.41	$21.31	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	.23	(.06)	–	(.03)
Net gains/(losses) on investments (both realized and unrealized)	1.77	2.24	2.58	1.28
Total from Investment Operations	2.00	2.18	2.58	1.25
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.08)	–	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.15)	(.08)	–	–
Net Asset Value, End of Period	$25.26	$23.41	$14.25	$11.67
Total Return**	8.53%	10.25%	22.11%	12.00%
Net Assets, End of Period (in thousands)	$83,895	$49,678	$3,107	$2,549
Average Net Assets for the Period (in thousands)	$65,036	$39,380	$2,834	$2,682
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.35%	1.48%	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%	1.34%	1.48%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.97%	1.88%	0.05%	(0.68)%
Portfolio Turnover Rate***	71%	158%	92%	80%

Class R Shares

For a share outstanding during the five-month period ended	Janus Enterprise Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.41	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.17)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	7.38	5.83
Total from Investment Operations	7.21	5.78
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$49.62	$42.41
Total Return**	17.00%	15.78%
Net Assets, End of Period (in thousands)	$51,333	$43,798
Average Net Assets for the Period (in thousands)	$47,533	$41,524
Ratio of Gross Expenses to Average Net Assets***(4)	1.48%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.48%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.90)%	(0.58)%
Portfolio Turnover Rate***	20%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.

150 | MARCH 31, 2010

Class R Shares

For a share outstanding during the six-month period
ended March 31, 2010 (unaudited), the two-month
fiscal period ended September 30, 2009 and each	Janus Forty Fund
fiscal year or period ended July 31	2010	2009(1)	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$29.76	$28.56	$39.07	$33.99	$28.18	$27.28	$22.32
Income from Investment Operations:
Net investment income/(loss)	(.08)	–	(.02)	(.02)	–	.05	(.05)
Net gains/(losses) on investments (both realized and unrealized)	2.53	1.20	(9.24)	5.11	6.90	.85	5.01
Total from Investment Operations	2.45	1.20	(9.26)	5.09	6.90	.90	4.96
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.05)	–	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.01)	(1.09)	–	–
Net Asset Value, End of Period	$32.21	$29.76	$28.56	$39.07	$33.99	$28.18	$27.28
Total Return**	8.23%	4.20%	(22.69)%	14.96%	24.92%	3.30%	22.22%
Net Assets, End of Period (in thousands)	$222,503	$159,146	$144,400	$101,590	$21,923	$6,849	$12
Average Net Assets for the Period (in thousands)	$183,768	$151,006	$98,570	$53,811	$12,731	$2,130	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.43%	1.41%	1.41%	1.40%	1.43%(5)	1.45%(5)	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.43%	1.41%	1.41%	1.39%	1.43%(5)	1.44%(5)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.78)%	(1.05)%	(0.58)%(6)	(0.53)%(6)	(0.15)%	0.05%	(0.51)%
Portfolio Turnover Rate***	44%	22%	53%	40%	22%	55%	45%

Class R Shares

			Janus
			Growth and Income
For a share outstanding during the five-month period ended	Janus Fund		Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(7)	2009(8)	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$23.91	$20.86	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.02)	.03	(.01)
Net gains/(losses) on investments (both realized and unrealized)	3.12	3.07	3.03	3.23
Total from Investment Operations	3.11	3.05	3.06	3.22
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	(.01)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.02)	(.01)
Net Asset Value, End of Period	$27.02	$23.91	$29.49	$26.45
Total Return**	13.01%	14.62%	11.56%	13.83%
Net Assets, End of Period (in thousands)	$1,221	$781	$2,181	$1,789
Average Net Assets for the Period (in thousands)	$927	$776	$2,021	$1,853
Ratio of Gross Expenses to Average Net Assets***(4)	1.44%	1.45%	1.44%	1.45%
Ratio of Net Expenses to Average Net Assets***(4)	1.44%	1.44%	1.44%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.22)%	(0.34)%	0.28%	(0.14)%
Portfolio Turnover Rate***	41%	60%	45%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.40% and 1.40%, respectively, in 2007, and 1.42% and 1.42%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the year ended July 31, 2009 and 0.15% in the year ended July 31, 2008 for Class R Shares. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.

Janus Growth & Core Funds | 151

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the five-month period ended	Janus Orion Fund		Janus Research Core Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.02	$7.59	$17.90	$15.44
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	.01	–
Net gains/(losses) on investments (both realized and unrealized)	1.62	1.44	2.08	2.46
Total from Investment Operations	1.62	1.43	2.09	2.46
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$10.64	$9.02	$19.99	$17.90
Total Return**	17.96%	18.84%	11.68%	15.93%
Net Assets, End of Period (in thousands)	$2,380	$1,597	$1,402	$1,298
Average Net Assets for the Period (in thousands)	$1,862	$1,374	$1,364	$1,361
Ratio of Gross Expenses to Average Net Assets***(3)	1.49%(4)	1.49%(4)	1.44%	1.45%
Ratio of Net Expenses to Average Net Assets***(3)	1.49%(4)	1.47%(4)	1.44%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.12)%	(0.71)%	0.13%	0.07%
Portfolio Turnover Rate***	125%	125%	30%	58%

Class R Shares

For a share outstanding during the five-month period ended	Janus Triton Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.03)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.99	1.37
Total from Investment Operations	1.96	1.38
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$13.60	$11.64
Total Return**	16.84%	13.45%
Net Assets, End of Period (in thousands)	$2,190	$1,167
Average Net Assets for the Period (in thousands)	$1,429	$983
Ratio of Gross Expenses to Average Net Assets***(3)	1.56%(4)	1.81%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.56%(4)	1.80%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.67)%	0.21%
Portfolio Turnover Rate***	34%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.48% and 1.48%, respectively, for the period ended March 31, 2010 and 1.48% and 1.45%, respectively, for the fiscal period ended October 31, 2009 for Janus Orion Fund and 1.56% and 1.56%, respectively, for the period ended March 31, 2010 and 1.81% and 1.80%, respectively, for the fiscal period ended October 31, 2009 for Janus Triton Fund without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

152 | MARCH 31, 2010

Class S Shares

For a share outstanding during the five-month period ended	Janus Balanced Fund		Janus Contrarian Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.42	$21.31	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.23	(.06)	.02	(.02)
Net gains/(losses) on investments (both realized and unrealized)	1.80	2.26	2.58	1.28
Total from Investment Operations	2.03	2.20	2.60	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.09)	–	–
Distributions (from capital gains)*	–	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A
Total Distributions and Other	(.17)	(.09)	–	–
Net Asset Value, End of Period	$25.28	$23.42	$14.28	$11.68
Total Return**	8.67%	10.33%	22.26%	12.09%
Net Assets, End of Period (in thousands)	$617,392	$502,602	$8,675	$4,493
Average Net Assets for the Period (in thousands)	$565,634	$480,565	$6,844	$4,551
Ratio of Gross Expenses to Average Net Assets***(4)	1.08%	1.10%	1.23%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.08%	1.09%	1.23%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.19%	2.15%	0.37%	(0.46)%
Portfolio Turnover Rate***	71%	158%	92%	80%

Class S Shares

For a share outstanding during the five-month period ended	Janus Enterprise Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.13)	(.02)
Net gains/(losses) on investments (both realized and unrealized)	7.39	5.84
Total from Investment Operations	7.26	5.82
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$49.71	$42.45
Total Return**	17.10%	15.89%
Net Assets, End of Period (in thousands)	$228,393	$218,354
Average Net Assets for the Period (in thousands)	$221,417	$215,750
Ratio of Gross Expenses to Average Net Assets***(4)	1.23%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.23%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.64)%	(0.34)%
Portfolio Turnover Rate***	20%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.

Janus Growth & Core Funds | 153

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month
period ended March 31, 2010 (unaudited),
the two-month fiscal period ended
September 30, 2009 and each fiscal	Janus Forty Fund
year ended July 31	2010	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$30.17	$28.94	$39.47	$34.27	$28.30	$27.34	$21.17
Income from Investment Operations:
Net investment income/(loss)	(.08)	–	(.01)	(.01)	.03	.02	–
Net gains/(losses) on investments (both realized and unrealized)	2.61	1.23	(9.27)	5.24	7.00	.94	6.17
Total from Investment Operations	2.53	1.23	(9.28)	5.23	7.03	.96	6.17
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.02)	(.02)	–	–
Distributions (from capital gains)*	–	–	(1.25)	(.01)	(1.04)	–	–
Return of Capital	N/A	N/A	–(2)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	–	(1.25)	(.03)	(1.06)	–	–
Net Asset Value, End of Period	$32.70	$30.17	$28.94	$39.47	$34.27	$28.30	$27.34
Total Return**	8.39%	4.25%	(22.51)%	15.24%	25.27%	3.51%	29.15%
Net Assets, End of Period (in thousands)	$3,180,540	$2,878,790	$2,821,241	$3,910,499	$2,671,702	$1,440,502	$1,085,499
Average Net Assets for the Period (in thousands)	$2,974,066	$2,835,097	$2,383,060	$3,535,839	$1,966,832	$1,326,557	$1,079,025
Ratio of Gross Expenses to Average Net Assets***(3)	1.17%	1.16%	1.15%	1.14%	1.18%(4)	1.18%(4)	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	1.17%	1.16%	1.15%	1.14%	1.18%(4)	1.18%(4)	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.55)%	(0.80)%	(0.34)%(5)	(0.21)%(5)	0.09%	0.08%	(0.22)%
Portfolio Turnover Rate***	44%	22%	53%	40%	22%	55%	45%

Class S Shares

			Janus
			Growth and Income
For a share outstanding during the five-month period ended	Janus Fund		Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(6)	2009(7)	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$23.95	$20.86	$26.46	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	.06	.01
Net gains/(losses) on investments (both realized and unrealized)	3.15	3.09	3.03	3.23
Total from Investment Operations	3.14	3.09	3.09	3.24
Less Distributions:
Dividends (from net investment income)*	–	–	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.04)	(.02)
Net Asset Value, End of Period	$27.09	$23.95	$29.51	$26.46
Total Return**	13.11%	14.81%	11.66%	13.94%
Net Assets, End of Period (in thousands)	$83,553	$84,350	$67,867	$66,211
Average Net Assets for the Period (in thousands)	$84,613	$85,637	$68,352	$66,895
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%	1.20%	1.19%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.19%	1.19%	1.19%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	(0.08)%	0.50%	0.10%
Portfolio Turnover Rate***	41%	60%	45%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.15% and 1.15%, respectively, in 2007, and 1.17% and 1.17%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the year ended July 31, 2009 and 0.10% in the year ended July 31, 2008 for Class S Shares. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

154 | MARCH 31, 2010

Class S Shares

For a share outstanding during the five-month period ended	Janus Orion Fund		Janus Research Core Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.03	$7.59	$17.92	$15.44
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	.03	.02
Net gains/(losses) on investments (both realized and unrealized)	1.63	1.45	2.09	2.46
Total from Investment Operations	1.63	1.44	2.12	2.48
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.02)	–
Net Asset Value, End of Period	$10.66	$9.03	$20.02	$17.92
Total Return**	18.05%	18.97%	11.83%	16.06%
Net Assets, End of Period (in thousands)	$14,583	$13,346	$23,232	$22,749
Average Net Assets for the Period (in thousands)	$14,104	$10,379	$23,267	$24,710
Ratio of Gross Expenses to Average Net Assets***(3)	1.24%(4)	1.24%(4)	1.19%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.24%(4)	1.21%(4)	1.19%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	(0.46)%	0.38%	0.30%
Portfolio Turnover Rate***	125%	125%	30%	58%

Class S Shares

For a share outstanding during the five-month period ended	Janus Research Fund		Janus Triton Fund
March 31, 2010 (unaudited) and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.46	$19.41	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	.03	–	(.02)	.01
Net gains/(losses) on investments (both realized and unrealized)	3.41	3.05	1.99	1.33
Total from Investment Operations	3.44	3.05	1.97	1.34
Less Distributions:
Dividends (from net investment income)*	(.08)	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.08)	–	(.02)	–
Net Asset Value, End of Period	$25.82	$22.46	$13.55	$11.60
Total Return**	15.32%	15.71%	16.96%	13.06%
Net Assets, End of Period (in thousands)	$13	$11	$7,643	$3,845
Average Net Assets for the Period (in thousands)	$12	$1	$5,373	$2,245
Ratio of Gross Expenses to Average Net Assets***(3)	1.34%	1.66%	1.31%(4)	1.59%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.34%	1.47%	1.31%(4)	1.57%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	(0.24)%	(0.45)%	0.70%
Portfolio Turnover Rate***	72%	83%	34%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.23% and 1.23%, respectively, for the period ended March 31, 2010 and 1.22% and 1.19%, respectively, for the fiscal period ended October 31, 2009 for Janus Orion Fund and 1.31% and 1.31%, respectively, for the period ended March 31, 2010 and 1.59% and 1.57%, respectively, for the fiscal period ended October 31, 2009 for Janus Triton Fund without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

Janus Growth & Core Funds | 155

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Balanced Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$23.42	$20.58	$27.00	$24.07	$21.62	$20.33
Income from Investment Operations:
Net investment income/(loss)	.28	.36	.59	.59	.43	.42
Net gains/(losses) on investments (both realized and unrealized)	1.77	3.80	(5.58)	2.91	2.45	1.28
Total from Investment Operations	2.05	4.16	(4.99)	3.50	2.88	1.70
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.74)	(.59)	(.57)	(.43)	(.41)
Distributions (from capital gains)*	–	(.58)	(.84)	–	–	–
Return of Capital	N/A	–(3)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.21)	(1.32)	(1.43)	(.57)	(.43)	(.41)
Net Asset Value, End of Period	$25.26	$23.42	$20.58	$27.00	$24.07	$21.62
Total Return**	8.78%	21.56%	(19.34)%	14.73%	13.41%	8.43%
Net Assets, End of Period (in thousands)	$2,980,895	$3,438,753	$2,361,537	$2,786,455	$2,478,237	$2,507,307
Average Net Assets for the Period (in thousands)	$3,438,997	$2,749,762	$2,733,572	$2,593,935	$2,499,295	$2,720,829
Ratio of Gross Expenses to Average Net Assets***(4)	0.81%	0.82%	0.79%	0.79%	0.82%	0.80%
Ratio of Net Expenses to Average Net Assets***(4)	0.81%	0.82%	0.79%	0.79%	0.81%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.39%	2.72%	2.42%	2.34%	1.85%	1.93%
Portfolio Turnover Rate***	71%	158%	109%	60%	50%	47%

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Contrarian Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$11.69	$10.90	$21.19	$17.44	$14.20	$11.74
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	.07	.06	.21	.05
Net gains/(losses) on investments (both realized and unrealized)	2.63	1.22	(9.40)	5.71	3.25	2.44
Total from Investment Operations	2.62	1.22	(9.33)	5.77	3.46	2.49
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.05)	(.08)	(.21)	(.04)	(.03)
Distributions (from capital gains)*	–	(.37)	(.88)	(1.81)	(.18)	–
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.01)	(.43)	(.96)	(2.02)	(.22)	(.03)
Net Asset Value, End of Period	$14.30	$11.69	$10.90	$21.19	$17.44	$14.20
Total Return**	22.38%	12.35%	(46.02)%	36.17%	24.60%	21.19%
Net Assets, End of Period (in thousands)	$1,937,733	$3,655,102	$3,927,985	$8,452,208	$4,002,929	$2,906,324
Average Net Assets for the Period (in thousands)	$3,343,452	$3,398,196	$7,251,667	$6,378,807	$3,511,568	$2,716,329
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%	1.01%(5)	1.01%	0.97%	0.95%	0.93%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%	1.00%(5)	1.00%	0.96%	0.94%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%	0.02%	0.43%	0.38%	1.41%	0.45%
Portfolio Turnover Rate***	92%	80%	52%	28%	39%	42%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Return of Capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

156 | MARCH 31, 2010

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Enterprise Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$42.50	$35.71	$59.39	$45.65	$39.48	$33.73
Income from Investment Operations:
Net investment income/(loss)	(.12)	(.01)	.05	(.01)	(.04)	–
Net gains/(losses) on investments (both realized and unrealized)	7.45	6.80	(23.73)	13.75	6.21	5.75
Total from Investment Operations	7.33	6.79	(23.68)	13.74	6.17	5.75
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$49.83	$42.50	$35.71	$59.39	$45.65	$39.48
Total Return**	17.25%	19.01%	(39.87)%	30.10%	15.63%	17.05%
Net Assets, End of Period (in thousands)	$888,454	$1,521,578	$1,397,516	$2,233,224	$1,743,616	$1,703,542
Average Net Assets for the Period (in thousands)	$1,409,260	$1,335,838	$2,025,505	$1,926,163	$1,778,532	$1,728,579
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%	0.99%	0.92%	0.94%	1.00%	0.96%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	0.98%	0.92%	0.93%	0.99%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.33)%	(0.09)%	0.04%	(0.04)%	(0.24)%	(0.30)%
Portfolio Turnover Rate***	20%	41%	69%	32%	40%	28%

Class T Shares

For a share outstanding during the six-month period ended March 31, 2010 (unaudited), the two-	Janus Forty Fund
month fiscal period ended September 30, 2009 and the fiscal period ended July 31, 2009.	2010	2009(4)	2009(5)

Net Asset Value, Beginning of Period	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.09)	.09
Net gains/(losses) on investments (both realized and unrealized)	2.58	1.32	2.99
Total from Investment Operations	2.57	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$32.75	$30.18	$28.95
Total Return**	8.52%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$6,123	$375	$1
Average Net Assets for the Period (in thousands)	$2,594	$76	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%	0.95%	1.03%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	(0.80)%	1.38%(6)
Portfolio Turnover Rate***	44%	22%	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on total net assets or total return of the class.

Janus Growth & Core Funds | 157

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the five-month period
ended March 31, 2010 (unaudited) and each	Janus Fund
fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$23.95	$20.35	$33.66	$27.43	$24.44	$22.69
Income from Investment Operations:
Net investment income/(loss)	.02	.11	.18	.16	.09	.02
Net gains/(losses) on investments (both realized and unrealized)	3.15	3.76	(13.33)	6.17	2.92	1.73
Total from Investment Operations	3.17	3.87	(13.15)	6.33	3.01	1.75
Less Distributions:
Dividends (from net investment income)*	(.02)	(.27)	(.16)	(.10)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	(.27)	(.16)	(.10)	(.02)	–
Net Asset Value, End of Period	$27.10	$23.95	$20.35	$33.66	$27.43	$24.44
Total Return**	13.23%	19.35%	(39.24)%	23.12%	12.31%	7.71%
Net Assets, End of Period (in thousands)	$3,898,718	$8,100,358	$7,528,294	$13,038,747	$11,208,629	$11,142,921
Average Net Assets for the Period (in thousands)	$7,295,676	$7,312,389	$10,973,577	$11,816,878	$11,232,055	$12,310,464
Ratio of Gross Expenses to Average Net Assets***(3)	0.87%	0.89%	0.88%	0.88%	0.90%	0.88%
Ratio of Net Expenses to Average Net Assets***(3)	0.87%	0.88%	0.87%	0.87%	0.90%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.11%	0.49%	0.60%	0.52%	0.34%	0.07%
Portfolio Turnover Rate***	41%	60%	95%	32%	69%	78%

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Growth and Income Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$26.47	$21.90	$44.20	$37.36	$33.97	$29.29
Income from Investment Operations:
Net investment income/(loss)	.09	.28	.38	.63	.61	.24
Net gains/(losses) on investments (both realized and unrealized)	3.04	4.56	(17.92)	6.86	3.30	4.66
Total from Investment Operations	3.13	4.84	(17.54)	7.49	3.91	4.90
Less Distributions:
Dividends (from net investment income)*	(.10)	(.27)	(.49)	(.65)	(.52)	(.22)
Distributions (from capital gains)*	–	–	(4.27)	–	–	–
Total Distributions	(.10)	(.27)	(4.76)	(.65)	(.52)	(.22)
Net Asset Value, End of Period	$29.50	$26.47	$21.90	$44.20	$37.36	$33.97
Total Return**	11.82%	22.32%	(43.79)%	20.22%	11.56%	16.79%
Net Assets, End of Period (in thousands)	$1,901,505	$3,622,998	$3,345,701	$7,107,894	$6,780,817	$5,734,941
Average Net Assets for the Period (in thousands)	$3,214,459	$3,231,514	$5,463,501	$6,738,311	$6,677,364	$5,454,668
Ratio of Gross Expenses to Average Net Assets***(3)	0.88%	0.90%	0.87%	0.87%	0.89%	0.88%
Ratio of Net Expenses to Average Net Assets***(3)	0.88%	0.89%	0.86%	0.86%	0.88%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	1.22%	1.17%	1.98%	1.90%	0.68%
Portfolio Turnover Rate***	45%	40%	76%	54%	50%	38%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	See Note 6 in Notes to Financial Statements.

158 | MARCH 31, 2010

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Orion Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006(3)	2005

Net Asset Value, Beginning of Period	$9.03	$7.14	$13.57	$9.49	$7.80	$6.25
Income from Investment Operations:
Net investment income/(loss)	.01	.01	.08	.03	.04	.03
Net gains/(losses) on investments (both realized and unrealized)	1.64	1.95	(6.47)	4.07	1.71	1.52
Total from Investment Operations	1.65	1.96	(6.39)	4.10	1.75	1.55
Less Distributions and Other:
Dividends (from net investment income)*	–	(.06)	(.04)	(.02)	(.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(.07)	(.04)	(.02)	(.06)	–
Net Asset Value, End of Period	$10.68	$9.03	$7.14	$13.57	$9.49	$7.80
Total Return**	18.31%	27.96%	(47.21)%	43.32%	22.58%	24.80%
Net Assets, End of Period (in thousands)	$1,466,675	$3,133,551	$2,694,881	$5,188,347	$3,243,102	$691,401
Average Net Assets for the Period (in thousands)	$2,813,145	$2,600,372	$4,709,077	$3,773,555	$966,223	$590,421
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%(5)	0.97%(5)	0.94%(5)	0.93%	1.00%	1.02%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%(5)	0.96%(5)	0.94%(5)	0.92%	0.99%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.14%	0.67%	0.34%	0.80%	0.52%
Portfolio Turnover Rate***	125%	125%	144%	24%	63%	68%

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Research Core Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$17.91	$16.02	$30.28	$25.43	$22.15	$18.78
Income from Investment Operations:
Net investment income/(loss)	.06	.13	.25	.14	.11	.11
Net gains/(losses) on investments (both realized and unrealized)	2.08	2.56	(12.10)	4.85	3.24	3.34
Total from Investment Operations	2.14	2.69	(11.85)	4.99	3.35	3.45
Less Distributions:
Dividends (from net investment income)*	(.05)	(.25)	(.22)	(.11)	(.07)	(.08)
Distributions (from capital gains)*	–	(.55)	(2.19)	(.03)	–	–
Total Distributions	(.05)	(.80)	(2.41)	(.14)	(.07)	(.08)
Net Asset Value, End of Period	$20.00	$17.91	$16.02	$30.28	$25.43	$22.15
Total Return**	11.97%	18.35%	(42.21)%	19.71%	15.15%	18.44%
Net Assets, End of Period (in thousands)	$263,494	$554,296	$556,450	$1,142,927	$1,018,315	$720,889
Average Net Assets for the Period (in thousands)	$489,557	$498,688	$889,958	$1,067,882	$955,696	$652,913
Ratio of Gross Expenses to Average Net Assets***(4)	0.88%	0.94%	0.91%	0.87%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.93%	0.90%	0.87%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%	0.84%	1.01%(6)	0.48%	0.49%	0.50%
Portfolio Turnover Rate***	30%	58%	157%	33%	46%	74%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.91% and 0.91%, respectively, in 2010, 0.96% and 0.95%, respectively, in 2009 and 0.93% and 0.92%, respectively, in 2008, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.

Janus Growth & Core Funds | 159

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Research Fund
March 31, 2010 (unaudited) and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$22.49	$18.25	$32.09	$24.19	$22.05	$19.48
Income from Investment Operations:
Net investment income/(loss)	.08	.17	.05	.03	.02	.09
Net gains/(losses) on investments (both realized and unrealized)	3.39	4.23	(13.86)	7.89	2.18	2.51
Total from Investment Operations	3.47	4.40	(13.81)	7.92	2.20	2.60
Less Distributions:
Dividends (from net investment income)*	(.06)	(.16)	(.03)	(.02)	(.06)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.06)	(.16)	(.03)	(.02)	(.06)	(.03)
Net Asset Value, End of Period	$25.90	$22.49	$18.25	$32.09	$24.19	$22.05
Total Return**	15.44%	24.29%	(43.08)%	32.76%	10.00%	13.35%
Net Assets, End of Period (in thousands)	$1,402,242	$2,890,078	$2,590,521	$5,006,239	$3,876,997	$4,473,431
Average Net Assets for the Period (in thousands)	$2,566,187	$2,505,457	$4,097,719	$4,266,701	$4,052,013	$4,447,616
Ratio of Gross Expenses to Average Net Assets***(3)	1.05%	1.02%	1.06%	1.01%	0.98%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.04%	1.01%	1.05%	1.00%	0.97%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.59%	0.24%	0.11%	0.11%	0.42%
Portfolio Turnover Rate***	72%	83%	102%	72%	147%	38%

Class T Shares(1)

For a share outstanding during the five-month period ended	Janus Triton Fund
March 31, 2010 (unaudited) and each fiscal year or period ended October 31	2010(2)	2009	2008	2007	2006	2005(4)

Net Asset Value, Beginning of Period	$11.60	$8.89	$17.13	$13.09	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01	.02	–	.01	–
Net gains/(losses) on investments (both realized and unrealized)	1.99	2.70	(6.36)	4.22	2.27	.86
Total from Investment Operations	1.98	2.71	(6.34)	4.22	2.28	.86
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–(5)	–	–	(.03)	–
Distributions (from capital gains)*	–	–	(1.90)	(.18)	(.02)	–
Return of Capital	N/A	N/A	–(6)	N/A	N/A	N/A
Total Distributions and Other	(.02)	–	(1.90)	(.18)	(.05)	–
Net Asset Value, End of Period	$13.56	$11.60	$8.89	$17.13	$13.09	$10.86
Total Return**	17.07%	30.55%	(41.05)%	32.57%	21.06%	8.60%
Net Assets, End of Period (in thousands)	$252,985	$315,350	$122,852	$151,888	$111,993	$37,695
Average Net Assets for the Period (in thousands)	$322,615	$193,298	$143,209	$120,057	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%(7)	1.18%(7)	1.20%(7)	1.13%	1.11%	1.27%
Ratio of Net Expenses to Average Net Assets***(3)	1.02%(7)	1.17%(7)	1.20%(7)	1.11%	1.09%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	0.06%	(0.23)%	(0.28)%	0.12%	(0.24)%
Portfolio Turnover Rate***	34%	50%	88%	93%	262%	48%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from February 25, 2005 (inception date) through October 31, 2005.
(5)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(6)	Return of Capital aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.01% and 1.01%, respectively, in 2010, 1.18% and 1.17%, respectively, in 2009 and 1.16% and 1.16%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

160 | MARCH 31, 2010

Class T Shares(1)

For a share outstanding during the five-month period
ended March 31, 2010 (unaudited) and each fiscal year	Janus Twenty Fund
ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$57.00	$46.29	$74.70	$52.93	$47.63	$39.60
Income from Investment Operations:
Net investment income/(loss)	(.12)	.06	.01	.15	.32	.10
Net gains/(losses) on investments (both realized and unrealized)	7.08	10.66	(28.27)	21.94	5.08	7.94
Total from Investment Operations	6.96	10.72	(28.26)	22.09	5.40	8.04
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.15)	(.32)	(.10)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(.01)	(.15)	(.32)	(.10)	(.01)
Net Asset Value, End of Period	$63.96	$57.00	$46.29	$74.70	$52.93	$47.63
Total Return**	12.21%	23.16%	(37.91)%	41.95%	11.35%	20.31%
Net Assets, End of Period (in thousands)	$4,493,461	$9,016,257	$7,671,239	$12,769,465	$9,582,463	$9,612,503
Average Net Assets for the Period (in thousands)	$7,991,977	$7,846,950	$11,801,120	$10,355,207	$9,511,589	$9,458,921
Ratio of Gross Expenses to Average Net Assets***(3)	0.87%	0.86%	0.85%	0.88%(4)	0.88%(4)	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.87%	0.86%	0.84%	0.88%(4)	0.87%(4)	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.10)%	(0.07)%(5)	0.22%	0.60%	0.21%
Portfolio Turnover Rate***	46%	32%	42%	20%	41%	44%

Class T Shares(1)

For a share outstanding during the five-month period
ended March 31, 2010 (unaudited) and each fiscal year	Janus Venture Fund
ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$38.68	$29.82	$79.09	$65.75	$56.82	$51.57
Income from Investment Operations:
Net investment income/(loss)	(.33)	–	.07	(.02)	(.06)	–
Net gains/(losses) on investments (both realized and unrealized)	8.55	8.86	(34.87)	20.85	11.92	5.25
Total from Investment Operations	8.22	8.86	(34.80)	20.83	11.86	5.25
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	(14.47)	(7.49)	(2.93)	–
Return of Capital	N/A	N/A	–(6)	N/A	N/A	N/A
Total Distributions and Other	–	–	(14.47)	(7.49)	(2.93)	–
Net Asset Value, End of Period	$46.90	$38.68	$29.82	$79.09	$65.75	$56.82
Total Return**	21.25%	29.71%	(52.62)%	34.68%	21.69%	10.18%
Net Assets, End of Period (in thousands)	$214,792	$921,384	$760,880	$1,764,166	$1,398,455	$1,293,150
Average Net Assets for the Period (in thousands)	$769,160	$776,334	$1,268,992	$1,549,495	$1,353,079	$1,367,775
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%(4)	0.93%(4)	0.90%(4)	0.88%	0.91%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%(4)	0.93%(4)	0.90%(4)	0.87%	0.91%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.47)%	(0.48)%	(0.46)%	(0.49)%	(0.55)%	(0.64)%
Portfolio Turnover Rate***	28%	40%	31%	57%	55%	63%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006 for Janus Twenty Fund and 0.88% and 0.88%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009 and 0.89% and 0.89%, respectively, in 2008 for Janus Venture Fund without the inclusion of dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09% for Class T Shares (formerly named Class J Shares). The adjustment had no impact on total net assets or total return of the class.
(6)	Return of Capital aggregated less than $.01 on a per share basis.

Janus Growth & Core Funds | 161

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Government/Credit Bond Index	Composed of all bonds that are investment grade with at least one year until maturity.

Core Growth Index	An internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500

162 | MARCH 31, 2010

Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

HOLDRs	Holding Company Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

Janus Growth & Core Funds | 163

Notes to Schedules of Investments (unaudited) (continued)

∞  Schedule of Fair Valued Securities (as of March 31, 2010)

		Value as a %
	Value	of Net Assets

Janus Venture Fund
Digital Domain – Private Placement	$3,037,965	0.3%
Genius Products, Inc.	48,015	0.0%
Genius Products, Inc., 5.0000% – expires 12/31/10	2,000,000	0.2%
Genius Products, Inc. – Private Placement	3,088,705	0.3%
Lantronix, Inc. – expires 2/9/11	1	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	769	0.0%
Pokertek, Inc. – Private Placement – expires 4/23/12	28,161	0.0%

	$8,203,616	0.8%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of March 31, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$3,037,965	0.3%
Genius Products, Inc.	12/5/05-11/16/07	8,594,480	48,015	0.0%
Genius Products, Inc., 5.0000% – expires 12/31/10	2/19/09	2,000,000	2,000,000	0.2%
Genius Products, Inc. – Private Placement	5/1/09	37,439	3,088,705	0.3%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	5/17/07	198,682	769	0.0%
Pokertek, Inc. – Private Placement – expires 4/23/12	4/23/07	712,613	28,161	0.0%
		$18,834,333	$8,203,615	0.8%

The Fund has registration rights for certain restricted securities held as of March 31, 2010. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended March 31, 2010.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/10

Janus Contrarian Fund
St. Joe Co.	–	$–	–	$–	$–	$–	$287,867,186
Vail Resorts, Inc.	–	–	–	–	–	–	119,080,931

	–	$–	–	$–	$–	$–	$406,948,117

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/10

Janus Orion Fund
Pacific Sunwear of California, Inc.	4,915,170	$18,619,198	–	$–	$–	$–	$26,099,553
Wesco International, Inc.	1,933,295	54,508,466	–	–	–	–	110,937,152

	6,848,465	$73,127,664	–	$–	$–	$–	$137,036,705

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 3/31/10

Janus Venture Fund
Century Casinos, Inc.	–	$–	485,624	$1,127,274	$(9,817)	$–	$2,413,780
Genius Products, Inc. – Private Placement	–	–	–	–	–	–	3,088,705
Health Grades, Inc.	–	–	–	–	–	–	10,431,576
Horizon Lines, Inc. – Class A	–	–	–	–	–	267,365	9,090,420
inContact, Inc.	–	–	–	–	–	–	4,565,979
Information Services Group, Inc.	–	–	–	–	–	–	6,687,259
LivePerson, Inc.	–	–	–	–	–	–	24,087,021
NaviSite, Inc.	–	–	–	–	–	–	9,520,614
Sturm Ruger and Co., Inc.	–	–	988,405	10,071,359	(29,508)	94,887	–
Ultimate Software Group, Inc.	–	–	70,700	2,122,324	(1,441)	–	39,274,752

	–	$–	1,544,729	$13,320,957	$(40,766)	$362,252	$109,160,106

164 | MARCH 31, 2010

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Common Stock
Aerospace and Defense	$45,376,458	$35,415,947	$–
Agricultural Chemicals	24,333,580	65,356,974	–
Cellular Telecommunications	–	19,938,872	–
Commercial Banks	39,985,490	53,389,934	–
Diversified Banking Institutions	170,601,380	75,115,401	–
Medical – Drugs	218,396,379	2,114,536	–
Oil Companies – Integrated	121,688,197	62,863,852	–
Power Converters and Power Supply Equipment	–	9,803,836	–
All Other	2,391,208,167	–	–

Corporate Bonds	–	1,691,568,188	–

Preferred Stock	–	16,475,019	–

U.S. Treasury Notes/Bonds	–	438,338,381	–

Money Market	–	191,577,723	–

Total Investments in Securities	$3,011,589,651	$2,661,958,663	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Commercial Banks	$200,350,226	$83,751,951	$–
Medical – Drugs	65,321,312	46,967,237	–
Medical – Generic Drugs	217,796,836	43,650,729	–
Power Converters and Power Supply Equipment	–	3,780,340	–
All Other	3,681,598,650	–	–

Corporate Bond	–	30,294,348	–

Money Market	–	96,574,956	–

Total Investments in Securities	$4,165,067,024	$305,019,561	$–

Investments in Securities:
Janus Enterprise Fund
Common Stock
Aerospace and Defense	$20,013,848	$20,043,738	$–
Airlines	–	36,209,350	–
Medical – Drugs	11,310,261	21,492,406	–
All Other	2,420,153,985	–	–

Money Market	–	80,891,615	–

Total Investments in Securities	$2,451,478,094	$158,637,109	$–

Investments in Securities:
Janus Forty Fund
Common Stock
Cellular Telecommunications	$–	$44,167,309	$–
Diversified Minerals	–	101,064,754	–
Oil Companies – Integrated	57,771,057	192,991,064	–
All Other	5,864,759,834	–	–

Money Market	–	549,400,286	–

Total Investments in Securities	$5,922,530,891	$887,623,413	$–

Investments in Securities:
Janus Fund
Common Stock
Oil Companies – Integrated	$–	$133,176,761	$–
All Other	8,849,645,012	–	–

Money Market	–	195,610,261	–

Total Investments in Securities	$8,849,645,012	$328,787,022	$–

Janus Growth & Core Funds | 165

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Aerospace and Defense	$61,062,469	$46,331,931	$–
Agricultural Chemicals	31,329,811	87,355,532	–
Cellular Telecommunications	–	25,890,445	–
Commercial Banks	47,161,991	64,079,808	–
Diversified Banking Institutions	212,375,527	80,613,422	–
Oil Companies – Integrated	144,374,153	76,277,261	–
Power Converters and Power Supply Equipment	–	14,671,650	–
All Other	2,829,108,891	–	–

Corporate Bonds	–	79,439,681	–

Preferred Stock	–	35,099,480	–

U.S. Treasury Notes/Bonds	–	85,752,634	–

Money Market	–	65,811,736	–

Total Investments in Securities	$3,325,412,842	$661,323,580	$–

Investments in Securities:
Janus Orion Fund
Common Stock
Oil and Gas Drilling	$–	$55,345,841	$–
All Other	3,607,409,999	–	–

Money Market	–	57,547,468	–

Total Investments in Securities	$3,607,409,999	$112,893,309	$–

Investments in Securities:
Janus Research Core Fund
Common Stock
Airlines	$–	$11,639,356	$–
Commercial Banks	–	5,914,377	–
Oil Companies – Integrated	9,666,888	10,133,532	–
All Other	587,974,383	–	–

Money Market	–	1,111,000	–

Total Investments in Securities	$597,641,271	$28,798,265	$–

Investments in Securities:
Janus Research Fund
Common Stock
Diversified Minerals	$–	$31,166,905	$–
Oil Companies – Integrated	42,594,452	9,634,176	–
All Other	3,127,071,057	–	–

Money Market	–	26,776,631	–

Total Investments in Securities	$3,169,665,509	$67,577,712	$–

Investments in Securities:
Janus Triton Fund
Common Stock	$466,209,758	$–	$–

Money Market	–	46,463,392	–

Total Investments in Securities	$466,209,758	$46,463,392	$–

Investments in Securities:
Janus Twenty Fund
Common Stock
Cellular Telecommunications	$–	$71,230,597	$–
Diversified Minerals	–	179,187,245	–
Oil Companies – Integrated	88,437,437	293,898,261	–
All Other	9,042,902,621	–	–

Money Market	–	179,672,000	–

Total Investments in Securities	$9,131,340,058	$723,988,103	$–

166 | MARCH 31, 2010

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$17,992,483	$–	$3,136,720
Diversified Operations	5,894,142	–	3,037,965
Hotels and Motels	2,857,322	10,627,276	–
Medical Labs and Testing Services	17,421,374	3,609,635	–
All Other	1,020,578,819	–	–

Promissory Note	–	–	2,000,000

Warrants	–	28,931	–

Total Investments in Securities	$1,064,744,140	$14,265,842	$8,174,685

Investments in Purchased Options:
Janus Contrarian Fund	$515,742	$95,659,371	$–
Janus Forty Fund	–	14,276	–
Janus Fund	–	454,084	–
Janus Orion Fund	–	1,994,105	–
Janus Twenty Fund	–	21,441	–

Investments in Securities Sold Short:
Janus Orion Fund	$(141,811,850)	$–	$–
Janus Triton Fund	(1,692,629)	–	–
Janus Venture Fund	(5,187,569)	–	–

Other Financial Instruments(b):
Janus Balanced Fund	$–	$1,854,886	$–
Janus Contrarian Fund	–	(36,727,637)	–
Janus Enterprise Fund	–	157,211	–
Janus Fund	–	12,783,780	–
Janus Growth and Income Fund	–	488,289	–
Janus Orion Fund	–	(360,439)	–
Janus Research Core Fund	–	721,412	–
Janus Research Fund	–	4,034,401	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the five-month period ended March 31, 2010)

				Change in
	Balance	Accrued		Unrealized	Net	Transfers In	Balance
	as of	Discounts/	Realized	Appreciation/	Purchases	and/or	as of
	October 31, 2009	Premiums	Gain/(Loss)	(Depreciation)(a)	/(Sales)	Out of Level 3	March 31, 2010

Investments in Securities:
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$3,136,720	$–	$–	$–	$–	$–	$3,136,720
Diversified Operations	7,291,116	–	–	(4,253,151)	–	–	3,037,965
Promissory Note
Broadcast Services and Programming	2,000,000	–	–	–	–	–	2,000,000

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Janus Growth & Core Funds | 167

Notes to Schedules of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2010 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$853,629,901
Janus Contrarian Fund	1,168,559,166
Janus Enterprise Fund	160,376,032
Janus Fund	1,446,118,363
Janus Growth and Income Fund	815,879,300
Janus Orion Fund	890,090,149
Janus Research Core Fund	97,310,275
Janus Research Fund	582,716,483
Janus Triton Fund	6,241,228
Janus Venture Fund	12,483,750

168 | MARCH 31, 2010

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, all of the Funds, except Janus Forty Fund, changed their fiscal year end from October 31 to September 30. Accordingly, these financial statements include information for the five-month period from November 1, 2009 to March 31, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund, Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable

Janus Growth & Core Funds | 169

Notes to Financial Statements (unaudited) (continued)

exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the

170 | MARCH 31, 2010

REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the five- or six-month period ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2010, Janus Contrarian Fund and Janus Orion Fund had restricted cash in the amounts of $11,630,000 and $140,000, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at March 31, 2010. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a

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Notes to Financial Statements (unaudited) (continued)

transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment

172 | MARCH 31, 2010

and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which

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Notes to Financial Statements (unaudited) (continued)

the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Funds recognized realized gains/(losses) from written options contracts during the five-month period ended March 31, 2010 as indicated in the tables below:

Fund	Gains/(Losses)

Janus Contrarian Fund	$5,294,185
Janus Fund	466,488
Janus Orion Fund	8,743,165
Janus Venture Fund	739,498

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the five-month period ended March 31, 2010 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2009	–	$–
Options written	217,871	23,521,445
Options closed	(87,428)	(5,860,044)
Options expired	–	–
Options exercised	(19,192)	(1,235,213)

Options outstanding at March 31, 2010	111,251	$16,426,188

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2009	73,645	$10,649,067
Options written	1,153,573	89,725,724
Options closed	(463,013)	(29,969,331)
Options expired	(233,907)	(13,397,699)
Options exercised	(10,157)	(1,285,004)

Options outstanding at March 31, 2010	520,141	$55,722,757

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2009	4,284	$2,729,223
Options written	9,468	466,488
Options closed	–	–
Options expired	(9,468)	(466,488)
Options exercised	(4,284)	(2,729,223)

Options outstanding at March 31, 2010	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2009	–	$–
Options written	807	484,200
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2010	807	$484,200

	Number of	Premiums
Call Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2009	8,670	$2,408,117
Options written	52,424	5,030,974
Options closed	(32,231)	(3,424,411)
Options expired	(7,680)	(1,476,273)
Options exercised	(16,043)	(1,800,817)

Options outstanding at March 31, 2010	5,140	$737,590

	Number of	Premiums
Put Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2009	31,359	$3,946,130
Options written	9,755,108	8,398,308
Options closed	(4,818,910)	(250,653)
Options expired	(4,911,972)	(8,734,858)
Options exercised	(2,053)	(168,346)

Options outstanding at March 31, 2010	53,532	$3,190,581

174 | MARCH 31, 2010

	Number of	Premiums
Call Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2009	1,000	$95,000
Options written	3,500	223,567
Options closed	–	–
Options expired	(4,000)	(265,998)
Options exercised	(500)	(52,569)

Options outstanding at March 31, 2010	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2009	3,000	$415,000
Options written	9,500	797,000
Options closed	(2,000)	(283,000)
Options expired	(10,500)	(929,000)
Options exercised	–	–

Options outstanding at March 31, 2010	–	$–

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit

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Notes to Financial Statements (unaudited) (continued)

derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of March 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$2,758,393	Forward currency contracts	$903,507

Total		$2,758,393		$903,507

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts	Unaffiliated investments at value	$96,175,113	Options written, at value	$44,183,841
Foreign Exchange Contracts	Forward currency contracts	8,326,833	Forward currency contracts	870,629

Total		$104,501,946		$45,054,470

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts	Forward currency contracts	$593,830	Forward currency contracts	$436,619

Total		$593,830		$436,619

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Forty Fund
Equity Contracts	Unaffiliated investments at value	$14,276	Options written, at value	$–

Total		$14,276		$–

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Fund
Equity Contracts	Unaffiliated investments at value	$454,084	Options written, at value	$91,068
Foreign Exchange Contracts	Forward currency contracts	14,655,628	Forward currency contracts	1,780,780

Total		$15,109,712		$1,871,848

176 | MARCH 31, 2010

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts	Forward currency contracts	$1,808,713	Forward currency contracts	$1,320,424

Total		$1,808,713		$1,320,424

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Orion Fund
Equity Contracts	Unaffiliated investments at value	$1,994,105	Options written, at value	$3,251,237
Foreign Exchange Contracts	Forward currency contracts	5,083,437	Forward currency contracts	2,192,638

Total		$7,077,542		$5,443,875

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Core Fund
Foreign Exchange Contracts	Forward currency contracts	$774,714	Forward currency contracts	$53,302

Total		$774,714		$53,302

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Fund
Foreign Exchange Contracts	Forward currency contracts	$4,661,935	Forward currency contracts	$627,534

Total		$4,661,935		$627,534

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Twenty Fund
Equity Contracts	Unaffiliated investments at value	$21,441	Options, written at value	$–

Total		$21,441		$–

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Equity Contracts	$(1,656,828)	$–	$–	$–	$(1,656,828)

Foreign Exchange Contracts	–	–	–	7,478,322	7,478,322

Total	$(1,656,828)	$–	$–	$7,478,322	$5,821,494

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$2,314,376	$2,314,376

Total	$–	$–	$–	$2,314,376	$2,314,376

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$–	$(13,780,245)	$–	$(13,780,245)

Foreign Exchange Contracts	–	–	–	9,631,349	9,631,349

Total	$–	$–	$(13,780,245)	$9,631,349	$(4,148,896)

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Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$–	$40,248,104	$–	$40,248,104

Foreign Exchange Contracts	–	–	–	10,968,222	10,968,222

Total	$–	$–	$40,248,104	$10,968,222	$51,216,326

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$1,117,787	$1,117,787

Total	$–	$–	$–	$1,117,787	$1,117,787

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$661,937	$661,937

Total	$–	$–	$–	$661,937	$661,937

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$(2,108,282)	$–	$(2,108,282)

Total	$–	$–	$(2,108,282)	$–	$(2,108,282)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$466,488	$–	$466,488

Foreign Exchange Contracts	–	–	–	34,410,757	34,410,757

Total	$–	$–	$466,488	$34,410,757	$34,877,246

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$(2,199,267)	$–	$(2,199,267)

Foreign Exchange Contracts	–	–	–	16,304,902	16,304,902

Total	$–	$–	$(2,199,267)	$16,304,902	$14,105,635

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$8,304,056	$8,304,056

Total	$–	$–	$–	$8,304,056	$8,304,056

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$2,249,794	$2,249,794

Total	$–	$–	$–	$2,249,794	$2,249,794

178 | MARCH 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Orion Fund

Equity Contracts	$(4,336,002)	$2,586,305	$4,236,927	$–	$2,487,229

Foreign Exchange Contracts	–	–	–	9,120,170	9,120,170

Total	$(4,336,002)	$2,586,305	$4,236,927	$9,120,170	$11,607,399

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Orion Fund

Equity Contracts	$(2,190,141)	$3,707,795	$847,866	$–	$2,365,520

Foreign Exchange Contracts	–	–	–	5,708,439	5,708,439

Total	$(2,190,141)	$3,707,795	$847,866	$5,708,439	$8,073,959

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Foreign Exchange Contracts	$–	$–	$–	$1,422,676	$1,422,676

Total	$–	$–	$–	$1,422,676	$1,422,676

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Foreign Exchange Contracts	$–	$–	$–	$898,592	$898,592

Total	$–	$–	$–	$898,592	$898,592

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$6,753,378	$6,753,378

Total	$–	$–	$–	$6,753,378	$6,753,378

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$5,559,242	$5,559,242

Total	$–	$–	$–	$5,559,242	$5,559,242

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$(3,166,353)	$–	$(3,166,353)

Total	$–	$–	$(3,166,353)	$–	$(3,166,353)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$739,498	$–	$739,498

Total	$–	$–	$739,498	$–	$739,498

Janus Growth & Core Funds | 179

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$647,545	$–	$647,545

Total	$–	$–	$647,545	$–	$647,545

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain Funds, particularly Janus Balanced Fund, may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are

180 | MARCH 31, 2010

invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total returns. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and

Janus Growth & Core Funds | 181

Notes to Financial Statements (unaudited) (continued)

credit of the U.S. Government. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

182 | MARCH 31, 2010

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rates prior to any performance adjustment and certain Funds’ contractual investment advisory fee rates (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	All Asset Levels	0.64
Janus Fund	All Asset Levels	0.64
Janus Growth and Income Fund	All Asset Levels	0.62
Janus Orion Fund	All Asset Levels	0.64
Janus Research Core Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	All Asset Levels	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund and Janus Research Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Research Fund	Russell 1000® Growth Index

Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund,

Janus Growth & Core Funds | 183

Notes to Financial Statements (unaudited) (continued)

at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, a Fund calculated its Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

184 | MARCH 31, 2010

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the five-month period ended March 31, 2010, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$213,835
Janus Research Fund	1,563,816

Prior to February 16, 2010, certain Funds paid Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of Fund’s total net assets sold directly and the proportion of Fund’s net assets sold through intermediaries for Class D Shares. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class D Shares.

In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Class D Shares of certain Funds pay an annual administrative fee of 0.12% of net assets. These administrative fees are paid by the Shares of certain Funds for shareholder services provided by Janus Services LLC.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds, as applicable, for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use some or all of this fee to compensate intermediaries for providing these services to their customers who invest in these Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least February 16, 2011 to reimburse certain Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus

Janus Growth & Core Funds | 185

Notes to Financial Statements (unaudited) (continued)

Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Balanced Fund	0.76
Janus Contrarian Fund	0.89
Janus Enterprise Fund	0.90
Janus Forty Fund	0.78
Janus Fund	0.78
Janus Growth and Income Fund	0.73
Janus Orion Fund	0.90
Janus Research Core Fund	0.66
Janus Triton Fund	1.05

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the five- or six-month period ended March 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the five- or six-month period ended March 31, 2010.

For the five- or six-month period ended March 31, 2010, Janus Capital assumed $14,571 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $186,360 was paid by the Trust during the five- or six-month period ended period ended March 31, 2010. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the five- or six-month period ended March 31, 2010, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$196,642
Janus Contrarian Fund	3,217
Janus Enterprise Fund	1,393
Janus Forty Fund	200,268
Janus Fund	1,582
Janus Growth and Income Fund	1,968
Janus Orion Fund	6,304
Janus Research Core Fund	371
Janus Research Fund	726
Janus Triton Fund	8,242

Class A Shares may include a contingent deferred sales charge to Janus Distributors of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended March 31, 2010, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Janus Forty Fund	$100

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the five- or six-month period ended

186 | MARCH 31, 2010

March 31, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Balanced Fund	$16,502
Janus Contrarian Fund	605
Janus Enterprise Fund	56
Janus Forty Fund	16,583
Janus Orion Fund	1,216
Janus Triton Fund	1,218

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the five- or six-month period ended March 31, 2010, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 3/31/10

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$968,543,634	$(886,502,000)	$111,401	$191,577,723
Janus Contrarian Fund	423,688,825	(455,071,869)	16,095	96,574,956
Janus Enterprise Fund	136,963,435	(121,892,000)	44,750	80,891,615
Janus Forty Fund	1,145,829,869	(1,013,783,000)	511,789	549,400,286
Janus Fund	422,841,619	(562,587,000)	238,252	195,610,261
Janus Growth and Income Fund	381,331,620	(429,396,000)	115,615	65,811,736
Janus Orion Fund	657,641,565	(857,037,000)	84,493	57,547,468
Janus Research Core Fund	59,993,193	(58,882,193)	930	1,111,000
Janus Research Fund	258,787,958	(236,954,327)	16,367	26,776,631
Janus Triton Fund	98,476,894	(88,348,000)	27,921	46,463,392
Janus Twenty Fund	938,265,734	(1,210,438,898)	228,902	179,672,000
Janus Venture Fund	25,215,125	(27,126,125)	313	–

	$5,517,579,471	$(5,948,018,412)	$1,396,828	$1,491,437,068

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the five- or six-month period ended March 31, 2010, as indicated in the following table.

	Seed Capital
	at		Date of		Date of	Seed Capital
Fund	9/30/09 or 10/31/09*	Purchases	Purchases	Redemptions	Redemptions	at 3/31/10

Janus Forty Fund - Class T Shares	$1,000	$–	–	$–	–	$1,000
Janus Research Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Research Fund - Class S Shares	11,000	–	–	–	–	11,000
Janus Triton Fund - Class R Shares	164,904(1)	–	–	–	–	164,904
Janus Triton Fund - Class S Shares	220,254(1)	–	–	–	–	220,254

*	Seed capital is at 9/30/09 for Janus Forty Fund and is at 10/31/09 for Janus Research Fund and Janus Triton Fund.
(1)	Seed capital acquired pursuant to merger. See Note 9.

Janus Growth & Core Funds | 187

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Balanced Fund	$4,964,253,910	$761,938,679	$(52,644,275)	$709,294,404
Janus Contrarian Fund	4,227,321,010	832,468,320	(493,527,632)	338,940,688
Janus Enterprise Fund	2,141,451,067	593,894,654	(125,230,518)	468,664,136
Janus Forty Fund	5,275,890,360	1,579,181,957	(44,903,737)	1,534,278,220
Janus Fund	7,530,472,802	1,879,984,368	(231,571,052)	1,648,413,316
Janus Growth and Income Fund	3,322,675,316	779,560,024	(115,498,918)	664,061,106
Janus Orion Fund	2,977,166,679	823,819,806	(78,689,072)	745,130,734
Janus Research Core Fund	546,555,354	105,166,961	(25,282,779)	79,884,182
Janus Research Fund	2,699,190,806	597,314,493	(59,262,078)	538,052,415
Janus Triton Fund	434,492,780	85,181,979	(7,001,609)	78,180,370
Janus Twenty Fund	6,513,001,347	3,440,729,893	(98,381,638)	3,342,348,255
Janus Venture Fund	855,303,735	354,111,970	(122,231,038)	231,880,932

Information on the tax components of securities sold short as of March 31, 2010 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Orion Fund	$(130,868,368)	$(11,182,350)	$238,868	$(10,943,482)
Janus Triton Fund	(1,164,843)	(527,786)	–	(527,786)
Janus Venture Fund	(4,029,046)	(1,158,523)	–	(1,158,523)

Net capital loss carryovers as of September 30, 2009 and October 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

188 | MARCH 31, 2010

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2009 or
October 31, 2009

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	Capital
Fund	2010	2011	2012	2013	2015	2016	2017	Losses

Janus Balanced Fund(1)(2)	$(2,173,497)	$–	$–	$–	$–	$(31,759,629)	$(73,592,750)	$(107,525,876)
Janus Contrarian Fund(1)(2)	–	(39,096,971)	(38,648,243)	(22,132,836)	(1,936,896)	(50,783,165)	(982,367,169)	(1,134,965,280)
Janus Enterprise Fund(1)(2)	(1,191,693,717)	(35,756,979)	–	–	–	(138,714,921)	(256,368,816)	(1,622,534,433)
Janus Forty Fund(3)	–	–	–	–	–	(502,785,746)	(623,548,714)	(1,126,334,460)
Janus Fund(1)(2)	(2,698,955,519)	(574,244,030)	–	–	–	(23,612,026)	(1,652,519,511)	(4,949,331,086)
Janus Growth and Income Fund(1)(2)	(8,328,322)	–	–	–	–	(472,623,891)	(701,342,952)	(1,182,295,165)
Janus Orion Fund(1)(2)	(584,074,251)	–	–	–	–	(13,091,885)	(1,303,454,084)	(1,900,620,220)
Janus Research Core Fund(2)	–	–	–	–	–	(14,155,996)	(157,640,809)	(171,796,805)
Janus Research Fund(2)	(2,677,021,633)	(222,598,721)	–	–	–	(40,293,996)	(653,685,189)	(3,593,599,539)
Janus Triton Fund(1)(2)	–	–	–	–	–	(6,936,147)	(12,931,687)	(19,867,834)
Janus Twenty Fund(2)	(117,584,500)	(643,606,306)	–	–	–	–	(13,642,585)	(774,833,391)
Janus Venture Fund(1)(2)	(12,580,788)	–	–	–	–	(4,691,065)	(152,264,350)	(169,536,203)

(1)	Capital loss carryovers subject to annual limitations.
(2)	For the year ended October 31, 2009.
(3)	For the year ended September 30, 2009.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the five- or six-month period ended March 31, 2010 (unaudited), the two-month fiscal period ended September 30, 2009 and
each fiscal year or period ended July 31 or October 31

Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus	Janus	Janus	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Orion	Research	Research	Triton	Twenty	Venture
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund	Fund	Fund	Fund

Class A Shares
2010(1)	0.86%	1.17%	1.05%	N/A	0.96%	1.04%	1.13%	1.15%	1.10%	1.07%	N/A	N/A
2010(2)	N/A	N/A	N/A	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.97%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(5)	0.89%(6)	1.43%(6)	1.21%(6)	1.03%(4)	1.07%(6)	1.16%(6)	1.19%(6)	1.45%(6)	1.24%(6)	1.43%(6)	N/A	N/A
2008	N/A	N/A	N/A	0.97%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.05%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.06%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	N/A	N/A	N/A	0.92%(4)(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class C Shares
2010(1)	1.62%	2.01%	1.92%	N/A	1.77%	1.84%	1.95%	2.11%	1.85%	1.79%	N/A	N/A
2010(2)	N/A	N/A	N/A	1.82%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.75%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(5)	1.70%(6)	2.37%(6)	2.39%(6)	1.81%(4)	1.89%(6)	2.08%(6)	2.13%(6)	2.35%(6)	1.94%(6)	2.19%(6)	N/A	N/A
2008	N/A	N/A	N/A	1.73%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.73%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.70%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	N/A	N/A	N/A	1.74%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Growth & Core Funds | 189

Notes to Financial Statements (unaudited) (continued)

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus	Janus	Janus	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Orion	Research	Research	Triton	Twenty	Venture
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Core Fund	Fund	Fund	Fund	Fund

Class D Shares
2010	0.70%(8)	0.80%(8)	0.83%(8)	N/A	0.81%(8)	0.80%(8)	0.87%(8)	0.86%(8)	0.91%(8)	0.90%(8)	0.79%(8)	0.87%(8)

Class I Shares
2010(1)	0.60%	0.76%	0.74%	N/A	0.70%	0.70%	0.78%	0.77%	0.83%	0.82%	N/A	N/A
2010(2)	N/A	N/A	N/A	0.72%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.67%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(5)	0.63%(6)	0.94%(6)	0.82%(6)	0.67%(4)	0.73%(6)	0.73%(6)	0.74%(6)	0.84%(6)	1.02%(6)	1.01%(6)	N/A	N/A
2008	N/A	N/A	N/A	0.65%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	0.68%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	0.70%(4)(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class R Shares
2010(1)	1.33%	1.48%	1.48%	N/A	1.44%	1.44%	1.49%	1.51%	N/A	1.56%	N/A	N/A
2010(2)	N/A	N/A	N/A	1.43%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.41%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(5)	1.35%(6)	1.67%(6)	1.57%(6)	1.41%(4)	1.45%(6)	1.45%(6)	1.49%(6)	1.63%(6)	N/A	1.81%(6)	N/A	N/A
2008	N/A	N/A	N/A	1.40%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.43%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.46%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	N/A	N/A	N/A	1.42%(4)(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class S Shares
2010(1)	1.08%	1.23%	1.23%	N/A	1.19%	1.19%	1.24%	1.26%	1.34%	1.31%	N/A	N/A
2010(2)	N/A	N/A	N/A	1.17%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	1.16%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(5)	1.10%(6)	1.42%(6)	1.31%(6)	1.15%(4)	1.20%(6)	1.20%(6)	1.24%(6)	1.37%(6)	1.66%(6)	1.61%(6)	N/A	N/A
2008	N/A	N/A	N/A	1.14%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.18%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	1.18%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2005	N/A	N/A	N/A	1.16%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class T Shares(10)
2010(1)	0.81%	0.92%	0.93%	N/A	0.87%	0.88%	0.92%	0.95%	1.05%	1.02%	0.87%	0.90%
2010(2)	N/A	N/A	N/A	0.93%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(3)	N/A	N/A	N/A	0.95%(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009(5)	0.82%(4)	1.01%(4)	0.99%(4)	1.09%(4)(11)	0.89%(4)	0.90%(4)	0.97%(4)	1.00%(4)	1.02%(4)	1.18%	0.86%(4)	0.93%(4)
2008	0.79%(4)	1.01%(4)	0.92%(4)	N/A	0.88%(4)	0.87%(4)	0.94%(4)	0.91%(4)	1.06%(4)	1.20%	0.85%(4)	0.90%(4)
2007	0.79%(4)	0.97%(4)	0.94%(4)	N/A	0.88%(4)	0.87%(4)	0.93%(4)	0.87%(4)	1.01%(4)	1.13%	0.88%(4)	0.88%(4)
2006	0.82%(4)	0.95%(4)	1.00%(4)	N/A	0.90%(4)	0.89%(4)	1.00%(4)	0.92%(4)	0.98%(4)	1.11%	0.88%(4)	0.91%(4)
2005	0.80%(4)	0.93%(4)	0.96%(4)	N/A	0.88%(4)	0.88%(4)	1.02%(4)	0.90%(4)	0.93%(4)	1.85%	0.86%(4)	0.87%(4)

(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from October 1, 2009 through March 31, 2010.
(3)	Two-month period from August 1, 2009 through September 30, 2009 for Janus Forty Fund. The Fund changed its fiscal year end from July 31 to September 30.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5)	Fiscal year ended October 31, 2009 for all Funds except Janus Forty Fund. Fiscal year ended July 31, 2009 for Janus Forty Fund.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Period from September 30, 2004 (inception date) through July 31, 2005.
(8)	Period from February 16, 2010 (inception date) through March 31, 2010.
(9)	Period from November 28, 2005 (inception date) through July 31, 2006.
(10)	Formerly named Class J Shares for all Funds except Janus Forty Fund.
(11)	Period from July 6, 2009 (inception date) through July 31, 2009.

190 | MARCH 31, 2010

7.	Capital Share Transactions

For the five- or six-month period ended March 31, 2010
(unaudited), the two-month fiscal period ended	Janus Balanced		Janus Contrarian		Janus Enterprise
September 30, 2009 and the fiscal years ended July 31,	Fund		Fund		Fund		Janus Forty Fund
2009 or October 31, 2009 (all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010	2009(3)	2009(4)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	10,919	N/A	6,786	N/A	1,905	N/A	N/A	N/A
Shares sold	5,502	4,114	341	454	212	225	8,047	5,165	72,986
Reinvested dividends and distributions	115	48	–	–	–	–	–	–	877
Shares repurchased	(1,315)	(1,638)	(732)	(1,404)	(339)	(371)	(24,526)	(3,339)	(69,670)
Net Increase/(Decrease) in Fund Shares	4,302	13,443	(391)	5,836	(127)	1,759	(16,479)	1,826	4,193
Shares Outstanding, Beginning of Period	13,443	–	5,836	–	1,759	–	47,219	45,393	41,200
Shares Outstanding, End of Period	17,745	13,443	5,445	5,836	1,632	1,759	30,740	47,219	45,393
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	7,544	N/A	5,873	N/A	504	N/A	N/A	N/A
Shares sold	4,139	3,463	268	237	39	59	4,731	1,809	26,002
Reinvested dividends and distributions	38	21	–	–	–	–	–	–	406
Shares repurchased	(738)	(427)	(798)	(615)	(56)	(51)	(2,013)	(646)	(23,005)
Net Increase/(Decrease) in Fund Shares	3,439	10,601	(530)	5,495	(17)	512	2,718	1,163	3,403
Shares Outstanding, Beginning of Period	10,601	–	5,495	–	512	–	18,435	17,272	13,869
Shares Outstanding, End of Period	14,040	10,601	4,965	5,495	495	512	21,153	18,435	17,272
Transactions in Fund Shares – Class D Shares:(5)
Shares issued in connection with restructuring (Note 9)	38,867	N/A	160,547	N/A	16,345	N/A	N/A	N/A	N/A
Shares sold	594	N/A	1,008	N/A	110	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	181	N/A	–	N/A	–	N/A	N/A	N/A	N/A
Shares repurchased	(550)	N/A	(2,766)	N/A	(240)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	39,092	N/A	158,789	N/A	16,215	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	39,092	N/A	158,789	N/A	16,215	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	2,107	N/A	1,709	N/A	8,990	N/A	N/A	N/A
Shares sold	4,535	2,633	3,281	3,442	1,613	1,733	32,353	2,814	36,287
Reinvested dividends and distributions	41	11	3	–	–	–	–	–	521
Shares repurchased	(1,110)	(309)	(926)	(215)	(881)	(931)	(5,748)	(1,049)	(33,039)
Net Increase/(Decrease) in Fund Shares	3,466	4,442	2,358	4,936	732	9,792	26,605	1,765	3,769
Shares Outstanding, Beginning of Period	4,442	–	4,936	–	9,792	–	25,213	23,448	19,679
Shares Outstanding, End of Period	7,908	4,442	7,294	4,936	10,524	9,792	51,818	25,213	23,448
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	1,196	N/A	221	N/A	935	N/A	N/A	N/A
Shares sold	1,443	1,291	27	17	129	194	2,217	472	8,467
Reinvested dividends and distributions	14	5	–	–	–	–	–	–	153
Shares repurchased	(258)	(370)	(27)	(20)	(127)	(96)	(657)	(180)	(6,164)
Net Increase/(Decrease) in Fund Shares	1,199	2,122	–	218	2	1,033	1,560	292	2,456
Shares Outstanding, Beginning of Period	2,122	–	218	–	1,033	–	5,348	5,056	2,600
Shares Outstanding, End of Period	3,321	2,122	218	218	1,035	1,033	6,908	5,348	5,056

Janus Growth & Core Funds | 191

Notes to Financial Statements (unaudited) (continued)

For the five- or six-month period ended March 31, 2010
(unaudited), the two-month fiscal period ended	Janus Balanced		Janus Contrarian		Janus Enterprise
September 30, 2009 and the fiscal years ended July 31,	Fund		Fund		Fund		Janus Forty Fund
2009 or October 31, 2009 (all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010	2009(3)	2009(4)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	20,316	N/A	488	N/A	5,116	N/A	N/A	N/A
Shares sold	5,558	2,909	284	146	368	509	15,191	5,942	146,389
Reinvested dividends and distributions	159	82	–	–	–	–	–	–	4,877
Shares repurchased	(2,749)	(1,850)	(61)	(249)	(918)	(481)	(13,334)	(7,995)	(152,882)
Net Increase/(Decrease) in Fund Shares	2,968	21,457	223	385	(550)	5,144	1,857	(2,053)	(1,616)
Shares Outstanding, Beginning of Period	21,457	–	385	–	5,144	–	95,417	97,470	99,086
Shares Outstanding, End of Period	24,425	21,457	608	385	4,594	5,144	97,274	95,417	97,470
Transactions in Fund Shares – Class T Shares:(6)
Shares reorganized in connection with restructuring (Note 9)	(38,826)	N/A	(161,603)	N/A	(16,353)	N/A	N/A	N/A	N/A
Shares sold	20,987	51,122	9,053	34,357	1,285	6,671	185	12	39*
Reinvested dividends and distributions	1,108	7,799	124	15,986	–	–	–	–	–
Shares repurchased	(12,080)	(26,846)	(24,681)	(98,192)	(2,907)	(9,999)	(10)	–	–
Net Increase/(Decrease) in Fund Shares	(28,811)	32,075	(177,107)	(47,849)	(17,975)	(3,328)	175	12	39*
Shares Outstanding, Beginning of Period	146,816	114,741	312,618	360,467	35,806	39,134	12	–	–
Shares Outstanding, End of Period	118,005	146,816	135,511	312,618	17,831	35,806	187	12	39*

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares, and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(5)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to March 31, 2010.
(6)	Formerly named Class J Shares.

192 | MARCH 31, 2010

			Janus Growth				Janus Research
For the five-month period ended March 31, 2010 (unaudited) and	Janus Fund		and Income Fund		Janus Orion Fund		Core Fund
the fiscal year ended October 31, 2009 (all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	199	N/A	781	N/A	2,773	N/A	–
Shares sold	5,833	84	26	43	496	317	4	418
Reinvested dividends and distributions	2	–	2	1	–	–	1	–
Shares repurchased	(569)	(106)	(111)	(101)	(252)	(448)	(72)	(78)
Net Increase/(Decrease) in Fund Shares	5,266	177	(83)	724	244	2,642	(67)	340
Shares Outstanding, Beginning of Period	177	–	724	–	2,642	–	340	–
Shares Outstanding, End of Period	5,443	177	641	724	2,886	2,642	273	340
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	222	N/A	177	N/A	1,076	N/A	–
Shares sold	48	21	14	20	256	89	9	492
Reinvested dividends and distributions	–	–	–	–	–	–	–	–
Shares repurchased	(38)	(15)	(11)	(17)	(129)	(98)	(36)	(31)
Net Increase/(Decrease) in Fund Shares	10	228	3	180	127	1,067	(27)	461
Shares Outstanding, Beginning of Period	228	–	180	–	1,067	–	461	–
Shares Outstanding, End of Period	238	228	183	180	1,194	1,067	434	461
Transactions in Fund Shares – Class D Shares:(3)
Shares issued in connection with restructuring (Note 9)	183,935	N/A	66,364	N/A	204,033	N/A	16,199	N/A
Shares sold	544	N/A	355	N/A	2,312	N/A	78	N/A
Reinvested dividends and distributions	–	N/A	110	N/A	–	N/A	–	N/A
Shares repurchased	(2,297)	N/A	(2,042)	N/A	(4,101)	N/A	(263)	N/A
Net Increase/(Decrease) in Fund Shares	182,182	N/A	64,787	N/A	202,244	N/A	16,014	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	182,182	N/A	64,787	N/A	202,244	N/A	16,014	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	517	N/A	48	N/A	146	N/A	–
Shares sold	3,809	618	1,959	213	2,067	884	154	149
Reinvested dividends and distributions	1	–	6	–	–	–	–	–
Shares repurchased	(197)	(56)	(210)	(6)	(156)	(21)	(22)	(13)
Net Increase/(Decrease) in Fund Shares	3,613	1,079	1,755	255	1,911	1,009	132	136
Shares Outstanding, Beginning of Period	1,079	–	255	–	1,009	–	136	–
Shares Outstanding, End of Period	4,692	1,079	2,010	255	2,920	1,009	268	136
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	23	N/A	73	N/A	136	N/A	–
Shares sold	20	14	11	8	75	58	4	81
Reinvested dividends and distributions	–	–	–	–	–	–	–	–
Shares repurchased	(8)	(4)	(5)	(13)	(29)	(16)	(7)	(8)
Net Increase/(Decrease) in Fund Shares	12	33	6	68	46	178	(3)	73
Shares Outstanding, Beginning of Period	33	–	68	–	178	–	73	–
Shares Outstanding, End of Period	45	33	74	68	224	178	70	73
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	3,983	N/A	2,661	N/A	1,012	N/A	–
Shares sold	374	233	199	130	183	523	85	1,773
Reinvested dividends and distributions	–	–	3	2	–	–	1	–
Shares repurchased	(813)	(693)	(405)	(290)	(293)	(57)	(195)	(503)
Net Increase/(Decrease) in Fund Shares	(439)	3,523	(203)	2,503	(110)	1,478	(109)	1,270
Shares Outstanding, Beginning of Period	3,523	–	2,503	–	1,478	–	1,270	–
Shares Outstanding, End of Period	3,084	3,523	2,300	2,503	1,368	1,478	1,161	1,270

Janus Growth & Core Funds | 193

Notes to Financial Statements (unaudited) (continued)

			Janus Growth				Janus Research
For the five-month period ended March 31, 2010 (unaudited) and	Janus Fund		and Income Fund		Janus Orion Fund		Core Fund
the fiscal year ended October 31, 2009 (all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)

Transactions in Fund Shares – Class T Shares:(4)
Shares reorganized in connection with restructuring (Note 9)	(183,926)	N/A	(66,480)	N/A	(204,529)	N/A	(16,346)	N/A
Shares sold	12,206	52,097	3,401	10,929	15,820	43,375	467	2,004
Reinvested dividends and distributions	213	4,980	326	1,662	102	4,234	81	1,924
Shares repurchased	(22,912)	(88,759)	(9,664)	(28,493)	(20,913)	(78,440)	(1,980)	(7,708)
Net Increase/(Decrease) in Fund Shares	(194,419)	(31,682)	(72,417)	(15,902)	(209,520)	(30,831)	(17,778)	(3,780)
Shares Outstanding, Beginning of Period	338,269	369,951	136,875	152,777	346,841	377,672	30,956	34,736
Shares Outstanding, End of Period	143,850	338,269	64,458	136,875	137,321	346,841	13,178	30,956

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to March 31, 2010.
(4)	Formerly named Class J Shares.

194 | MARCH 31, 2010

For the five-month period ended March 31, 2010 (unaudited) and the fiscal year	Janus Research Fund		Janus Triton Fund
ended October 31, 2009 (all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	564
Shares sold	7	4	680	1,007
Reinvested dividends and distributions	–	–	2	–
Shares repurchased	–	–	(177)	(398)
Net Increase/(Decrease) in Fund Shares	7	4	505	1,173
Shares Outstanding, Beginning of Period	4	–	1,173	–
Shares Outstanding, End of Period	11	4	1,678	1,173
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	306
Shares sold	1	3	243	242
Reinvested dividends and distributions	–	–	–	–
Shares repurchased	–	–	(70)	(29)
Net Increase/(Decrease) in Fund Shares	1	3	173	519
Shares Outstanding, Beginning of Period	3	–	519	–
Shares Outstanding, End of Period	4	3	692	519
Transactions in Fund Shares – Class D Shares:(3)
Shares issued in connection with restructuring (Note 9)	70,452	N/A	13,078	N/A
Shares sold	352	N/A	794	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(1,882)	N/A	(318)	N/A
Net Increase/(Decrease) in Fund Shares	68,922	N/A	13,554	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	68,922	N/A	13,554	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	69
Shares sold	1,738	307	1,259	310
Reinvested dividends and distributions	1	–	1	–
Shares repurchased	(82)	(4)	(154)	(3)
Net Increase/(Decrease) in Fund Shares	1,657	303	1,106	376
Shares Outstanding, Beginning of Period	303	–	376	–
Shares Outstanding, End of Period	1,960	303	1,482	376
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	74
Shares sold	N/A	N/A	71	35
Reinvested dividends and distributions	N/A	N/A	–	–
Shares repurchased	N/A	N/A	(10)	(9)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	61	100
Shares Outstanding, Beginning of Period	N/A	N/A	100	–
Shares Outstanding, End of Period	N/A	N/A	161	100
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	78
Shares sold	25*	486*	308	263
Reinvested dividends and distributions	2*	–	1	–
Shares repurchased	(24)*	–	(76)	(10)
Net Increase/(Decrease) in Fund Shares	3*	486*	233	331
Shares Outstanding, Beginning of Period	486*	–	331	–
Shares Outstanding, End of Period	489*	486*	564	331

Janus Growth & Core Funds | 195

Notes to Financial Statements (unaudited) (continued)

For the five-month period ended March 31, 2010 (unaudited) and the fiscal year	Janus Research Fund		Janus Triton Fund
ended October 31, 2009 (all numbers in thousands)	2010(1)	2009(2)	2010(1)	2009(2)

Transactions in Fund Shares – Class T Shares:(4)
Shares reorganized in connection with restructuring (Note 9)	(70,831)	N/A	(13,623)	N/A
Shares sold	3,705	11,501	7,860	19,430
Reinvested dividends and distributions	303	1,126	43	7
Shares repurchased	(7,544)	(26,081)	(2,811)	(6,066)
Net Increase/(Decrease) in Fund Shares	(74,367)	(13,454)	(8,531)	13,371
Shares Outstanding, Beginning of Period	128,508	141,962	27,187	13,816
Shares Outstanding, End of Period	54,141	128,508	18,656	27,187

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares, Class R Shares (if applicable) and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to March 31, 2010.
(4)	Formerly named Class J Shares.

196 | MARCH 31, 2010

For the five-month period ended March 31, 2010 (unaudited) and the fiscal year	Janus Twenty Fund		Janus Venture Fund
ended October 31, 2009 (all numbers in thousands)	2010(1)	2009	2010(1)	2009

Transactions in Fund Shares – Class D Shares:(2)
Shares issued in connection with restructuring (Note 9)	84,611	N/A	18,702	N/A
Shares sold	290	N/A	128	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(938)	N/A	(282)	N/A
Net Increase/(Decrease) in Fund Shares	83,963	N/A	18,548	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	83,963	N/A	18,548	N/A
Transactions in Fund Shares – Class T Shares:(3)
Shares reorganized in connection with restructuring (Note 9)	(84,636)	N/A	(18,707)	N/A
Shares sold	3,233	9,762	191	651
Reinvested dividends and distributions	–	34	–	–
Shares repurchased	(6,526)	(17,328)	(727)	(2,347)
Net Increase/(Decrease) in Fund Shares	(87,929)	(7,532)	(19,243)	(1,696)
Shares Outstanding, Beginning of Period	158,180	165,712	23,823	25,519
Shares Outstanding, End of Period	70,251	158,180	4,580	23,823

(1)	Period from November 1, 2009 through March 31, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to March 31, 2010.
(3)	Formerly named Class J Shares.

8.	Purchases and Sales of Investment Securities

For the five- or six-month period ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$1,643,812,705	$1,194,424,196	$435,738,433	$270,295,046
Janus Contrarian Fund	1,544,649,627	1,769,951,302	–	–
Janus Enterprise Fund	198,056,872	288,733,026	–	–
Janus Forty Fund	1,618,843,461	1,233,350,818	–	–
Janus Fund	1,514,959,800	1,440,651,535	–	–
Janus Growth and Income Fund	687,001,841	718,026,074	–	–
Janus Orion Fund	1,901,520,241	1,714,278,770	–	–
Janus Research Core Fund	76,521,513	112,006,566	–	–
Janus Research Fund	891,733,224	976,024,234	–	–
Janus Triton Fund	143,991,622	51,578,422	–	–
Janus Twenty Fund	1,827,159,152	1,742,457,487	–	–
Janus Venture Fund	114,863,759	140,534,085	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets.

10.	Fund Acquisition

On July 6, 2009, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, and Janus Triton Fund acquired all of the net assets of Janus Adviser Balanced Fund, Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Orion Fund, Janus Adviser Research Core Fund, and Janus Adviser

Janus Growth & Core Funds | 197

Small-Mid Growth Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into various corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Balanced Fund	40,928,701	$896,584,133	42,082,452	$2,832,738,531	$3,729,322,664	$27,507,614
Janus Contrarian Fund	18,603,495	157,182,551	15,077,988	3,379,696,090	3,536,878,641	(33,951,255)
Janus Enterprise Fund	25,257,379	639,201,484	17,451,403	1,372,778,997	2,011,980,481	(54,042,443)
Janus Fund	5,828,515	103,109,285	4,943,893	7,436,101,589	7,539,210,874	(2,352,790)
Janus Growth and Income Fund	8,824,942	86,935,742	3,740,567	3,263,460,830	3,350,396,572	(2,848,005)
Janus Orion Fund	4,043,427	39,032,881	5,142,393	2,684,570,634	2,723,603,515	2,519,525
Janus Research Core Fund	3,799,429	42,205,476	2,733,955	495,965,727	538,171,203	(6,731,249)
Janus Triton Fund	1,247,456	11,206,551	1,092,206	229,323,658	240,530,209	(45,415)

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI

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and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update 2010-06, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. Certain disclosures are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Events

Effective May 24, 2010, Janus Balanced Fund will pursue its investment objective by normally investing 35-65% of its assets in equity securities and the remaining investments in fixed-income securities and cash equivalents. This revision is not expected to result in a material change to the way the Fund is currently managed. The Fund will continue to seek an investment objective of long-term capital growth, consistent with preservation of capital and balanced by current income.

A definitive proxy statement was filed on April 7, 2010 with the SEC that seeks shareholder approval on a number of proposals that will impact the Funds. The table below briefly summarizes the proposals shareholders are being asked to approve. A proxy statement describing each of these matters was sent to shareholders that held shares of the Funds as of March 17, 2010. Assuming shareholder approval, the proposals will become effective on or about July 1, 2010.

Fund(s) Affected	Proposal(s)

All Funds	Board of Trustees elections

Janus Forty Fund Janus Fund Janus Twenty Fund	Addition of performance-based fees as part of the investment advisory fee structure

In May 2009, in accordance with FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to March 31, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Growth & Core Funds | 199

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

200 | MARCH 31, 2010

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

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Additional Information (unaudited) (continued)

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

202 | MARCH 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

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Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

204 | MARCH 31, 2010

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth & Core Funds | 205

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (4/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0410-300	5-31-10 125-24-93001 05-10

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund
By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: May 28, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: May 28, 2010

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: May 28, 2010